FILE NO.   2-29502
                                                              FILE NO.  811-1677
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 79          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 58                 (X)
                                   ---------
                           JOHN HANCOCK CAPITAL SERIES
               (Exact Name of Registrant as Specified in Charter)

                               601 Congress Street
                        Boston, Massachusetts 02210-2805
              (Address of Principal Executive Offices) (Zip Code)

                  Registrant's Telephone Number including Area Code
                                 (617) 663-4324
                                    ---------
                            ALFRED P. OUELLETTE, ESQ.
                           John Hancock Advisers, LLC
                               601 Congress Street
                        Boston, Massachusetts 02210-2805
                     (Name and Address of Agent for Service)
                                    ---------


It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on May 1, 2007 pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a)(1) of Rule 485
( ) on May 1, 2007 pursuant to paragraph (a)(1) of Rule 485
( ) 75 days after filing pursuant to paragraph (a)(2) of Rule 485
( ) on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] John Hancock(R)
----------------------
     Mutual Funds
                                                                    John Hancock
                                                                    Equity Funds
================================================================================

                                             CLASS A, CLASS B AND CLASS C SHARES

                                                                   Balanced Fund

                                                              Classic Value Fund

                                                           Classic Value Fund II

                                                                Core Equity Fund

                                                           Large Cap Equity Fund

                                                           Large Cap Select Fund

                                                  Small Cap Intrinsic Value Fund

                                                        Sovereign Investors Fund

                                                 U.S. Global Leaders Growth Fund

--------------------------------------------------------------------------------
Prospectus

5.1.2007

================================================================================
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

        JOHN HANCOCK EQUITY FUNDS
        ------------------------------------------------------------------------

        Balanced Fund                                                          4
        Classic Value Fund                                                     6
        Classic Value Fund II                                                  8
        Core Equity Fund                                                      10
        Large Cap Equity Fund                                                 12
        Large Cap Select Fund                                                 14
        Small Cap Intrinsic Value Fund                                        16
        Sovereign Investors Fund                                              18
        U.S. Global Leaders Growth Fund                                       20

        YOUR ACCOUNT
        ------------------------------------------------------------------------
        Choosing a share class                                                22
        How sales charges are calculated                                      22
        Sales charge reductions and waivers                                   23
        Opening an account                                                    25
        Buying shares                                                         26
        Selling shares                                                        27
        Transaction policies                                                  29
        Dividends and account policies                                        31
        Additional investor services                                          32

        FUND DETAILS
        ------------------------------------------------------------------------
        Business structure                                                    33
        Management biographies                                                35
        Financial highlights                                                  37

        APPENDIX
        ------------------------------------------------------------------------
        Historical performance of corresponding
          John Hancock Classic Value Fund                                     55
        Historical performance of corresponding
          MFC Global (U.S.) Small Cap Opportunity Composite                   57

        FOR MORE INFORMATION                                          BACK COVER
        ------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
John Hancock Equity Funds
These funds seek long-term growth by investing primarily in common stocks. However, the Balanced Fund also makes significant investments in fixed-income securities. Each fund has its own strategy and its own risk profile.

Who may want to invest
These funds may be appropriate for investors who:
o have longer time horizons;

o want to diversify their portfolios;

o are seeking funds for the equity portion of an asset allocation portfolio;

o are investing for retirement or other goals that are many years in the future.

Equity funds may NOT be appropriate if you:
o are investing with a shorter time horizon in mind;
o are uncomfortable with an investment that may go up and down in value.

Risks of mutual funds
Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm

All John Hancock equity funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of December 31, 2006, managed approximately $40 billion in assets.


FUND INFORMATION KEY
-----------------------------------------------
Concise fund-by-fund descriptions
begin on the next page. Each
description provides the following
information:

[CLIP ART]  Goal and strategy
            The fund's particular
            investment goals and the
            strategies it intends to use
            in pursuing those goals

[CLIP ART]  Past performance
            The fund's total return,
            measured year-by-year
            and over time

[CLIP ART]  Main risks
            The major risk factors
            associated with the fund

[CLIP ART]  Your expenses
            The overall costs borne by
            an investor in the fund,
            including sales charges and
            annual expenses

Balanced Fund

[CLIP ART] GOAL AND STRATEGY
The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities. The fund normally invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities.

With regard to the fund's equity securities, the management team looks for companies that appear to be undervalued compared to their historical valuations relative to the market. The management team uses fundamental financial analysis and proprietary financial models to identify companies of any size that are selling at a discount as measured by ratios such as price-to-book, price-to-earnings and price-to-sales.

The management team then looks for a positive catalyst in a company's near-term outlook that they believe will accelerate earnings or improve the value of the company's assets. These positive catalysts may include, but are not limited to: new, improved or unique products or services; new or rapidly expanding markets for the company's products; new management; changes in the economic, financial, political or regulatory environment affecting the company; or a business strategy not recognized by the marketplace. The management team also considers an issuer's dividend-paying prospects and overall financial strength.

The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents. Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[CLIP ART] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad- based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '98, 11.40%
Worst quarter: Q2 `02, -12.88%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Lehman Brothers Government/Credit
Bond Index, an unmanaged index of U.S.
government, U.S. corporate and Yankee bonds.

[DATA BELOW IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


================================================================================
Class A calendar year total returns (without sales charges)
================================================================================
  1997     1998     1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
20.79%   14.01%    3.89%  -1.83%  -5.23% -18.19% 18.21%    6.78%  13.36%  13.75%
--------------------------------------------------------------------------------



================================================================================
Average annual total returns (including sales charge) for periods ending 12-31-06
================================================================================
                                                                         Life of
                                        1 year    5 years    10 years    Class C
--------------------------------------------------------------------------------
Class A before tax                       8.09%      4.82%   5.35%          --
--------------------------------------------------------------------------------
Class A after tax on distributions       5.87%      3.71%   3.88%          --
--------------------------------------------------------------------------------
Class A after tax on distributions,
with sale                                5.53%      3.53%   3.83%          --
--------------------------------------------------------------------------------
Class B before tax                       7.97%      4.85%   5.30%          --
--------------------------------------------------------------------------------
Class C before tax (began 5-3-99)       11.96%      5.18%   --           2.03%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index             15.79%      6.19%   8.42%        2.22%
--------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Bond Index                        3.78%      5.17%   6.26%        5.81%
--------------------------------------------------------------------------------

[CLIP ART] MAIN RISKS
The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

[CLIP ART] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)          Class A       Class B       Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price           5.00%          none         none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is less                                        none(2)        5.00%        1.00%
--------------------------------------------------------------------------------


================================================================================
Annual operating expenses                    Class A       Class B       Class C
================================================================================
Management fee                                 0.60%         0.60%         0.60%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees          0.30%         1.00%         1.00%
--------------------------------------------------------------------------------
Other expenses                                 0.38%         0.38%         0.38%
--------------------------------------------------------------------------------
Total fund operating expenses                  1.28%         1.98%         1.98%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


================================================================================
Expenses                                 Year 1     Year 3    Year 5     Year 10
================================================================================
Class A                                  $624       $886     $1,167      $1,968
--------------------------------------------------------------------------------
Class B with redemption                  $701       $921     $1,268      $2,126
--------------------------------------------------------------------------------
Class B without redemption               $201       $621     $1,068      $2,126
--------------------------------------------------------------------------------
Class C with redemption                  $301       $621     $1,068      $2,306
--------------------------------------------------------------------------------
Class C without redemption               $201       $621     $1,068      $2,306
--------------------------------------------------------------------------------


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

-----------------------------------------------
SUBADVISER


MFC Global Investment Management
(U.S.), LLC (formerly known as Sovereign Asset
Management LLC)


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS


Timothy E. Keefe, CFA
Joined fund team in 2004
Day-to-day purchase and sale decisions

Roger C. Hamilton
Joined fund team in 2003
Analysis of specific issuers

Jeffrey N. Given, CFA
Joined fund team in 2006
Analysis of specific issuers

Timothy M. Malloy
Joined fund team in 2006
Analysis of specific issues

See page 45 for the management biographies.


FUND CODES
Class A         Ticker          SVBAX
                CUSIP           47803P104
                Newspaper       BalA
                SEC number      811-0560
                JH fund number  36

Class B         Ticker          SVBBX
                CUSIP           47803P203
                Newspaper       BalB
                SEC number      811-0560
                JH fund number  136

Class C         Ticker          SVBCX
                CUSIP           47803P708
                Newspaper       --
                SEC number      811-0560
                JH fund number  536

Classic Value Fund This fund is generally closed to new investors (see "OPENING AN ACCOUNT" on page 35 for details).

[CLIP ART] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor's 500 Index.

In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $6.1 billion.) Using fundamental research and a proprietary computer model, the sub-adviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

o cheap on the basis of current price to estimated normal level of earnings
o current earnings below normal levels
o a sound plan to restore earnings to normal
o a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[CLIP ART] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to November 8, 2002 reflect the actual performance of the sole class of Pzena Focused Value Fund, the fund's predecessor. On November 8, 2002, the fund acquired all of the assets of Pzena Focused Value Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the Pzena Focused Value Fund. Year-by-year and index figures do not reflect sales charges and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. The performance of Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas the fund invests in stocks selected from the 500 largest such companies. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q2 '99, 30.73%
Worst quarter: Q3 `98, -21.97%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 1000 Value Index, an unmanaged
index of stocks in the Russell 1000 Index (the
1,000 largest U.S. publicly traded companies) with low price-to-book ratios.

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


================================================================================
Class A calendar year total returns (without sales   charges)
================================================================================
 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
------------------------------------------------------------------------------
24.57%  -5.67%   0.29%  35.88%  13.07%  -6.37%  36.25%  14.28%   8.81%  16.54%
--------------------------------------------------------------------------------



================================================================================
Average annual total returns (including sales charge) for periods ending
12-31-06
================================================================================
                                                              Life of    Life of
                               1 year   5 years   10 years    Class B    Class C
--------------------------------------------------------------------------------

Class A before tax
(began 6-24-96)                 10.69%    11.92%     12.26%        --        --
--------------------------------------------------------------------------------
Class A after tax
on distributions                 9.86%   11.38%      11.41%        --        --
--------------------------------------------------------------------------------
Class A after tax on
distributions, with sale         7.53%   10.17%      10.46%        --        --
--------------------------------------------------------------------------------
Class B before tax
(began 11-11-02)                10.68%   --             --      18.61%       --
--------------------------------------------------------------------------------
Class C before
tax (began 11-11-02)            14.64%   --             --         --     18.88%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*    15.79%    6.19%       8.42%     14.41%    14.41%
--------------------------------------------------------------------------------
Russell 1000 Value Index*       22.24%   10.86%      11.00%     18.85%    18.85%
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the fund also compared its performance to the Standard & Poor's 500 Index. After this date, the fund changed the index to which it compares its performance to a single index, the Russell 1000 Value Index, which better represents the fund and its investment universe versus the Standard & Poor's 500 Index.

[CLIP ART] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:



o In a down market, higher-risk securities could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

[CLIP ART] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)          Class A      Class B     Class C
================================================================================
Maximum front-end sales charge (load)
on purchases as a % of purchase price           5.00%        none        none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is less                                         none(2)      5.00%       1.00%
--------------------------------------------------------------------------------


================================================================================
Annual operating expenses                    Class A      Class B     Class C
================================================================================
Management fee                                  0.83%        0.83%       0.83%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees           0.25%        1.00%       1.00%
--------------------------------------------------------------------------------
Other expenses                                  0.22%        0.22%       0.22%
--------------------------------------------------------------------------------
Total fund operating expenses                   1.30%        2.05%       2.05%
--------------------------------------------------------------------------------
Contractual expense reimbursement
(at least until 4-30-08)                        0.00%        0.00%       0.00%
--------------------------------------------------------------------------------
Net annual operating expenses                   1.30%        2.05%       2.05%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.



================================================================================
Expenses                                   Year 1    Year 3    Year 5    Year 10
================================================================================
Class A                                      $626      $891    $1,177     $1,989
--------------------------------------------------------------------------------
Class B with redemption                      $708      $943    $1,303     $2,187
--------------------------------------------------------------------------------
Class B without redemption                   $208      $643    $1,103     $2,187
--------------------------------------------------------------------------------
Class C with redemption                      $308      $643    $1,103     $2,379
--------------------------------------------------------------------------------
Class C without redemption                   $208      $643    $1,103     $2,379
--------------------------------------------------------------------------------

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


----------------------------------------------
SUBADVISER
Pzena Investment Management, LLC
Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS
Richard S. Pzena
Managed fund since it began in 1996

John P. Goetz
Managed fund since it began in 1996

Antonio DeSpirito III
Joined fund team in 2006

Managers share investment strategy and decisions


See page 45 for the management biographies.


FUND CODES
Class A         Ticker          PZFVX
                CUSIP           409902780
                Newspaper       ClassicValA
                SEC number      811-1677
                JH fund number  38

Class B         Ticker          JCVBX
                CUSIP           409902772
                Newspaper       ClassicValB
                SEC number      811-1677
                JH fund number  138

Class C         Ticker          JCVCX
                CUSIP           409902764
                Newspaper       --
                SEC number      811-1677
                JH fund number  538

Classic Value Fund II

[CLIP ART] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor's 500 Index.

In choosing domestic securities, the subadviser screens a dynamic universe of the 400 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $8.5 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of long-term earnings power.

The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

o cheap on the basis of current price to estimated normal level of earnings
o current earnings below normal levels
o a sound plan to restore earnings to normal
o a sustainable business advantage.

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[CLIP ART] PAST PERFORMANCE
This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has existed for less than a full calendar year, there is no past performance to report.

[CLIP ART]  MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money. To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:





o In a down market, higher-risk securities could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

[CLIP ART] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly. The figures below show estimated annual expenses. Actual expenses may be greater or less.



================================================================================
Shareholder transaction expenses(1)          Class A      Class B      Class C
================================================================================
Maximum front-end sales charge (load)
on purchases as a % of purchase price           5.00%        none         none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is less                                         none(2)      5.00%        1.00%
--------------------------------------------------------------------------------



================================================================================
Annual operating expenses                       Class A   Class B      Class C
================================================================================
Management fee                                    0.80%     0.80%        0.80%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees             0.25%     1.00%        1.00%
--------------------------------------------------------------------------------
Other expenses                                    1.19%     1.19%        1.19%
--------------------------------------------------------------------------------
Total fund operating expenses                     2.24%     2.99%        2.99%
--------------------------------------------------------------------------------
Contractual expense reimbursement
(at least until 4-30-08)                          0.94%     0.94%        0.94%
--------------------------------------------------------------------------------
Net annual operating expenses                     1.30%     2.05%        2.05%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.



================================================================================
Expenses                                   Year 1    Year 3    Year 5    Year 10
================================================================================
Class A                                      $626    $1,079    $1,558     $2,876
--------------------------------------------------------------------------------
Class B with redemption                      $708    $1,136    $1,690     $3,065
--------------------------------------------------------------------------------
Class B without redemption                   $208    $836      $1,490     $3,065
--------------------------------------------------------------------------------
Class C with redemption                      $308    $836      $1,490     $3,242
--------------------------------------------------------------------------------
Class C without redemption                   $208    $836      $1,490     $3,242
--------------------------------------------------------------------------------

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

SUBADVISER
-----------------------------------------------
Pzena Investment Management, LLC

Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS
Richard S. Pzena
Managed fund since inception

John P. Goetz
Managed fund since inception

Antonio DeSpirito III
Managed fund since inception

Managers share investment strategy and decisions.

See page 45 for the management biographies.



FUND CODES
Class A         Ticker          JHVAX
                CUSIP           409902442
                Newspaper       --
                SEC number      811-1677
                JH fund number  35

Class B         Ticker          JHTBX
                CUSIP           409902434
                Newspaper       --
                SEC number      811-1677
                JH fund number  135

Class C         Ticker          JHNCX
                CUSIP           409902426
                Newspaper       --
                SEC number      811-1677
                JH fund number  535

Core Equity Fund


[CLIP ART] GOAL AND STRATEGY
The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities (including common and preferred stocks, ADRs and their equivalents) which are primarily large-capitalization stocks.


The managers select from a menu of stocks of approximately 1,000 companies that capture the characteristics of the broad market. In managing the portfolio, the portfolio managers seek to invest in stocks that are believed to have improving fundamentals and attractive valuations. The subadviser's investment research team performs fundamental research, develops financial projections and monitors consensus-based fundamental financial data. This information is utilized in a sector-based, multi-factor series of valuation models. These proprietary models use this financial data to rank the stocks according to their combination of:

o value, meaning they appear to be underpriced;
o improving fundamentals, meaning they show potential for strong growth.

The portfolio managers construct and manage the portfolio using the ranked list. This process results in a portfolio of approximately 75 to 160 stocks. The fund generally sells stocks that fall into the bottom 20% of the ranked list.

In normal circumstances, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[CLIP ART] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '98, 24.17%
Worst quarter: Q3 `02, -16.89%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 1000 Index, an unmanaged index
of the 1,000 largest companies in
the Russell 3000 Index.

      [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]



================================================================================
Class A calendar year total returns (without sales charges)
================================================================================
 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
------------------------------------------------------------------------------
29.19%  28.84%  12.37%  -7.75% -10.87% -22.85%  23.67%   8.78%   7.60%  13.29%



================================================================================
Average annual total returns (including sales charge)
for periods ending  12-31-06
================================================================================
                                                                        Life of
                                           1 year   5 years   10 years  Class C
-------------------------------------------------------------------------------
Class A before tax                           7.64%     3.75%     6.34%  --
--------------------------------------------------------------------------------
Class A after tax on distributions           7.64%     3.75%     6.02%  --
--------------------------------------------------------------------------------
Class A after tax on distributions,
with sale                                    4.97%     3.22%     5.40%  --
--------------------------------------------------------------------------------
Class B before tax                           7.54%     3.74%     6.29%  --
--------------------------------------------------------------------------------
Class C before tax (began 5-1-98)           11.51%     4.08%       --   2.22%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*                15.79%     6.19%     8.42%  4.38%
--------------------------------------------------------------------------------
Russell 1000 Index*                         15.46%     6.82%     8.64%  4.83%+
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the fund compared its performance to the Standard & Poor's 500 Index. The fund changed the index to which it compares its performance to the Russell 1000 Index which will allow for a broader investment universe.
+ Return as of closest month end to inception date.

[CLIP ART] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's research analyses turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information, and social or political instability.

[CLIP ART] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)          Class A      Class B      Class C
================================================================================

Maximum front-end sales charge (load)
on purchases as a % of purchase price           5.00%        none         none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is less                                         none(2)      5.00%        1.00%
--------------------------------------------------------------------------------


================================================================================
Annual operating expenses                    Class A      Class B      Class C
================================================================================
Management fee                                  0.75%        0.75%        0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees           0.30%        1.00%        1.00%
--------------------------------------------------------------------------------
Other expenses                                  0.42%        0.42%        0.42%
--------------------------------------------------------------------------------
Total fund operating expenses                   1.47%        2.17%        2.17%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


================================================================================
Expenses                                   Year 1    Year 3    Year 5    Year 10
================================================================================
Class A                                      $642      $942    $1,263     $2,170
--------------------------------------------------------------------------------
Class B with redemption                      $720      $979    $1,364     $2,326
--------------------------------------------------------------------------------
Class B without redemption                   $220      $679    $1,164     $2,326
--------------------------------------------------------------------------------
Class C with redemption                      $320      $679    $1,164     $2,503
--------------------------------------------------------------------------------
Class C without redemption                   $220      $679    $1,164     $2,503
--------------------------------------------------------------------------------


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------
SUBADVISER


Independence Investments LLC

Responsible for day-to-day investment management
A subsidiary of Convergent Capital Management LLC
Founded in 1982
Supervised by the adviser


PORTFOLIO MANAGERS
John C. Forelli, CFA
Joined fund team in 2004

Jay C. Leu, CFA
Joined fund team in 2004

Managers share investment strategy and decisions


See page 45 for the management biographies.


FUND CODES
Class A         Ticker          JHDCX
                CUSIP           409902707
                Newspaper       CoreEqA
                SEC number      811-1677
                JH fund number  25

Class B         Ticker          JHIDX
                CUSIP           409902806
                Newspaper       CoreEqB
                SEC number      811-1677
                JH fund number  125

Class C         Ticker          JHCEX
                CUSIP           409902863
                Newspaper       CoreEqC
                SEC number      811-1677
                JH fund number  525

Large Cap Equity Fund


[CLIP ART] GOAL AND STRATEGY
The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $1.41 billion to $446.9 billion as of December 31, 2006). Equity securities include common and preferred stocks and their equivalents.


In managing the portfolio, the management team looks for companies that are undervalued and/or offer the potential for above-average earnings growth. The management team employs a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

The fund may invest up to 20% of its assets in bonds of any maturity, with up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents. In selecting bonds, the management team looks for the most favorable risk/return ratios.

The fund may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '99, 31.65%
Worst quarter: Q3 `01, -24.00%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


================================================================================
Class A calendar year total returns (without sales charges)
================================================================================
 1997    1998    1999    2000    2001     2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
36.71%  15.94%  37.89%  -2.93%  -3.36%  -37.83%  23.29%   4.14%  16.26%  20.22%
--------------------------------------------------------------------------------



================================================================================
Average annual total returns (including sales charge)
for periods ending 12-31-06
================================================================================
                                                                         Life of
                                    1 year    5 years    10 years        Class C
--------------------------------------------------------------------------------
Class A before tax                   14.20%     1.16%        8.07%            --
--------------------------------------------------------------------------------
Class A after tax on distributions   14.20%     1.14%        6.62%            --
--------------------------------------------------------------------------------
Class A after tax on distributions,
with sale                             9.23%     0.97%        6.39%            --
--------------------------------------------------------------------------------
Class B before tax                   14.32%     1.07%        7.99%            --
--------------------------------------------------------------------------------
Class C before tax (began 5-1-98)    18.32%     1.45%          --          3.70%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index          15.79%     6.19%        8.42%         4.38%
--------------------------------------------------------------------------------

[CLIP ART] MAIN RISKS
The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise, and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[CLIP ART] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)
================================================================================
                                        Class A         Class B         Class C
-------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price     5.00%            none            none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                          none(2)        5.00%           1.00%
--------------------------------------------------------------------------------


================================================================================
Annual operating expenses               Class A         Class B         Class C
================================================================================
Management fee                           0.625%          0.625%          0.625%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees     0.25%           1.00%           1.00%
--------------------------------------------------------------------------------
Other expenses                           0.355%          0.355%          0.355%
--------------------------------------------------------------------------------
Total fund operating expenses             1.23%           1.98%           1.98%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


================================================================================
Expenses                        Year 1          Year 3       Year 5     Year 10
================================================================================
Class A                           $619            $871       $1,142      $1,914
--------------------------------------------------------------------------------
Class B with redemption           $701            $921       $1,268      $2,113
--------------------------------------------------------------------------------
Class B without redemption        $201            $621       $1,068      $2,113
--------------------------------------------------------------------------------
Class C with redemption           $301            $621       $1,068      $2,306
--------------------------------------------------------------------------------
Class C without redemption        $201            $621       $1,068      $2,306
--------------------------------------------------------------------------------

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


SUBADVISER


MFC Global Investment Management
(U.S.), LLC (formerly known as Sovereign Asset
Management LLC)

Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Timothy E. Keefe, CFA
Rejoined fund team in 2004
Day-to-day purchase and sale decisions

Roger C. Hamilton
Joined fund team in 2004 Analysis of specific issuers

Timothy M. Malloy
Joined fund team in 2006 Analysis of specific issuers

See page 45 for the management biographies.


FUND CODES
Class A     Ticker              TAGRX
            CUSIP               41013P103
            Newspaper           LgCpEqA
            SEC number          811-0560
            JH fund number      50

Class B     Ticker              TSGWX
            CUSIP               41013P202
            Newspaper           LgCpEqB
            SEC number          811-0560
            JH fund number      150

Class C     Ticker              JHLVX
            CUSIP               41013P301
            Newspaper           LgCpEqC
            SEC number          811-0560
            JH fund number      550

Large Cap Select Fund

[CLIP ART] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies with market capitalizations in excess of $5 billion). The fund invests primarily in U.S.-based companies whose growth, cash flow, earnings and dividend attributes are attractive and whose securities are reasonably priced and have the potential for capital appreciation, in the opinion of the management team.

In managing the portfolio, the management team looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company's growth and earnings, the management team considers, among other things, the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share.

In attempting to determine reasonable price levels for a company's securities, the management team utilizes a variety of measurement methods, including discounted cash flow analysis of expected earnings streams and an evaluation of the company's price-to-earnings ratio.

Under normal market conditions, the fund invests substantially all of its assets in equity securities (common and preferred stocks and their equivalents).

In abnormal conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund may not achieve its goal.

--------------------------------------------------------------------------------
[CLIP ART] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to August 22, 2003 reflect the actual performance of the sole class of M.S.B. Fund, Inc., the fund's predecessor. On August 22, 2003, the fund acquired all of the assets of M.S.B. Fund, Inc., pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the M.S.B. Fund, Inc. Year-by-year and index figures do not reflect sales charges and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '98, 22.56%
Worst quarter: Q3 `02, -12.82%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


================================================================================
Class A calendar year total returns (without sales charges)
================================================================================
1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
28.88%  31.45%  5.79%   5.68%   -3.73%  -15.08% 17.15%  5.17%   -2.38%  14.37%
--------------------------------------------------------------------------------



================================================================================
Average annual total returns (including sales charge) for periods ending
12-31-06
================================================================================
                                                              Life of   Life of
                              1 year    5 years    10 years   Class B   Class C
--------------------------------------------------------------------------------
Class A before tax             8.63%      2.10%       7.30%        --         --
--------------------------------------------------------------------------------
Class A after tax on
distributions                  7.65%      1.58%       6.22%        --         --
--------------------------------------------------------------------------------
Class A after tax on
distributions, with sale       6.39%      1.64%       5.99%        --         --
--------------------------------------------------------------------------------
Class B before tax
(began 8-25-03)                8.52%         --          --     6.32%         --
--------------------------------------------------------------------------------
Class C before
tax (began 8-25-03)           12.52%         --          --        --      7.09%
--------------------------------------------------------------------------------
Standard & Poor's
500 Index                     15.79%      6.19%       8.42%    13.24%     13.24%
--------------------------------------------------------------------------------

[CLIP ART] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the management team's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------
[CLIP ART] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)     Class A         Class B         Class C
================================================================================
Maximum front-end sales charge (load)
on purchases as a % of purchase
price                                     5.00%            none            none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                          none(2)        5.00%            1.00%
--------------------------------------------------------------------------------


================================================================================
Annual operating expenses               Class A         Class B         Class C
================================================================================
Management fee                             0.75%          0.75%            0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees      0.25%          1.00%            1.00%
--------------------------------------------------------------------------------
Other expenses                             0.48%          0.48%            0.48%
--------------------------------------------------------------------------------
Total fund operating expenses              1.48%          2.23%            2.23%
--------------------------------------------------------------------------------
Contractual expense reimbursement
(at least until 4-30-08)                   0.13%          0.13%            0.13%
--------------------------------------------------------------------------------
Net annual operating expenses              1.35%          2.10%            2.10%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.



================================================================================
Expenses                             Year 1      Year 3      Year 5      Year 10
================================================================================
Class A                                $631        $932      $1,256       $2,169
--------------------------------------------------------------------------------
Class B with redemption                $713        $985      $1,383       $2,365
--------------------------------------------------------------------------------
Class B without redemption             $213        $685      $1,183       $2,365
--------------------------------------------------------------------------------
Class C with redemption                $313        $685      $1,183       $2,554
--------------------------------------------------------------------------------
Class C without redemption             $213        $685      $1,183       $2,554
--------------------------------------------------------------------------------

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER

Shay Assets Management, Inc.

Responsible for day-to-day investment management
Founded in 1981
Supervised by the adviser

PORTFOLIO MANAGERS

John J. McCabe
Managed fund since 1991

Mark F. Trautman
Managed fund since 1993

Managers share investment strategy and decisions


See page 45 for the management biographies.


FUND CODES
Class A     Ticker              MSBFX
            CUSIP               409902749
            Newspaper           --
            SEC number          811-1677
            JH fund number      49

Class B     Ticker              JHLBX
            CUSIP               409902731
            Newspaper           --
            SEC number          811-1677
            JH fund number      149

Class C     Ticker              JHLCX
            CUSIP               409902723
            Newspaper           --
            SEC number          811-1677
            JH fund number      549

Small Cap Intrinsic Value Fund

[GOAL] GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $68 million to $3.1 billion as of December 31,
2006). Equity securities include common and preferred stocks and their equivalents.


In managing the portfolio, the management team emphasizes a value-oriented bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

The fund may invest up to 35% of assets in foreign securities. The fund may invest up to 20% of assets in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GOAL] PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '06, 14.82%
Worst quarter: Q3 '06, -1.77%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Russell 2000 Value Index, an unmanaged index which offers investors access to the small-cap segment of the U.S. equity universe. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

Class A calendar year total returns (without sales charges)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]



2006                                              28.99%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------



                                                           Life of    Life of    Life of
                                                 1 year    Class A    Class B    Class C
Class A before tax (began 2-28-05)                22.54%     21.81%        --         --
Class A after tax on distributions                21.65%     19.60%        --         --
Class A after tax on distributions, with sale     14.69%     17.36%        --         --
Class B before tax (began 2-28-05)                23.20%        --      22.72%        --
Class C before tax (began 2-28-05)                27.20%        --         --      24.54%
Russell 2000 Value Index                          23.48%     16.24%     16.24%     16.24%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, value stocks could under-perform growth stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the management team's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more established companies, it may be difficult for the fund to sell its securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. Bond prices generally fall when interest rates rise and longer-maturity will increase volatility Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                           Class A    Class B    Class C
-------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                         5.00%      none       none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less              none(2)    5.00%      1.00%


-------------------------------------------------------------------------------------------
Annual operating expenses(3)                                  Class A    Class B    Class C
-------------------------------------------------------------------------------------------
Management fee                                                   0.90%      0.90%      0.90%
Distribution and service (12b-1) fees                            0.30%      1.00%      1.00%
Other expenses                                                   1.03%      1.03%      1.03%
Total fund operating expenses                                    2.23%      2.93%      2.93%
Contractual expense reimbursement (at least until 4-30-08)       0.58%      0.58%      0.58%
Net annual operating expenses                                    1.65%      2.35%      2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.



------------------------------------------------------------------------------------------------------
Expenses                                                      Year 1      Year 3     Year 5    Year 10
------------------------------------------------------------------------------------------------------
Class A                                                          $659     $1,109     $1,585     $2,893
Class B with redemption                                          $738     $1,152     $1,692     $3,045
Class B without redemption                                       $238     $  852     $1,492     $3,045
Class C with redemption                                          $338     $  852     $1,492     $3,211
Class C without redemption                                       $238     $  852     $1,492     $3,211

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated." (3) Expense information in this table has been restated to reflect current fees.


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)

Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser


PORTFOLIO MANAGERS

Timothy E. Keefe, CFA
Managed fund since it began in 2005

Timothy M. Malloy
Managed fund since it began in 2005

Managers share investment strategy decisions


See page 45 for the management biographies.


FUND CODES


Class A             Ticker      JHIAX
                     CUSIP      41013P848
                 Newspaper      --
                SEC number      811-0560
            JH fund number      64

Class B             Ticker      JCIBX
                     CUSIP      41013P830
                 Newspaper      --
                SEC number      811-0560
            JH fund number      164

Class C             Ticker      JSICX
                     CUSIP      41013P822
                 Newspaper      --
                SEC number      811-0560
            JH fund number      564

Sovereign Investors Fund

[GRAPHIC] GOAL AND STRATEGY


The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On December 31, 2006, that range was $1.41 billion to $446.9 billion.


At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the management team uses fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The management team generally visits companies to evaluate the strength and consistency of their management strategy. Finally, the management team looks for stocks that are reasonably priced relative to their earnings and industry.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '98, 15.56%
Worst quarter: Q3 '02, -13.87%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]


1997                                              29.14%
1998                                              15.62%
1999                                               5.91%
2000                                               4.08%
2001                                              -6.06%
2002                                             -18.68%
2003                                              19.55%
2004                                               5.23%
2005                                               2.28%
2006                                              14.67%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------



                                                                                  Life of
                                                 1 year    5 years    10 years    Class C
Class A before tax                                 8.96%      2.65%       5.83%        --
Class A after tax on distributions                 6.96%      1.73%       4.34%        --
Class A after tax on distributions, with sale      7.94%      1.99%       4.47%        --
Class B before tax                                 8.92%      2.64%       5.77%        --
Class C before tax (began 5-1-98)                 12.90%      2.99%         --        2.47%
Standard & Poor's 500 Index                       15.79%      6.19%       8.42%       4.38%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information, and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A    Class B    Class C
------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                  5.00%      none       none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less       none(2)    5.00%      1.00%


------------------------------------------------------------------------------------
Annual operating expenses                              Class A    Class B    Class C
------------------------------------------------------------------------------------
Management fee                                            0.59%      0.59%      0.59%
Distribution and service (12b-1) fees                     0.30%      1.00%      1.00%
Other expenses                                            0.27%      0.27%      0.27%
Total fund operating expenses                             1.16%      1.86%      1.86%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


------------------------------------------------------------------------------------------------
Expenses                                               Year 1      Year 3     Year 5     Year 10
------------------------------------------------------------------------------------------------
Class A                                                   $612       $850     $1,106      $1,839
Class B with redemption                                   $689       $885     $1,206      $1,997
Class B without redemption                                $189       $585     $1,006      $1,997
Class C with redemption                                   $289       $585     $1,006      $2,180
Class C without redemption                                $189       $585     $1,006      $2,180

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


SUBADVISER


Sovereign Asset Management LLC a division of MFC Global Investment Management (U.S.), LLC


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

John F. Snyder III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Managers share investment strategy and decisions


See page 45 for the management biographies.


FUND CODES

Class A                            Ticker          SOVIX
                                    CUSIP      47803P302
                                Newspaper         SvInvA
                               SEC number       811-0560
                           JH fund number             29

Class B                            Ticker          SOVBX
                                    CUSIP      47803P401
                                Newspaper         SvInvB
                               SEC number       811-0560
                           JH fund number            129

Class C                            Ticker          SOVCX
                                    CUSIP      47803P609
                                Newspaper             --
                               SEC number       811-0560
                           JH fund number            529

U.S. Global Leaders Growth Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The management team considers U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o Hold leading market shares of their relevant industries that result in higher profit margins and high investment returns.

o Supply consumable products or services so that their revenue streams are recurring.

The management team seeks to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.


As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $1.41 billion to $446.9 billion as of December 31, 2006).


The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to May 17, 2002 reflect the actual performance of the sole class of U.S. Global Leaders Growth Fund, the fund's predecessor. On May 17, 2002, the fund acquired all of the assets of U.S. Global Leaders Growth Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the U.S. Global Leaders Growth Fund. Year-by-year and index figures do not reflect sales charges and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '98, 29.43%
Worst quarter: Q3 '98, -16.69%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)


Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell 1000 Growth Index, an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]


1997                                              40.68%
1998                                              31.98%
1999                                               7.88%
2000                                               4.15%
2001                                              -6.83%
2002                                             -14.51%
2003                                              19.24%
2004                                               8.51%
2005                                               2.16%
2006                                               1.44%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------



                                                                                  Life of    Life of
                                                 1 year    5 years    10 years    Class B    Class C
Class A before tax                                -3.64%      1.72%       7.79%        --         --
Class A after tax on distributions                -3.64%      1.70%       7.78%        --         --
Class A after tax on distributions, with sale     -2.37%      1.46%       6.90%        --         --
Class B before tax (began 5-20-02)                -4.32%        --          --       1.32%        --
Class C before tax (began 5-20-02)                -0.32%        --          --         --       1.73%
Standard & Poor's 500 Index*                      15.79%      6.19%       8.42%      7.76%      7.76%
Russell 1000 Growth Index*                         9.07%      2.69%       5.44%      5.18%      5.18%

* As of December 29, 2006, the fund is adding the Russell 1000 Growth Index, another benchmark that the Fund is being measured against on both the consultant and institutional side.

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                           Class A    Class B    Class C
--------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                         5.00%      none       none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less              none(2)    5.00%      1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                     Class A    Class B    Class C
--------------------------------------------------------------------------------------------
Management fee                                                   0.75%      0.75%      0.75%
Distribution and service (12b-1) fees                            0.25%      1.00%      1.00%
Other expenses                                                   0.31%      0.31%      0.31%
Total fund operating expenses                                    1.31%      2.06%      2.06%
Contractual expense reimbursement (at least until 4-30-08)       0.03%      0.03%      0.03%
Net annual operating expenses                                    1.28%      2.03%      2.03%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.



--------------------------------------------------------------------------------------------------------
Expenses                                                      Year 1      Year 3     Year 5     Year 10
--------------------------------------------------------------------------------------------------------
Class A                                                          $624    $892        $1,180      $1,998
Class B with redemption                                          $706    $943        $1,306      $2,195
Class B without redemption                                       $206    $643        $1,106      $2,195
Class C with redemption                                          $306    $643        $1,106      $2,387
Class C without redemption                                       $206    $643        $1,106      $2,387

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


SUBADVISER

Sustainable Growth Advisers, LP

Responsible for day-to-day investment management
Founded in 2003
Supervised by the adviser

PORTFOLIO MANAGERS

Gordon M. Marchand, CFA, CIC
Managed fund since 1995

George P. Fraise
Joined fund team in 2000

Robert L. Rohn
Joined fund team in 2003

Managers share investment strategy and decisions


See page 45 for the management biographies.


FUND CODES

Class A                          Ticker           USGLX
                                  CUSIP       409902830
                              Newspaper      USGlobLdrs
                             SEC number        811-1677
                         JH fund number              26

Class B                          Ticker           USLBX
                                  CUSIP       409902822
                              Newspaper              --
                             SEC number        811-1677
                         JH fund number             126

Class C                          Ticker           USLCX
                                  CUSIP       409902814
                              Newspaper              --
                             SEC number        811-1677
                         JH fund number             526

--------------------------------------------------------------------------------
Your account

CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------


o A front-end sales charge, as described in the section HOW SALES CHARGES ARE CALCULATED

o Distribution and service (12b-1) fees of 0.30% (0.25% for Classic Value, Classic Value II, Large Cap Equity, Large Cap Select and U.S. Global Leaders Growth)


--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------


o    No front-end sales charge; all your money goes to work for you right away

o    Distribution and service (12b-1) fees of 1.00%

o A deferred sales charge, as described in the section HOW SALES CHARGES ARE CALCULATED

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses


--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o    No front-end sales charge; all your money goes to work for you right away

o    Distribution and service (12b-1) fees of 1.00%

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment

The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see SALES CHARGE REDUCTIONS AND WAIVERS).

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.




Additional payments to financial intermediaries
Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o    directly, by the payment of sales commissions, if any, and

o    indirectly, as a result of the fund paying Rule 12b-1 fees

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                            As a % of      As a % of your
Your investment        offering price*         investment
Up to $49,999                    5.00%               5.26%
$50,000 - $99,999                4.50%               4.71%
$100,000 - $249,999              3.50%               3.63%
$250,000 - $499,999              2.50%               2.56%
$500,000 - $999,999              2.00%               2.04%
$1,000,000 and over     See next page

*Offering price is the net asset value per share plus any initial sales charge.

22 YOUR ACCOUNT

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock open-end mutual funds. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's SAI. You may request an SAI from your broker or financial representative, access the funds' Web site at www.jhfunds.com, or call John Hancock Signature Services, Inc. (Signature Services), the funds' transfer agent, at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million + investments
--------------------------------------------------------------------------------

                                           CDSC on shares
Your investment                                being sold
First $1M - $4,999,999                               1.00%
Next $1 - $5M above that                             0.50%
Next $1 or more above that                           0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

                                           CDSC on shares
Years after purchase                           being sold
1st year                                             5.00%
2nd year                                             4.00%
3rd or 4th year                                      3.00%
5th year                                             2.00%
6th year                                             1.00%
After 6th year                                       none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------

Years after purchase                                 CDSC
1st year                                             1.00%
After 1st year                                       none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege - lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

o Letter of Intention - lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulation and combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

                                                                YOUR ACCOUNT  23

o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section OPENING AN ACCOUNT), and individual investors may close their accounts at any time.


To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).


CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o    to make payments through certain systematic withdrawal plans
o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs
o    redemptions pursuant to a fund's right to liquidate an account less than
     $1,000
o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock
o    to make certain distributions from a retirement plan
o    because of shareholder death or disability


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.


Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)
o financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC
o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)
o individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA
o individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA
o individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted
o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)
o participants in certain 529 plans that have a signed agreement with John Hancock Funds, LLC (one-year CDSC may apply)
o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs.


Class A shares of John Hancock Classic Value Fund may be offered without front-end sales charges or CDSCs to any shareholder account of Pzena Focused Value Fund registered on this fund's books in the shareholder's name as of November 8, 2002.

Class A shares of John Hancock Large Cap Select Fund may be offered without front-end sales charges or CDSCs to any shareholder account of M.S.B. Fund, Inc. registered on this fund's books in the shareholder's name as of August 22, 2003.



Class A shares of John Hancock U.S. Global Leaders Growth Fund may be offered without front-end sales charges or CDSCs to any shareholder account of U.S. Global Leaders Growth Fund registered on this fund's books in the shareholder's name as of May 17, 2002.

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details);

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details).

24 YOUR ACCOUNT

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.


2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
     o    All John Hancock funds except the Classic Value Fund
          o    non-retirement account: $1,000 o retirement account: $500
          o    group investments: $250
          o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
          o there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC
     o    Classic Value Fund

          Effective the close of business on December 13, 2006, the John Hancock Classic Value Fund (the "Fund") was closed to new investors, except as provided below. Shareholders holding accounts in the Fund as of the close of business on December 13, 2006, may continue to purchase additional shares in the Fund into those accounts after that date. Investors who did not maintain an account in the Fund as of the close of business on December 13, 2006, generally will not be permitted to establish an account in the Fund except that new Fund accounts may be established by:

          o participants in most group employer retirement plans (and their successor plans) if the Fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by September 15, 2006;

          o participants in certain 529 plans that have a signed agreement with John Hancock Funds and offer the Fund as a plan option prior to September 15, 2006 (or were in the process of being established prior to September 15, 2006);

          o individuals or institutions that invest in certain fee-based investment products or mutual fund wrap programs where the Fund has been on a recommended list or in an asset allocation model since, on or before November 30, 2006, through a broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds but only for such period as the Fund remains on such list or model; and

          o    employees of Pzena Investment Management, LLC.


3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

                                                                YOUR ACCOUNT  25

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

             Opening an account                                       Adding to an account
---------------------------------------------------------------------------------------------------------------------------
By check
---------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
             o    Make out a check for the investment amount,         o    Make out a check for the investment amount,
                  payable to "John Hancock Signature Services,             payable to "John Hancock Signature Services,
                  Inc."                                                    Inc."

             o    Deliver the check and your completed                o    Fill out the detachable investment slip from
                  application to your financial representative,            an account statement. If no slip is
                  or mail them to Signature Services (address              available, include a note specifying the fund
                  below).                                                  name, your share class, your account number
                                                                           and the name(s) in which the account is
                                                                           registered.

                                                                      o    Deliver the check and your investment slip or
                                                                           note to your financial representative, or
                                                                           mail them to Signature Services (address
                                                                           below).
---------------------------------------------------------------------------------------------------------------------------
By exchange
---------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]    o    Call your financial representative or               o    Log on to www.jhfunds.com to process
                  Signature Services to request an exchange.               exchanges between funds.


                                                                      o    Call EASI-Line for automated service 24 hours
                                                                           a day at 1-800-338-8080.


                                                                      o    Call your financial representative or
                                                                           Signature Services to request an exchange.
---------------------------------------------------------------------------------------------------------------------------
By wire
---------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]

             o    Deliver your completed application to your          o    Obtain wiring instructions by calling
                  financial representative, or mail it to                  Signature Services.
                  Signature Services.
                                                                      o    Instruct your bank to wire the amount of your
             o    Obtain your account number by calling your               investment.
                  financial representative or Signature
                  Services.                                           Specify the fund name, your choice of share class,
                                                                      the new account number and the name(s) in which
             o    Obtain wiring instructions by calling               the accounts is registered. Your bank may charge a
                  Signature Services.                                 fee to wire funds.


             Specify the fund name, the share class, the new
             account number and the name(s) in which the
             accounts is registered. Your bank may charge a fee
             to wire funds.
---------------------------------------------------------------------------------------------------------------------------
By Internet
---------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
             See "By exchange" and "By wire."                         o    Verify that your bank or credit union is a
                                                                           member of the Automated Clearing House (ACH)
                                                                           system.

                                                                      o    Complete the "Bank Information" section on
                                                                           your account application.

                                                                      o    Log on to www.jhfunds.com to initiate
                                                                           purchases using your authorized bank account.
---------------------------------------------------------------------------------------------------------------------------
By phone
---------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
             See "By exchange" and "By wire."                         o    Verify that your bank or credit union is a
                                                                           member of the Automated Clearing House (ACH)
                                                                           system.

                                                                      o    Complete the "Bank Information" section on
                                                                           your account application.


                                                                      o    Call EASI-Line for automated service 24 hours
                                                                           a at 1-800-338-8080.


                                                                      o    Call your financial representative or call
                                                                           Signature Services between 8 A.M. and 7 P.M.,
                                                                           Eastern Time on most business days.

                                                                      To open or add to an account using the Monthly
                                                                      Automatic Accumulation Program, see "Additional
                                                                      investor services."

-----------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
-----------------------------------------------------------

26 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                      To sell some or all of your shares

------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
             o    Accounts of any type.                               o    Write a letter of instruction or complete a
                                                                           stock power indicating the fund name, your
             o    Sales of any amount.                                     share class, your account number, the name(s)
                                                                           in which the account is registered and the
                                                                           dollar value or number of shares you wish to
                                                                           sell.

                                                                      o    Include all signatures and any additional
                                                                           documents that may be required (see next
                                                                           page).

                                                                      o    Mail the materials to Signature Services.

                                                                      o    A check will be mailed to the name(s) and
                                                                           address in which the account is registered,
                                                                           or otherwise according to your letter of
                                                                           instruction.
------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
             o    Most accounts.                                      o    Log on to www.jhfunds.com to initiate
                                                                           redemptions from your funds.
             o    Sales of up to $100,000.

------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]

             o    Most accounts.                                      o    Call EASI-Line for automated service 24 hours
                                                                           a day at 1-800-338-8080.
             o    Sales of up to $100,000.
                                                                      o    Call your financial representative or call
                                                                           Signature Services between 8 A.M. and 7 P.M.,
                                                                           Eastern Time on most business days.

------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
             o    Requests by letter to sell any amount.              o    To verify that the Internet or telephone
                                                                           redemption privilege is in place on an
             o    Requests by Internet or phone to sell up to              account or to request the form to add it to
                  $100,000.                                                an existing account, call Signature Services.


                                                                      o    Funds requested by wire will generally be
                                                                           wired next business day. A $4 fee will be
                                                                           deducted from your account. Your bank may
                                                                           also charge a fee for this service.

                                                                      o    Funds requested by EFT are generally
                                                                           available by the second business day. Your
                                                                           bank may charge you a fee for this service.

------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
             o    Accounts of any type.                               o    Obtain a current prospectus for the fund into
                                                                           which you are exchanging by Internet or by
             o    Sales of any amount.                                     calling your financial representative or
                                                                           Signature Services.

                                                                      o    Log on to www.jhfunds.com to process
                                                                           exchanges between your funds.


                                                                      o    Call EASI-Line for automated service 24 hours
                                                                           a day at 1-800-338-8080.


                                                                      o    Call your financial representative or
                                                                           Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                YOUR ACCOUNT  27

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o    your address of record has changed within the past 30 days;

o you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

----------------------------------------------------------------------------------------------------------
Seller                                                   Requirements for written requests [GRAPHIC]
----------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts        o    Letter of instruction.
(custodial accounts for minors).
                                                         o    On the letter, the signatures of all persons
                                                              authorized to sign for the account, exactly
                                                              as the account is registered.

                                                         o    Medallion signature guarantee if applicable
                                                              (see above).

Owners of corporate, sole proprietorship, general        o    Letter of instruction.
partner or association accounts.
                                                         o    Corporate business/organization resolution
                                                              certified within the past 12 months or a John
                                                              Hancock Funds business/organization
                                                              certification form.

                                                         o    On the letter and the resolution, the
                                                              signature of the person(s) authorized to sign
                                                              for the account.

                                                         o    Medallion signature guarantee if applicable
                                                              (see above).

Owners or trustees of trust accounts.                    o    Letter of instruction.

                                                         o    On the letter, the signature(s) of the
                                                              trustee(s).

                                                         o    Copy of the trust document certified within
                                                              the past 12 months or a John Hancock Funds
                                                              trust certification form.

                                                         o    Medallion signature guarantee if applicable
                                                              (see above).

Joint tenancy shareholders with rights of                o    Letter of instruction signed by surviving
survivorship with a deceased co-tenant(s).                    tenant.

                                                         o    Copy of death certificate.

                                                         o    Medallion signature guarantee if applicable
                                                              (see above).

                                                         o    Inheritance tax waiver (if applicable).

Executors of shareholder estates.                        o    Letter of instruction signed by executor.

                                                         o    Copy of order appointing executor, certified
                                                              within the past 12 months.

                                                         o    Medallion signature guarantee if applicable
                                                              (see above).

                                                         o    Inheritance tax waiver (if applicable).

Administrators, conservators, guardians and other        o    Call 1-800-225-5291 for instructions.
sellers or account types not listed above.

---------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------

28 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices, quotations and some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account-holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 29

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of a fund's portfolio and may result in a fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a fund's operating costs and decrease a fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply

30 YOUR ACCOUNT
name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance;

o    after any changes of name or address of the registered owner(s);

o    in all other circumstances, every quarter.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Balanced Fund and Sovereign Investors Fund typically declare and pay income dividends quarterly. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

                                                                 YOUR ACCOUNT 31

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o    Complete the appropriate parts of your account application.


o If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in OPENING AN ACCOUNT. Deliver your check and application to your financial representative or Signature Services.


Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o    Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock funds offer a range of retirement plans, including traditional and ROTH IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 (except Classic Value) or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's SAI and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

32 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The trustees of the Balanced, Classic Value, Classic Value II, Large Cap Equity, Large Cap Select, Small Cap Intrinsic Value and U.S. Global Leaders Growth Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Core Equity, Large Cap Equity, Large Cap Select, Small Cap Intrinsic Value and U.S. Global Leaders Growth Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Classic Value II and Core Equity rely on an order from the SEC permitting the Adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by the shareholders. The funds, therefore, are able to change subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the fund (other than by reason of serving as subadviser to the portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


                                                                    |------------|
                                                                    |Shareholders|---------------------------|
                                                                    |------------|                           |
                                                                           |                                 |
              |--                                                          |                                 |
              |                                    |------------------------------------------------|        |
              |                                    |          Financial services firms and          |        |
              |                                    |             their representatives              |        |
              |                                    |                                                |        |
              |                                 |--|    Advise current and prospective share-       |        |
              |     Distribution and            |  |  holders on their fund investments, often      |        |
              |   shareholder services          |  |  in the context of an overall financial plan.  |        |
              |                                 |  |------------------------------------------------|        |
              |                                 |                                                            |
              |                                 |                                                            |
              |       |-------------------------------------------|          |------------------------------------------|
              |       |        Principal distributor              |          |              Transfer agent              |
              |       |       John Hancock Funds, LLC             |          |  John Hancock Signature Services, Inc.   |
              |       |                                           |          |                                          |
              |       | Markets the funds and distributes shares  |          | Handles shareholder services, including  |
              |       |through selling brokers, financial planners|          |recordkeeping and statements, distribution|
              |       |   and other financial representatives.    |          |  of dividends and processing of buy and  |
              |--     |-------------------------------------------|          |             sell requests.               |
                                           |                                 |------------------------------------------|
                                           |                                                        |
                                           ----------------------------------------------------------
                                                                         |
|---------------------------------|                                      |
|          Subadvisers            |                                      |  |--------------------------------------|           -|
|  Independence Investments LLC   |  |--------------------------------|  |  |             Custodian                |            |
|         53 State Street         |  |      Investment adviser        |  |  |                                      |            |
|        Boston, MA 02109         |  |                                |  |  |       The Bank of New York           |            |
|                                 |  |  John Hancock Advisers, LLC    |  |  |          One Wall Street             |   Asset    |
| Pzena Investment Management, LLC|--|     601 Congress Street        |  |  |        New York, NY 10286            | management |
|     120 West 45(th) Street      |  |    Boston, MA 02210-2805       |  |  |                                      |            |
|       New York, NY 10036        |  |                                |  |  |Holds the funds' assets, settles all  |            |
|                                 |  |Manages the funds' business and |  |  |portfolio trades and collects most of |            |
|   Shay Assets Management, Inc.  |  |   investment activities.       |  |  |   the valuation data required for    |            |
|     230 West Monroe Street      |  |--------------------------------|  |  |    calculating each fund's NAV.      |            |
|       Chicago, IL 60606         |                  |                   |  |--------------------------------------|           -|
|                                 |                  |                   |                  |
|      MFC Global Investment      |                  ----------------------------------------
|      Management (U.S.), LLC     |                                      |
|      101 Huntington Avenue      |                       |-----------------------------|
|         Boston, MA 02199        |                       |          Trustees           |
|                                 |                       |Oversee the funds' activities|
| Sustainable Growth Advisers, LP |                       |-----------------------------|
|         3 Stamford Plaza        |
|  301 Tresser Blvd., Suite 1310  |
|       Stamford, CT 06901        |
|                                 |
| Provide portfolio management to |
|          certain funds.         |
|---------------------------------|

                                                                 FUND DETAILS 33

Management fees The management fees paid to the investment adviser by the John Hancock equity funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                           % of net assets
--------------------------------------------------------------------------------
Balanced                                                                0.60%
Classic Value                                                           0.83
Classic Value II                                                        0.00*
Core Equity                                                             0.75
Large Cap Equity                                                        0.625
Large Cap Select                                                        0.62*
Small Cap Intrinsic Value                                               0.32*
Sovereign Investors                                                     0.59
U.S. Global Leaders Growth                                              0.72*

*After expense reimbursement.


A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual or semiannual report to shareholders, as follows:




Annual report dated December 31, 2006 Balanced Fund, Classic Value Fund, Classic Value Fund II, Core Equity Fund, Large Cap Equity Fund, Large Cap Select Fund, Small Cap Intrinsic Value Fund, Sovereign Investors Fund, U.S. Global Leaders Growth Fund


Subadvisers

Independence Investments LLC (Independence), subadvises Core Equity Fund. Founded in 1982, Independence is a subsidiary of Convergent Capital Management LLC, a wholly owned subsidiary of City National Corporation and managed approximately $8 billion in assets as of December 31, 2006.

Pzena Investment Management, LLC (PIM) subadvises Classic Value Fund and Classic Value Fund II and was investment adviser to Classic Value Fund's predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer. PIM provides investment advisory services to individual and institutional investors and, as of December 31, 2006, had total assets under management of approximately $27.3 billion.

Shay Assets Management, Inc. (SAM) subadvises Large Cap Select Fund. SAM was founded in 1981 and is controlled by Rodger D. Shay, Chairman. SAM managed approximately $3.5 billion in assets as of December 31, 2006, and was the investment adviser to the fund's predecessor, M.S.B. Fund, Inc.

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)), subadvises Balanced, Large Cap Equity, Small Cap Intrinsic Value and Sovereign Investors Funds. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2006, had total assets under management of approximately $26 billion.

Sustainable Growth Advisers, LP (SGA) subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn each own 24% of SGA. Total assets under management by SGA principals as of December 31, 2006 were approximately $3.5 billion.


34  FUND DETAILS

MANAGEMENT BIOGRAPHIES
--------------------------------------------------------------------------------

Below is an alphabetical list of the portfolio managers for the John Hancock equity funds, including a brief summary of their business careers over the past five years. The SAI for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage (other than the fund) and their ownership of fund shares, if any.

Antonio DeSpirito III
----------------------------------------------
Principal and portfolio manager, Pzena
 Investment Management, LLC (since 1996)
Joined subadviser in 1996
Began business career in 1993


Barry H. Evans, CFA
----------------------------------------------
President, chief fixed income
 officer and chief operating officer, MFC
 Global Investment Management (U.S.), LLC
Joined subadviser in 2005
Senior vice president, chief fixed income officer and chief operating officer, John
 Hancock Advisers, LLC (1986-2005)
Began business career in 1986





John C. Forelli, CFA
----------------------------------------------
Senior vice president, Independence
 Investments LLC
Joined subadviser in 1990
Began business career in 1984


George P. Fraise
----------------------------------------------
Principal, Sustainable Growth Advisers, LP
 (since 2003)
Executive vice president, Yeager, Wood &
 Marshall, Inc. (2000-2003)
Began business career in 1987


Jeffrey N. Given, CFA
----------------------------------------------
Vice president, MFC Global Investment
 Management (U.S.), LLC
Joined subadviser in 2005
Second vice president, John Hancock
 Advisers, LLC (1993-2005)
Began business career in 1993


John P. Goetz
----------------------------------------------
Managing principal (since 1997) and co-chief investment officer (since 2005), Pzena
 Investment Management, LLC
Director of research, Pzena Investment
 Management, LLC (1996-2005)
Joined subadviser in 1996
Began business career in 1979


Roger C. Hamilton
----------------------------------------------
Vice president, MFC Global Investment
 Management (U.S.), LLC
Joined subadviser in 2005
Vice president and portfolio manager, John
 Hancock Advisers, LLC (2003-2005)
Analyst, John Hancock Advisers, LLC
 (1994-2003)
Began business career in 1980





Timothy E. Keefe, CFA
----------------------------------------------
Executive vice president and chief equity officer, MFC Global Investment Management
 (U.S.), LLC
Joined subadviser in 2005
Senior vice president and chief equity officer,
 John Hancock Advisers, LLC (2004-2005)
Partner and portfolio manager, Thomas
 Weisel Partners (2000-2004)
Began business career in 1987


Jay C. Leu, CFA
----------------------------------------------
Principal and senior vice president,
 Independence Investments LLC
Joined subadviser in 1997
Began business career in 1987


Timothy M. Malloy
----------------------------------------------
Vice president, MFC Global Investment
 Management (U.S.), LLC
Joined subadviser in 2005
Second vice president, John Hancock
 Advisers, LLC (2004-2005)
Investment analyst, Thomas Weisel Partners
 (2000-2004)
Began business career in 1993


Gordon M. Marchand, CFA, CIC
----------------------------------------------
Principal, Sustainable Growth Advisers, LP
 (since 2003)
Chief financial and operating officer,
 Yeager, Wood & Marshall, Inc. (1984-2003)
Began business career in 1977

John J. McCabe
----------------------------------------------
Senior vice president, Shay Assets
 Management, Inc.
Joined subadviser in 1995
Began business career in 1965




Richard S. Pzena
----------------------------------------------
Founder, managing principal, chief executive officer (since 1995) and co-chief investment officer (since 2005), Pzena Investment
Management, LLC
Began business career in 1980


Robert L. Rohn
----------------------------------------------
Principal, Sustainable Growth Advisers, LP
 (since 2003)
Chairman and chief executive officer,
 W.P. Stewart, Inc. (1991-2003)
Began business career in 1983

                                                                FUND DETAILS  35

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES (continued)




John F. Snyder III
----------------------------------------------
Executive vice president, MFC Global
 Investment Management (U.S.), LLC
Joined subadviser in 1983
Executive vice president, John Hancock
 Advisers, LLC (1991-2005)
Began business career in 1971


Mark F. Trautman
----------------------------------------------
Vice president, Shay Assets
 Management, Inc.
Joined subadviser in 1995
Began business career in 1986



36 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures for the years ended 12-31-03, 12-31-04 and 12-31-05 audited by Deloitte-Touche LLP and for the year ended 12-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES  PERIOD ENDED                    12-31-02(1)     12-31-03(1)     12-31-04(1)     12-31-05(1)     12-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  12.02        $  9.61         $  11.15        $  11.67       $  12.60
Net investment income(2)                            0.23           0.17             0.19            0.13           0.18
Net realized and unrealized gain (loss)
 on investments                                    (2.40)          1.56             0.56            1.41           1.54
Total from investment operations                   (2.17)          1.73             0.75            1.54           1.72
Less distributions
From net investment income                         (0.24)         (0.19)           (0.23)          (0.16)         (0.20)
From net realized gain                                --             --               --           (0.45)         (0.73)
                                                   (0.24)         (0.19)           (0.23)          (0.61)         (0.93)
Net asset value, end of period                  $   9.61        $ 11.15         $  11.67        $  12.60       $  13.39
Total return(3)(%)                                (18.19)         18.21             6.78(4)        13.36(4)       13.75(4)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)         $     85        $    88         $     86        $     92       $    111
Ratio of net expenses to average net
 assets (%)                                         1.39           1.41             1.35            1.35           1.28
Ratio of gross expenses to average net
 assets (%)                                         1.39           1.41             1.39(5)         1.37 5         1.28(5)
Ratio of net investment income to average
 net assets (%)                                     2.15           1.70             1.72            1.13           1.35
Portfolio turnover (%)                                86             60               56              88             60



CLASS B SHARES  PERIOD ENDED                    12-31-02(1)     12-31-03(1)     12-31-04(1)     12-31-05(1)     12-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  12.01        $  9.61         $  11.15        $  11.67       $  12.60
Net investment income(2)                            0.16           0.10             0.11            0.05           0.09
Net realized and unrealized gain (loss)
 on investments                                    (2.40)          1.56             0.56            1.41           1.54
Total from investment operations                   (2.24)          1.66             0.67            1.46           1.63
Less distributions
From net investment income                         (0.16)         (0.12)           (0.15)          (0.08)         (0.11)
From net realized gain                                --             --               --           (0.45)         (0.73)
                                                   (0.16)         (0.12)           (0.15)          (0.53)         (0.84)
Net asset value, end of period                  $   9.61        $ 11.15         $  11.67        $  12.60       $  13.39
Total return(3)(%)                                (18.71)         17.42             6.05(4)        12.59(4)       12.97(4)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)         $     28        $    30         $     27        $     27       $     27
Ratio of net expenses to average net
 assets (%)                                         2.09           2.11             2.04            2.05           1.97
Ratio of gross expenses to average net
 assets (%)                                         2.09           2.11             2.08(5)         2.07(5)        1.97(5)
Ratio of net investment income to average
 net assets (%)                                     1.44           1.00             1.03            0.43           0.66
Portfolio turnover (%)                                86             60               56              88             60


                                                                FUND DETAILS  37


CLASS C SHARES  PERIOD ENDED                    12-31-02(1)     12-31-03(1)     12-31-04(1)     12-31-05(1)     12-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  12.01        $  9.61         $  11.15        $  11.67       $  12.60
Net investment income(2)                            0.16           0.10             0.11            0.05           0.09
Net realized and unrealized gain (loss)
 on investments                                    (2.40)          1.56             0.56            1.41           1.54
Total from investment operations                   (2.24)          1.66             0.67            1.46           1.63
Less distributions
From net investment income                         (0.16)         (0.12)           (0.15)          (0.08)         (0.11)
From net realized gain                                --             --               --           (0.45)         (0.73)
                                                   (0.16)         (0.12)           (0.15)          (0.53)         (0.84)
Net asset value, end of period                  $   9.61        $ 11.15         $  11.67        $  12.60       $  13.39
Total return(3)(%)                                (18.71)         17.42             6.04(4)        12.59(4)       12.96(4)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)         $      2        $     4         $      5        $      6       $     10
Ratio of net expenses to average net assets (%)     2.09           2.11             2.05            2.05           1.97
Ratio of gross expenses to average net
 assets (%)                                         2.09           2.11             2.09(5)         2.07(5)        1.97(5)
Ratio of net investment income to average
 net assets (%)                                     1.46           0.99             1.00            0.43           0.64
Portfolio turnover (%) 86 60 56 88 60

(1) Audited by previous auditor.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.


38 FUND DETAILS

Classic Value Fund

Figures for the years ended 12-31-02, 12-31-03, 12-31-04, 12-31-05 and 12-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES PERIOD ENDED                4-30-02(1)    12-31-02(2,3)     12-31-03     12-31-04     12-31-05    12-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  16.08        $  18.16        $  15.07     $  20.27     $  23.01    $  24.64
Net investment income(4)                       0.05            0.05            0.20         0.17         0.15        0.23
Net realized and unrealized gain (loss)
 on investments                                2.42           (2.68)           5.25         2.73         1.88        3.84
Total from investment operations               2.47           (2.63)           5.45         2.90         2.03        4.07
Less distributions
From net investment income                    (0.06)          (0.02)          (0.13)       (0.09)       (0.10)      (0.19)
From net realized gain                        (0.33)          (0.44)          (0.12)       (0.07)       (0.30)      (0.85)
                                              (0.39)          (0.46)          (0.25)       (0.16)       (0.40)      (1.04)
Net asset value, end of period             $  18.16        $  15.07        $  20.27     $  23.01     $  24.64    $  27.67
Total return(5)(%)                            15.67(6)       (14.00)(6,7)     36.25(6)     14.28(6)      8.81(6)    16.54
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)    $     22        $     22        $    145     $  1,223     $  3,017    $  5,987
Ratio of net expenses to average net
 assets (%)                                    1.25            1.27(8)         1.16         1.30         1.32        1.30
Ratio of gross expenses to average net
 assets (%)                                    2.01(9)         2.57(8,9)       1.52(9)      1.40(9)      1.36(9)     1.30
Ratio of net investment income to average
 net assets (%)                                0.34            0.44(8)         1.13         0.81         0.65        0.89
Portfolio turnover (%)                           38              47(7)           25           16           27          20



CLASS B SHARES  PERIOD ENDED                             12-31-02(10)      12-31-03     12-31-04     12-31-05    12-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  14.11        $  15.05     $  20.24     $  22.89    $  24.42
Net investment income (loss)(4)                                  --(11)        0.07         0.01        (0.03)       0.04
Net realized and unrealized gain
 on investments                                                0.94            5.24         2.71         1.86        3.79
Total from investment operations                               0.94            5.31         2.72         1.83        3.83
Less distributions
From net investment income                                       --              --(11)       --           --          --
From net realized gain                                           --           (0.12)       (0.07)       (0.30)      (0.85)
                                                                 --           (0.12)       (0.07)       (0.30)      (0.85)
Net asset value, end of period                             $  15.05        $  20.24     $  22.89     $  24.42    $  27.40
Total return(5)(%)                                             6.66(6,7)      35.36(6)     13.44(6)      7.99(6)    15.68
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $      1        $     47     $    200     $    296    $    332
Ratio of net expenses to average net
 assets (%)                                                    2.10(8)         1.91         2.05         2.07        2.01
Ratio of gross expenses to average net
 assets (%)                                                    6.82(8,9)       2.27(9)      2.15(9)      2.11(9)     2.01
Ratio of net investment income (loss)
 to average net assets (%)                                    (0.06)(8)        0.38         0.03        (0.11)       0.17
Portfolio turnover (%)                                           47(7)           25           16           27          20


                                                                FUND DETAILS  39


CLASS C SHARES  PERIOD ENDED                               12-31-02(10)    12-31-03     12-31-04     12-31-05    12-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  14.11        $  15.05     $  20.24     $  22.89    $   24.42
Net investment income (loss)(4)                                 --(11)         0.07         0.01        (0.02)        0.03
Net realized and unrealized gain
 on investments                                                0.94            5.24         2.71         1.85         3.79
Total from investment operations                               0.94            5.31         2.72         1.83         3.82
Less distributions
From net investment income                                       --              --(11)       --           --           --
From net realized gain                                           --           (0.12)       (0.07)       (0.30)       (0.85)
                                                                 --           (0.12)       (0.07)       (0.30)       (0.85)
Net asset value, end of period                             $  15.05        $  20.24     $  22.89     $  24.42    $   27.39
Total return(5)(%)                                             6.66(6,7)      35.36(6)     13.44(6)      7.99(6)     15.64
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $      1        $     82     $    423      $   832    $   1,132
Ratio of net expenses to average net assets (%)                2.10(8)         1.91         2.05         2.07         2.05
Ratio of gross expenses to average net assets (%)              6.82(8,9)       2.26(9)      2.15(9)      2.11(9)      2.05
Ratio of net investment income (loss) to
 average net assets (%)                                       (0.10)(8)        0.39         0.04        (0.10)        0.13
Portfolio turnover (%)                                           47(7)           25           16           27           20

(1)  Audited by previous auditors.
(2) Effective 11-8-02, shareholders of the former Pzena Focused Value Fund became owners of an equal number of full and fractional shares of Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.
(3)  Effective 12-31-02, the fiscal year changed from April 30 to December 31.
(4)  Based on the average of the shares outstanding.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(7)  Not annualized.
(8)  Annualized.
(9) Does not take into consideration expense reductions during the periods shown.
(10) Class B and Class C shares began operations on 11-11-02.
(11) Less that $0.01 per share.


40 FUND DETAILS

Classic Value Fund II

Figures audited by PricewaterhouseCoopers LLP.



CLASS A SHARES PERIOD ENDED                                             12-31-06(1)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $     10.00
Net investment income(2)                                                       0.03
Net realized and unrealized gain on investments                                1.40
Total from investment operations                                               1.43
Less distributions
From net investment income                                                    (0.01)
From net realized gain                                                        (0.03)
                                                                              (0.04)
Net asset value, end of period                                          $     11.39
Total return(3)(%)                                                            14.29(4,7)
----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $        39
Ratio of net expenses to average net assets (%)                                1.30(5)
Ratio of gross expenses to average net assets (%)                              2.24(5,6)
Ratio of net investment income to average net assets (%)                       0.63(5)
Portfolio turnover (%)                                                           12(7)



CLASS B SHARES PERIOD ENDED                                             12-31-06(1)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $     10.00
Net investment loss(2)                                                        (0.01)
Net realized and unrealized gain on investments                                1.40
Total from investment operations                                               1.39
Less distributions
From net realized gain                                                        (0.03)
Net asset value, end of period                                          $     11.36
Total return(3)(%)                                                            13.86(4,7)
----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $         6
Ratio of net expenses to average net assets (%)                                2.05(5)
Ratio of gross expenses to average net assets (%)                              2.99(5,6)
Ratio of net investment loss to average net assets (%)                        (0.11)(5)
Portfolio turnover (%)                                                           12(7)


                                                                FUND DETAILS  41


CLASS C SHARES PERIOD ENDED                                             12-31-06(1)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.00
Net investment loss(2)                                                     (0.01)
Net realized and unrealized gain on investments                             1.40
Total from investment operations                                            1.39
Less distributions
From net realized gain                                                     (0.03)
Net asset value, end of period                                            $11.36
Total return(3)(%)                                                         13.86(4),(7)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $   15
Ratio of net expenses to average net assets (%)                             2.05(5)
Ratio of gross expenses to average net assets (%)                           2.99(5),(6)
Ratio of net investment loss to average net assets (%)                     (0.15)(5)
Portfolio turnover (%)                                                        12(7)

(1)  Beginning of operations from 7-7-06 through 12-31-06.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7)  Not annualized.


42 FUND DETAILS

Core Equity Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS A SHARES PERIOD ENDED                                       12-31-02    12-31-03    12-31-04    12-31-05    12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 26.61     $ 20.53     $ 25.39     $ 27.62     $ 29.72
Net investment income (loss)(1)                                      (0.02)         --(2)     0.10        0.01        0.09
Net realized and unrealized gain (loss) on investments               (6.06)       4.86        2.13        2.09        3.86
Total from investment operations                                     (6.08)       4.86        2.23        2.10        3.95
Net asset value, end of period                                     $ 20.53     $ 25.39     $ 27.62     $ 29.72     $ 33.67
Total return(3)(%)                                                  (22.85)      23.67        8.78(4)     7.60(4)    13.29(4)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   184     $   201     $   193     $   195     $   198
Ratio of net expenses to average net assets (%)                       1.60        1.61        1.52        1.47        1.47
Ratio of gross expenses to average net assets (%)                     1.60        1.61        1.57(5)     1.52(5)     1.50(5)
Ratio of net investment income (loss) to average net assets (%)      (0.10)      (0.02)       0.41        0.03        0.28
Portfolio turnover (%)                                                  64(6)       70          68          54          78

CLASS B SHARES PERIOD ENDED                                       12-31-02    12-31-03    12-31-04    12-31-05    12-31-06
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $ 25.71     $ 19.70     $ 24.19     $ 26.12     $ 27.91
Net investment loss(1)                                               (0.18)      (0.15)      (0.08)      (0.18)      (0.13)
Net realized and unrealized gain (loss) on investments               (5.83)       4.64        2.01        1.97        3.63
Total from investment operations                                     (6.01)       4.49        1.93        1.79        3.50
Net asset value, end of period                                     $ 19.70     $ 24.19     $ 26.12     $ 27.91     $ 31.41
Total return(3)(%)                                                  (23.38)      22.79        7.98(4)     6.85(4)    12.54(4)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   253     $   252     $   197     $   140     $   101
Ratio of net expenses to average net assets (%)                       2.30        2.31        2.22        2.18        2.17
Ratio of gross expenses to average net assets (%)                     2.30        2.31        2.27(5)     2.23(5)     2.20(5)
Ratio of net investment loss to average net assets (%)               (0.80)      (0.72)      (0.33)      (0.68)      (0.44)
Portfolio turnover (%)                                                  64(6)       70          68          54          78


                                                                FUND DETAILS  43


CLASS C SHARES PERIOD ENDED                                       12-31-02    12-31-03    12-31-04    12-31-05    12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $25.70      $19.69      $24.18      $26.11      $27.90
Net investment loss(1)                                               (0.18)      (0.15)      (0.08)      (0.18)      (0.13)
Net realized and unrealized gain (loss) on investments               (5.83)       4.64        2.01        1.97        3.62
Total from investment operations                                     (6.01)       4.49        1.93        1.79        3.49
Net asset value, end of period                                      $19.69      $24.18      $26.11      $27.90      $31.39
Total return(3)(%)                                                  (23.39)      22.80        7.98(4)     6.86(4)    12.51(4)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   23      $   24      $   20      $   16      $   14
Ratio of net expenses to average net assets (%)                       2.30        2.31        2.22        2.18        2.17
Ratio of gross expenses to average net assets (%)                     2.30        2.31        2.27(5)     2.23(5)     2.20(5)
Ratio of net investment loss to average net assets (%)               (0.80)      (0.72)      (0.31)      (0.68)      (0.43)
Portfolio turnover (%)                                                  64(6)       70          68          54          78

(1)  Based on the average of the shares outstanding.
(2)  Less than $0.01 per share.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.
(6)  Excludes merger activity.


44 FUND DETAILS

Large Cap Equity Fund

Figures for the years ended 12-31-03, 12-31-04 and 12-31-05 audited by Deloitte & Touche LLP and for the year ended 12-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES PERIOD ENDED                                       12-31-02(1) 12-31-03(1) 12-31-04(1) 12-31-05(1)   12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                $19.10      $11.85      $14.61      $15.19        $17.66
Net investment income (loss)(2)                                         --(3)     0.01        0.06       (0.02)        (0.04)
Net realized and unrealized gain (loss) on investments               (7.23)       2.75        0.54        2.49          3.61
Total from investment  operations                                    (7.23)       2.76        0.60        2.47          3.57
Less distributions
From net investment income                                              --          --       (0.02)         --            --
From net realized gain                                               (0.02)         --          --          --            --
                                                                     (0.02)         --       (0.02)         --            --
Net asset value, end of period                                      $11.85      $14.61      $15.19      $17.66        $21.23
Total return(4)(%)                                                  (37.83)      23.29        4.14(5)    16.26(5)      20.22(5)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  365      $  376      $  325      $  343        $  463
Ratio of net expenses to average net assets (%)                       1.28        1.35        1.29        1.25          1.21
Ratio of gross expenses to average net assets (%)                     1.28        1.35        1.34(6)     1.30(6)       1.23(6)
Ratio of net investment income (loss) to average net assets (%)       0.02        0.10        0.44       (0.12)        (0.22)
Portfolio turnover (%)                                                 114         140          97          74            78

CLASS B SHARES PERIOD ENDED                                       12-31-02(1) 12-31-03(1) 12-31-04(1) 12-31-05(1)   12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $18.55      $11.42      $13.98      $14.45       $ 16.67
Net investment loss(2)                                               (0.11)      (0.08)      (0.05)      (0.13)        (0.18)
Net realized and unrealized gain (loss) on investments               (7.00)       2.64        0.52        2.35          3.40
Total from investment operations                                     (7.11)       2.56        0.47        2.22          3.22
Less distributions
From net realized gain                                               (0.02)         --          --          --            --
Net asset value, end of period                                      $11.42      $13.98      $14.45      $16.67       $ 19.89
Total return(4)(%)                                                  (38.31)      22.42        3.36(5)    15.36(5)       19.32(5)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  290      $  267      $  196      $  153       $   118
Ratio of net expenses to average net assets (%)                       2.03        2.10        2.04        2.01          1.96
Ratio of gross expenses to average net assets (%)                     2.03        2.10        2.09(6)     2.06(6)       1.98(6)
Ratio of net investment loss to average net assets (%)               (0.74)      (0.66)      (0.35)      (0.88)        (0.98)
Portfolio turnover (%)                                                 114         140          97          74            78


                                                                 45 FUND DETAILS


CLASS C SHARES PERIOD ENDED                                       12-31-02(1) 12-31-03(1) 12-31-04(1) 12-31-05(1)  12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 18.55      $11.42      $13.98      $14.45       $ 16.67
Net investment loss(2)                                               (0.11)      (0.08)      (0.05)      (0.13)        (0.18)
Net realized and unrealized gain (loss) on investments               (7.00)       2.64        0.52        2.35          3.40
Total from investment                                                (7.11)       2.56        0.47        2.22          3.22
Less distributions
From net realized gain                                               (0.02)         --          --          --            --
Net asset value, end of period                                     $ 11.42      $13.98      $14.45      $16.67       $ 19.89
Total return(4)(%)                                                  (38.31)      22.42        3.36(5)    15.36(5)      19.32(5)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   40      $   35      $   25      $   20       $   34
Ratio of net expenses to average net assets (%)                       2.03        2.10        2.04        2.01         1.96
Ratio of gross expenses to average net assets (%)                     2.03        2.10        2.09(6)     2.06(6)      1.98(6)
Ratio of net investment loss to average net assets (%)               (0.75)      (0.66)      (0.36)      (0.87)       (0.97)
Portfolio turnover (%)                                                 114         140          97          74           78

(1)  Audited by previous auditor.
(2)  Based on the average of the shares outstanding.
(3)  Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Does not take into consideration expense reductions during the periods shown.


FUND DETAILS 46

Large Cap Select Fund

Figures for the years ended 12-31-03, 12-31-04, 12-31-05 and 12-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES PERIOD ENDED                                       12-31-02(1) 12-31-03(2) 12-31-04    12-31-05     12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 18.78      $15.27      $17.80      $18.44       $ 17.60
Net investment income (loss)(3)                                         --(4)    (0.01)       0.08        0.05          0.08
Net realized and unrealized gain (loss) on investments               (2.83)       2.63        0.84       (0.48          2.46
Total from investment operations                                     (2.83)       2.62        0.92       (0.43)         2.54
Less distributions
From net investment income                                              --          --       (0.07)      (0.04)        (0.08)
From net realized gain                                               (0.68)      (0.09)      (0.21)      (0.37)        (0.86)
                                                                     (0.68)      (0.09)      (0.28)      (0.41)        (0.94)
Net asset value, end of period                                     $ 15.27      $17.80      $18.44      $17.60       $ 19.20
Total return(5),(6)(%)                                              (15.08)      17.15        5.17       (2.38)        14.37
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    50      $   55      $   65      $   58       $    60
Ratio of net expenses to average net assets (%)                       1.38        1.51        1.34        1.36          1.35
Ratio of gross expenses to average net assets(7)(%)                   1.48        1.89        1.44        1.47          1.48
Ratio of net investment income (loss) to average net assets (%)      (0.01)      (0.03)       0.45        0.26          0.46
Portfolio turnover (%)                                                  18          22          13          23            12

CLASS B SHARES PERIOD ENDED                                                   12-31-03(8) 12-31-04    12-31-05      12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE    OPERATING    PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $16.29      $17.76      $18.33       $ 17.39
Net investment loss(3)                                                           (0.03)      (0.03)      (0.09)        (0.05)
Net realized and unrealized gain (loss) on investments                            1.59        0.81       (0.48)         2.41
Total from investment operations                                                  1.56        0.78       (0.57)         2.36
Less distributions
From net realized gain                                                           (0.09)      (0.21)      (0.37)        (0.86)
Net asset value, end of period                                                  $17.76      $18.33      $17.39       $ 18.89
Total return(5),(6)(%)                                                            9.57(9)     4.40       (3.14)        13.52
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                         $    2      $    6      $    5       $     4
Ratio of net expenses to average net assets (%)                                   2.13(10)    2.09        2.11          2.10
Ratio of gross expenses to average net assets(7)(%)                               3.02(10)    2.19        2.22          2.23
Ratio of net investment loss to average net assets (%)                           (0.49)      (0.18)      (0.50)        (0.29)
Portfolio turnover (%)                                                              22(9)       13          23            12


                                                                 47 FUND DETAILS


CLASS C SHARES PERIOD ENDED                                       12-31-03(8) 12-31-04    12-31-05    12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 16.29      $17.76      $18.33      $17.39
Net investment loss(3)                                               (0.03)         --(4)    (0.09)      (0.05)
Net realized and unrealized gain (loss) on investments                1.59        0.78       (0.48)       2.41
Total from investment operations                                      1.56        0.78       (0.57)       2.36
Less distributions
From net realized gain                                               (0.09)      (0.21)      (0.37)      (0.86)
Net asset value, end of period                                     $ 17.76      $18.33      $17.39      $18.89
Total return(5),(6)(%)                                                9.57(9)     4.40       (3.14)      13.52
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $     1      $    6      $    7      $    3
Ratio of net expenses to average net assets (%)                       2.13(10)    2.09        2.11        2.10
Ratio of gross expenses to average net assets(7)(%)                   3.02(10)    2.19        2.22        2.23
Ratio of net investment loss to average net assets (%)               (0.45)(10)  (0.01)      (0.49)      (0.30)
Portfolio turnover (%)                                                  22(9)       13          23          12

(1)  Audited by previous auditor.
(2) Effective 8-25-03, shareholders of the former M.S.B. Fund, Inc. became owners of an equal number of full and fractional Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.
(3)  Based on the average of the shares outstanding.
(4)  Less than $0.01 per share.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(7) Does not take into consideration expense reductions during the periods shown.
(8)  Class B and Class C shares began operations on 8-25-03.
(9)  Not annualized.
(10) Annualized.


FUND DETAILS 48

Small Cap Intrinsic Value Fund

Figures for the year ended 12-31-05 audited by Deloitte & Touche LLP and for the year ended 12-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES PERIOD ENDED                                   12-31-05(1,2)   12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.00          $10.86
Net investment loss(3)                                           (0.01)          (0.07)(10)
Net realized and unrealized gain on investments                   1.72            3.21
Total from investment operations                                  1.71            3.14
Less Distributions From net realized gain                        (0.85)          (0.30)
Net asset value, end of period                                 $ 10.86          $13.70
Total return(4),(6)(%)                                           17.28(5)        28.99
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $     3          $   30
Ratio of net expenses to average net assets (%)                   1.45(7)         1.65
Ratio of gross expenses to average net assets(8)(%)               4.89(7)         2.23
Ratio of net investment loss to average net assets (%)           (0.08)(7)       (0.58)(10)
Portfolio turnover (%)                                              97(5)           82

CLASS B SHARES PERIOD ENDED                                   12-31-05(1,2)   12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.00          $10.81
Net investment loss(3)                                           (0.05)          (0.16)(10)
Net realized and unrealized gain on investments                   1.71            3.20
Total from investment operations                                  1.66            3.04
Less distributions From net realized gain                        (0.85)          (0.30)
Net asset value, end of period                                 $ 10.81          $13.55
Total return(4),(6)(%)                                           16.78(5)        28.20
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in millions)                             --(9)       $    3
Ratio of net expenses to average net assets (%)                   1.95(7)         2.35
Ratio of gross expenses to average net assets(8)(%)               5.39(7)         2.93
Ratio of net investment loss to average net assets (%)           (0.57)(7)       (1.25)(10)
Portfolio turnover (%)                                              97(5)           82


                                                                 49 FUND DETAILS


CLASS C SHARES PERIOD ENDED                                   12-31-05(1,2)   12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.00          $10.81
Net investment loss(3)                                           (0.05)          (0.16)(10)
Net realized and unrealized gain on investments                   1.71            3.20
Total from investment operations                                  1.66            3.04
Less distributions From net realized gain                        (0.85)          (0.30)
Net asset value, end of period                                 $ 10.81          $13.55
Total return(4),(6)(%)                                           16.78(5)        28.20
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             --(9)       $    8
Ratio of net expenses to average net assets (%)                   1.95(7)         2.35
Ratio of gross expenses to average net assets(8)(%)               5.39(7)         2.93
Ratio of net investment loss to average net assets (%)           (0.57)(7)       (1.27)(10)
Portfolio turnover (%)                                              97(5)           82

(1)  Audited by previous auditor.
(2)  Beginning of operations from 2-28-05 through 12-31-05.
(3)  Based on the average of the shares outstanding during the period.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6) Total return would have been lower had certain expenses not been reduced during the period shown.
(7)  Annualized.
(8) Does not take into consideration expense reductions during the period shown.
(9)  Less than $500,000.
(10) Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to the following amounts:



                                                     Percentage
                                Per share         of net assets
---------------------------------------------------------------
Class A                         $0.03             0.27%
---------------------------------------------------------------
Class B                          0.03             0.27
---------------------------------------------------------------
Class C                          0.03             0.27
---------------------------------------------------------------


FUND DETAILS 50

Sovereign Investors Fund

Figures for the years ended 12-31-03, 12-31-04 and 12-31-05 audited by Deloitte & Touche LLP and for the year ended 12-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES PERIOD ENDED                                   12-31-02(1)   12-31-03(1)   12-31-04(1)   12-31-05(1)   12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  19.88       $ 15.81       $ 18.74       $ 19.54       $ 18.51
Net investment income(2)                                          0.24          0.14          0.17          0.18          0.20
Net realized and unrealized gain (loss) on investments           (3.94)         2.93          0.80          0.27          2.51
Total from investment operations                                 (3.70)         3.07          0.97          0.45          2.71
Less distributions
From net investment income                                       (0.25)        (0.14)        (0.17)        (0.18)        (0.21)
From net realized gain                                           (0.12)           --            --         (1.30)        (2.07)
                                                                 (0.37)        (0.14)        (0.17)        (1.48)        (2.28)
Net asset value, end of period                                $  15.81       $ 18.74       $ 19.54       $ 18.51       $ 18.94
Total return(3)(%)                                              (18.68)        19.55          5.23          2.28(4)      14.67(4)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $    908       $   998       $   936       $   818       $   810
Ratio of net expenses to average net assets (%)                   1.17          1.24          1.20          1.19          1.16
Ratio of gross expenses to average net assets (%)                 1.17          1.24          1.20          1.20          1.17
Ratio of net investment income to average net assets (%)          1.36          0.85          0.91          0.92          1.04
Portfolio turnover (%)                                              85            47            20            30            36

CLASS B SHARES PERIOD ENDED                                   12-31-02(1)   12-31-03(1)   12-31-04(1)   12-31-05(1)   12-31-06
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  19.86       $ 15.79       $ 18.71       $ 19.49       $ 18.46
Net investment income(2)                                          0.12          0.03          0.03          0.04          0.07
Net realized and unrealized gain (loss) on investments           (3.94)         2.92          0.80          0.27          2.50
Total from investment operations                                 (3.82)         2.95          0.83          0.31          2.57
Less distributions
From net investment income                                       (0.13)        (0.03)        (0.05)        (0.04)        (0.07)
From net realized gain                                           (0.12)           --            --         (1.30)        (2.07)
                                                                 (0.25)        (0.03)        (0.05)        (1.34)        (2.14)
Net asset value, end of period                                $  15.79       $ 18.71       $ 19.49       $ 18.46       $ 18.89
Total return(3)(%)                                              (19.29)        18.75          4.45          1.57(4)      13.92(4)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $    328       $   315       $   232       $   155       $   111
Ratio of net expenses to average net assets (%)                   1.87          1.94          1.90          1.89          1.86
Ratio of gross expenses to average net assets (%)                 1.87          1.94          1.90          1.90(5)       1.87(5)
Ratio of net investment income to average net assets (%)          0.65          0.16          0.18          0.21          0.34
Portfolio turnover (%)                                              85            47            20            30            36


                                                                 51 FUND DETAILS


CLASS C SHARES PERIOD ENDED              12-31-02(1)  12-31-03(1)  12-31-04(1)  12- 31-05(1)  12-31-06
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   19.88    $   15.81    $   18.73    $   19.52    $   18.49
Net investment income(2)                       0.12         0.03         0.04         0.04         0.07
Net realized and unrealized gain (loss)
 on investments                               (3.94)        2.92         0.80         0.27         2.50
Total from investment operations              (3.82)        2.95         0.84         0.31         2.57
Less distributions
From net investment income                    (0.13)       (0.03)       (0.05)       (0.04)       (0.07)
From net realized gain                        (0.12)          --           --        (1.30)       (2.07)
                                              (0.25)       (0.03)       (0.05)       (1.34)       (2.14)
Net asset value, end of period            $   15.81    $   18.73    $   19.52 $      18.49    $   18.92
Total return(3)(%)                           (19.27)       18.73         4.50         1.57(4)     13.90(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $      24    $      32    $      27    $      17    $      15
Ratio of net expenses to average net
 assets (%)                                    1.87         1.94         1.90         1.89         1.86
Ratio of gross expenses to average
 net assets (%)                                1.87         1.94         1.90         1.90(5)      1.87(5)
Ratio of net investment income to
 average net assets (%)                        0.67         0.14         0.19         0.21         0.34
Portfolio turnover (%)                           85           47           20           30           36

(1) Audited by previous auditor.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5) Does not take into consideration expense reductions during the period shown.


FUND DETAILS 52

U.S. Global Leaders Growth Fund

Figures for the years ended 12-31-03, 12-31-04, 12-31-05 and 12-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES PERIOD ENDED                6-30-02(1,2)  12-31-02(1,3)   12-31-03     12-31-04   12-31-05    12-31-06
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   24.98      $   24.03      $   21.57     $  25.72   $ 27.84     $  28.44
Net investment income (loss)(4)               (0.09)          0.01             --(5)      0.15     (0.04)          --(5)
Net realized and unrealized gain
 (loss) on investments                        (0.86)         (2.47)          4.15         2.04      0.64         0.41
Total from investment operations              (0.95)         (2.46)          4.15         2.19      0.60         0.41
Less distributions
From net investment income                       --             --             --        (0.07)       --           --
Net asset value, end of period            $   24.03      $   21.57      $   25.72     $  27.84   $ 28.44     $  28.85
Total return(6)(%)                            (3.80)(7)     (10.24)(7,8)    19.24(7)      8.51      2.16(7)      1.44(7)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                            $     150      $     237           $392     $    893   $ 1,271     $  1,263
Ratio of net expenses to average
 net assets (%)                                1.37           1.27 9         1.35         1.32      1.28         1.28
Ratio of gross expenses to average
 net assets (%)                                1.40(10)       1.36(9,10)     1.36(10)     1.32      1.33(10)     1.32(10)
Ratio of net investment income
 (loss) to average net assets (%)             (0.36)          0.07(9)       (0.02)        0.57     (0.14)          --(5)
Portfolio turnover (%)                            3              1(8)          15           16        28(11)       34



CLASS B SHARES PERIOD ENDED               6-30-02(1,12)   12-31-02(1,3)    12-31-03    12-31-04    12-31-05    12-31-06
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   25.81      $   24.01      $   21.47     $  25.41   $ 27.36     $  27.75
Net investment loss(4)                        (0.02)         (0.07)         (0.18)       (0.05)    (0.24)       (0.20)
Net realized and unrealized gain
 (loss) on investments                        (1.78)         (2.47)          4.12         2.00      0.63         0.39
Total from investment operations              (1.80)         (2.54)          3.94         1.95      0.39         0.19
Net asset value, end of period            $   24.01      $   21.47      $   25.41     $  27.36   $ 27.75     $  27.94
Total return(6)(%)                            (6.97)(7,8)   (10.58)(7,8)    18.35(7)      7.67      1.43(7)      0.68(7)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $      12      $      73      $     164     $    208   $   218     $    151
Ratio of net expenses to average
 net assets (%)                                2.13(9)        2.02(9)        2.10         2.07      2.03         2.03
Ratio of gross expenses to average
 net assets (%)                                2.39(9,10)     2.11(9,10)     2.11(10)     2.07      2.08(10)     2.07(10)
Ratio of net investment loss to
 average net assets (%)                       (0.93)(9)      (0.67)(9)      (0.77)       (0.21)    (0.88)       (0.75)
Portfolio turnover (%)                            3              1(8)          15           16        28(11)       34


                                                                 53 FUND DETAILS


CLASS C SHARES PERIOD ENDED                6-30-02(1,12)  12-31-02(1,3)    12-31-03   12-31-04  12-31-05    12-31-06
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $25.81        $ 24.01       $ 21.47     $ 25.41    $27.36      $27.75
Net investment loss(4)                         (0.02)         (0.07)        (0.18)      (0.04)    (0.24)      (0.20)
Net realized and unrealized gain (loss)
 on investments                                (1.78)         (2.47)         4.12        1.99      0.63        0.39
Total from investment operations               (1.80)         (2.54)         3.94        1.95      0.39        0.19
Net asset value, end of period                $24.01        $ 21.47       $ 25.41     $ 27.36    $27.75      $27.94
Total return(6)(%)                             (6.97)(7,8)   (10.58)(7,8)   18.35(7)     7.67      1.43(7)     0.68(7)
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)       $    6        $    49       $   160     $   246    $  284      $  186
Ratio of net expenses to average
 net assets (%)                                 2.12(9)        2.02(9)       2.10        2.07      2.03        2.03
Ratio of gross expenses to average
 net assets (%)                                 2.38(9,10)     2.11(9,10)    2.11(10)    2.07      2.08(10)    2.07(10)
Ratio of net investment loss to
 average net assets (%)                        (0.96)(9)      (0.67)(9)     (0.77)      (0.17)    (0.88)      (0.75)
Portfolio turnover (%)                             3              1(8)         15          16        28(11)      34

(1)  Audited by previous auditor.
(2) Effective 5-17-02, shareholders of the former U.S. Global Leaders Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.
(3)  Effective 12-31-02, the fiscal year changed from June 30 to December 31.
(4)  Based on the average of the shares outstanding.
(5)  Less than $0.01 per share.
(6) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(7) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(8)  Not annualized.
(9)  Annualized.
(10) Does not take into consideration expense reductions during the periods shown.
(11) Excludes merger activity.
(12) Class B and Class C shares began operations on 5-20-02.


FUND DETAILS 54

Appendix

--------------------------------------------------------------------------------
Historical Performance of Corresponding John Hancock Classic Value Fund

The John Hancock Classic Value Fund II (Classic Value II), a series of John Hancock Funds (JHF), commenced operations on July 7, 2006, and has no performance information to present in the prospectus. Classic Value II is similar to another fund of JHF,

Classic Value Fund (Classic Value). Classic Value II is subadvised by the same investment adviser as Classic Value and has the same portfolio manager(s) and substantially the same investment objective, policies and restrictions as Classic Value. In choosing domestic securities for Classic Value II, the subadviser screens a dynamic universe of the 400 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $8.5 billion.) In choosing individual securities for Classic Value, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $6.1 billion.)

This Appendix presents historical performance information for the Class A, Class B and Class C shares of Classic Value. Because of the similarities between Classic Value II and Classic Value, this information may help provide an indication of Classic Value II's risks by showing how a similar fund has performed historically. The performance of Classic Value, however, does not represent, and is not a substitute for, the performance of Classic Value II, and you should not assume that Classic Value II will have the same future performance as Classic Value. The future performance of Classic Value II may be greater or less than the performance of Classic Value due to, among other things, the number of the holdings in and composition of the portfolio in Classic Value II, as well as the asset size and cash flow differences between Classic Value II and Classic Value.

Performance information -- a bar chart and a table -- is presented on the following pages for the shares of Classic Value that correspond to Classic Value
II. The bar chart shows how Classic Value's total return has varied from year to year, while the table shows performance of its Class A, Class B and Class C shares over time (as compared with broad-based market indexes for reference). All figures assume dividend reinvestment. The performance shown in the bar charts and tables would also be lower if the adviser to Classic Value had not reimbursed certain expenses of those funds during the periods shown.

The Class A, Class B and Class C shares of Classic Value have front-end or deferred sales charges. The Class A, Class B and Class C shares of Classic Value II have the same front-end or deferred sales charges as Classic Value. The other expenses of the Class A, Class B and Class C shares of Classic Value, including their Rule 12b-1 fees, are substantially the same for Classic Value II's Class A, Class B and Class C shares.

An index is unmanaged and it is not possible to invest directly in an index. As such, year-by-year index figures do not account for any sales charges, fees or fund expenses. As indicated above, past performance does not indicate future results.


                                                                 55 FUND DETAILS

John Hancock Funds: Classic Value Fund

Corresponding to: Classic Value Fund II

Class A, total returns
Best quarter: Q2 '99, 30.73%
Worst quarter: Q3 `98, -21.97%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.

MORNINGSTAR RATING(TM)
* * * *

Overall rating for Classic Value Fund as of December 31, 2006.

Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The Classic Value Fund (Class A) was rated 3 stars out of 1,111, 5 stars out of 835 and 5 stars out of 397 large value funds for the 3-, 5- and 10-year periods ended December 31, 2006, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class A, B and C shares of the Classic Value Fund II currently do not have a Morningstar rating. Any future ratings assigned to Classic Value Fund II may be different from the Morningstar Rating(TM) for the Class A, B and C shares of the corresponding Classic Value Fund.

Net assets of Classic Value Fund as of December 31, 2006: $9,037,272,530

PAST PERFORMANCE

The graph shows how Classic Value Fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of Classic Value Fund's risks. Year-by-year and average annual figures for the period prior to November 8, 2002 reflect the actual performance of the sole class of Pzena Focused Value Fund, Classic Value Fund's predecessor. On November 8, 2002, Classic Value Fund acquired all of the assets of Pzena Focused Value Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of Classic Value Fund. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the Pzena Focused Value Fund. Year-by-year and index figures do not reflect sales charges and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. The performance of Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas Classic Value Fund invests in stocks selected from the 500 largest such companies. Past performance before and after taxes does not indicate future results.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

1997                    24.57%
1998                    -5.67%
1999                     0.29%
2000                    35.88%
2001                    13.07%
2002                    -6.37%
2003                    36.25%
2004                    14.28%
2005                     8.81%
2006                    16.54%



                                                                    Life of    Life of
                             1 year    3 year    5 year   10 year    Class B   Class C
-------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-06
-------------------------------------------------------------------------------------
Class A before tax           10.69%    11.24%    11.92%    12.26%       --        --
Class A after tax
 on distributions             9.86%    10.76%    11.38%    11.41%       --        --
Class A after tax on
 distributions, with sale     7.53%     9.52%    10.17%    10.46%       --        --
Class B before tax
 (began 11-11-02)            10.68%    11.52%       --        --     18.61%       --
Class C before tax
 (began 11-11-02)            14.64%    12.31%       --        --        --     18.88%
--------------------------------------------------------------------------------------
Average annual total returns (without sales charges) for periods ending  12-31-06
--------------------------------------------------------------------------------------
Class A before tax           16.54%    13.16%    13.08%    12.84%       --        --
Class A after tax on
 distributions               15.66%    12.67%    12.53%    11.98%       --        --
Class A after tax on
 distributions,
 with sale                   11.36%    11.20%    11.20%    10.99%       --        --
Standard & Poor's
 500 Index*                  15.79%    10.44%     6.19%     8.42%    14.41%    14.41%
Russell 1000 Value Index*    22.24%    15.09%    10.86%    11.00%    18.85%    18.85%

* Prior to December 29, 2006, the fund also compared its performance to the Standard & Poor's 500 Index. After this date, the fund changed the index to which it compares its performance to a single index, the Russell 1000 Value Index, which better represents the fund and its investment universe versus the Standard & Poor's 500 Index.


FUND DETAILS 56

Appendix

--------------------------------------------------------------------------------
Historical Performance of Corresponding MFC Global (U.S.) Small Cap Opportunity Composite

The following table presents the past performance of the MFC Global (U.S.) Small Cap Opportunity Composite performance information (the "Composite"), which consists of an account managed by MFC Global (U.S.), which serves as the subadviser to the John Hancock Small Cap Intrinisic Value Fund (the "Fund"). The Composite is comprised of all fee paying accounts under discretionary management by MFC Global (U.S.) that have investment objectives, policies and strategies substantially similar to those of the Fund. MFC Global (U.S.) has prepared and presented the historical performance shown. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the account comprising the Composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of MFC Global (U.S.) in managing small cap portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. The Composite and the Index returns are calculated net of withholding taxes on dividends, interest and capital gains. Net returns for the Composite are additionally net of investment management fees. Fees and expenses of the Fund differ from and will be higher than those used to calculate the net performance of the Composite. Accordingly, use of the Fund's estimated expenses in the Composite would have lowered the Composite's performance results.

The historical performance of the MFC Global (U.S.) Small Cap Opportunity composite is not, and is not a substitute for, the performance of the Fund and is not necessarily indicative of the Fund's future results.

You should not assume that the Fund will have the same future performance as the Composite. Future performance of the Fund may be greater or less than the performance of the Composite due to, among other things, differences in fees and expenses, asset size and cash flows. Because of the similarities between the Fund and the Composite, this information may help provide an indication of the Fund's risks. The Fund's actual performance may vary significantly from the past performance of the Composite. While the account comprising the Composite may incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not adversely impact the Fund's performance. Also, the account comprising the Composite is not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code or the Fund's fundamental investment restrictions. If these limitations, requirements and restrictions were applicable to the account in the Composite, they may have had an adverse affect on the performance results of the Composite.

Total returns (gross of fees):
Best quarter: Q2 `03, 17.88%
Worst quarter: Q3 `02, -15.17%

--------------------------------------------------------------------------------
Calendar year total returns
--------------------------------------------------------------------------------

                    Gross of fees    Net of fees
2002                    -3.68%         -4.64%
2003                    51.76%         50.30%
2004                    14.43%         13.36%
2005                    15.84%         14.85%
2006                    28.76%         27.50%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                    Since
                                              1 year            inception*
SCO Composite -- Gross of fees                28.76%               20.81%
SCO Composite -- Net of fees                  27.50%               19.67%
--------------------------------------------------------------------------------
Russell 2000(R) Index                         18.37%               12.50%

*The Composite's inception date was December 1, 2001.

Index (reflect no fees or taxes)
Russell 2000(R) Index, an unmanaged index consisting of the smallest 2,000 stocks in the Russell 3000 Index, which represents 98% of the investable U.S. equity market.


                                                                 57 FUND DETAILS

For more information

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)


The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI as well as legal and regulatory matters. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291
By EASI-Line: 1-800-338-8080
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC              EQTPN   5/07

[Logo] John Hancock
the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

-----------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
-----------------------------------

[LOGO] John Hancock(R)
----------------------
       MUTUAL FUNDS

                                                                    John Hancock
                                                     Asset Allocation Portfolios
--------------------------------------------------------------------------------
                                             CLASS A, CLASS B AND CLASS C SHARES

                                             Allocation Growth + Value Portfolio

                                                       Allocation Core Portfolio




--------------------------------------------------------------------------------
Prospectus
5.1.2007




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------
        JOHN HANCOCK ASSET ALLOCATION PORTFOLIOS
        ------------------------------------------------------------------------
        Allocation Growth + Value Portfolio                                    4
        Allocation Core Portfolio                                              6


        UNDERLYING FUNDS
        ------------------------------------------------------------------------
        U.S. Global Leaders Growth Fund                                        8
        Classic Value Fund                                                     9
        Strategic Income Fund                                                 10


        YOUR ACCOUNT
        ------------------------------------------------------------------------
        Choosing a share class                                                11
        How sales charges are calculated                                      11
        Sales charge reductions and waivers                                   12
        Opening an account                                                    14
        Buying shares                                                         15
        Selling shares                                                        16
        Transaction policies                                                  18
        Dividends and account policies                                        20
        Additional investor services                                          21


        FUND DETAILS
        ------------------------------------------------------------------------
        Business structure                                                    22
        Additional information about a fund-of-funds structure                23
        Management biographies                                                24
        Financial highlights                                                  25


        FOR MORE INFORMATION                                          BACK COVER

Overview
--------------------------------------------------------------------------------
John Hancock Asset Allocation Portfolios
These portfolios (sometimes referred to as "funds") seek long-term growth by investing in combinations of John Hancock mutual funds on a fixed-percentage basis. The Allocation Core Portfolio also seeks income as a secondary goal. Each portfolio has its own strategy and its own risk profile.

Who may want to invest
These funds may be appropriate for investors who:
|_|  have longer time horizons;
|_|  want to diversify their portfolios;
|_| are investing for retirement or other goals that are many years in the future.

These funds may NOT be appropriate if you:
|_|  are investing with a shorter time horizon in mind;
|_|  are uncomfortable with an investment that may go up and down in value.

Risks of mutual funds
Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.


The management firm
All John Hancock asset allocation portfolios are advised by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of December 31, 2006, managed approximately $40 billion in assets.



FUND INFORMATION KEY
--------------------------------------------------------------------------------
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC] Goal and strategy
          The fund's particular investment goals and the strategies it intends to use in pursuing those goals


[GRAPHIC] Past performance
          The fund's total return, measured year-by-year and over time


[GRAPHIC] Main risks
          The major risk factors associated with the fund


[GRAPHIC] Your expenses
          The overall costs borne by an investor in the fund, including sales charges and annual expenses

Allocation Growth + Value Portfolio

[GRAPHIC] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this objective, the fund invests all of its assets in two other funds (the underlying funds) advised by John Hancock Advisers, LLC. Approximately one-half of the fund's assets will be invested in each of:

|_| John Hancock U.S. Global Leaders Growth Fund, which seeks long-term growth of capital; and
|_| John Hancock Classic Value Fund, which seeks long-term growth of capital.

U.S. Global Leaders Growth Fund invests primarily in common stocks of "U.S. Global Leaders," which are U.S. companies with multinational operations that the managers believe possess the following key sustainable growth characteristics:

|_| hold leading market shares of their relevant industries that result in
    higher profit margins and high investment returns; and |_| supply consumable products or services so that their revenue streams are recurring.

Classic Value Fund invests primarily in domestic equity securities of large-capitalization companies that the managers believe are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios (such as price-to-book), below market average, as defined by the Standard & Poor's 500 Index.

The investment objective, policies and risks of each of the underlying funds are discussed in more detail later in this prospectus. The actual percentage of the fund's assets that is invested in each of the underlying funds will vary from time to time due to changes in the relative net asset value per share of the underlying funds. Periodically, John Hancock Advisers, LLC will rebalance the fund's portfolio in order that each of the underlying funds represents an equal portion of the fund's net assets. In addition, the fund may hold cash, cash equivalents and U.S.government securities for cash management purposes.

The intended benefit of asset allocation is that the diversification provided by allocating assets between the underlying funds reduces volatility over the long term.

When John Hancock Advisers, LLC believes market or economic conditions are unusually unfavorable for investors, the fund may invest up to all of its assets in cash, cash equivalents or other high-quality short-term instruments. In those circumstances, the fund may not be able to achieve its investment objective.

--------------------------------------------------------------------------------

[GRAPHIC] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Best quarter: Q3 '06, 6.59%
Worst quarter: Q2 '06, -4.93%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Lehman Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

--------------------------------------------------------------------------------
Class A calendar year total returns
--------------------------------------------------------------------------------
                                                                            2006
                                                                           8.70%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-06
---------------------------------------------------------------------------------
                                                        Life of  Life of  Life of
                                                1 year  Class A  Class B  Class C
---------------------------------------------------------------------------------
Class A before tax (began 9-16-05)               3.27%    4.98%       --       --
---------------------------------------------------------------------------------
Class A after tax on distributions               3.20%    4.78%       --       --
---------------------------------------------------------------------------------
Class A after tax on distributions, with sale    2.17%    4.13%       --       --
---------------------------------------------------------------------------------
Class B before tax (began 9-16-05)               2.92%      --     5.45%       --
---------------------------------------------------------------------------------
Class C before tax (began 9-16-05)               6.92%      --        --    8.49%
---------------------------------------------------------------------------------
Standard & Poor's 500 Index*                    15.79%   13.24%   13.24%   13.24%
---------------------------------------------------------------------------------
Lehman Aggregate Bond Index*                     4.33%    3.61%    3.61%    3.61%
---------------------------------------------------------------------------------

* Prior to December 29, 2006, the fund compared its performance to the S&P 500 Index. After this date, the fund changed the index to which it compares its performance to the Lehman Aggregate Bond Index which is a commonly used performance reference for many different types of fixed income products and is also currently used as a benchmark by several competing funds that fall in the multi-sector category.

[GRAPHIC] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund is structured as a fund-of-funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds.

The underlying funds' management strategies have a significant influence on fund performance. The value of securities in the underlying funds may go down in response to overall stock market movements. Stocks tend to go up and down in value more than bonds. If an underlying fund concentrates in certain sectors, its performance could be worse than that of the overall stock market. In addition, large-capitalization stocks as a group could fall out of favor with the market, causing the underlying funds to underperform investments that focus on small- or medium-capitalization companies. Similarly, growth stocks could underperform value stocks, and vice versa.

The risks unique to each underlying fund are discussed in more detail later in this prospectus.

While there is no current intention to change the underlying funds, neither the selection of the underlying funds nor the percentage allocation to an underlying fund is a fundamental policy. Either the underlying funds or the allocation may be changed without shareholder approval.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A      Class B      Class C
--------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%         none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)        5.00%        1.00%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Annual operating expenses                            Class A       Class B     Class C
--------------------------------------------------------------------------------------
Management fee(3)                                      0.00%         0.00%       0.00%
--------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                  0.30%         1.00%       1.00%
--------------------------------------------------------------------------------------
Other expenses                                         2.29%         2.29%       2.29%
--------------------------------------------------------------------------------------
Acquired fund fees and expenses                        0.84%         0.84%       0.84%
--------------------------------------------------------------------------------------
Total fund operating expenses(4),(5)                   3.43%         4.13%       4.13%
--------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------------
Expenses                                       Year 1     Year 3     Year 5    Year 10
--------------------------------------------------------------------------------------
Class A                                          $828     $1,501     $2,194     $4,026
--------------------------------------------------------------------------------------
Class B with redemption                          $915     $1,555     $2,310     $4,168
--------------------------------------------------------------------------------------
Class B without redemption                       $415     $1,255     $2,110     $4,168
--------------------------------------------------------------------------------------
Class C with redemption                          $515     $1,255     $2,110     $4,314
--------------------------------------------------------------------------------------
Class C without redemption                       $415     $1,255     $2,110     $4,314
--------------------------------------------------------------------------------------


1   A $4.00 fee will be charged for wire redemptions.
2 Except for investments of $1 million or more; see "How sales charges are calculated."
3 While the fund does not pay management fees directly, shareholders will indirectly bear their proportionate share of the management fees and other expenses of the underlying funds.
4 The "Total fund operating expenses" include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (e.g. underlying funds (each an "Acquired Fund")). The "Total fund annual expenses" shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired fund fees and expenses. Acquired fund fees and expenses are estimated, not actual, amounts based on the Fund's current fiscal year.
5 The Adviser has voluntarily limited the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.08% of the Fund's average daily net assets. In addition, the Transfer Agent has agreed to limit transfer agency fees on Class A, Class B and Class C to 0.25% of average daily net assets. These expense reductions are not contractual and may be discontinued at any time. Net annual operating expenses after taking into account these expense reductions are 1.46%, 2.16% and 2.16%, respectively.


--------------------------------------------------------------------------------
FUND CODES
Class A      Ticker           JVGAX
             CUSIP            409902574
             Newspaper        --
             SEC number       811-1677
             JH fund number   93

Class B      Ticker           JVGBX
             CUSIP            409902566
             Newspaper        --
             SEC number       811-1677
             JH fund number   193

Class C      Ticker           JVGCX
             CUSIP            409902558
             Newspaper        --
             SEC number       811-1677
             JH fund number   593

Allocation Core Portfolio

[GRAPHIC] GOAL AND STRATEGY
The fund seeks long-term growth of capital, with income as a secondary goal. To pursue these objectives, the fund invests all of its assets in three other funds (the underlying funds) advised by John Hancock Advisers, LLC. Approximately one-third of the fund's assets will be invested in each of:

|_| John Hancock U.S. Global Leaders Growth Fund, which seeks long-term growth of capital;
|_| John Hancock Classic Value Fund, which seeks long-term growth of capital;
    and
|_| John Hancock Strategic Income Fund, which seeks a high level of current income.

U.S. Global Leaders Growth Fund invests primarily in common stocks of U.S. Global Leaders, which are U.S. companies with multinational operations that the managers believe possess the following key sustainable growth characteristics:

|_| hold leading market shares of their relevant industries that result in
    higher profit margins and high investment returns; and |_| supply consumable products or services so that their revenue streams are recurring.

Classic Value Fund invests primarily in domestic equity securities of large-capitalization companies that the managers believe are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios (such as price-to-book), below market average, as defined by the Standard & Poor's 500 Index.

Strategic Income Fund invests primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and U.S. high yield bonds.

The investment objective, policies and risks of each of the underlying funds are discussed in more detail later in this prospectus. The actual percentage of the fund's assets that is invested in each of the underlying funds will vary from time to time due to changes in the relative net asset value per share of the underlying funds. Periodically, John Hancock Advisers, LLC will rebalance the fund's portfolio in order that each of the underlying funds represents an equal portion of the fund's net assets. In addition, the fund may hold cash, cash equivalents and U.S. government securities for cash management purposes.

The intended benefit of asset allocation is that the diversification provided by allocating assets among the three underlying funds reduces volatility over the long term.

When John Hancock Advisers, LLC believes market or economic conditions are unusually unfavorable for investors, the fund may invest up to all of its assets in cash, cash equivalents or other high-quality short-term instruments. In those circumstances, the fund may not be able to achieve its investment objective.

--------------------------------------------------------------------------------

[GRAPHIC] PAST PERFORMANCE
The graph shows the fund's calendar year total return, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q3 '06, 5.05%
Worst quarter: Q2 '06 -3.23%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Index 1: Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Index 2: Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment-grade.
Index 3: Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.
Index 4: Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries. Index 5: Lehman Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
                                                                            2006
                                                                           7.25%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-06
----------------------------------------------------------------------------------------
                                                       Life of       Life of     Life of
                                              1 year   Class A       Class B     Class C
----------------------------------------------------------------------------------------
Class A before tax (began 9-16-05)             1.87%     2.58%           --           --
----------------------------------------------------------------------------------------
Class A after tax on distributions             0.91%     1.84%           --           --
Class A after tax on distributions, with sale  1.24%     1.60%           --           --
----------------------------------------------------------------------------------------
Class B before tax (began 9-16-05)             1.43%       --          2.91%          --
----------------------------------------------------------------------------------------
Class C before tax (began 9-16-05)             5.43%       --            --        5.97%
----------------------------------------------------------------------------------------
Index 1*                                      15.79%    18.24%        18.24%      18.24%
----------------------------------------------------------------------------------------
Index 2*                                      11.74%     8.90%         8.90%       8.90%
----------------------------------------------------------------------------------------
Index 3*                                       3.47%     2.95%         2.95%       2.95%
----------------------------------------------------------------------------------------
Index 4*                                       6.12%     3.24%+        3.24%+      3.24%+
----------------------------------------------------------------------------------------
Index 5*                                       4.33%     3.61%         3.61%       3.61%
-----------------------------------------------------------------------------------------

* Prior to December 29, 2006, the fund compared its performance to the S&P 500 Index, Merrill Lynch High Yield Master II Index, the Merrill Lynch AAA U. S. Treasury/Agency Master Index and the Citigroup World Government Bond Index. After this date, the fund changed the index to which it compares its performance to the Lehman Aggregate Bond Index which is a commonly used performance reference for many different types of fixed income products and is also currently used as a benchmark by several competing funds that fall in the multi-sector category.
+   Return as of month end closest to inception date.

[GRAPHIC] MAIN RISKS
The value of your investment will fluctuate in response to stock and bond market movements.

The fund is structured as a fund-of-funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds.

The underlying funds' management strategies have a significant influence on fund performance. With respect to U.S. Global Leaders Growth Fund and Classic Value Fund, the value of securities in the funds may go down in response to overall stock market movements. Stocks tend to go up and down in value more than bonds. If an underlying fund concentrates in certain sectors, its performance could be worse than that of the overall stock market. In addition, large-capitalization stocks as a group could fall out of favor with the market, causing these funds to underperform investments that focus on small- or medium-capitalization companies. Similarly, growth stocks could underperform value stocks, and vice versa.

With respect to Strategic Income Fund, any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity could increase volatility. In general, high yield bonds (also known as junk bonds) have higher credit risks and their prices can fall on bad news about the economy, an industry or a company. Foreign securities carry additional risks, including unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

The risks unique to each underlying fund are discussed in more detail later in this prospectus.

While there is no current intention to change the underlying funds, neither the selection of the underlying funds nor the percentage allocation to an underlying fund is a fundamental policy. Either the underlying funds or the allocation may be changed without shareholder approval.

--------------------------------------------------------------------------------
YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                     Class A     Class B    Class C
--------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                  5.00%        none       none
--------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)       5.00%      1.00%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Annual operating expenses                                Class A    Class B    Class C
--------------------------------------------------------------------------------------
Management fee(3)                                          0.00%      0.00%      0.00%
--------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                      0.30%      1.00%      1.00%
--------------------------------------------------------------------------------------
Other expenses                                             1.32%      1.32%      1.32%
--------------------------------------------------------------------------------------
Acquired fund fees and expenses                            0.87%      0.87%      0.87%
--------------------------------------------------------------------------------------
Total fund operating expenses(4,5)                         2.49%      3.19%      3.19%
--------------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------------
Expenses                                       Year 1     Year 3     Year 5    Year 10
--------------------------------------------------------------------------------------
Class A                                          $740     $1,237     $1,759     $3,185
--------------------------------------------------------------------------------------
Class B with redemption                          $822     $1,283     $1,869     $3,334
--------------------------------------------------------------------------------------
Class B without redemption                       $322       $983     $1,669     $3,334
--------------------------------------------------------------------------------------
Class C with redemption                          $422       $983     $1,669     $3,494
--------------------------------------------------------------------------------------
Class C without redemption                       $322       $983     $1,669     $3,494
--------------------------------------------------------------------------------------

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."
(3) While the fund does not pay management fees directly, shareholders will indirectly bear their proportionate share of the management fees and other expenses of the underlying funds.
(4) The "Total fund operating expenses" include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (e.g. underlying funds (each an "Acquired Fund")). The "Total fund annual expenses" shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired fund fees and expenses. Acquired fund fees and expenses are estimated, not actual, amounts based on the Fund's current fiscal year.
(5) The Adviser has voluntarily limited the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.08% of the Fund's average daily net assets. In addition, the Transfer Agent has agreed to limit transfer agency fees on Class A, Class B and Class C to 0.25% of average daily net assets. These expense reductions are not contractual and may be discontinued at any time. Net annual operating expenses after taking into account these expense reductions are 1.40%, 2.10% and 2.10%, respectively.


--------------------------------------------------------------------------------
FUND CODES
Class A      Ticker           JCRAX
             CUSIP            409902533
             Newspaper        --
             SEC number       811-1677
             JH fund number   94

Class B      Ticker           JCRBX
             CUSIP            409902525
             Newspaper        --
             SEC number       811-1677
             JH fund number   194

Class C      Ticker           JCRCX
             CUSIP            409902517
             Newspaper        --
             SEC number       811-1677
             JH fund number   594

Underlying Funds

--------------------------------------------------------------------------------

U.S. Global Leaders Growth Fund

[GRAPHIC] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of U.S. Global Leaders. Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The management team considers U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

|_| hold leading market shares of their relevant industries that result in
    higher profit margins and high investment returns; and |_| supply consumable products or services so that their revenue streams are recurring.

The management team seeks to identify companies with superior long-term earnings prospects and to continue to own them as long as the team believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.


As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $1.41 billion to $446.9 billion as of December 31, 2006).


The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries.

These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_| If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.
|_| In a down market, higher-risk securities could become harder to value or to sell at a fair price.
|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
John Hancock Advisers, LLC

SUBADVISER
Sustainable Growth Advisers, LP
Responsible for day-to-day investment management
Founded in 2003
Supervised by the adviser

PORTFOLIO MANAGERS
Gordon M. Marchand, CFA, CIC
Managed fund since it began in 1995

George P. Fraise
Joined fund team in 2000

Robert L. Rohn
Joined fund team in 2003

Managers share investment strategy and decisions.

See page 24 for the management biographies.

--------------------------------------------------------------------------------

Classic Value Fund


[GRAPHIC] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities.


In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor's 500 Index.


In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $8.5 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:


|_| cheap on the basis of current price to estimated normal level of earnings; |_| current earnings below normal levels;
|_| a sound plan to restore earnings to normal;
|_| a sustainable business advantage.

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks.

The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS
The fund's management strategy has a significant influence on fund performance.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:


|_| In a down market, higher-risk securities could become harder to value or to sell at a fair price.
|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


--------------------------------------------------------------------------------
INVESTMENT ADVISER
John Hancock Advisers, LLC

SUBADVISER
Pzena Investment Management, LLC Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS
Richard S. Pzena
Managed fund since it began in 1996

John P. Goetz
Managed fund since it began in 1996

Antonio DeSpirito III
Joined fund team in 2006

Managers share investment strategy and decisions.

See page 24 for the management biographies.

--------------------------------------------------------------------------------
Strategic Income Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

|_| foreign government and corporate debt securities from developed and emerging markets;
|_| U.S. government and agency securities;
|_| U.S. high yield bonds.

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund's average maturity.


In managing the portfolio, the management team allocates assets among the three major sectors based on analysis of economic factors, such as projected international interest rate movements, industry cycles and political trends. However, the team may invest up to 100% of assets in any one sector.

Within each sector, the management team looks for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.


The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.


In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as junk bonds) have higher credit risks and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.
|_| If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
|_| Stock investments may go down in value due to stock market movements or negative company or industry events.
|_| In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
|_| Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
John Hancock Advisers, LLC


SUBADVISER
MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)

Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS
Daniel S. Janis III
Joined fund team in 1999
Primarily responsible for fund management and day-to-day purchase and sale decisions

John F. Iles
Joined fund team in 2005
Analysis of specific issuers pertaining to high yield and emerging markets

Barry H. Evans, CFA
Joined fund team in 2006
Analysis of global economic conditions


See page 24 for the management biographies.

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------


|_| A front-end sales charge, as described in the section HOW SALES CHARGES ARE
    CALCULATED
|_| Distribution and service (12b-1) fees of 0.30%


--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

|_| No front-end sales charge; all your money goes to work for you right away |_| Distribution and service (12b-1) fees of 1.00%
|_| A deferred sales charge, as described in the section HOW SALES CHARGES ARE
   CALCULATED
|_| Automatic conversion to Class A shares after eight years, thus reducing future annual expenses


--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
|_| No front-end sales charge; all your money goes to work for you right away |_| Distribution and service (12b-1) fees of 1.00%
|_| A 1.00% contingent deferred sales charge on shares sold within one year of purchase
|_| No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment


The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see SALES CHARGE REDUCTIONS AND WAIVERS).


For estimated expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other share classes of the funds, which have their own expense structure, may be offered in separate prospectuses.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.


Additional payments to financial intermediaries
Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

|_| directly, by the payment of sales commissions, if any;
|_| indirectly, as a result of the funds paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for the funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:


--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                               As a % of         As a % of your
Your investment                           offering price*            investment
Up to $49,999                                      5.00%                  5.26%
$50,000 - $99,999                                  4.50%                  4.71%
$100,000 - $249,999                                3.50%                  3.63%
$250,000 - $499,999                                2.50%                  2.56%
$500,000 - $999,999                                2.00%                  2.04%
$1,000,000 and over                        See next page

*Offering price is the net asset value per share plus any initial sales charge.


                                                                 YOUR ACCOUNT 11

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock open-end mutual funds (John Hancock funds). To receive the reduced sales charge, you must tell your broker or financial adviser at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household.
This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's SAI. You may request an SAI from your broker or financial adviser, access the funds' Web site at www.jhfunds.com or call John Hancock Signature Services, Inc. (Signature Services), the funds' transfer agent, at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge.There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million + investments
--------------------------------------------------------------------------------
                                                                  CDSC on shares
Your investment                                                       being sold
First $1M - $4,999,999                                                     1.00%
Next $1 - $5M above that                                                   0.50%
Next $1 or more above that                                                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                                CDSC on shares
Years after purchase                                                being sold
--------------------------------------------------------------------------------
1st year                                                                 5.00%
--------------------------------------------------------------------------------
2nd year                                                                 4.00%
--------------------------------------------------------------------------------
3rd or 4th year                                                          3.00%
--------------------------------------------------------------------------------
5th year                                                                 2.00%
--------------------------------------------------------------------------------
6th year                                                                 1.00%
--------------------------------------------------------------------------------
After 6th year                                                            none
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
                                                                CDSC on shares
Years after purchase                                                being sold
--------------------------------------------------------------------------------
1st year                                                                 1.00%
--------------------------------------------------------------------------------
After 1st year                                                            none
--------------------------------------------------------------------------------

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

|_| Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

|_| Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13


12 YOUR ACCOUNT
    months. The calculation of this amount would include accumulation and combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

|_| Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).


Group investment program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section OPENING AN ACCOUNT), and individual investors may close their accounts at any time.


To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:


|_| to make payments through certain systematic withdrawal plans;
|_| certain retirement plans participating in Merrill Lynch, The Princeton
    Retirement Group, Inc. or PruSolutions(SM) programs;
|-| redemptions pursuant to a fund's right to liquidate an account less than
    $1,000;
|_| redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock;
|_| to make certain distributions from a retirement plan;
|_| because of shareholder death or disability.


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative are notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:


|_| selling brokers and their employees and sales representatives (and their
    Immediate Family, as defined in the SAI);
|_| financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC;
|_| fund trustees and other individuals who are affiliated with these or other
    John Hancock funds (and their Immediate Family, as defined in the SAI);
|_| individuals transferring assets held in a SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to an IRA;
|_| individuals converting assetsheld in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA;
|_| individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted.
|_| participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies);
|_| participants in certain 529 plans that have a signed agreement with John
    Hancock Funds, LLC (one-year CDSC may apply);
|_| certain retirement plans participating in Merrill Lynch, The Princeton
    Retirement Group, Inc. or PruSolutions(SM) programs.


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

|_| exchanges from one John Hancock fund to the same class of any other John
    Hancock fund (see TRANSACTION POLICIES in this prospectus for additional details).
|_| dividend reinvestments (see DIVIDENDS AND ACCOUNT POLICIES in this prospectus for additional details).


                                                                 YOUR ACCOUNT 13

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1   Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

    |_| non-retirement account: $1,000
    |_| retirement account: $500
    |_| group investments: $250
    |_| Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
    |_| there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC.

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


Important information about opening a new account To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.


For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.


14 YOUR ACCOUNT

-----------------------------------------------------------------------------------------------------------------------
Buying shares
-----------------------------------------------------------------------------------------------------------------------
           Opening an account                                           Adding to an account
-----------------------------------------------------------------------------------------------------------------------
By check
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC] |_| Make out a check for the investment                       |_| Make out a check for the investment
              amount, payable to "John Hancock                              amount, payable to "John Hancock
              Signature Services, Inc."                                     Signature Services, Inc."

          |_| Deliver the check and your completed                      |_| Fill out the detachable investment slip
              application to your financial                                 from an account statement. If no slip is
              representative, or mail them to Signature                     available, include a note specifying the
              Services (address below).                                     fund name, your share class, your account
                                                                            number and the name(s) in which the
                                                                            account is registered.

                                                                        |_| Deliver the check and your investment
                                                                            slip or note to your financial
                                                                            representative, or mail them to Signature
                                                                            Services (address below).

-----------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC] |_| Call your financial representative or                     |_| Log on to www.jhfunds.com to process
              Signature Services to request an                              exchanges between funds.
              exchange.
                                                                        |_| Call EASI-Line for automated service 24
                                                                            hours a day at 1-800-338-8080.

                                                                        |_| Call your financial representative or
                                                                            Signature Services to request an
                                                                            exchange.

-----------------------------------------------------------------------------------------------------------------------
By wire
-----------------------------------------------------------------------------------------------------------------------

[GRAPHIC] |_| Deliver your completed application to                     |_| Obtain wiring instructions by calling
              your financial representative, or mail it                     Signature Services.
              to Signature Services.

          |_| Obtain your account number by calling                     |_| Instruct your bank to wire the amount of
              your financial representative or                              your investment.
              Signature Services.

          |_| Obtain wiring instructions by calling                     Specify the fund name, your choice of share
              Signature Services.                                       class, your account number and the name(s) in
                                                                        which the account is registered. Your bank
          |_| Instruct your bank to wire the amount of                  may charge a fee to wire funds.
              your investment.

          Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

-----------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC] See "By exchange" and "By wire."                              |_| Verify that your bank or credit union is
                                                                            a member of the Automated Clearing House
                                                                            (ACH) system.

                                                                        |_| Complete the "Bank Information" section
                                                                            on your account application.

                                                                        |_| Log on to www.jhfunds.com to initiate
                                                                            purchases using your authorized bank
                                                                            account.

-----------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC] See "By exchange" and "By wire."                              |_| Verify that your bank or credit union is
                                                                            a member of the Automated Clearing House
                                                                            (ACH) system.

                                                                        |_| Complete the "Bank Information" section
                                                                            on your account application.

                                                                        |_| Call EASI-Line for automated service 24
                                                                            hours a day at 1-800-338-8080.

                                                                        |_| Call your financial representative or
                                                                            call Signature Services between 8 A.M.
                                                                            and 7 P.M, Eastern Time on most business
                                                                            days.

                                                                        To open or add to an account using the
                                                                        Monthly Automatic Accumulation Program, see
                                                                        "Additional investor services."

-------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
-------------------------------------------------------


                                                                 YOUR ACCOUNT 15

-----------------------------------------------------------------------------------------------------------------------
Selling shares
-----------------------------------------------------------------------------------------------------------------------
                                                                        To sell some or all of your shares
-----------------------------------------------------------------------------------------------------------------------
By letter
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC] |_| Accounts of any type.                                     |_| Write a letter of instruction or complete
                                                                            a stock power indicating the fund name,
          |_| Sales of any amount.                                          your share class, your account number,
                                                                            the name(s) in which the account is
                                                                            registered and the dollar value or number
                                                                            of shares you wish to sell.

                                                                        |_| Include all signatures and any additional
                                                                            documents that may be required (see next
                                                                            page).

                                                                        |_| Mail the materials to Signature Services.

                                                                        |_| A check will be mailed to the name(s) and
                                                                            address in which the account is
                                                                            registered, or otherwise according to
                                                                            your letter of instruction.

-----------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC] |_| Most accounts.                                            |_| Log on to www.jhfunds.com to initiate
                                                                            redemptions from your funds.
          |_| Sales of up to $100,000.

-----------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC] |_| Most accounts.                                            |_| Call EASI-Line for automated service 24
                                                                            hours a day at 1-800-338-8080.
          |_| Sales of up to $100,000.
                                                                        |_| Call your financial representative or
                                                                            call Signature Services between 8 A.M.
                                                                            and 7 P.M., Eastern Time on most business
                                                                            days.

-----------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC] |_| Requests by letter to sell any amount.                    |_| To verify that the Internet or telephone
                                                                            redemption privilege is in place on an
          |_| Requests by Internet or phone to sell up                      account or to request the form to add it
              to $100,000.                                                  to an existing account, call Signature
                                                                            Services.

                                                                        |_| Funds requested by wire will generally be
                                                                            wired next business day. A $4 fee will be
                                                                            deducted from your account. Your bank may
                                                                            also charge a fee for this service.

                                                                        |_| Funds requested by EFT are generally
                                                                            available by the second business day.
                                                                            Your bank may charge you a fee for this
                                                                            service.

-----------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------
[GRAPHIC] |_| Accounts of any type.                                     |_| Obtain a current prospectus for the fund
                                                                            into which you are exchanging by Internet
          |_| Sales of any amount.                                          or by calling your financial
                                                                            representative or Signature Services.

                                                                        |_| Log on to www.jhfunds.com to process
                                                                            exchanges between your funds.

                                                                        |_| Call EASI-Line for automated service 24
                                                                            hours a day at 1-800-338-8080.

                                                                        |_| Call your financial representative or
                                                                            Signature Services to request an
                                                                            exchange.

                                                                        To sell shares through a systematic
                                                                        withdrawal plan, see "Additional investor
                                                                        services."

                                                                        -------------------------------------------------------
                                                                        Address:
                                                                        John Hancock Signature Services, Inc.
                                                                        1 John Hancock Way, Suite 1000
                                                                        Boston, MA 02217-1000

                                                                        Phone Number: 1-800-225-5291

                                                                        Or contact your financial representative for
                                                                        instructions and assistance.
                                                                        -------------------------------------------------------

16 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

|_| your address of record has changed within the past 30 days;
|_| you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);
|_| you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

---------------------------------------------------------------------------------------------------------------------------[GRAPHIC]
Seller                                                                  Requirements for written requests
---------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts                       |_| Letter of instruction.
(custodial accounts for minors).
                                                                        |_| On the letter, the signatures of all persons
                                                                            authorized to sign for the account, exactly as the
                                                                            account is registered.

                                                                        |_| Medallion signature guarantee if applicable (see
                                                                             above).

-------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner               |_| Letter of instruction.
or association accounts.
                                                                        |_| Corporate business/organization resolution, certified
                                                                            within the past 12 months, or a John Hancock Funds
                                                                            business/organization certification form.

                                                                        |_| On the letter and the resolution, the signature of the
                                                                            person(s) authorized to sign for the account.

                                                                        |_| Medallion signature guarantee if applicable (see
                                                                            above).

-------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                                   |_| Letter of instruction.

                                                                        |_| On the letter, the signature(s) of the trustee(s).

                                                                        |_| Copy of the trust document certified within the past
                                                                            12 months or a John Hancock Funds trust certification
                                                                            form.

                                                                        |_| Medallion signature guarantee if applicable (see
                                                                            above).

-------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship                  |_| Letter of instruction signed by surviving tenant.
with a deceased co-tenant(s).
                                                                        |_| Copy of death certificate.

                                                                        |_| Medallion signature guarantee if applicable (see
                                                                            above).

                                                                        |_| Inheritance tax waiver (if applicable).

-------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                       |_| Letter of instruction signed by executor.

                                                                        |_| Copy of order appointing executor certified within the
                                                                            past 12 months.

                                                                        |_| Medallion signature guarantee if applicable (see
                                                                            above).

                                                                        |_| Inheritance tax waiver (if applicable).

-------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers               |_| Call 1-800-225-5291 for instructions.
or account types not listed above.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
-------------------------------------------------------


                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time). The NAV for each fund is calculated based on the NAVs of the underlying funds in which it invests. Each underlying fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, an underlying fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by an underlying fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices, quotations and some fair value methods, the underlying funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The underlying funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds and underlying funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order, even if the transaction is not subject to the specific "Limitation on exchange activity" described below, if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the


18 YOUR ACCOUNT
funds' NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account-holder level or the underlying shareholder level.

Exchange limitation policies The funds' board of trustees has adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of a fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the record of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as finan-cial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

|_| A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

|_| A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open


                                                                 YOUR ACCOUNT 19
your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The funds do not issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

|_| after every transaction (except a dividend reinvestment, automatic
    investment or systematic withdrawal) that affects your account balance; |_| after any changes of name or address of the registered owner(s);
|_| in all other circumstances, every quarter.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. The funds declare and pay any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.


20 YOUR ACCOUNT

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:


|_| Complete the appropriate parts of your account application.
|_| If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in OPENING AN ACCOUNT. Deliver your check and application to your financial representative or Signature Services.


Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

|_| Make sure you have at least $5,000 worth of shares in your account.
|_| Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).
|_| Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
|_| Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.
|_| Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and ROTH IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's SAI and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.


                                                                 YOUR ACCOUNT 21

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the funds and the underlying funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the funds and the underlying funds (other than Strategic Income
Fund) have the power to change these funds' respective investment goals without shareholder approval.

The trustees of U.S. Global Leaders Growth Fund have the power to change the focus of the fund's policy of normally investing at least 80% of its assets in U.S. Global Leaders without shareholder approval. The U.S.Global Leaders Growth Fund will provide written notice to shareholders at least 60 days prior to a change in this policy.

Management fees The funds do not pay management fees directly. Each fund, as a shareholder in the underlying John Hancock Funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds. The management fees paid to the investment adviser by the underlying funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                          % of net assets
--------------------------------------------------------------------------------
Classic Value                                                           0.80%*
--------------------------------------------------------------------------------
Strategic Income                                                        0.36%
--------------------------------------------------------------------------------
U.S. Global Leaders Growth                                              0.71%*
--------------------------------------------------------------------------------


*After expense reimbursement.

A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual report to shareholders dated December 31, 2006.

                                  ------------
                                  Shareholders
                                  ------------

                                Distribution and
                              shareholder services

                  --------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                  --------------------------------------------

                  -------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                  -------------------------------------------

               -------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               -------------------------------------------------

                        --------------------------------
                                   Subadvisers

                        Pzena Investment Management, LLC
                              120 West 45th Street
                               New York, NY 10036


                              MFC Global Investment
                             Management (U.S.), LLC
                              101 Huntington Avenue
                                Boston, MA 02199


                         Sustainable Growth Advisers, LP
                              3 Stamford Plaza 301
                            Tresser Blvd., Suite 1310
                               Stamford, CT 06901

                         Provide portfolio management to
                            certain underlying funds.
                        --------------------------------

                         -------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                               601 Congress Street
                              Boston, MA 02210-2805

                         Manages the funds' business and
                             investment activities.
                         -------------------------------

                      -------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                               New York, NY 10286

                      Holds the funds' assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
                      -------------------------------------

                                      Asset
                                   management

                         ------------------------------
                                    Trustees

                         Oversee the funds' activities.
                         ------------------------------


22 FUND DETAILS

Subadvisers to the underlying funds Pzena Investment Management, LLC (PIM) subadvises Classic Value Fund and was investment adviser to its predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, managing principal, chief executive officer and co-chief investment officer. PIM provides investment advisory services to individual and institutional investors and, as of December 31, 2006, had total assets under management of approximately $27.3 billion.

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) subadvises Strategic Income Fund. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2006, had total assets under management of approximately $26 billion.

Sustainable Growth Advisers, LP (SGA) subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George Fraise, Gordon Marchand and Robert L. Rohn each own 24% of SGA. Total assets under management by SGA principals as of December 31, 2006 were approximately $3.5 billion.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT A FUND-OF-FUNDS STRUCTURE

The funds invest in a combination of John Hancock mutual funds (the underlying funds) on a fixed-percentage basis. The principal investment policies and risks of the various underlying funds are described in the section of this prospectus called UNDERLYING FUNDS.

Each fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the funds entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay operating expenses of both the fund and the underlying funds.

In addition, the underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions, as well as rebalancing of a fund's portfolio, may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from a fund's transactions in shares of the underlying funds.


                                                                 FUND DETAILS 23

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES


Below is an alphabetical list of the portfolio managers for the underlying funds, including a brief summary of their business careers over the past five years. The SAI for each fund includes additional information about the underlying funds' portfolio managers, including information about their compensation, accounts they manage (other than the fund) and their ownership of fund shares, if any.

Antonio DeSpirito III
--------------------------------------------------------------------------------
Principal and portfolio manager, Pzena Investment Management, LLC
Joined subadviser in 1996
Began business career in 1993

Barry H. Evans, CFA
--------------------------------------------------------------------------------
President, chief fixed-income officer and chief operating officer, MFC Global
  Investment Management (U.S.), LLC
Joined subadviser in 2005
Senior vice president, chief fixed-income officer and chief operating officer,
  John Hancock Advisers, LLC (1986-2005)
Began business career in 1986


George P. Fraise
--------------------------------------------------------------------------------
Principal, Sustainable Growth Advisers, LP
Joined subadviser in 2003
Executive vice president, Yeager, Wood & Marshall, Inc. (2000-2003)
Began business career in 1987

John P. Goetz
--------------------------------------------------------------------------------
Managing principal (since 1997) and co-chief investment officer (since 2005),
  Pzena Investment Management, LLC
Director of Research, Pzena Investment Management, LLC (1996-2005)
Joined subadviser in 1996
Began business career in 1979


John F. Iles
--------------------------------------------------------------------------------
Vice president, MFC Global Investment Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC (1999-2005)
Began business career in 1984

Daniel S. Janis III
--------------------------------------------------------------------------------
Senior vice president, MFC Global Investment Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC (1999-2005)
Began business career in 1984


Gordon M. Marchand, CFA, CIC
--------------------------------------------------------------------------------
Principal, Sustainable Growth Advisers, LP
Joined subadviser in 2003
Chief financial and operating officer, Yeager, Wood & Marshall, Inc. (1984-2003) Began business career in 1977

Richard S. Pzena
--------------------------------------------------------------------------------
Founder, managing principal, chief executive officer (since 1995) and co-chief investment officer (since 2005), Pzena Investment Management, LLC
Began business career in 1980


Robert L. Rohn
--------------------------------------------------------------------------------
Principal, Sustainable Growth Advisers, LP
Joined subadviser in 2003
Chairman and chief executive officer, W.P. Stewart,
  Inc. (1991-2003)
Began business career in 1983



24 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Allocation Growth + Value Portfolio

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED                                      12-31-05(1)        12-31-06
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00            $10.26
--------------------------------------------------------------------------------------------
Net investment income(2),(3)                                         0.11              0.02
--------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      0.20              0.87
--------------------------------------------------------------------------------------------
Total from investment operations                                     0.31              0.89
--------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------
From net investment income                                          (0.05)            (0.01)
--------------------------------------------------------------------------------------------
From net realized gain                                                 --             (0.02)
--------------------------------------------------------------------------------------------
                                                                    (0.05)            (0.03)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                     $10.26            $11.12
--------------------------------------------------------------------------------------------
Total return(4),(6) (%)                                              3.13(5)           8.70
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $2                $4
--------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                   0.63(8)           0.62
--------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7),(9) (%)             9.32(8)           2.59
--------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             3.86(8)           0.16
--------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  1                15
--------------------------------------------------------------------------------------------

CLASS B SHARES PERIOD ENDED                                      12-31-05(1)       12-31-06
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00            $10.26
--------------------------------------------------------------------------------------------
Net investment income (loss)(2),(3)                                  0.02             (0.07)
--------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      0.27              0.88
--------------------------------------------------------------------------------------------
Total from investment operations                                     0.29              0.81
--------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------
From net investment income                                          (0.03)               --
--------------------------------------------------------------------------------------------
From net realized gain                                                 --             (0.02)
--------------------------------------------------------------------------------------------
                                                                    (0.03)            (0.02)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                     $10.26            $11.05
--------------------------------------------------------------------------------------------
Total return(4),(6) (%)                                              2.93(5)           7.92
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                --(10)            $1
--------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                   1.33(8)           1.32
--------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7),(9) (%)            10.02(8)           3.29
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)      0.63(8)          (0.69)
--------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  1                15
--------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 25

CLASS C SHARES PERIOD ENDED                                      12-31-05(1)       12-31-06
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00            $10.26
--------------------------------------------------------------------------------------------
Net investment income (loss)(2),(3)                                  0.06             (0.06)
--------------------------------------------------------------------------------------------
Net realized and unrealized gain on income (loss)                    0.23              0.87
--------------------------------------------------------------------------------------------
Total from investment operations                                     0.29              0.81
--------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------
From net investment income                                          (0.03)               --
--------------------------------------------------------------------------------------------
From net realized gain                                                 --             (0.02)
--------------------------------------------------------------------------------------------
                                                                    (0.03)            (0.02)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                     $10.26            $11.05
--------------------------------------------------------------------------------------------
Total return(4),(6) (%)                                              2.93(5),(6)       7.92
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $1                $1
--------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                   1.33(8)           1.32
--------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7),(9) (%)            10.02(8)           3.29
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)      2.17(8)          (0.62)
--------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  1                15
--------------------------------------------------------------------------------------------

1  Beginning of operations from 9-19-05 through 12-31-05.
2  Based on the average of the shares outstanding.
3 Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
4 Assumes dividend reinvestment and does not reflect the effect of sales charges.
5  Not annualized.
6 Total return would have been lower had certain expenses not been reduced during the period shown.
7 Does not include expenses of the underlying funds in which the Fund invests. The estimated annual expense ratio of the underlying funds was 0.87%.
8  Annualized.
9 Does not take into consideration expense reductions during the period shown. 10 Less than $500,000.


26 FUND DETAILS

Allocation Core Portfolio

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED                                      12-31-05(1)        12-31-06
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00            $10.04
--------------------------------------------------------------------------------------------
Net investment income(2),(3)                                         0.23              0.17
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              (0.08)             0.55
--------------------------------------------------------------------------------------------
Total from investment operations                                     0.15              0.72
--------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------
From net investment income                                             --             (0.28)
--------------------------------------------------------------------------------------------
From net realized gain                                              (0.11)            (0.01)
--------------------------------------------------------------------------------------------
                                                                    (0.11)            (0.29)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                     $10.04            $10.47
--------------------------------------------------------------------------------------------
Total return(4),(6) (%)                                              1.46(5)           7.25
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $3                $6
--------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                   0.63(8)           0.53
--------------------------------------------------------------------------------------------
Ratio of gross adjusted expenses to average net assets(7),(9) (%)    5.11(8)           1.62
--------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             8.19(8)           1.69
--------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  1                21
--------------------------------------------------------------------------------------------

CLASS A SHARES PERIOD ENDED                                      12-31-05(1)        12-31-06
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00            $10.04
--------------------------------------------------------------------------------------------
Net investment income(2),(3)                                         0.12              0.08
--------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      0.01              0.56
--------------------------------------------------------------------------------------------
Total from investment operations                                     0.13              0.64
--------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------
From net investment income                                          (0.09)            (0.21)
--------------------------------------------------------------------------------------------
From net realized gain                                                 --             (0.01)
--------------------------------------------------------------------------------------------
                                                                    (0.09)            (0.22)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                     $10.04            $10.46
--------------------------------------------------------------------------------------------
Total return(4),(6) (%)                                              1.26(5)           6.43
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $1                $1
--------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                   1.33(8)           1.23
--------------------------------------------------------------------------------------------
Ratio of gross adjusted expenses to average net assets(7),(9) (%)    5.81(8)           2.32
--------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             4.43(8)           0.77
--------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  1                21
--------------------------------------------------------------------------------------------

                                                                 FUND DETAILS 27

Allocation Core Portfolio continued

CLASS C SHARES PERIOD ENDED                                      12-31-05(1)        12-31-06
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00            $10.04
--------------------------------------------------------------------------------------------
Net investment income(2),(3)                                         0.16              0.13
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              (0.03)             0.51
--------------------------------------------------------------------------------------------
Total from investment operations                                     0.13              0.64
--------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------
From net investment income                                          (0.09)            (0.21)
--------------------------------------------------------------------------------------------
From net realized gain                                                 --             (0.01)
--------------------------------------------------------------------------------------------
                                                                    (0.09)            (0.22)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                     $10.04            $10.46
--------------------------------------------------------------------------------------------
Total return(4),(6) (%)                                              1.26(5),(6)       6.43
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $1                $2
--------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)                   1.33(8)           1.23
--------------------------------------------------------------------------------------------
Ratio of gross adjusted expenses to average net assets(7),(9) (%)    5.81(8)           2.32
--------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             5.76(8)           1.25
--------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  1                21
--------------------------------------------------------------------------------------------

1  Beginning of operations from 9-19-05 through 12-31-05.
2  Based on the average of the shares outstanding.
3 Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
4 Assumes dividend reinvestment and does not reflect the effect of sales charges.
5  Not annualized.
6 Total return would have been lower had certain expenses not been reduced during the period shown.
7 Does not include expenses of the underlying funds in which the Fund invests. The estimated annual expense ratio of the underlying funds was 0.74%.
8  Annualized.
9  Does not take into consideration expense reductions during the period shown.


28 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock asset allocation portfolios:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.






To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291 By
EASI-Line: 1-800-338-8080
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC        AA0PN   5/07

John Hancock(R)[LOGO]
the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com


---------------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
---------------------------------------

[JOHN HANCOCK(R) LOGO]
----------------------
    MUTUAL FUNDS
                                                                    John Hancock
                                                             International Funds

--------------------------------------------------------------------------------

                                          CLASS A, CLASS B AND CLASS C SHARES

                                             International Classic Value Fund

--------------------------------------------------------------------------------


Prospectus
5.1.2007


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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
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      JOHN HANCOCK INTERNATIONAL FUNDS
      --------------------------------------------------------------------------
      International Classic Value Fund                                         4

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Choosing a share class                                                   6
      How sales charges are calculated                                         7
      Sales charge reductions and waivers                                      7
      Opening an account                                                       9
      Buying shares                                                           10
      Selling shares                                                          11
      Transaction policies                                                    13
      Dividends and account policies                                          15
      Additional investor services                                            16

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      17
      Management biographies                                                  19
      Financial highlights                                                    20


      APPENDIX
      --------------------------------------------------------------------------
      Historical performance of corresponding
         Pzena International Value Composite                                  22


      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

International Classic Value Fund

[GRPHIC OMITTED]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of foreign companies of any size. Equity securities include common and preferred stocks and their equivalents. The fund may invest up to 10% of assets in securities of issuers located in emerging markets as classified by Morgan Stanley Capital International (MSCI). Under normal circumstances the fund will invest in at least six countries throughout the world. The fund is non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the fund, the subadviser follows a classic "deep value" strategy. It seeks to identify companies it believes are undervalued on the basis of current price to an estimated normal level of earnings, and constructs a portfolio of stocks that are in the most undervalued or "deep value" portion of its universe. Companies considered for investment must have a competitive advantage such as a superior distribution network, low cost structure or simply, tangible assets. Companies in the portfolio also must have a sound plan to restore earnings and cash flow to normal over the long run in the opinion of the subadviser.

In choosing individual securities, the subadviser generally screens a universe of the 1,500 largest companies located outside the United States. Using fundamental research and proprietary computer models, the subadviser ranks these companies from the least to the most expensive on the basis of current share price to normal long-term earning power. The subadviser considers investing only in the cheapest companies of the universe, and systematically rules out companies whose share price is not among the most attractive. Before investing, the sub-adviser considers the value of an entire business relative to its price. The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

The fund may use certain derivative instruments (investments whose value is based on indexes, securities or currencies), such as options, futures, forwards and swaps. In abnormal conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goals. The fund may trade securities actively, which could increase its trading costs (thus lowering performance) and increase your taxable distributions.

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[GRAPHIC OMITTED]

PAST PERFORMANCE

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has existed for less than a full calendar year, there is no past performance to report.

[GRAPHIC OMITTED]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o In a down market, emerging-market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

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[GRAPHIC OMITTED]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

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Shareholder transaction expenses(1)                          Class A     Class B   Class C
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Maximum front-end sales charge (load) on purchases
as a % of purchase price                                        5.00%       none      none
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Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less             none(2)     5.00%     1.00%
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Annual operating expenses                                    Class A     Class B   Class C
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Management fee                                                  1.05%       1.05%     1.05%
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Distribution and service (12b-1) fees                           0.30%       1.00%     1.00%
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Other expenses                                                  1.32%       1.32%     1.32%
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Total fund operating expenses                                   2.67%       3.37%     3.37%
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Contractual expense reimbursement (at least until 4-30-08)      1.15%       1.15%     1.15%
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Net annual operating expenses                                   1.52%       2.22%     2.22%
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The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.



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Expenses                                        Year 1    Year 3     Year 5    Year 10
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Class A                                         $  647   $ 1,184   $  1,747   $  3,272
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Class B with redemption                         $  725   $ 1,229   $  1,856   $  3,421
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Class B without redemption                      $  225   $   929   $  1,656   $  3,421
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Class C with redemption                         $  325   $   929   $  1,656   $  3,581
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Class C without redemption                      $  225   $   929   $  1,656   $  3,581
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1     A $4.00 fee will be charged for wire redemptions.

2 Except for investments of $1 million or more; see "How sales charges are calculated."

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SUBADVISER

Pzena Investment Management, LLC

Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS

A. Rama Krishna, CFA
Managed fund since inception

John P. Goetz
Managed fund since inception

Michael D. Peterson
Managed fund since inception

Managers share investment strategy and decisions.


See page 21 for the management biographies.


FUND CODES


Class A      Ticker           JHFAX
             CUSIP            409902483
             Newspaper        --
             SEC number       811-1677
             JH fund number   19

Class B      Ticker           JHFBX
             CUSIP            409902475
             Newspaper        --
             SEC number       811-1677
             JH fund number   119

Class C      Ticker           JHFDX
             CUSIP            409902467
             Newspaper        --
             SEC number       811-1677
             JH fund number   519

Your account

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CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

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Class A
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o A front-end sales charge, as described in the section HOW SALES CHARGES ARE CALCULATED.

o     Distribution and service (12b-1) fees of 0.30%.

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Class B
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o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o A deferred sales charge, as described in the section HOW SALES CHARGES ARE CALCULATED.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

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Class C
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o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see SALES CHARGE REDUCTIONS AND WAIVERS).

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.


Additional payments to financial intermediaries Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o     directly, by the payment of sales commissions, if any; and

o     indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


6 YOUR ACCOUNT

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HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

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Class A sales charges
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                                                     As a % of   As a % of your
Your investment                                offering price*       investment
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Up to $49,999                                             5.00%            5.26%
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$50,000 - $99,999                                         4.50%            4.71%
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$100,000 - $249,999                                       3.50%            3.63%
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$250,000 - $499,999                                       2.50%            2.56%
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$500,000 - $999,999                                       2.00%            2.04%
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$1,000,000 and over                                   See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock open-end mutual funds. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other open-end John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's SAI. You may request an SAI from your broker or financial representative, access the funds' Web site at www.jhfunds.com, or call John Hancock Signature Services, Inc. (Signature Services), the funds' transfer agent at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge.There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

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Class A deferred charges on $1 million + investments
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                                                                 CDSC on shares
Your investment                                                      being sold
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First $1M - $4,999,999                                                     1.00%
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Next $1 - $5M above that                                                   0.50%
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Next $1 or more above that                                                 0.25%
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For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

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Class B deferred charges
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                                                                 CDSC on shares
Years after purchase                                                 being sold
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1st year                                                                   5.00%
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2nd year                                                                   4.00%
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3rd or 4th year                                                            3.00%
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5th year                                                                   2.00%
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6th year                                                                   1.00%
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After 6th year                                                             none

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Class C deferred charges
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Years after purchase                                                       CDSC
--------------------------------------------------------------------------------
1st year                                                                   1.00%
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After 1st year                                                             none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

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SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include

                                                                  YOUR ACCOUNT 7

Accumulation and Combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section OPENING AN ACCOUNT), and individual investors may close their accounts at any time.


To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans


o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs


o     redemptions pursuant to a fund's right to liquidate an account less than
      $1,000

o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets held in a SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to an IRA

o individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA

o individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back into the original account type from which it was converted

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o participants in certain 529 plans that have a signed agreement with John Hancock Funds, LLC (one-year CDSC may apply)


o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, or PruSolutions(SM) programs


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

8 YOUR ACCOUNT

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OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $500

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

      Important information about opening a new account To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

      For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

                                                                  YOUR ACCOUNT 9

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Buying shares
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              Opening an account                                                Adding to an account
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By check
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[GRAPHIC OMITTED] o    Make out a check for the investment amount, payable to   o     Make out a check for the investment amount,
                       "John Hancock Signature Services, Inc."                        payable to "John Hancock Signature Services,
                                                                                      Inc."
                  o    Deliver the check and your completed application to your
                       financial representative, or mail them to Signature      o     Fill out the detachable investment slip from
                       Services (address below).                                      an account state- ment. If no slip is
                                                                                      available, include a note specifying the fund
                                                                                      name, your share class, your account number
                                                                                      and the name(s) in which the account is
                                                                                      registered.

                                                                                o     Deliver the check and your investment slip or
                                                                                      note to your financial representative, or mail
                                                                                      them to Signature Services (address below).

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By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  o   Call your financial representative or Signature Services o     Log on to www.jhfunds.com to process exchanges
                       to request an exchange.                                        between funds.


                                                                                o     Call EASI-Line for automated service 24 hours
                                                                                      a day at 1-800-338-8080.


                                                                                o     Call your financial representative or
                                                                                      Signature Services to request an exchange.

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By wire
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]  o   Deliver your completed application to your financial     o     Obtain wiring instructions by calling
                       representative, or mail it to Signature Services.              Signature Services.

                   o   Obtain your account number by calling your financial     o     Instruct your bank to wire the amount of your
                       representative or Signature Services.                          investment.

                   o   Obtain wiring instructions by calling Signature          Specify the fund name, your choice of share class,
                       Services.                                                the new account number and the name(s) in which the
                                                                                account is registered. Your bank may charge a fee to
                   Specify the fund name, your choice of share class, the new   wire funds.
                   account number and the name(s) in which the account is
                   registered. Your bank may charge a fee to wire funds.


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By Internet
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[GRAPHIC OMITTED]  See "By exchange" and "By wire."                             o     Verify that your bank or credit union is a
                                                                                      member of the Automated Clearing House (ACH)
                                                                                      system.

                                                                                o     Complete the "Bank Information" section on
                                                                                      your account application.

                                                                                o     Log on to www.jhfunds.com to initiate
                                                                                      purchases using your authorized bank account.

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By phone
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[GRAPHIC OMITTED]  See "By exchange" and "By wire."                             o     Verify that your bank or credit union is a
                                                                                      member of the Automated Clearing House (ACH)
                                                                                      system.

                                                                                o     Complete the "Bank Information" section on
                                                                                      your account application.

                                                                                o     Call EASI-Line for automated service 24 hours
                                                                                      a day at 1-800-338-8080.

                                                                                o     Call your financial representative or call
                                                                                      Signature Services between 8 A.M. and 7 P.M.,
                                                                                      Eastern Time on most business days.

                                                                                To open or add to an account using the Monthly
                                                                                Automatic Accumulation Program, see "Additional
                                                                                investor services."

---------------------------------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

---------------------------------------------------------------

10 YOUR ACCOUNT

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Selling shares
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                                                                                To sell some or all of your shares
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By letter
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[GRAPHIC OMITTED]  o     Accounts of any type.                                  o     Write a letter of instruction or complete a
                                                                                      stock power indicating the fund name, your
                   o     Sales of any amount.                                         share class, your account number, the name(s)
                                                                                      in which the account is registered and the
                                                                                      dollar value or number of shares you wish to
                                                                                      sell.

                                                                                o     Include all signatures and any additional
                                                                                      documents that may be required (see next
                                                                                      page).

                                                                                o     Mail the materials to Signature Services.

                                                                                o     A check will be mailed to the name(s) and
                                                                                      address in which the account is registered, or
                                                                                      otherwise according to your letter of
                                                                                      instruction.

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By Internet
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[GRAPHIC OMITTED]  o     Most accounts.                                         o     Log on to www.jhfunds.com to initiate
                                                                                      redemptions from your funds.
                   o     Sales of up to $100,000.

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By phone
------------------------------------------------------------------------------------------------------------------------------------

[GRAHIC OMITTED]   o     Most accounts.                                         o     Call EASI-Line for automated service 24 hours
                                                                                      a day at 1-800-338-8080.
                   o     Sales of up to $100,000.
                                                                                o     Call your financial representative or call
                                                                                      Signature Services between 8 A.M. and 7 P.M.,
                                                                                      Eastern Time on most business days.


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By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  o     Requests by letter to sell any amount.                 o     To verify that the Internet or telephone
                                                                                      redemption privilege is in place on an
                   o     Requests by Internet or phone to sell up to $100,000.        account, or to request the form to add it to
                                                                                      an existing account, call Signature Services.

                                                                                o     Funds requested by wire will generally be
                                                                                      wired the next business day. A $4 fee will be
                                                                                      deducted from your account. Your bank may also
                                                                                      charge a fee for this service.

                                                                                o     Funds requested by EFT are generally available
                                                                                      by the second business day. Your bank may
                                                                                      charge a fee for this service.


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By exchange
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[GRAPHIC OMITTED]  o     Accounts of any type.                                  o     Obtain a current prospectus for the fund into
                                                                                      which you are exchanging by Internet or by
                   o     Sales of any amount.                                         calling your financial representative or
                                                                                      Signature Services.

                                                                                o     Log on to www.jhfunds.com to process exchanges
                                                                                      between your funds.

                                                                                o     Call EASI-Line for automated service 24 hours
                                                                                      a day at 1-800-338-8080.

                                                                                o     Call your financial representative or
                                                                                      Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                 YOUR ACCOUNT 11

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock.)

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                          Requirements for written requests                  [GRAPHIC OMITTED]
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial    o     Letter of instruction.
accounts for minors).
                                                                o     On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.

                                                                o     Medallion signature guarantee if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or    o     Letter of instruction.
association accounts.
                                                                o     Corporate business/organization resolution, certified within the past 12 months, or a John Hancock Funds
                                                                      business/organization certification form.

                                                                o     On the letter and the resolution, the signature of the
                                                                      person(s) authorized to sign for the account.

                                                                o     Medallion signature guarantee if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                           o     Letter of instruction.

                                                                o     On the letter, the signature(s) of the trustee(s).

                                                                o     Copy of the trust document certified within the past 12 months or a John Hancock Funds' trust certification form.

                                                                o     Medallion signature guarantee if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with a   o     Letter of instruction signed by surviving tenant.
deceased co-tenant(s).
                                                                o     Copy of death certificate.

                                                                o     Medallion signature guarantee if applicable (see above).

                                                                o     Inheritance tax waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                               o     Letter of instruction signed by executor.

                                                                o     Copy of order appointing executor, certified within the past
                                                                      12 months.

                                                                o     Medallion signature guarantee if applicable (see above).

                                                                o     Inheritance tax waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or    o     Call 1-800-225-5291 for instructions.
account types not listed above.

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

---------------------------------------------------------------

12 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 13

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modi-fied for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of a fund's portfolio, and may result in a fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a fund's operating costs and decrease a fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

14 YOUR ACCOUNT

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

                                                                 YOUR ACCOUNT 15

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.


o If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the initial investment requirements specified in OPENING AN ACCOUNT. Deliver your check and application to your financial representative or Signature Services.


Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock funds offer a range of retirement plans, including traditional and ROTH IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The fund's portfolio securities disclosure policy can be found in the fund's SAI and on the fund's Web site, www.jhfunds.com. The fund's Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one month lag and is available on the fund's Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

16 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock International Classic Value fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the International Classic Value Fund have the power to change these funds' respective investment goals without shareholder approval.


The International Classic Value Fund relies on an order from the SEC permitting the Adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by the shareholders. The fund, therefore, is able to change subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change.


This order does not, however, permit the Adviser to appoint a sub-adviser that is an affiliate of the Adviser or the fund (other than by reason of serving as subadviser to the portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


The management firm The fund is advised by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $40 billion in assets as of December 31, 2006.


Management fees The management fees paid to the investment adviser by the John Hancock international funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                           % of net assets
--------------------------------------------------------------------------------
International Classic Value Fund                                          0.00%*
--------------------------------------------------------------------------------


*     After expense reimbursement.

A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual or semiannual report to shareholders as follows:


Annual report dated December 31, 2006 International Classic Value Fund


                                                                    ------------

                                                                    Shareholders ----------------------|
                                                                                                       |
                                                                    ------------                       |
                                                                           |                           |
                                                                           |                           |
                  |---                               -------------------------------------------       |
                  |                                                                                    |
                  |                                         Financial services firms and               |
                  |                                            their representatives                   |
                  |                                                                                    |
                  |                          | ----- Advise current and prospective shareholders ------|
                  |                          |            on their fund investments, often             |
                  |    Distribution and      |              in the context of an overall               |
                  |  shareholder services    |                     financial plan.                     |
                  |                          |                                                         |
                  |                          |      -------------------------------------------        |
                  |                          |                                                         |
                  |      -------------------------------------------    -----------------------------------------------------
                  |
                  |                 Principal distributor                                Transfer agent
                  |
                  |                John Hancock Funds, LLC                   John Hancock Signature Services, Inc.
                  |
                  |       Markets the fund and distributes shares       Handles shareholder services, including recordkeeping
                  |      through selling brokers, financial planners        and statements, distribution of dividends and
                  |         and other financial representatives.                processing of buy and sell requests.
                  |
                  |---   -------------------------------------------    -----------------------------------------------------
                                              |                                                           |
                                              |-----------------------------------------------------------|
                                                                       |
  -------------------------------    -------------------------------   |-------------------------------------             ---|
                                                                       |                                                     |
            Subadviser                     Investment adviser          |           Custodian                                 |
                                                                       |                                                     |
 Pzena Investment Management, LLC      John Hancock Advisers, LLC      |       The Bank of New York                          |
       120 West 45th Street                601 Congress Street         |          One Wall Street                            |
       200 Bloor Street East              Boston, MA 02210-2805        |        New York, NY 10286                 Asset     |
      New York, NY 10036                                               |                                         management  |
                                                                       |                                                     |
 Provide portfolio management to                                       |   Holds the fund's assets, settles all              |
        certain funds.                 Manages the fund's business and |  portfolio trades and collects most of              |
                                            investment activities.     |      the valuation  data required for               |
                                                                       |       calculating the funds' NAV.                   |
                                                                       |                                                     |
-------------------------------------  ------------------------------- |  -------------------------------------           ---|
                                                                       |
                                                          |            |                  |
                                                            ------------------------------
                                                                       |
                                                            ------------------------------
                                                                       Trustees

                                                            Oversee the fund's activities.

                                                            ------------------------------

                                                                 FUND DETAILS 17

The subadviser Pzena Investment Management, LLC (PIM) subadvises International Classic Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer. PIM provides investment advisory services to individual and institutional investors and, as of December 31, 2006, had total assets under management of approximately $27.3 billion.





18 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock International Classic Value Fund, including a brief summary of their business careers over the past five years. The SAI for the fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage (other than the fund) and their ownership of fund shares, if any.

John P. Goetz
--------------------------------------------------------------------------------
Managing principal (since 1997) and co-chief investment officer (since 2005), Pzena
  Investment Management, LLC
Director of Research, Pzena Investment
  Management, LLC (1996-2005)
Joined subadviser in 1996
Began business career in 1979

A. Rama Krishna, CFA
--------------------------------------------------------------------------------
Managing principal and portfolio manager,
  Pzena Investment Management, LLC
Joined subadviser in 2003
Chief investment officer and other positions,
  Citigroup Asset Management (1998-2003)
Began business career in 1987

Michael D.Peterson
--------------------------------------------------------------------------------
Principal and portfolio manager (since 1998), director of research (since 2005), Pzena
  Investment Management, LLC
Joined subadviser in 1998
Began business career in 1992

                                                                 FUND DETAILS 19

International Classic Value Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES  PERIOD ENDED                                        12-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $  10.00
--------------------------------------------------------------------------------
Net investment income(2)                                                0.05
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                         1.08
--------------------------------------------------------------------------------
Total from investment operations                                        1.13
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income gain                                        (0.04)
--------------------------------------------------------------------------------
From net realized gain                                                 (0.06)
--------------------------------------------------------------------------------
                                                                       (0.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.03
--------------------------------------------------------------------------------
Total return(3,4) (%)                                                  11.25(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $     19
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                         1.52(6)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)                    2.67(6)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                0.60(6)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                    20(5)

CLASS B SHARES  PERIOD ENDED                                        12-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $  10.00
--------------------------------------------------------------------------------
Net investment loss(2)                                                 (0.01)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                         1.09
--------------------------------------------------------------------------------
Total from investment operations                                        1.08
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                             (0.03)
--------------------------------------------------------------------------------
From net realized gain                                                 (0.06)
--------------------------------------------------------------------------------
                                                                       (0.09)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.99
--------------------------------------------------------------------------------
Total return(3,4) (%)                                                  10.79(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      1
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                         2.22(6)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)                    3.37(6)
--------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                 (0.17)(6)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                    20(5)
--------------------------------------------------------------------------------


20 FUND DETAILS

CLASS C SHARES  PERIOD ENDED                                        12-31-06(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $  10.00
--------------------------------------------------------------------------------
Net investment loss(2)                                                 (0.02)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                         1.08
--------------------------------------------------------------------------------
Total from investment operations                                        1.06
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                             (0.03)
--------------------------------------------------------------------------------
From net realized gain                                                 (0.06)
--------------------------------------------------------------------------------
                                                                       (0.09)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.97
--------------------------------------------------------------------------------
Total return(3,4) (%)                                                  10.59(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      4
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                         2.22(6)
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)                    3.37(6)
--------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                 (0.28)(6)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                    20(5)
--------------------------------------------------------------------------------

(1)   Beginning of operations from 2-28-06 through 12-31-06.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the period shown.

(5)   Not annualized.

(6)   Annualized.

(7) Does not take into consideration expense reductions during the period shown.


                                                                FUND DETAILS  21

Appendix

--------------------------------------------------------------------------------
Historical Performance of Corresponding Pzena International Value Composite

The following table presents the past performance of the Pzena International Value Composite (the "Composite"), which consists of an account managed by Pzena Investment Management LLC (Pzena), which serves as the subadviser to John Hancock International Classic Value Fund (the "Fund"). The Composite is comprised of all fee paying accounts under discretionary management by Pzena that have investment objectives, policies and strategies substantially similar to those of the Fund. Pzena has prepared and presented the historical performance shown. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the account comprising the Composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Pzena in managing international portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. The Composite and the Index returns are calculated net of withholding taxes on dividends, interest and capital gains. Net returns for the Composite are additionally net of investment management fees. Fees and expenses of the Fund differ from and will be higher than those used to calculate the net performance of the Composite. Accordingly, use of the Fund's estimated expenses in the Composite would have lowered the Composite's performance results.

The historical performance of the Pzena International composite is not, and is not a substitute for, the performance of the Fund and is not necessarily indicative of the Fund's future results. You should not assume that the Fund will have the same future performance as the Composite. Future performance of the Fund may be greater or less than the performance of the Composite due to, among other things, differences in fees and expenses, asset size and cash flows. Because of the similarities between the Fund and the Composite, this information may help provide an indication of the Fund's risks. The Fund's actual performance may vary significantly from the past performance of the Composite. While the account comprising the Composite may incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not adversely impact the Fund's performance. Also, the account comprising the Composite is not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code or the Fund's fundamental investment restrictions. If these limitations, requirements and restrictions were applicable to the account in the Composite, they may have had an adverse affect on the performance results of the Composite.

Total returns (gross of fees):

Best quarter: Q4 '04, 14.07%
Worst quarter: Q2 '05, -1.71%

--------------------------------------------------------------------------------
Calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                             2004     2005     2006
                            ------------------------
Gross of fees               23.70%   16.92%   22.63%
Net of fees                 22.38%   15.79%   21.29%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                         Since
                                                            1 year   inception*
--------------------------------------------------------------------------------
PIV Composite -- Gross of fees                               22.63%      21.04%
--------------------------------------------------------------------------------
PIV Composite -- Net of fees                                 21.29%      19.79%
--------------------------------------------------------------------------------
MSCI EAFE(R) Index                                           26.34%      19.93%
--------------------------------------------------------------------------------

*     The Composite's inception date was January 1, 2004.

Index

MSCI EAFE(R) Index -- an unmanaged index of freely traded stocks of foreign companies.


22 FUND DETAILS

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock international funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)


The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291
By EASI-Line: 1-800-338-8080
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC                                       INTPN 5/07

--------------------------------------------------------------------------------

[JOHN HANCOCK(R) LOGO]
   the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

---------------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

---------------------------------------

[LOGO] John Hancock(R)
       --------------
        MUTUAL FUNDS



                                                                    John Hancock
                                                                    Equity Funds
--------------------------------------------------------------------------------
                                                           INSTITUTIONAL CLASS I
--------------------------------------------------------------------------------

                                                                   Balanced Fund
                                                              Classic Value Fund
                                                           Classic Value Fund II
                                                                Core Equity Fund
                                                           Large Cap Equity Fund
                                                           Large Cap Select Fund
                                                  Small Cap Intrinsic Value Fund
                                                        Sovereign Investors Fund
                                                 U.S. Global Leaders Growth Fund
--------------------------------------------------------------------------------
Prospectus
5.1.2007


--------------------------------------------------------------------------------
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

JOHN HANCOCK EQUITY FUNDS
--------------------------------------------------------------------------------

Balanced Fund                                                     4
Classic Value Fund                                                6
Classic Value Fund II                                             8
Core Equity Fund                                                 10
Large Cap Equity Fund                                            12
Large Cap Select Fund                                            14
Small Cap Intrinsic Value Fund                                   16
Sovereign Investors Fund                                         18
U.S. Global Leaders Growth Fund                                  20


YOUR ACCOUNT
--------------------------------------------------------------------------------
Who can buy shares                                               22
Opening an account                                               22
Buying shares                                                    24
Selling shares                                                   25
Transaction policies                                             27
Dividends and account policies                                   29
Additional investor services                                     29


FUND DETAILS
--------------------------------------------------------------------------------
Business structure                                               30
Management biographies                                           31
Financial highlights                                             32


APPENDIX
--------------------------------------------------------------------------------
Historical performance of corresponding
  John Hancock Classic Value Fund                                41
Historical performance of corresponding
  MFC Global (U.S.) Small Cap Opportunity Composite              43


FOR MORE INFORMATION                                             BACK COVER
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Equity Funds
These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds
Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.


The management firm
All John Hancock equity funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of December 31, 2006, managed approximately $40 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[graphic] Goal and strategy
The fund's particular investment goals and the strategies it intends to use in pursuing those goals

[graphic] Past performance
The fund's total return, measured year-by-year and over time

[graphic] Main risks
The major risk factors associated with the fund

[graphic] Your expenses
The overall costs borne by an investor in the fund, including sales charges and annual expenses

Balanced Fund

[graphic] GOAL AND STRATEGY
The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities. The fund normally invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities.

With regard to the fund's equity securities, the management team looks for companies that appear to be undervalued compared to their historical valuations relative to the market. The management team uses fundamental financial analysis and proprietary financial models to identify companies of any size that are selling at a discount as measured by ratios such as price-to-book, price-to-earnings and price-to-sales.

The management team then looks for a positive catalyst in a company's near-term outlook that they believe will accelerate earnings or improve the value of the company's assets. These positive catalysts may include, but are not limited to: new, improved or unique products or services; new or rapidly expanding markets for the company's products; new management; changes in the economic, financial, political or regulatory environment affecting the company; or a business strategy not recognized by the marketplace. The management team also considers an issuer's dividend-paying prospects and overall financial strength.

The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade, short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[graphic] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
Best quarter: Q2 '03, 9.92%
Worst quarter: Q1 '03, -0.71%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.


[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

2003     18.87%
2004      7.31%
2005     14.02%
2006     14.29%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                      Life of
                                                       1 year         Class I
--------------------------------------------------------------------------------
Class I before tax (began 3-1-02)                      14.29%          6.81%
--------------------------------------------------------------------------------
Class I after tax on distributions                     11.76%          5.46%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale           9.56%          5.11%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                            15.79%          6.67%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index            3.78%          5.11%
--------------------------------------------------------------------------------

[graphic] MAIN RISKS
The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_| Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.
|_|  Certain derivatives could produce disproportionate losses.
|_| In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
|_| Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.
|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

--------------------------------------------------------------------------------
[graphic] YOUR EXPENSES
Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.60%
--------------------------------------------------------------------------------
Other expenses                                                             0.20%
--------------------------------------------------------------------------------
Total fund operating expenses                                              0.80%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                    $82       $255       $444        $990


--------------------------------------------------------------------------------
SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Timothy E. Keefe, CFA
Joined fund team in 2004
Day-to-day purchase and sale decisions

Roger C. Hamilton
Joined fund team in 2003
Analysis of specific issuers

Jeffrey N. Given, CFA
Joined fund team in 2006
Analysis of specific issuers

Timothy M. Malloy
Joined fund team in 2006
Analysis of specific issuers

See page 37 for the management biographies.


FUND CODES

Class I      Ticker           SVBIX
             CUSIP            47803P807
             Newspaper        --
             SEC number       811-0560
             JH fund number   432

Classic Value Fund                     Fund is generally closed to new investors
                              (see "OPENING AN ACCOUNT" on page 28 for details).

[graphic] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor's 500 Index.

In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $6.1 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

|_| cheap on the basis of current price to estimated normal level of earnings |_| current earnings below normal levels
|_|  a sound plan to restore earnings to normal
|_|  a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade, short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[graphic] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Past performance before and after taxes does not indicate future results.

Class I, total returns
Best quarter: Q2 '03, 20.72%
Worst quarter: Q1 '03, -5.57%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.


[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

2003     36.81%
2004     14.77%
2005      9.28%
2006     17.01%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                      Life of
                                                       1 year         Class I
--------------------------------------------------------------------------------
Class I before tax (began 11-11-02)                    17.01%          20.27%
--------------------------------------------------------------------------------
Class I after tax on distributions                     15.97%          19.62%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale          11.66%          17.55%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*                           15.79%          14.41%
--------------------------------------------------------------------------------
Russell 1000 Value Index*                              22.24%          18.85%
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the fund also compared its performance to the Standard & Poor's 500 Index. After this date, the fund changed the indexes to which it compares its performance to a single index, the Russell 1000 Value Index, which better represents the fund and its investment universe versus the Standard & Poor's 500 Index.

[graphic] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.



To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_| In a down market, higher-risk securities could become harder to value or to sell at a fair price.
|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

--------------------------------------------------------------------------------
[graphic] YOUR EXPENSES
Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.83%
--------------------------------------------------------------------------------
Other expenses                                                             0.11%
--------------------------------------------------------------------------------
Total fund operating expenses                                              0.94%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 0.05%
--------------------------------------------------------------------------------
Net annual operating expenses                                              0.89%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.



--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                    $91       $295       $515      $1,150


--------------------------------------------------------------------------------
SUBADVISER
Pzena Investment Management, LLC
Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS
Richard S. Pzena
Managed fund since it began in 1996

John P. Goetz
Managed fund since it began in 1996

Antonio DeSpirito III
Joined fund team in 2006

Managers share investment strategy and decisions


See page 37 for the management biographies.


FUND CODES

Class I      Ticker           JCVIX
             CUSIP            409902756
             Newspaper        --
             SEC number       811-1677
             JH fund number   438

Classic Value Fund II

[graphic] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor's 500 Index.

In choosing domestic securities, the subadviser screens a dynamic universe of the 400 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $8.5 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of long-term earnings power.

The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

|_| cheap on the basis of current price to estimated normal level of earnings |_| current earnings below normal levels
|_|  a sound plan to restore earnings to normal
|_|  a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade, short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[graphic] PAST PERFORMANCE
This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has existed for less than a full calendar year, there is no past performance to report.

[graphic] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money. To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_| In a down market, higher-risk securities could become harder to value or to sell at a fair price.
|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

--------------------------------------------------------------------------------
[graphic] YOUR EXPENSES
Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly. The figures below show estimated annual operating expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.80%
--------------------------------------------------------------------------------
Other expenses                                                             1.08%
--------------------------------------------------------------------------------
Total fund operating expenses                                              1.88%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 0.94%
--------------------------------------------------------------------------------
Net annual operating expenses                                              0.94%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.



--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                    $96       $499       $929      $2,124

--------------------------------------------------------------------------------
SUBADVISER
Pzena Investment Management, LLC
Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS
Richard S. Pzena
Managed fund since inception

John P. Goetz
Managed fund since inception

Antonio DeSpirito III
Managed fund since inception

Managers share investment strategy and decisions

See page 37 for the management biographies.

FUND CODES

Class I      Ticker           JHNIX
             CUSIP            409902392
             Newspaper        --
             SEC number       811-1677
             JH fund number   435

Core Equity Fund

[graphic] GOAL AND STRATEGY

The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities (including common and preferred stocks, ADRs and their equivalents) which are primarily large-capitalization stocks.


The managers select from a menu of stocks of approximately 1,000 companies that capture the characteristics of the broad market. In managing the portfolio, the portfolio managers seek to invest in stocks that are believed to have improving fundamentals and attractive valuations. The subadviser's investment research team performs fundamental research, develops financial projections and monitors consensus-based fundamental financial data. This information is utilized in a sector-based, multi-factor series of valuation models. These proprietary models use this financial data to rank the stocks according to their combination of:

|_|  value, meaning they appear to be underpriced
|_|  improving fundamentals, meaning they show potential for strong growth

The portfolio managers construct and manage the portfolio using the ranked list. This process results in a portfolio of approximately 75 to 160 stocks. The fund generally sells stocks that fall into the bottom 20% of the ranked list.

In normal circumstances, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade, short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[graphic] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
Best quarter: Q2 '03, 11.69%
Worst quarter: Q1 '03, -3.39%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 1000 Index, an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

2003     24.38%
2004      9.39%
2005      8.19%
2006     13.93%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                      Life of
                                                       1 year         Class I
--------------------------------------------------------------------------------
Class I before tax (began 3-1-02)                      13.93%          5.96%
--------------------------------------------------------------------------------
Class I after tax on distributions                     13.93%          5.96%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale           9.05%          5.15%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*                           15.79%          6.67%
--------------------------------------------------------------------------------
Russell 1000 Index*                                    15.46%          7.79%+
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the fund compared its performance to the Standard & Poor's 500 Index. The fund changed the index to which it compares its performance to the Russell 1000 Index which will allow for a broader investment universe.

+    Return as of closest month end to inception date.

[graphic] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's research analyses turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_|  Certain derivatives could produce disproportionate losses.
|_| In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
|_| Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information, and social or political instability.

--------------------------------------------------------------------------------
[graphic] YOUR EXPENSES
Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.75%
--------------------------------------------------------------------------------
Other expenses                                                             0.14%
--------------------------------------------------------------------------------
Total fund operating expenses                                              0.89%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                    $91       $284       $493      $1,096


--------------------------------------------------------------------------------
SUBADVISER

Independence Investments LLC

Responsible for day-to-day investment management
A subsidiary of Convergent Capital Management LLC
Founded in 1982
Supervised by the adviser


PORTFOLIO MANAGERS
John C. Forelli, CFA
Joined fund team in 2004

Jay C. Leu, CFA
Joined fund team in 2004

Managers share investment strategy and decisions


See page 37 for the management biographies.



FUND CODES

Class I      Ticker           JHCIX
             CUSIP            409902848
             Newspaper        --
             SEC number       811-1677
             JH fund number   423

Large Cap Equity Fund


[graphic] GOAL AND STRATEGY
The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $1.41 billion to $446.9 billion as of December 31, 2006). Equity securities include common and preferred stocks and their equivalents.


In managing the portfolio, the managers look for companies that are undervalued and/or offer the potential for above-average earnings growth. The managers employ a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value.

These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

The fund may invest up to 20% of its assets in bonds of any maturity, with up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents. In selecting bonds, the managers look for the most favorable risk/return ratios.

The fund may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade, short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[graphic] PAST PERFORMANCE
The graph shows the fund's calendar year total returns, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
Best quarter: Q2 '03, 12.52%
Worst quarter: Q2 '02, -19.74%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.


[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

2002     -37.55%
2003      24.85%
2004       4.68%
2005      16.75%
2006      20.78%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                        Life of
                                              1 year       5 year       Class I
--------------------------------------------------------------------------------
Class I before tax (began 3-1-01)             20.78%       2.85%        1.44%
--------------------------------------------------------------------------------
Class I after tax on distributions            20.78%       2.78%        1.11%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale 13.50%       2.40%        1.05%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                   15.79%       6.19%        4.08%
--------------------------------------------------------------------------------

[graphic] MAIN RISKS
The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

|_|  Certain derivatives could produce disproportionate losses.
|_| In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.
|_| Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[graphic] YOUR EXPENSES
Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                            0.625%
--------------------------------------------------------------------------------
Other expenses                                                            0.145%
--------------------------------------------------------------------------------
Total fund operating expenses                                              0.77%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                    $79       $246       $428      $954


--------------------------------------------------------------------------------
SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS
Timothy E. Keefe, CFA
Rejoined fund team in 2004
Day-to-day purchase and sale decisions

Roger C. Hamilton
Joined fund team in 2004
Analysis of specific issuers

Timothy M. Malloy
Joined fund team in 2006
Analysis of specific issuers


See page 37 for the management biographies.


FUND CODES

Class I      Ticker           JLVIX
             CUSIP            41013P608
             Newspaper        --
             SEC number       811-0560
             JH fund number   450

Large Cap Select Fund

[graphic] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies with market capitalizations in excess of $5 billion). The fund invests primarily in U.S.-based companies whose growth, cash flow, earnings and dividend attributes are attractive and whose securities are reasonably priced and have the potential for capital appreciation, in the opinion of the management team.

In managing the portfolio, the management team looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company's growth and earnings, the management team considers, among other things, the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share.

In attempting to determine reasonable price levels for a company's securities, the management team utilizes a variety of measurement methods, including discounted cash flow analysis of expected earnings streams and an evaluation of the company's price-to-earnings ratio.

Under normal market conditions, the fund invests substantially all of its assets in equity securities (common and preferred stocks and their equivalents).

In abnormal conditions, the fund may invest extensively in investment-grade, short-term securities. In these and other cases, the fund may not achieve its goal.

--------------------------------------------------------------------------------
[graphic] PAST PERFORMANCE
The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class I, total returns
Best quarter: Q4 '06, 6.70%
Worst quarter: Q3 '04, -4.34%


After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.


[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

2004      5.54%
2005     -1.98%
2006     14.87%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                      Life of
                                                       1 year         Class I
--------------------------------------------------------------------------------
Class I before tax (began 8-25-03)                     14.87%          8.32%
--------------------------------------------------------------------------------
Class I after tax on distributions                     13.68%          7.65%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale          10.49%          6.96%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                            15.79%          13.24%
--------------------------------------------------------------------------------

[graphic] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the management team's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.


--------------------------------------------------------------------------------
[graphic] YOUR EXPENSES
Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.75%
--------------------------------------------------------------------------------
Other expenses                                                             0.33%
--------------------------------------------------------------------------------
Total fund operating expenses                                              1.08%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 0.13%
--------------------------------------------------------------------------------
Net fund operating expenses                                                0.95%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.



--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                    $97       $331       $583      $1,306


--------------------------------------------------------------------------------
SUBADVISER
Shay Assets Management, Inc.

Responsible for day-to-day investment management
Founded in 1981
Supervised by the adviser

PORTFOLIO MANAGERS
John J. McCabe
Managed fund since 1991

Mark F. Trautman
Managed fund since 1993

Managers share investment strategy and decisions


See page 37 for the management biographies.

FUND CODES

Class I      Ticker           JHLIX
             CUSIP            409902715
             Newspaper        --
             SEC number       811-1677
             JH fund number   449

Small Cap Intrinsic Value Fund

[graphic] GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $68 million to $3.1 billion as of December 31,
2006). Equity securities include common and preferred stocks and their equivalents.


In managing the portfolio, the management team emphasizes a value-oriented, bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

The fund may invest up to 35% of assets in foreign securities. The fund may invest up to 20% of assets in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade, short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[graphic] PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
Best quarter: Q4 '06, 14.89%
Worst quarter: Q3 '06, -1.60%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Russell 2000 Index, offers investors access to the small-cap segment of the U.S. equity universe. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2,000 securities in the Russell 3000.

[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

2006     29.55%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                      Life of
                                                       1 year         Class I
--------------------------------------------------------------------------------
Class I before tax (began 2-15-05)                     29.55%          25.72%
--------------------------------------------------------------------------------
Class I after tax on distributions                     28.61%          23.46%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale          19.25%          20.72%
--------------------------------------------------------------------------------
Russell 2000 Index                                     18.37%          13.54%
--------------------------------------------------------------------------------

[graphic] MAIN RISKS
The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investment that focus on medium- or large-capitalization stocks. Similarly, value stocks could underperform growth stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more established companies, it may be difficult for the fund to sell its securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_|  Certain derivatives could produce disproportionate losses.
|_| In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.
|_| Any bonds held by the fund could be downgraded in credit quality or go into default. Bond prices generally fall when interest rates rise and longer-maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[graphic] YOUR EXPENSES
Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses(1)
--------------------------------------------------------------------------------

Management fee                                                             0.90%
--------------------------------------------------------------------------------
Other expenses                                                             0.88%
--------------------------------------------------------------------------------
Total fund operating expenses                                              1.78%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 0.58%
--------------------------------------------------------------------------------
Net annual operating expenses                                              1.20%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.



--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                   $122       $504       $910      $2,047

(1) Expense information in this table has been restated to reflect current fees.


--------------------------------------------------------------------------------
SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)

Responsible for day-to-day investment management A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser


PORTFOLIO MANAGERS
Timothy E. Keefe, CFA
Managed fund since it began in 2005

Timothy M. Malloy
Managed fund since it began in 2005

Managers share investment strategy and decisions


See page 37 for the management biographies.

FUND CODES

Class I      Ticker           JHIIX
             CUSIP            41013P814
             Newspaper        --
             SEC number       811-0560
             JH fund number   464

Sovereign Investors Fund

[graphic] GOAL AND STRATEGY

The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On December 31, 2006, that range was $1.41 billion to $446.9 billion.


At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade, short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[graphic] PAST PERFORMANCE
The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
Best quarter: Q4 '04, 6.70%
Worst quarter: Q3 '04, -2.25%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.


[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

2004      5.73%
2005      2.76%
2006     15.21%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                      Life of
                                                       1 year         Class I
--------------------------------------------------------------------------------
Class I before tax (began 12-1-03)                     15.21%           8.86%
--------------------------------------------------------------------------------
Class I after tax on distributions                     12.90%           7.44%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale          12.11%           7.24%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                            15.79%          11.58%
--------------------------------------------------------------------------------

[graphic] MAIN RISKS
The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_|  Certain derivatives could produce disproportionate losses.
|_| In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
|_| Foreign investments carry additional risks, including inadequate or inaccurate financial information, and social or political instability.
|_| Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[graphic] YOUR EXPENSES
Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.59%
--------------------------------------------------------------------------------
Other expenses                                                             0.12%
--------------------------------------------------------------------------------
Total fund operating expenses                                              0.71%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                    $73       $227       $395      $883


--------------------------------------------------------------------------------
SUBADVISER

Sovereign Asset Management LLC a division of MFC Global Investment Management (U.S.), LLC


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS
John F. Snyder III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Managers share investment strategy and decisions

See page 37 for the management biographies.


FUND CODES

Class I      Ticker           SOIIX
             CUSIP            47803P880
             Newspaper        --
             SEC number       811-0560
             JH fund number   429

U.S. Global Leaders Growth Fund

[graphic] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

|_| Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.
|_| Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.


As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $1.41 billion to $446.9 billion as of December 31, 2006).


The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[graphic] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class I, total returns
Best quarter: Q2 '03, 10.20%
Worst quarter: Q2 '06, -7.12%


After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 1000 Growth Index, an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

2003     19.77%
2004      8.94%
2005      2.64%
2006      1.88%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                      Life of
                                                       1 year         Class I
--------------------------------------------------------------------------------
Class I before tax (began 5-20-02)                      1.88%          2.92%
--------------------------------------------------------------------------------
Class I after tax on distributions                      1.88%          2.86%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale           1.22%          2.47%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*                           15.79%          7.76%
--------------------------------------------------------------------------------
Russell 1000 Growth Index*                              9.07%          5.18%
--------------------------------------------------------------------------------

* As of December 29, 2006, the fund is adding the Russell 1000 Growth Index, another benchmark that the fund is being measured against on both the consultant and institutional side.

[graphic] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_| If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.
|_| In a down market, higher-risk securities could become harder to value or to sell at a fair price.
|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

--------------------------------------------------------------------------------
[graphic] YOUR EXPENSES
Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.75%
--------------------------------------------------------------------------------
Other expenses                                                             0.12%
--------------------------------------------------------------------------------
Total fund operating expenses                                              0.87%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 0.03%
--------------------------------------------------------------------------------
Net annual operating expenses                                              0.84%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.



--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                    $86       $275       $479      $1,070


--------------------------------------------------------------------------------
SUBADVISER
Sustainable Growth Advisers, LP
Responsible for day-to-day investment management
Founded in 2003
Supervised by the adviser

PORTFOLIO MANAGERS
Gordon M. Marchand, CFA, CIC
Managed fund since 1995

George P. Fraise
Joined fund team in 2000

Robert L. Rohn
Joined fund team in 2003

Managers share investment strategy and decisions

See page 37 for the management biographies.


FUND CODES

Class I      Ticker           USLIX
             CUSIP            409902798
             Newspaper        --
             SEC number       811-1677
             JH fund number   426

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares -- see OPENING AN ACCOUNT:

     |_|  Retirement and other benefit plans
     |_|  Endowment funds and foundations
     |_| Any state, county or city, or its instrumentality, department, authority or agency
     |_| Accounts registered to insurance companies, trust companies and bank trust departments
     |_| Investment companies both affiliated and not affiliated with the adviser
     |_| Investors who participate in fee-based, wrap and other investment platform programs
     |_|  Any entity that is considered a corporation for tax purposes
     |_| Fund trustees and other individuals who are affiliated with these funds or other John Hancock funds


--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2    Determine if you are eligible, by referring to "Who can buy shares."


3 Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund's sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party.

     The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum levels for subsequent purchases to existing accounts.

     John Hancock Classic Value Fund
     Effective the close of business on December 13, 2006, the John Hancock Classic Value Fund (the Fund) was closed to new investors, except as provided below. Shareholders holding accounts in the Fund as of the close of business on December 13, 2006 may continue to purchase additional shares in the Fund into those accounts after that date. Investors who did not maintain an account in the Fund as of the close of business on December 13, 2006, generally will not be permitted to establish an account in the Fund except that new Fund accounts may be established by:

     |_| participants in most group employer retirement plans (and their successor plans) if the Fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by September 15, 2006;
     |_| participants in certain 529 plans that have a signed agreement with John Hancock Funds and offer the Fund as a plan option prior to September 15, 2006 (or were in the process of being established prior to September 15, 2006);
     |_| individuals or institutions that invest in certain fee-based investment products or mutual fund wrap programs where the Fund has been on a recommended list or in an asset allocation model since, on or before November 30, 2006, through a broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds but only for such period as the Fund remains on such list or model; and
     |_|  employees of Pzena Investment Management.


4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-888-972-8696.

5    Make your initial investment using the table on the next page.

     Important information about opening a new account
     To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT
     Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

     For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

     For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.


Additional payments to financial intermediaries
Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

|_| directly, by the payment of sales commissions, if any and |_| indirectly, as a result of the fund paying Rule 12b-1 fees

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation,


22 YOUR ACCOUNT
which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


                                                                 YOUR ACCOUNT 23

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                   Opening an account                                           Adding to an account
----------------------------------------------------------------------------------------------------------------------------------
By check
[graphic]          [_]  Make out a check for the investment                     [_]  Make out a check for the investment
                        amount, payable to "John Hancock                             amount payable to "John Hancock
                        Signature Services, Inc."                                    Signature Services, Inc."
                                                                                [_]  If your account statement has a
                   [_]  Deliver the check and your                                   detachable investment slip, please
                        completed application to your                                complete in its entirety. If no
                        financial representative, or mail                            slip is available, include a note
                        them to Signature Services (address                          specifying the fund name(s), your
                        below).                                                      share class, your account number
                                                                                     and the name(s) in which the
                                                                                     account is registered.
                                                                                [_]  Deliver the check and investment
                                                                                     slip or note to your financial
                                                                                     representative, or mail them to
                                                                                     Signature Services (address below).
----------------------------------------------------------------------------------------------------------------------------------
By exchange
----------------------------------------------------------------------------------------------------------------------------------
[graphic]          [_]  Call your financial representative                      [_]  Call your financial representative
                        or Signature Services to request an                          or Signature Services to request an
                        exchange.                                                    exchange.
                   [_]  You may only exchange Class I shares                    [_]  You may only exchange Class I
                        for other Class I shares or Money                            shares for other Class I shares or
                        Market Fund Class A shares.                                  Money Market Fund Class A shares.
----------------------------------------------------------------------------------------------------------------------------------
By wire
----------------------------------------------------------------------------------------------------------------------------------

[graphic]          [_]  Deliver your completed application                      [_]  Obtain wiring instructions by
                        to your financial representative or                          calling Signature Services.
                        mail it to Signature Services.                          [_]  Instruct your bank to wire the
                   [_]  Obtain your account number by                                amount of your investment.
                        calling your financial
                        representative or Signature                             Specify the fund name, the share class,
                        Services.                                               the new account number and the name(s)
                   [_]  Obtain wiring instructions by                           in which the account is registered. Your
                        calling Signature Services.                             bank may charge a fee to wire funds.


                   Specify the fund name, the share class,
                   the new account number and the name(s)
                   in which the account is registered. Your
                   bank may charge a fee to wire funds.
----------------------------------------------------------------------------------------------------------------------------------
By phone
----------------------------------------------------------------------------------------------------------------------------------
[graphic]          See "By exchange" and "By wire."                             [_]  Verify that your bank or credit
                                                                                     union is a member of the Automated
                                                                                     Clearing House (ACH) system.
                                                                                [_]  Complete the "To Purchase, Exchange
                                                                                     or Redeem Shares via Telephone" and
                                                                                     "Bank Information" sections on your
                                                                                     account application.
                                                                                [_]  Call Signature Services between
                                                                                     8:30 A.M. and 5:00 P.M., Eastern
                                                                                     Time on most business days to
                                                                                     verify that these features are in
                                                                                     place on your account.
                                                                                [_]  Call your financial representative
                                                                                     or Signature Services with the fund
                                                                                     name(s), your share class, your
                                                                                     account number, the name(s) in
                                                                                     which the account is registered and
                                                                                     the amount of your investment.

-----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
-----------------------------------------------

24 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                                To sell some or all of your shares
----------------------------------------------------------------------------------------------------------------------------------
By letter
----------------------------------------------------------------------------------------------------------------------------------
[graphic]          [_]  Sales of any amount.                                    [_]  Write a letter of instruction
                                                                                     indicating the fund name, your
                                                                                     account number, your share class,
                                                                                     the name(s) in which the account is
                                                                                     registered and the dollar value or
                                                                                     number of shares you wish to sell.
                                                                                [_]  Include all signatures and any
                                                                                     additional documents that may be
                                                                                     required (see next page).
                                                                                [_]  Mail the materials to Signature
                                                                                     Services.
                                                                                [_]  A check or wire will be sent
                                                                                     according to your letter of
                                                                                     instruction.
                                                                                [_]  Certain requests will require a
                                                                                     Medallion signature guarantee.
                                                                                     Please refer to "Selling shares in
                                                                                     writing" on the next page.
----------------------------------------------------------------------------------------------------------------------------------
By phone
----------------------------------------------------------------------------------------------------------------------------------
[graphic]          Amounts up to $100,000:
                   [_]  Most accounts.                                          [_]  Redemption proceeds of up to
                                                                                     $100,000 may be sent by wire or by
                                                                                     check. A check will be mailed to
                                                                                     the exact name(s) and address on
                                                                                     the account.
                                                                                [_]  To place your request with a
                                                                                     representative at John Hancock
                                                                                     Funds, call Signature Services
                                                                                     between 8:30 A.M. and 5:00 P.M.,
                                                                                     Eastern Time on most business days
                                                                                     or your financial representative.

                   Amounts up to $5 million:
                   [_]  Available to the following types of                     [_]  Redemption proceeds exceeding
                        accounts: custodial accounts held                            $100,000 must be wired to your
                        by banks, trust companies or                                 designated bank account.
                        broker-dealers; endowments and                          [_]  Redemption proceeds exceeding
                        foundations; corporate accounts;                             $100,000 and sent by check will
                        group retirement plans; and pension                          require a letter of instruction
                        accounts (excluding IRAs, 403(b)                             with a Medallion signature
                        plans and all John Hancock                                   guarantee. Please refer to "Selling
                        custodial retirement accounts).                              shares in writing" on the next
                                                                                     page.
----------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer ("EFT")
----------------------------------------------------------------------------------------------------------------------------------
[graphic]          [_]  Requests by letter to sell any                          [_]  To verify that the telephone
                        amount.                                                      redemption privilege is in place on
                   [_]  Qualified requests by phone to sell                          an account or to request the forms
                        up to $5 million (accounts with                              to add it to an existing account
                        telephone redemption privileges).                            call Signature Services.
                                                                                [_]  Amounts of $5 million or more will
                                                                                     be wired on the next business day.
                                                                                [_]  Amounts up to $100,000 may be sent
                                                                                     by EFT or by check. Funds from EFT
                                                                                     transactions are generally
                                                                                     available by the second business
                                                                                     day. Your bank may charge a fee for
                                                                                     this service.
----------------------------------------------------------------------------------------------------------------------------------
By exchange
----------------------------------------------------------------------------------------------------------------------------------
[graphic]    [_]  Sales of any amount.                                          [_]  Obtain a current prospectus for the
                                                                                     fund into which you are exchanging
                                                                                     by calling your financial
                                                                                     representative or Signature
                                                                                     Services.
                                                                                [_]  You may only exchange Class I
                                                                                     shares for other Class I shares or
                                                                                     Money Market Fund Class A shares.
                                                                                [_]  Call your financial representative
                                                                                     or Signature Services to request an
                                                                                     exchange.

                                                                 YOUR ACCOUNT 25

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

|_|  your address of record has changed within the past 30 days;
|_| you are selling more than $100,000 worth of shares and are requesting payment by check;
|_| you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts);
|_| you are requesting payment other than by a check/wire mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most banks, brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

----------------------------------------------------------------------------------------------------------------------------------
Seller                                                                          Requirements for written requests         [GRAPHIC]
----------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial                    |_|  Letter of instruction.
accounts for minors).                                                           |_|  On the letter, the signatures of all
                                                                                     persons authorized to sign for the
                                                                                     account, exactly as the account is
                                                                                     registered.
                                                                                |_|  Medallion signature guarantee if
                                                                                     applicable (see above).
----------------------------------------------------------------------------------------------------------------------------------

Owners of corporate, sole proprietorship, general partner or                    |_|  Letter of instruction.
association accounts.                                                           |_|  Corporate business/organization
                                                                                     resolution certified within the past 12
                                                                                     months or a John Hancock Funds
                                                                                     business/organization certification
                                                                                     form.
                                                                                |_|  On the letter and the resolution, the
                                                                                     signature of the person(s) authorized to
                                                                                     sign for the account.
                                                                                |_|  Medallion signature guarantee if
                                                                                     applicable (see above).
----------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of retirement plan, pension trust and                        |_|  Letter of instruction.
trust accounts.                                                                 |_|  On the letter, the signature(s) of the
                                                                                     trustee(s).
                                                                                |_|  Copy of the trust document certified
                                                                                     within the past 12 months or a John
                                                                                     Hancock Funds trust certification form.
                                                                                |_|  Medallion signature guarantee if
                                                                                     applicable (see above).
----------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with a                   |_|  Letter of instruction signed by
deceased co-tenant(s).                                                               surviving tenant.
                                                                                |_|  Copy of death certificate.
                                                                                |_|  Medallion signature guarantee if
                                                                                     applicable (see above).
                                                                                |_|  Inheritance tax waiver (if applicable).
----------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                               |_|  Letter of instruction signed by
                                                                                     executor.
                                                                                |_|  Copy of order appointing executor,
                                                                                     certified within the past 12 months.
                                                                                |_|  Medallion signature guarantee if
                                                                                     applicable (see above).
                                                                                |_|  Inheritance tax waiver (if applicable).
----------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or                    |_|  Call 1-888-972-8696 for instructions.
account types not listed above.
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
-----------------------------------------------

26 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES
Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices, quotations and some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares.

A fund may change or cancel its exchange policies at any time upon 60 days' written notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 27

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of a fund's portfolio and may result in a fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a fund's operating costs and decrease a fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

|_| A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
|_| A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
|_| A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

28 YOUR ACCOUNT

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

|_| after every transaction (except a dividend reinvestment) that affects your account balance;
|_|  after any changes of name or address of the registered owner(s);
|_|  in all other circumstances, at least quarterly.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Balanced Fund and Sovereign Investors Fund typically pay income dividends quarterly. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES
Fund securities The funds' portfolio securities disclosure policy can be found in each fund's SAI and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

                                                                 YOUR ACCOUNT 29

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Each fund's board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees of Balanced, Classic Value, Classic Value II, Large Cap Equity, Large Cap Select, Small Cap Intrinsic Value and U.S. Global Leaders Growth Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Core Equity, Large Cap Equity, Large Cap Select, Small Cap Intrinsic Value and U.S. Global Leaders Growth Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% policy.

Classic Value II and Core Equity Funds rely on an order from the SEC permitting the Adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by the shareholders. The funds, therefore, are able to change subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the fund (other than by reason of serving as subadviser to the portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


The investment adviser John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805.


Management fees The management fees paid to the investment adviser by the funds last fiscal year are as follows:



--------------------------------------------------------------------------------
Fund                                                         % of net assets
--------------------------------------------------------------------------------
Balanced                                                                0.60%
--------------------------------------------------------------------------------
Classic Value                                                           0.83
--------------------------------------------------------------------------------
Classic Value II                                                        0.00*
--------------------------------------------------------------------------------
Core Equity                                                             0.75
--------------------------------------------------------------------------------
Large Cap Equity                                                        0.625
--------------------------------------------------------------------------------
Large Cap Select                                                        0.62*
--------------------------------------------------------------------------------
Small Cap Intrinsic Value                                               0.32*
--------------------------------------------------------------------------------
Sovereign Investors                                                     0.59
--------------------------------------------------------------------------------
U.S. Global Leaders Growth                                              0.72*
--------------------------------------------------------------------------------

*After expense reimbursement.


A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual or semiannual report to shareholders, as follows:


Annual report dated December 31, 2006 Balanced Fund, Classic Value Fund, Classic Value Fund II, Core Equity Fund, Large Cap Equity Fund, Large Cap Select Fund, Small Cap Intrinsic Value Fund, Sovereign Investors Fund, U.S. Global Leaders Growth Fund

Subadvisers Independence Investments LLC (Independence), 53 State Street, Boston, MA 02109, subadvises Core Equity Fund. Founded in 1982, Independence is a subsidiary of Convergent Capital Management LLC, a wholly owned subsidiary of City National Corporation and managed approximately $8 billion in assets as of December 31, 2006.

Pzena Investment Management, LLC (PIM), 120 West 45th Street, New York, NY 10036, subadvises Classic Value Fund and Classic Value Fund II and was investment adviser to Classic Value's predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer. PIM provides investment advisory services to individual and institutional investors and, as of December 31, 2006, had total assets under management of approximately $27.3 billion.

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)), 101 Huntington Avenue, Boston, MA 02199, subadvises Balanced, Large Cap Equity, Small Cap Intrinsic Value and Sovereign Investors Funds. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2006, had total assets under management of approximately $26 billion.

Shay Assets Management, Inc. (SAM), 230 West Monroe Street, Chicago, IL 60606, subadvises Large Cap Select Fund. SAM was founded in 1981 and is controlled by Rodger D. Shay, Chairman. SAM managed approximately $3.5 billion in assets as of December 31, 2006, and was the investment adviser to the fund's predecessor, M.S.B. Fund, Inc.

Sustainable Growth Advisers, LP (SGA), 3 Stamford Plaza, 301 Tresser Blvd., Suite 1310, Stamford, CT 06901, subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn each own 24% of SGA. Total assets under management by SGA principals as of December 31, 2006 were approximately $3.5 billion.


30 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES
Below is an alphabetical list of the portfolio managers for the John Hancock equity funds, including a brief summary of their business careers over the past five years. The SAI for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage (other than the fund) and their ownership of fund shares, if any.

Antonio DeSpirito III
------------------------------------
Principal and portfolio manager, Pzena
  Investment  Management,  LLC (since 1996)
Joined subadviser in 1996
Began business career in 1993


Barry H. Evans, CFA
------------------------------------
President, chief fixed income officer and chief operating officer, MFC Global Investment
  Management (U.S.), LLC
Joined subadviser in 2005
Senior vice president, chief fixed income officer and chief operating officer, John Hancock
  Advisers, LLC (1986-2005)
Began business career in 1986

John C. Forelli, CFA
------------------------------------
Senior vice president,
  Independence Investment LLC
Joined subadviser in 1990
Began business career in 1984


George P. Fraise
------------------------------------
Principal, Sustainable Growth Advisers, LP
  (since 2003)
Executive vice president, Yeager, Wood &
  Marshall, Inc. (2000-2003)
Began business career in 1987




Jeffrey N. Given, CFA
------------------------------------
Vice president,  MFC Global Investment
  Management (U.S.), LLC
Joined subadviser in 2005
Second vice president,  John Hancock
  Advisers,  LLC  (1998-2005)
Began business career in 1993


John P. Goetz
------------------------------------
Managing principal (since 1997) and co-chief investment officer (since 2005), Pzena
  Investment Management, LLC
Director of research, Pzena Investment
  Management, LLC (1996-2005)
Joined subadviser in 1996
Began business career in 1979


Roger C. Hamilton
------------------------------------
Vice president, MFC Global Investment
  Management (U.S.), LLC
Joined subadviser in 2005
Vice president and portfolio manager, John
  Hancock Advisers, LLC (2003-2005)
Analyst, John Hancock Advisers, LLC
  (1994-2003)
Began business career in 1980

Timothy E. Keefe, CFA
------------------------------------
Executive vice president and chief equity officer, MFC Global Investment
  Management (U.S.), LLC
Joined subadviser in 2005
Senior vice president and chief equity officer,
  John Hancock Advisers, LLC (2004-2005)
Partner and portfolio manager, Thomas
  Weisel Partners (2000-2004)
Began business career in 1987


Jay C. Leu, CFA
------------------------------------
Principal and senior vice president,
  Independence Investment LLC
Joined subadviser in 1997
Began business career in 1987


Timothy M. Malloy
------------------------------------
Vice president, MFC Global Investment
  Management (U.S.), LLC
Joined subadviser in 2005
Second vice president, John Hancock
  Advisers, LLC (2004-2005)
Investment analyst, Thomas Weisel
  Partners (2000-2004)
Began business career in 1993


Gordon M. Marchand, CFA, CIC
------------------------------------
Principal, Sustainable Growth Advisers, LP
  (since 2003)
Chief financial and operating officer of
  Yeager, Wood & Marshall, Inc. (1984-2003)
Began business career in 1977

John J. McCabe
------------------------------------
Senior vice president, Shay Assets
  Management, Inc.
Joined subadviser in 1995
Began business career in 1965



Richard S. Pzena
------------------------------------
Founder, managing principal and chief
  executive officer (since 1995) and co-chief investment officer (since 2005), Pzena
  Investment Management, LLC
Began business career in 1980

Robert L. Rohn
------------------------------------
Principal, Sustainable Growth Advisers, LP
  (since 2003)
Chairman and chief executive officer,
  W.P. Stewart, Inc. (1991-2003)
Began business career in 1983

John F. Snyder III
------------------------------------
Executive vice president, MFC Global
  Investment Management (U.S.), LLC
Joined subadviser in 1983
Executive vice president, John Hancock
  Advisers, LLC (1991-2005)
Began business career in 1971

Mark F. Trautman
------------------------------------
Vice president, Shay Assets
  Management, Inc.
Joined subadviser in 1995
Began business career in 1986

                                                                 FUND DETAILS 31

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures for the years ended 12-31-03, 12-31-04 and 12-31-05 were audited by Deloitte & Touche LLP and for the year ended 12-31-06 were audited by PricewaterhouseCoopers LLP.



CLASS I SHARES PERIOD ENDED                                    12-31-02(1),(4)  12-31-03(1)  12-31-04(1)  12-31-05(1)  12-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.93          $9.61       $11.15       $11.67       $12.61
------------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                           0.21           0.23         0.25         0.19         0.24
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (2.26)          1.56         0.55         1.43         1.54
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (2.05)          1.79         0.80         1.62         1.78
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                        (0.27)         (0.25)       (0.28)       (0.23)       (0.26)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                               --             --           --        (0.45)       (0.73)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  (0.27)         (0.25)       (0.28)       (0.68)       (0.99)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $9.61         $11.15       $11.67       $12.61       $13.40
------------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                              (17.29)(5)      18.87         7.31        14.02        14.29
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $7             $7           $6           $7           $4
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                        1.15(6)        0.89         0.83         0.84         0.80
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)           2.59(6)        2.22         2.25         1.63         1.81
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               86(5)          60           56           88           60
------------------------------------------------------------------------------------------------------------------------------------

(1)  Audited by previous auditor.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Class I shares began operations on 3-1-01.
(5)  Not annualized.
(6)  Annualized.


32 FUND DETAILS

Classic Value Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS I SHARES PERIOD ENDED                                    12-31-02(1)    12-31-03     12-31-04     12-31-05     12-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $14.11         $15.08       $20.30       $23.05       $24.69
------------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                           0.03           0.27         0.27         0.26         0.34
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                    0.94           5.26         2.73         1.88         3.86
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.97           5.53         3.00         2.14         4.20
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                           --          (0.19)       (0.18)       (0.20)       (0.31)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                               --          (0.12)       (0.07)       (0.30)       (0.85)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     --          (0.31)       (0.25)       (0.50)       (1.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $15.08         $20.30       $23.05       $24.69       $27.73
------------------------------------------------------------------------------------------------------------------------------------
Total return(3),(4) (%)                                            6.87(5)       36.81        14.77         9.28        17.01
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $6            $23         $206         $665       $1,567
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                    0.77(6)        0.76         0.86         0.89         0.89
------------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)               5.49(6)        1.12         1.01         0.98         0.94
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)           1.62(6)        1.54         1.25         1.09         1.30
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               47(5)          25           16           27           20
------------------------------------------------------------------------------------------------------------------------------------

(1)  Class I shares began operations on 11-11-02.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Not annualized.
(6)  Annualized.
(7) Does not take into consideration expense reductions during the periods shown.


                                                                 FUND DETAILS 33

Classic Value Fund II
Figures audited by PricewaterhouseCoopers LLP.



CLASS I SHARES PERIOD ENDED                                                                12-31-06(1)
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $10.00
----------------------------------------------------------------------------------------------------------
Net investment income(2)                                                                       0.04
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                1.41
----------------------------------------------------------------------------------------------------------
Total from investment operations                                                               1.45
----------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income                                                                    (0.03)
----------------------------------------------------------------------------------------------------------
From net realized gain                                                                        (0.03)
----------------------------------------------------------------------------------------------------------
                                                                                              (0.06)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $11.39
----------------------------------------------------------------------------------------------------------
Total return(3) (%)                                                                           14.50(4),(7)
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                          $4
----------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                                                0.94(5)
----------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                                              1.88(5),(6)
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                                       0.74(5)
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                           12(7)
----------------------------------------------------------------------------------------------------------

(1)  Beginning of operations from 7-7-06 through 12-31-06.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7)  Not annualized.


34 FUND DETAILS

Core Equity Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS I SHARES PERIOD ENDED                                    12-31-02(4)    12-31-03     12-31-04     12-31-05     12-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $26.15         $20.63       $25.66       $28.07       $30.37
------------------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                           0.06           0.12         0.26         0.16         0.22
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (5.58)          4.91         2.15         2.14         4.01
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (5.52)          5.03         2.41         2.30         4.23
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $20.63         $25.66       $28.07       $30.37       $34.60
------------------------------------------------------------------------------------------------------------------------------------
Total return(2) (%)                                              (21.11)(5)      24.38         9.39         8.19        13.93
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $2             $2           --(6)        --(6)        --(6)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                        1.26(7)         1.06        0.92         0.90         0.89
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)           0.33(7)         0.53        1.00         0.54         0.68
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               64(3)          70           68          54            78
------------------------------------------------------------------------------------------------------------------------------------

(1)  Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)  Excludes merger activity.
(4)  Class I shares began operations on 3-1-02.
(5)  Not annualized.
(6)  Less than $500,000.
(7)  Annualized.


                                                                 FUND DETAILS 35

Large Cap Equity Fund

Figures for the years ended 12-31-03, 12-31-04 and 12-31-05 were audited by Deloitte & Touche LLP; and figures for the year ended 12-31-06 were audited by PricewaterhouseCoopers LLP.



CLASS I SHARES PERIOD ENDED                                    12-31-02(1)    12-31-03(1)  12-31-04(1)  12-31-05(1)  12-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $19.11         $11.91       $14.87       $15.46       $18.05
------------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                           0.07           0.08         0.15         0.06         0.11
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (7.25)          2.88         0.54         2.53         3.64
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (7.18)          2.96         0.69         2.59         3.75
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                           --             --        (0.10)          --           --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                            (0.02)            --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
                                                                  (0.02)            --        (0.10)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $11.91         $14.87       $15.46       $18.05       $21.80
------------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                              (37.55)         24.85         4.68        16.75        20.78
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $1             --(4)        --(4)        --(4)        $4
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                    0.81           0.84         0.79         0.78         0.77
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)           0.49           0.62         0.98         0.35         0.54
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              114            140           97           74           78
------------------------------------------------------------------------------------------------------------------------------------

(1)  Audited by previous auditor.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Less than $500,000.


36 FUND DETAILS

Large Cap Select Fund

Figures audited by PricewaterhouseCoopers LLP.



CLASS I SHARES PERIOD ENDED                                    12-31-03(5)    12-31-04     12-31-05     12-31-06
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $16.29         $17.83       $18.46       $17.62
-----------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                           0.04           0.15         0.12         0.16
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             1.59           0.84        (0.48)        2.47
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   1.63           0.99        (0.36)        2.63
-----------------------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                           --          (0.15)       (0.11)       (0.16)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain                                            (0.09)         (0.21)       (0.37)       (0.86)
-----------------------------------------------------------------------------------------------------------------------
                                                                  (0.09)         (0.36)       (0.48)       (1.02)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $17.83         $18.46       $17.62       $19.23
-----------------------------------------------------------------------------------------------------------------------
Total return(2),(3) (%)                                           10.00(6)        5.54        (1.98)       14.87
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $3             $3           $3           $3
-----------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                    0.95(7)        0.95         0.95         0.95
-----------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(4) (%)               1.84(7)        1.05         1.06         1.08
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)           0.61(7)        0.83         0.67         0.85
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               22(6)          13           23           12
-----------------------------------------------------------------------------------------------------------------------

(1)  Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Does not take into consideration expense reductions during the periods shown.
(5)  Class I shares began operations on 8-25-03.
(6)  Not annualized.
(7)  Annualized.


                                                                 FUND DETAILS 37

Small Cap Intrinsic Value Fund

Figures for the period ended 12-31-05 were audited by Deloitte & Touche LLP; figures for the year ended 12-31-06 were audited by PricewaterhouseCoopers LLP.



CLASS I SHARES PERIOD ENDED                                                   12-31-05(1),(2)    12-31-06
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $10.00           $10.89
------------------------------------------------------------------------------------------------------------
Net investment income (loss)(3)                                                   0.02            (0.03)(10)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                   1.72             3.24
------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  1.74             3.21
------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------
From net realized gain                                                           (0.85)           (0.30)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $10.89           $13.80
------------------------------------------------------------------------------------------------------------
Total return(4),(6) (%)                                                          17.58(5)         29.55
------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                             --(9)            $1
------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                                   1.15(7)          1.20
------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(8) (%)                              4.59(7)          1.78
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)                   0.22(7)         (0.27)(10)
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                              97(5)            82
------------------------------------------------------------------------------------------------------------

(1)  Audited by previous auditor.
(2)  Beginning of operations from 2-28-05 through 12-31-05.
(3)  Based on the average of the shares outstanding during the period.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6) Total return would have been lower had certain expenses not been reduced during the period shown.
(7)  Annualized.
(8) Does not take into consideration expense reductions during the period shown.
(9)  Less than $500,000.
(10) Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to the following amounts:



                                                       Percentage
                            Per share                 of net assets
     ----------------------------------------------------------------
     Class I                  0.03                        0.23
     ----------------------------------------------------------------


38 FUND DETAILS

Sovereign Investors Fund

Figures for the years ended 12-31-03, 12-31-04 and 12-31-05 were audited by Deloitte & Touche LLP; figures for the year ended 12-31-06 were audited by PricewaterhouseCoopers LLP.



CLASS I SHARES PERIOD ENDED                                    12-31-03(1),(4)  12-31-04(1)  12-31-05(1)  12-31-06
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $18.09         $18.74       $19.54       $18.51
-----------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                           0.01           0.26         0.27         0.28
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                    0.67           0.80         0.27         2.52
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.68           1.06         0.54         2.80
-----------------------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                        (0.03)         (0.26)       (0.27)       (0.31)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain                                               --             --        (1.30)       (2.07)
-----------------------------------------------------------------------------------------------------------------------
                                                                  (0.03)         (0.26)       (1.57)       (2.38)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $18.74         $19.54       $18.51       $18.93
-----------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                                3.78(5)        5.73         2.76        15.21
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $3             $3           $3           --(7)
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                        0.70(6)        0.72         0.72         0.71
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)           0.92(6)        1.38         1.40         1.44
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               47(5)          20           30           36
-----------------------------------------------------------------------------------------------------------------------

(1)  Audited by previous auditor.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Class I shares began operations on 12-1-03.
(5)  Not annualized.
(6)  Annualized.
(7)  Less than $500,000.


                                                                 FUND DETAILS 39

U.S. Global Leaders Growth Fund

Figures for the years ended 12-31-03, 12-31-04, 12-31-05 and 12-31-06 were audited by PricewaterhouseCoopers LLP.



CLASS I SHARES PERIOD ENDED                       6-30-02(1),(10)  12-31-02(1),(2)  2-31-03      12-31-04     12-31-05     12-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $25.81           $24.04          $21.60       $25.87       $28.00       $28.74
------------------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                             0.01             0.02            0.10         0.25         0.08         0.12
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investments                                    (1.78)           (2.46)           4.17         2.06         0.66         0.42
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.77)           (2.44)           4.27         2.31         0.74         0.54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                             --               --              --        (0.18)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $24.04           $21.60          $25.87       $28.00       $28.74       $29.28
------------------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                 (6.86)(5),(6)   (10.15)(5),(6)   19.77         8.94         2.64(5)      1.88(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                $5               $6              $5           $8          $13          $18
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)      0.91(7)          1.11(7)         0.90         0.90         0.85         0.84
------------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)    1.17(7,8)        1.20(7,8)       0.90         0.90         0.90(8)      0.87(8)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets (%)                                     0.21(7)          0.22(7)         0.43         0.94         0.30         0.43
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  3(6)             1(6)           15           16           28(9)        34
------------------------------------------------------------------------------------------------------------------------------------

(1)  Audited by previous auditor.
(2)  Effective 12-31-02, the fiscal year changed from June 30 to December 31.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)  Not annualized.
(7)  Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9)  Excludes merger activity.
(10) Class I shares began operations on 5-20-02.


40 FUND DETAILS

Appendix

--------------------------------------------------------------------------------
Historical Performance of Corresponding John Hancock Classic Value Fund
The John Hancock Classic Value Fund II (Classic Value II), a series of John Hancock Funds (JHF), commenced operations on July 7, 2006, and has no performance information to present in the prospectus. Classic Value II is similar to another fund of JHF, the Classic Value Fund (Classic Value). Classic Value II is subadvised by the same investment adviser as Classic Value and has the same portfolio manager(s) and substantially the same investment objective, policies and restrictions as Classic Value. In choosing domestic securities for Classic Value II, the subadviser screens a dynamic universe of the 400 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $8.5 billion.) In choosing individual securities for Classic Value, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $6.1 billion.)

This Appendix presents historical performance information for the Class I shares of Classic Value. Because of the similarities between Classic Value II and Classic Value, this information may help provide an indication of Classic Value II's risks by showing how a similar fund has performed historically. The performance of Classic Value, however, does not represent, and is not a substitute for, the performance of Classic Value II, and you should not assume that Classic Value II will have the same future performance as Classic Value. The future performance of Classic Value II may be greater or less than the performance of Classic Value due to, among other things, the number of the holdings in and composition of the portfolio in Classic Value II, as well as the asset size and cash flow differences between Classic Value II and Classic Value.

Performance information -- a bar chart and a table -- is presented on the following pages for the shares of Classic Value that correspond to Classic Value
II. The bar chart shows how Classic Value's total return has varied from year to year, while the table shows performance of its Class I shares over time (as compared with a broad-based market index for reference). All figures assume dividend reinvestment. The performance shown in the bar charts and tables would also be lower if the adviser to Classic Value had not reimbursed certain expenses of those funds during the periods shown.

The Class I shares of Classic Value do not have front-end or deferred sales charges. The Class I shares of Classic Value II also do not have front-end or deferred sales charges. The other expenses of the Class I shares of Classic Value, are substantially the same for Classic Value II's Class I shares.

An index is unmanaged and it is not possible to invest directly in an index. As such, year-by-year index figures do not account for any sales charges, fees or fund expenses. As indicated above, past performance does not indicate future results.


                                                                 FUND DETAILS 41

John Hancock Funds: Classic Value Fund

Corresponding to: Classic Value Fund II

Classic Value Fund Class I, total returns
Best quarter: Q2 '03, 20.72%
Worst quarter: Q1 '03, -5.57%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.

MORNINGSTAR RATING(TM)
* * *
Overall rating for Classic Value Fund as of December 31, 2006.
Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The Classic Value Fund (Class I) was rated 3 stars out of 1,111 large value funds for the 3-year period ended December 31, 2006.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Class I shares of Classic Value Fund II currently do not have a Morningstar rating. Any future ratings assigned to Classic Value Fund II may be different from the Morningstar Rating(TM) for the Class I shares of the corresponding Classic Value Fund.

Net assets of Classic Value Fund as of December 31, 2006: $9,037,272,530

PAST PERFORMANCE
The graph shows how Classic Value Fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of Classic Value Fund's risks. Past performance before and after taxes does not indicate future results.

[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

2003     36.81%
2004     14.77%
2005      9.28%
2006     17.01%



                                                                         Life of
                                                   1 year     3 year     Class I
--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
Class I before tax (began 11-11-02)                17.01%     13.64%     20.27%
--------------------------------------------------------------------------------
Class I after tax on distributions                 15.97%     12.99%     19.62%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale      11.66%     11.52%     17.55%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*                       15.79%     10.44%     14.41%
--------------------------------------------------------------------------------
Russell 1000 Value Index*                          22.24%     15.09%     18.85%
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the fund also compared its performance to the Standard & Poor's 500 Index. After this date, the fund changed the indexes to which it compares its performance to a single index, the Russell 1000 Value Index, which better represents the fund and its investment universe versus the Standard & Poor's 500 Index.


42 FUND DETAILS

Appendix

--------------------------------------------------------------------------------
Historical Performance of Corresponding MFC Global (U.S.) Small Cap Opportunity Composite
The following table presents the past performance of the MFC Global (U.S.) Small Cap Opportunity Composite performance information (the "Composite"), which consists of an account managed by MFC Global (U.S.), which serves as the subadviser to the John Hancock Small Cap Intrinsic Value Fund (the "Fund"). The Composite is comprised of all fee paying accounts under discretionary management by MFC Global (U.S.) that have investment objectives, policies and strategies substantially similar to those of the Fund. MFC Global (U.S.) has prepared and presented the historical performance shown. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the account comprising the Composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of MFC Global (U.S.) in managing small cap portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. The Composite and the Index returns are calculated net of withholding taxes on dividends, interest and capital gains. Net returns for the Composite are additionally net of investment management fees. Fees and expenses of the Fund differ from and will be higher than those used to calculate the net performance of the Composite. Accordingly, use of the Fund's estimated expenses in the Composite would have lowered the Composite's performance results.

The historical performance of the MFC Global (U.S.) Small Cap Opportunity composite is not, and is not a substitute for, the performance of the Fund and is not necessarily indicative of the Fund's future results.

You should not assume that the Fund will have the same future performance as the Composite. Future performance of the Fund may be greater or less than the performance of the Composite due to, among other things, differences in fees and expenses, asset size and cash flows. Because of the similarities between the Fund and the Composite, this information may help provide an indication of the Fund's risks. The Fund's actual performance may vary significantly from the past performance of the Composite. While the account comprising the Composite may incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not adversely impact the Fund's performance. Also, the account comprising the Composite is not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code or the Fund's fundamental investment restrictions. If these limitations, requirements and restrictions were applicable to the account in the Composite, they may have had an adverse affect on the performance results of the Composite.

Total returns (gross of fees):
Best quarter: Q2 '03, 17.88%
Worst quarter: Q3 '02, -15.77%

[BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]
--------------------------------------------------------------------------------
Calendar year total returns
--------------------------------------------------------------------------------

2002     -3.68%
         -4.64%
2003     51.76%
         50.30%
2004     14.43%
         13.36%
2005     15.84%
         14.85%
2006     28.76%
         27.50%

[_] Gross of fees   [_] Net of fees

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                        Since
                                                       1 year       inception*
SCO Composite -- Gross of fees                         28.76%          20.81%
--------------------------------------------------------------------------------
SCO Composite -- Net of fees                           27.50%          19.67%
--------------------------------------------------------------------------------
Russell 2000(R) Index                                  18.37%          12.50%
--------------------------------------------------------------------------------

* The Composite's inception date was December 1, 2001.

Index (reflect no fees or taxes)
Russell 2000(R) Index, an unmanaged index consisting of the smallest 2,000 stocks in the Russell 3000 Index, which represents 98% of the investable U.S. equity market.


                                                                 FUND DETAILS 43

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's Statement of Additional Information includes a summary of the fund's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-800-972-8696
By EASI-Line: 1-800-597-1897
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC        KEQPN   5/07
--------------------------------------------------------------------------------

John Hancock(R) [LOGO]
--------------------
the future is yours



John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

--------------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
--------------------------------------

[LOGO] John Hancock(R)
----------------------
     Mutual Funds

                                                                    John Hancock
                                                             International Funds

================================================================================

                                                           INSTITUTIONAL CLASS I

                                                International Classic Value Fund





--------------------------------------------------------------------------------

Prospectus


5.1.2007


================================================================================

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

      JOHN HANCOCK INTERNATIONAL FUNDS

      --------------------------------------------------------------------------
      International Classic Value Fund                                         4

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Who can buy shares                                                       6
      Opening an account                                                       6
      Buying shares                                                            8
      Selling shares                                                           9
      Transaction policies                                                    11
      Dividends and account policies                                          13
      Additional investor services                                            13

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      14
      Management biographies                                                  15
      Financial highlights                                                    16


      APPENDIX
      --------------------------------------------------------------------------
      Historical performance of corresponding
        Pzena International Value Composite                                   17


      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

International Classic Value Fund

[Clip Art] GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of foreign companies of any size. Equity securities include common and preferred stocks and their equivalents. The fund may invest up to 10% of assets in securities of issuers located in emerging markets as classified by Morgan Stanley Capital International (MSCI). Under normal circumstances the fund will invest in at least six countries throughout the world. The fund is non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the fund, the subadviser follows a classic "deep value" strategy. It seeks to identify companies it believes are undervalued on the basis of current price to an estimated normal level of earnings, and constructs a portfolio of stocks that are in the most undervalued or "deep value" portion of its universe. Companies considered for investment must have a competitive advantage such as a superior distribution network, low cost structure or simply, tangible assets. Companies in the portfolio also must have a sound plan to restore earnings and cash flow to normal over the long run in the opinion of the subadviser.

In choosing individual securities, the subadviser generally screens a universe of the 1,500 largest companies located outside the United States. Using fundamental research and proprietary computer models, the subadviser ranks these companies from the least to the most expensive on the basis of current share price to normal long-term earning power. The subadviser considers investing only in the cheapest companies of the universe, and systematically rules out companies whose share price is not among the most attractive. Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

The fund may use certain derivative instruments (investments whose value is based on indexes, securities or currencies), such as options, futures, forwards and swaps. In abnormal conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goals. The fund may trade securities actively, which could increase its trading costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[Clip Art] PAST PERFORMANCE
           This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has existed for less than a full calendar year, there is no past performance to report.

[Clip Art] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------

[Clip Art] YOUR EXPENSES

           Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.



================================================================================
Annual operating expenses
================================================================================
Management fee                                                             1.05%
--------------------------------------------------------------------------------
Other expenses                                                             1.27%
--------------------------------------------------------------------------------
Total fund operating expenses                                              2.32%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 1.15%
--------------------------------------------------------------------------------
Net annual operating expenses                                              1.17%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.



================================================================================
Expenses                                   Year 1    Year 3    Year 5    Year 10
================================================================================
Class I                                      $119      $614    $1,136     $2,567


------------------------------------------------
SUBADVISER

Pzena Investment Management, LLC

Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS

A. Rama Krishna, CFA
Managed fund since inception

John P. Goetz
Managed fund since inception

Michael D. Peterson
Managed fund since inception

Managers share investment strategy and decisions.


See page 17 for the management biographies.

FUND CODES
Class I         Ticker          JHFDX
                CUSIP           409902459
                Newspaper       --
                SEC number      811-1677
                JH fund number  419

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES


Class I shares are offered without any sales charge to certain types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares -- See
OPENING AN ACCOUNT:

o Retirement and other benefit plans

o Endowment funds and foundations

o Any state, county or city, or its instrumentality, department, authority or agency

o Accounts registered to insurance companies, trust companies and bank trust departments

o Investment companies both affiliated and not affiliated with the adviser

o Investors who participate in fee-based, wrap and other investment platform programs

o Any entity that is considered a corporation for tax purposes

o Fund trustees and other individuals who are affiliated with these funds or other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine if you are eligible, by referring to WHO CAN BUY SHARES.


3 Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund's sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party.


  The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum levels for subsequent purchases to existing accounts.

4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-888-972-8696.

5 Make your initial investment using the table on page 10 -- or using the table entitled "Buying Shares."

  Important information about opening a new account
  To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT
  Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

  For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

  For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.


Additional payments to financial intermediaries
Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

  o directly, by the payment of sales commissions, if any; and

  o indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.


6 YOUR ACCOUNT

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, providing transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


                                                                  YOUR ACCOUNT 7

================================================================================
Buying shares
================================================================================

                 Opening an account                                        Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]       o Make out a check for the investment amount, payable     o Make out a check for the investment amount, payable
                   to "John Hancock Signature Services, Inc."                to "John Hancock Signature Services, Inc."

                 o Deliver the check and your completed application to     o If your account statement has a detachable investment
                   your financial representative, or mail them to            slip, please complete in its entirety. If no slip is
                   Signature Services (address below).                       available, include a note specifying the fund
                                                                             name(s), your share class, your account number and
                                                                             the name(s) in which the account is registered.

                                                                           o Deliver the check and your investment slip or note to
                                                                             your financial representative, or mail them to
                                                                             Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]       o Call your financial representative or Signature         o Call your financial representative or Signature
                   Services to request an exchange.                          Services to request an exchange.

                 o You may only exchange Class I shares for other Class    o You may only exchange Class I shares for other Class
                   I shares or Money Market Fund Class A shares.             I shares or Money Market Fund Class A shares.

------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]       o Deliver your completed application to your financial    o Obtain wiring instructions by calling Signature
                   representative, or mail it to Signature Services.         Services.

                 o Obtain your account number by calling your financial    o Instruct your bank to wire the amount of your
                   representative or Signature Services.                     investment.

                 o Obtain wiring instructions by calling Signature         Specify the fund name(s), your share class, your
                   Services.                                               account number and the name(s) in which the account is
                                                                           registered. Your bank may charge a fee to wire funds.
                 o Instruct your bank to wire the amount of your
                   investment.


                 Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]       See "By exchange" and "By wire."                          o Verify that your bank or credit union is a member of
                                                                             the Automated Clearing House (ACH) system.

                                                                           o Complete the "To Purchase, Exchange or Redeem Shares
                                                                             via Telephone" and "Bank Information" section on your
                                                                             account application.

                                                                           o Call Signature Services between 8:30 A.M. and 5:00
                                                                             P.M., Eastern Time on most business days to verify
                                                                             that these features are in place on your account.

                                                                           o Call your financial representative or Signature
                                                                             Services with the fund name(s), your share class,
                                                                             your account number, the name(s) in which the account
                                                                             is registered and the amount of your investment.

----------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions
and assistance.
----------------------------------------------------------

8 YOUR ACCOUNT

================================================================================
Selling shares
================================================================================

                                                                           To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]       o Sales of any amount                                     o Write a letter of instruction indicating the fund
                                                                             name, your account number, your share class, the
                                                                             name(s) in which the account is registered and the
                                                                             dollar value or number of shares you wish to sell.

                                                                           o Include all signatures and any additional documents
                                                                             that may be required (see next page).

                                                                           o Mail the materials to Signature Services.

                                                                           o A check or wire will be sent according to your letter
                                                                             of instruction.

                                                                           o Certain requests will require a Medallion signature
                                                                             guarantee. Please refer to "Selling shares in
                                                                             writing" on the next page.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]       Amounts up to $100,000:                                   o Redemption proceeds of up to $100,000 may be sent by
                                                                             wire or check. A check will be mailed to the exact
                 o Most accounts.                                            name(s) and address on the account.

                                                                           o To place your request with a representative at John
                                                                             Hancock Funds, call Signature Services between
                                                                             between 8:30 A.M. and 5:00 P.M., Eastern Time on most
                                                                             business days, or your financial representative.

                 Amounts up to $5 million:

                 o Available to the following types of accounts:           o Redemption proceeds exceeding $100,000 must be wired
                   custodial accounts held by banks, trust companies or      to your designated bank account.
                   broker-dealers; endowments and foundations; corporate
                   accounts; group retirement plans; and pension           o Redemption proceeds exceeding $100,000 and sent by
                   accounts (excluding IRAs, 403(b) plans and all John       check will require a letter of instruction with a
                   Hancock custodial retirement accounts).                   Medallion signature guarantee. Please refer to
                                                                             "Selling shares in writing" on the next page.

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]       o Requests by letter to sell any amount.                  o To verify that the telephone redemption privilege is
                                                                             in place on an account, or to request the forms to
                 o Qualified requests by phone to sell up to $5 million      add it to an existing account, call Signature
                   (accounts with telephone redemption privileges).          Services.

                                                                           o Amounts of $5 million or more will be wired on the
                                                                             next business day.

                                                                           o Amounts up to $100,000 may be sent by EFT or by
                                                                             check. Funds from EFT transactions are generally
                                                                             available by the second business day. Your bank may
                                                                             charge a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art]       o Sales of any amount.                                    o Obtain a current prospectus for the fund into which
                                                                             you are exchanging by calling your financial
                                                                             representative or Signature Services.

                                                                           o You may only exchange Class I shares or Money Market
                                                                             Class A shares.

                                                                           o Call your financial representative or Signature
                                                                             Services to request an exchange.

                                                                  YOUR ACCOUNT 9

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days.

o you are selling more than $100,000 worth of shares and are requesting payment by check.

o you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

o you are requesting payment other than by a check/wire mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

================================================================================
Seller                                    Requirements for written requests
================================================================================
Owners of individual, joint or            o Letter of instruction.
UGMA/UTMA accounts (custodial accounts
for minors).                              o On the letter, the signatures of all
                                            persons authorized to sign for the
                                            account, exactly as the account is
                                            registered.

                                          o Medallion signature guarantee if
                                            applicable (see above).

--------------------------------------------------------------------------------

Owners of corporate, sole                 o Letter of instruction.
proprietorship, general partner or
association accounts.                     o Corporate business/organization
                                            resolution, certified within the
                                            past 12 months, or a John Hancock
                                            Funds business/organization
                                            certification form.

                                          o On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                          o Medallion signature guarantee if
                                            applicable (see above).

--------------------------------------------------------------------------------

Owners or trustees of retirement plan,    o Letter of instruction.
pension trust and trust accounts.
                                          o On the letter, the signature(s) of
                                            the trustee(s).

                                          o Copy of the trust document certified
                                            within the past 12 months or a John
                                            Hancock Funds trust certification
                                            form.

                                          o Medallion signature guarantee if
                                            applicable (see above).

--------------------------------------------------------------------------------

Joint tenancy shareholders with rights    o Letter of instruction signed by
of survivorship with a deceased             surviving tenant.
co-tenant(s).
                                          o Copy of death certificate.

                                          o Medallion signature guarantee if
                                            applicable (see above).

                                          o Inheritance tax waiver (if
                                            applicable).

--------------------------------------------------------------------------------

Executors of shareholder estates.         o Letter of instruction signed by
                                            executor.

                                          o Copy of order appointing executor,
                                            certified within the past 12 months

                                          o Medallion signature guarantee if
                                            applicable (see above).

                                          o Inheritance tax waiver (if
                                            applicable).

--------------------------------------------------------------------------------

Administrators, conservators,             o Call 1-888-972-8696 for
guardians and other sellers or account      instructions.
types not listed above.

--------------------------------------------------------------------------------

----------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions
and assistance.
----------------------------------------------------------

10 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for shares of any other institutional fund, Class I shares or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares.

A fund may change or cancel its exchange policies at any time, upon 60 days' written notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 11

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of a fund's portfolio, and may result in a fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a fund's operating costs and decrease a fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

12 YOUR ACCOUNT

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o after any changes of name or address of the registered owner(s)

o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The fund's portfolio securities disclosure policy can be found in the fund's SAI and on the fund's Web site, www.jhfunds.com. The fund's Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Each fund's board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees of International Classic Value Fund have the power to change these funds' respective investment goals without shareholder approval.


The management firm The fund is advised by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $40 billion in assets as of December 31, 2006.


Management fees The management fees paid to the investment adviser by the funds last fiscal year are as follows:


================================================================================
Fund                                                            % of net assets
================================================================================
International Classic Value                                               0.00%*
--------------------------------------------------------------------------------

*After expense reimbursement.


A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual or semiannual report to shareholders as follows:


Annual report dated December 31, 2006 International Classic Value Fund

The International Classic Value Fund relies on an order from the SEC permitting the Adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by the shareholders. The fund, therefore, is able to change the subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the fund (other than by reason of serving as subadviser to the portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

Subadviser Pzena Investment Management, LLC (PIM), 120 West 45th Street, New York, NY 10036, subadvises International Classic Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer. PIM provides investment advisory services to individual and institutional investors and, as of December 31, 2006, had total assets under management of approximately $27.3 billion.


14 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock International Classic Value Fund, including a brief summary of their business careers over the past five years. The SAI for the fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage (other than the fund) and their ownership of fund shares, if any.

John P. Goetz
--------------------------------------------
Managing principal (since 1997) and co-chief investment officer (since 2005), Pzena
  Investment Management, LLC
Director of Research, Pzena Investment
  Management, LLC (1996-2005)
Joined subadviser in 1996
Began business career in 1979

A. Rama Krishna, CFA
---------------------------------------------
Managing principal and portfolio manager,
  Pzena Investment Management, LLC
Joined subadviser in 2003
Chief investment officer and other positions,
  Citigroup Asset Management (1998-2003)
Began business career in 1987

Michael D. Peterson
--------------------------------------------
Principal (since 2000), director of research
  (since 2004) and portfolio manager (since
  2001), Pzena Investment Management, LLC
Joined subadviser in 1998
Began business career in 1992

                                                                 FUND DETAILS 15

International Classic Value Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS I SHARES PERIOD ENDED                                          12-31-06(1)
================================================================================
PER SHARE OPERATING PERFORMANCE
================================================================================
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
Net investment income(2)                                                  0.06
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                           1.09
--------------------------------------------------------------------------------
Total from investment operations                                          1.15
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income                                               (0.04)
--------------------------------------------------------------------------------
From net realized gain                                                   (0.06)
--------------------------------------------------------------------------------
                                                                         (0.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.05
--------------------------------------------------------------------------------
Total return(3,4) (%)                                                    11.48(5)
================================================================================
RATIOS AND SUPPLEMENTAL DATA
================================================================================
Net assets, end of period (in millions)                                     $2
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                           1.17
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(8) (%)                      2.32
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                  0.70
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                      20(5)
--------------------------------------------------------------------------------

(1) Beginning of operations from 2-28-06 through 12-31-06.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5) Not annualized.
(6) Less than $500,000.
(7) Annualized.
(8) Does not take into consideration expense reductions during the period shown.


16 FUND DETAILS

Appendix

--------------------------------------------------------------------------------
Historical Performance of Corresponding Pzena International Value Composite

The following table presents the past performance of the Pzena International Value Composite (the "Composite"), which consists of an account managed by Pzena Investment Management LLC (Pzena), which serves as the subadviser to John Hancock International Classic Value Fund (the "Fund"). The Composite is comprised of all fee paying accounts under discretionary management by Pzena that have investment objectives, policies and strategies substantially similar to those of the Fund. Pzena has prepared and presented the historical performance shown. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the account comprising the Composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Pzena in managing international portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. The Composite and the Index returns are calculated net of withholding taxes on dividends, interest and capital gains. Net returns for the Composite are additionally net of investment management fees. Fees and expenses of the Fund differ from and will be higher than those used to calculate the net performance of the Composite. Accordingly, use of the Fund's estimated expenses in the Composite would have lowered the Composite's performance results.

The historical performance of the Pzena International composite is not, and is not a substitute for, the performance of the Fund and is not necessarily indicative of the Fund's future results. You should not assume that the Fund will have the same future performance as the Composite. Future performance of the Fund may be greater or less than the performance of the Composite due to, among other things, differences in fees and expenses, asset size and cash flows. Because of the similarities between the Fund and the Composite, this information may help provide an indication of the Fund's risks. The Fund's actual performance may vary significantly from the past performance of the Composite. While the account comprising the Composite may incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not adversely impact the Fund's performance. Also, the account comprising the Composite is not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code or the Fund's fundamental investment restrictions. If these limitations, requirements and restrictions were applicable to the account in the Composite, they may have had an adverse affect on the performance results of the Composite.

Total returns (gross of fees):
Best quarter: Q4 '04, 14.07%
Worst quarter: Q2 '05, -1.71%

================================================================================
Calendar year total returns
================================================================================

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]



                                                         2004     2005     2006
                                                        ------   ------   ------
Gross of Fees                                           23.70%   16.92%   22.63%
Net of Fees                                             22.38%   15.79%   21.29%

================================================================================
Average annual total returns for periods ending 12-31-06
================================================================================

                                                                          Since
                                                             1 year   inception*
--------------------------------------------------------------------------------
PIV Composite -- Gross of fees                               22.63%      21.04%
--------------------------------------------------------------------------------
PIV Composite -- Net of fees                                 21.29%      19.79%
--------------------------------------------------------------------------------
MSCI EAFE(R) Index                                           26.34%      19.93%
--------------------------------------------------------------------------------
*The Composite's inception date was January 1, 2004.

Index
MSCI EAFE(R) Index -- an unmanaged index of freely traded stocks of Gross of foreign companies.


                                                                 FUND DETAILS 17

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock international funds:

Annual/Semiannual Report to Shareholders Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).


Statement of Additional Information (SAI) The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696
By EASI-Line: 1-800-597-1897
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC    KITPN 5/07
--------------------------------------------------------------------------------

[LOGO] John Hancock
the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
----------------------------------

[JOHN HANCOCK(R) LOGO]
----------------------
     MUTUAL FUNDS

                                                                    John Hancock

                                                     Asset Allocation Portfolios
--------------------------------------------------------------------------------

                                                              CLASS R1 SHARES

                                          Allocation Growth + Value Portfolio

                                                    Allocation Core Portfolio

--------------------------------------------------------------------------------


Prospectus
5.1.2007


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------


      JOHN HANCOCK ASSET ALLOCATION PORTFOLIOS -- CLASS R1 SHARES
      --------------------------------------------------------------------------
      Allocation Growth + Value Portfolio                                      4
      Allocation Core Portfolio                                                6

      UNDERLYING FUNDS
      --------------------------------------------------------------------------
      U.S. Global Leaders Growth Fund                                          8
      Classic Value Fund                                                       9
      Strategic Income Fund                                                   10

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Who can buy Class R1 shares                                             11
      Class R1 shares cost structure                                          11
      Opening an account                                                      11
      Information for plan participants                                       12
      Buying shares                                                           13
      Selling shares                                                          14
      Transaction policies                                                    16
      Dividends and account policies                                          18
      Additional investor services                                            18

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      19
      Additional information about a fund-of-funds structure                  20
      Management biographies                                                  21
      Financial highlights                                                    22


      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Asset Allocation Portfolios -- Class R1 shares

These portfolios (sometimes referred to as "funds") seek long-term growth by investing in combinations of certain John Hancock mutual funds on a fixed percentage basis. The Allocation Core Portfolio also seeks income as a secondary goal. Each portfolio has its own strategy and its own risk profile.

Who may want to invest

These funds may be appropriate for investors who:

o     have longer time horizons;

o     want to diversify their portfolios;

o are investing for retirement or other goals that are many years in the future.

These funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind;

o     are uncomfortable with an investment that may go up and down in value.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock asset allocation portfolios are advised by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of December 31, 2006, managed approximately $40 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals

[LOGO]

Past performance

The fund's total return, measured year-by-year and over time

[LOGO]

Main risks

The major risk factors associated with the fund

[LOGO]

Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses

Allocation Growth + Value Portfolio

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this objective, the fund invests all of its assets in two other funds (the "underlying funds") advised by John Hancock Advisers, LLC. Approximately one-half of the fund's assets will be invested in each of:

o John Hancock U.S. Global Leaders Growth Fund, which seeks long-term growth of capital; and

o     John Hancock Classic Value Fund, which seeks long-term growth of capital.

U.S. Global Leaders Growth Fund invests primarily in common stocks of "U.S. Global Leaders," which are U.S. companies with multinational operations that the managers believe possess the following key sustainable growth characteristics:

o hold leading market shares of their relevant industries that result in higher profit margins and high investment returns and

o supply consumable products or services so that their revenue streams are recurring.

Classic Value Fund invests primarily in domestic equity securities of large-capitalization companies that the managers believe are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios (such as price-to-book) below market average, as defined by the Standard & Poor's 500 Index.

The investment objective, policies and risks of each of the underlying funds are discussed in more detail later in this prospectus. The actual percentage of the fund's assets that is invested in each of the underlying funds will vary from time to time due to changes in the relative net asset value per share of the underlying funds. Periodically, John Hancock Advisers, LLC will rebalance the fund's portfolio in order that each of the underlying funds represents an equal portion of the fund's net assets. In addition, the fund may hold cash, cash equivalents and U.S. government securities for cash management purposes.

The intended benefit of asset allocation is that the diversification provided by allocating assets between the underlying funds reduces volatility over the long term.

When John Hancock Advisers, LLC believes market or economic conditions are unusually unfavorable for investors, the fund may invest up to all of its assets in cash, cash equivalents or other high-quality short-term instruments. In those circumstances, the fund may not be able to achieve its investment objective.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R1, total returns

Best quarter: Q3 '06, 6.59%
Worst quarter: Q2 '06, -4.93%

After-tax returns

After-tax returns are shown for Class R1 shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R1 shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R1 shareholders.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Lehman Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

--------------------------------------------------------------------------------
Class R1 calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                      2006
                                     ------
                                      8.72%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                        Life of
                                                             1 year    Class R1
--------------------------------------------------------------------------------
Class R1 before tax (began 9-16-05)                            8.72%       9.17%
--------------------------------------------------------------------------------
Class R1 after tax on distributions                            8.65%       9.00%
--------------------------------------------------------------------------------
Class R1 after tax on distributions, with sale                 5.71%       7.72%
--------------------------------------------------------------------------------
S&P 500 Index*                                                15.79%      13.24%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index*                                   4.33%       3.61%
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the Fund compared its performance to the S&P 500 Index. After this date, the Fund changed the index to which it compares its performance to the Lehman Aggregate Bond Index which is a commonly used performance reference for many different types of fixed income products and is also currently used as a benchmark by several competing funds that fall in the multi-sector category.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund is structured as a fund-of-funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds.

The underlying funds' management strategies have a significant influence on fund performance. The value of securities in the underlying funds may go down in response to overall stock market movements. Stocks tend to go up and down in value more than bonds. If an underlying fund concentrates in certain sectors, its performance could be worse than that of the overall stock market. In addition, large-capitalization stocks as a group could fall out of favor with the market, causing the underlying funds to underperform investments that focus on small- or medium-capitalization companies. Similarly, growth stocks could underperform value stocks, and vice versa.

The risks unique to each underlying fund are discussed in more detail later in this prospectus.

While there is no current intention to change the underlying funds, neither the selection of the underlying funds nor the percentage allocation to an underlying fund is a fundamental policy. Either the underlying funds or the allocation may be changed without shareholder approval.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES


Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee(1)                                                          0.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                      0.50%
--------------------------------------------------------------------------------
Service plan fee                                                           0.25%
--------------------------------------------------------------------------------
Other expenses                                                             3.00%
--------------------------------------------------------------------------------
Acquired fund fees and expenses                                            0.84%
--------------------------------------------------------------------------------
Total fund operating expenses(2,3)                                         4.59%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class R1                                  $460     $1,385     $2,319      $4,685

(1) While the fund does not pay management fees directly, shareholders will indirectly bear their proportionate share of the management fees and other expenses of the underlying funds.

(2) The "Total fund operating expenses" include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (e.g., underlying funds (each an "Acquired Fund")). The "Total fund annual expenses" shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired fund fees and expenses. Acquired fund fees and expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(3) The Adviser has voluntarily limited the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.08% of the Fund's average daily net assets. In addition, the Transfer Agent has agreed to limit transfer agency fees on Class R1 to 0.25% of average daily net assets. These expense reductions are not contractual and may be discontinued at any time. Net annual operating expenses after taking into account these expense reductions are 1.67%.


--------------------------------------------------------------------------------
FUND CODES

Class R1      Ticker          JVGRX
              CUSIP           409902541
              Newspaper       --
              SEC number      811-1677
              JH fund number  693

Allocation Core Portfolio

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital, with income as a secondary goal. To pursue these objectives, the fund invests all of its assets in three other funds (the "underlying funds") advised by John Hancock Advisers, LLC. Approximately one-third of the fund's assets will be invested in each of:

o John Hancock U.S. Global Leaders Growth Fund, which seeks long-term growth of capital;

o     John Hancock Classic Value Fund, which seeks long-term growth of capital;
      and

o John Hancock Strategic Income Fund, which seeks a high level of current income.

U.S. Global Leaders Growth Fund invests primarily in common stocks of "U.S. Global Leaders," which are U.S. companies with multinational operations that the managers believe possess the following key sustainable growth characteristics:

o hold leading market shares of their relevant industries that result in higher profit margins and high investment returns and

o supply consumable products or services so that their revenue streams are recurring.

Classic Value Fund invests primarily in domestic equity securities of large-capitalization companies that the managers believe are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios (such as price-to-book) below market average, as defined by the Standard & Poor's 500 Index.

Strategic Income Fund invests primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and U.S. high yield bonds.

The investment objective, policies and risks of each of the underlying funds are discussed in more detail later in this prospectus. The actual percentage of the fund's assets that is invested in each of the underlying funds will vary from time to time due to changes in the relative net asset value per share of the underlying funds. Periodically, John Hancock Advisers, LLC will rebalance the fund's portfolio in order that each of the underlying funds represents an equal portion of the fund's net assets. In addition, the fund may hold cash, cash equivalents and U.S. government securities for cash management purposes.

The intended benefit of asset allocation is that the diversification provided by allocating assets among the three underlying funds reduces volatility over the long term.

When John Hancock Advisers, LLC believes market or economic conditions are unusually unfavorable for investors, the fund may invest up to all of its assets in cash, cash equivalents or other high-quality short-term instruments. In those circumstances, the fund may not be able to achieve its investment objective.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R1, total returns

Best quarter: Q3 '06, 4.95%
Worst quarter: Q2 '06, -3.23%

After-tax returns

After-tax returns are shown for Class R1 shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R1 shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R1 shareholders.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.

Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

Lehman Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

--------------------------------------------------------------------------------
Class R1 calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                      2006
                                     ------
                                      7.18%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                       Life of
                                                             1 year   Class R1
--------------------------------------------------------------------------------
Class R1 before tax (began 9-16-05)                            7.18%      6.66%
--------------------------------------------------------------------------------
Class R1 after tax on distributions                            6.19%      5.62%
--------------------------------------------------------------------------------
Class R1 after tax on distributions, with sale                 4.69%      5.00%
--------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index*                     11.74%      8.90%
--------------------------------------------------------------------------------
Merrill Lynch AAA U.S. Treasury/Agency Master Index*           3.47%      2.95%
--------------------------------------------------------------------------------
Citigroup World Government Bond Index*                         6.12%      3.24%+
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index*                                   4.33%      3.61%
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the Fund compared its performance to the S&P 500 Index, the Merrill Lynch High Yield Master II Index, the Merrill Lynch AAA U.S. Treasury/Agency Master Index and the Citigroup World Government Bond Index. After this date, the Fund changed the index to which it compares its performance to the Lehman Aggregate Bond Index which is a commonly used performance reference for many different types of fixed income products and is also currently used as a benchmark by several competing funds that fall in the multi-sector category.

+     Return as of closest month end to inception date.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund is structured as a fund-of-funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds.

The underlying funds' management strategies have a significant influence on fund performance. With respect to U.S. Global Leaders Growth Fund and Classic Value Fund, the value of securities in the funds may go down in response to overall stock market movements. Stocks tend to go up and down in value more than bonds. If an underlying fund concentrates in certain sectors, its performance could be worse than that of the overall stock market. In addition, large-capitalization stocks as a group could fall out of favor with the market, causing these funds to underperform investments that focus on small- or medium-capitalization companies. Similarly, growth stocks could underperform value stocks, and vice versa.

With respect to Strategic Income Fund, any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity could increase volatility. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. Foreign securities carry additional risks, including unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

The risks unique to each underlying fund are discussed in more detail later in this prospectus.

While there is no current intention to change the underlying funds, neither the selection of the underlying funds nor the percentage allocation to an underlying fund is a fundamental policy. Either the underlying funds or the allocation may be changed without shareholder approval.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES


Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee(1)                                                          0.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                      0.50%
--------------------------------------------------------------------------------
Service plan fee                                                           0.20%
--------------------------------------------------------------------------------
Other expenses                                                             0.99%
--------------------------------------------------------------------------------
Acquired fund fees and expenses                                            0.87%
--------------------------------------------------------------------------------
Total fund operating expenses(2,3)                                         2.56%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class R1                                  $259       $796     $1,360      $2,895

(1) While the fund does not pay management fees directly, shareholders will indirectly bear their proportionate share of the management fees and other expenses of the underlying funds.

(2) The "Total fund operating expenses" include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (e.g., underlying funds (each an "Acquired Fund")). The "Total fund annual expenses" shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired fund fees and expenses. Acquired fund fees and expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(3) The Adviser has voluntarily limited the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.08% of the Fund's average daily net assets. In addition, the Transfer Agent has agreed to limit transfer agency fees on Class R1 to 0.25% of average daily net assets. These expense reductions are not contractual and may be discontinued at any time. Net annual operating expenses after taking into account these expense reductions are 1.47%.


--------------------------------------------------------------------------------
FUND CODES

Class R1      Ticker          JCRRX
              CUSIP           409902491
              Newspaper       --
              SEC number      811-1677
              JH fund number  694

Underlying Funds
--------------------------------------------------------------------------------

U.S. Global Leaders Growth Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o hold leading market shares of their relevant industries that result in higher profit margins and high investment returns and

o supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.


As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $1.41 billion to $446.9 billion as of December 31, 2006).


The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries.

These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets.

To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

INVESTMENT ADVISER

John Hancock Advisers, LLC

SUBADVISER

Sustainable Growth Advisers, LP

Responsible for day-to-day investment management
Founded in 2003
Supervised by the adviser

PORTFOLIO MANAGERS

Gordon M. Marchand, CFA, CIC
Managed fund since it began in 1995

George P. Fraise
Joined fund team in 2000

Robert L. Rohn
Joined fund team in 2003

Managers share investment strategy and decisions.

See page 21 for management biographies.

--------------------------------------------------------------------------------

Classic Value Fund

[LOGO]

GOAL AND STRATEGY


The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities.


In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor's 500 Index.


In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $8.5 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:


o     cheap on the basis of current price to estimated normal level of earnings;

o     current earnings below normal levels;

o     a sound plan to restore earnings to normal;

o     a sustainable business advantage.

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks.

The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The fund's management strategy has a significant influence on fund performance.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:



o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

--------------------------------------------------------------------------------
INVESTMENT ADVISER

John Hancock Advisers, LLC

SUBADVISER

Pzena Investment Management, LLC

Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS

Richard S. Pzena
Managed fund since it began in 1996

John P. Goetz
Managed fund since it began in 1996

Antonio DeSpirito III
Joined fund team in 2005

Managers share investment strategy and decisions.

See page 21 for management biographies.

--------------------------------------------------------------------------------

Strategic Income Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets;

o     U.S. government and agency securities;

o     U.S. high yield bonds.

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors, such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies), and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.


In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

INVESTMENT ADVISER

John Hancock Advisers, LLC

SUBADVISER


MFC Global Investment Management (U.S.),
LLC (formerly known as Sovereign Asset
Management LLC)

Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Daniel S. Janis III
Joined fund team in 1999
Primarily responsible for fund management and day-to-day purchase and sale decisions

John F. Iles
Joined fund team in 2005
Analysis of specific issuers pertaining to high yield and emerging markets

Barry H. Evans
Joined fund team in 2006
Analysis of global economic conditions

See page 21 for management biographies.

Your account

--------------------------------------------------------------------------------
WHO CAN BUY CLASS R1 SHARES

Class R1 shares are available to certain types of investors, as noted below:


      o 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

      o The plan's recordkeeper or financial service firm must have an agreement with John Hancock Funds, LLC to utilize Class R1 shares in certain investment products or programs.

      o Class R1 shares are available only to retirement plans where Class R1 shares are held on the books of the funds through omnibus accounts (either at the plan level or at the level of the financial service firm).


Class R1 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or Individual 403(b) plans.

--------------------------------------------------------------------------------
CLASS R1 SHARES COST STRUCTURE

Class R1 shares are offered without any front-end or contingent deferred sales charges.

Class R1 shares have a Rule 12b-1 plan and a separate Service Plan. Under the 12b-1 plan, each fund pays a fee of up to 0.50% for the sale, distribution and service of its shares, including services to retirement plans or plan participants. In addition, under the Service Plan, a fund may pay a separate service fee of up to 0.25% for certain other services to retirement plans or participants.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other share classes of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.


Additional payments to financial intermediaries

Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o     directly, by the payment of sales commissions, if any;

o     indirectly, as a result of the funds paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for the funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2     Determine if you are eligible, referring to "Who can buy Class R1 shares."

3 Eligible retirement plans generally may open an account and purchase Class R1 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R1 shares of the funds. Additional shares may be purchased through a retirement plan's administrator or recordkeeper. There is no minimum initial investment for Class R1 shares. A retirement plan participant can obtain a retirement plan application or a rollover individual retirement account application from its financial representative, plan administrator or by calling John Hancock Signature Services, Inc. (Signature Services), the funds' transfer agent, at 1-888-972-8696.

                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
INFORMATION FOR PLAN PARTICIPANTS

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R1 shares of the funds.

12 YOUR ACCOUNT

FOR IRA ROLLOVER ACCOUNTS ONLY

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

           Opening an account                                       Adding to an account
---------------------------------------------------------------------------------------------------------------------------
By check
---------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Make out a check for the investment amount,        o    Make out a check for the investment amount,
                 payable to "John Hancock Signature Services,            payable to "John Hancock Signature Services, Inc."
                 Inc."
                                                                    o    Fill out the detachable investment slip from an
           o     Deliver the check and your completed application        account statement. If no slip is available,
                 to your financial representative, or mail them          include a note specifying the fund name(s), your
                 to Signature Services (address below).                  share class, your account number and the name(s)
                                                                         in which the account is registered.

                                                                    o    Deliver the check and investment slip or note to
                                                                         your financial representative, or mail them to
                                                                         Signature Services (address below).

---------------------------------------------------------------------------------------------------------------------------
By exchange
---------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Call your financial representative or Signature    o    Call your financial representative or Signature
                 Services to request an exchange.                        Services to request an exchange.

           o     You may only exchange Class R1 shares for other    o    You may only exchange Class R1 shares for other
                 Class R1 shares or Money Market Fund Class A            Class R1 shares or Money Market Fund Class A
                 shares.                                                 shares.

---------------------------------------------------------------------------------------------------------------------------
By wire
---------------------------------------------------------------------------------------------------------------------------

[LOGO]     o     Deliver your completed application to your         o    Obtain wiring instructions by calling Signature
                 financial representative or mail it to Signature        Services.
                 Services.
                                                                    o    Instruct your bank to wire the amount of your
           o     Obtain your account number by calling your              investment.
                 financial representative or Signature Services.

           o     Obtain wiring instructions by calling Signature    Specify the fund name(s), your share class, your
                 Services.                                          account number and the name(s) in which the account is
                                                                    registered. Your bank may charge a fee to wire funds.
           o     Instruct your bank to wire the amount of your
                 investment.


           Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

---------------------------------------------------------------------------------------------------------------------------
By phone
---------------------------------------------------------------------------------------------------------------------------
[LOGO]     See "By exchange" and "By wire."                         o    Verify that your bank or credit union is a member
                                                                         of the Automated Clearing House (ACH) system.

                                                                    o    Complete the "To Purchase, Exchange or Redeem
                                                                         Shares via Telephone" and "Bank Information"
                                                                         sections on your account application.

                                                                    o    Call Signature Services to verify that these
                                                                         features are in place on your account.

                                                                    o    Call your financial representative or Signature
                                                                         Services with the fund name(s), your share class,
                                                                         your account number, the name(s) in which the
                                                                         account is registered and the amount of your
                                                                         investment.

-------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

-------------------------------------

                                                                 YOUR ACCOUNT 13

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                    To sell some or all of your shares
---------------------------------------------------------------------------------------------------------------------------
By letter
---------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Sales of any amount.                               o    Write a letter of instruction indicating the
                                                                         fund name, your account number, your share
           o     Certain requests will require a Medallion               class, the name(s) in which the account is
                 signature guarantee. Please refer to "Selling           registered and the dollar value or number of
                 shares in writing" (see next page).                     shares you wish to sell.

                                                                    o    Include all signatures and any additional
                                                                         documents that may be required (see next page).

                                                                    o    Mail the materials to Signature Services.

                                                                    o    A check or wire will be sent according to your
                                                                         letter of instruction.

---------------------------------------------------------------------------------------------------------------------------
By phone
---------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Sales of up to $100,000.                           o    To place your request with a representative at
                                                                         John Hancock Funds, call Signature Services
                                                                         between 8:30 A.M. and 5:00 P.M., Eastern Time
                                                                         on most business days or your financial
                                                                         representative.

                                                                    o    Redemption proceeds of up to $100,000 may be
                                                                         sent by wire or by check. A check will be mailed
                                                                         to the exact name(s) and address on the account.
                                                                         Redemption proceeds exceeding $100,000 must be
                                                                         wired to your designated bank account.

---------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
---------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Requests by letter to sell any amount.             o    To verify that the telephone redemption
                                                                         privilege is in place on an account or to
           o     Requests by phone to sell up to $100,000                request the forms to add it to an existing
                 (accounts with telephone redemption privileges).        account call Signature Services.

                                                                    o    Amounts of $5 million or more will be wired on
                                                                         the next business day.

                                                                    o    Amounts up to $100,000 may be sent by EFT or by
                                                                         check. Funds from EFT transactions are generally
                                                                         available by the second business day. Your bank
                                                                         may charge a fee for this service.

---------------------------------------------------------------------------------------------------------------------------
By exchange
---------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Sales of any amount.                               o    Obtain a current prospectus for the fund into
                                                                         which you are exchanging by calling your
                                                                         financial representative or Signature Services.

                                                                    o    You may only exchange Class R1 shares for other
                                                                         Class R1 shares or Money Market Fund Class A
                                                                         shares.

                                                                    o    Call your financial representative or Signature
                                                                         Services to request an exchange.

14 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days;

o     you are selling more than $100,000 worth of shares;

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------------------------------------------
Seller                                                          Requirements for written requests             [LOGO]
--------------------------------------------------------------------------------------------------------------------
Owners of individual retirement accounts and certain other      o   Letter of instruction.
retirement accounts.
                                                                o   On the letter, the signatures of all persons
                                                                    authorized to sign for the account, exactly as
                                                                    the account is registered.

                                                                o   Medallion signature guarantee if applicable (see
                                                                    above).

                                                                o   Corporate business/organization resolution if
                                                                    applicable.

                                                                o   Inheritance tax waiver (if applicable).

--------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                               o   Letter of instruction signed by executor.

                                                                o   Copy of order appointing executor, certified
                                                                    within the past 12 months.

                                                                o   Medallion signature guarantee if applicable (see
                                                                    above).

                                                                o   Inheritance tax waiver (if applicable).

--------------------------------------------------------------------------------------------------------------------

--------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

--------------------------------------

                                                                 YOUR ACCOUNT 15

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M., Eastern Time). The NAV for each fund is calculated based on the NAVs of the underlying funds in which it invests. Each underlying fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available, or are considered by the Adviser to be unreliable, an underlying fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by an underlying fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices, quotations and some fair value methods, the underlying funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The underlying funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds and underlying funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, the funds may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class R1 shares for Class R1 shares of other John Hancock Funds that are available through your plan, or Money Market Fund Class A shares without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R1 shares.

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel, (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order, even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account-holder level or the underlying shareholder level.

16 YOUR ACCOUNT

Exchange limitation policies The funds' board of trustees has adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the record of the funds' underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

                                                                 YOUR ACCOUNT 17

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance;

o     after any changes of name or address of the registered owner(s);

o     in all other circumstances, every quarter.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

The transfer agent maintains an account for each financial services firm and records all account transactions. Retirement Plan Accounts will be sent confirmation statements showing the details of your transactions as they occur.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. The funds declare and pay any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The funds' portfolio securities disclosure policy can be found in the SAI and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

18 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the funds and the underlying funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the funds and the underlying funds (other than Strategic Income
Fund) have the power to change these funds' respective investment goals without shareholder approval.

The trustees of U.S. Global Leaders Growth Fund have the power to change the focus of the fund's policy of normally investing at least 80% of its assets in "U.S. Global Leaders" without shareholder approval. U.S. Global Leaders Growth Fund will provide written notice to shareholders at least 60 days prior to a change in this policy.

Management fees The funds do not pay management fees directly. Each fund, as a shareholder in the underlying John Hancock Funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds. The management fees paid to the investment adviser by the underlying funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                           % of net assets
--------------------------------------------------------------------------------
Classic Value                                                             0.84%*
--------------------------------------------------------------------------------
Strategic Income                                                          0.36%
--------------------------------------------------------------------------------
U.S. Global Leaders Growth                                                0.75%*

*     After expense reimbursement.

A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual report to shareholders dated December 31, 2006.


                                                                    ------------

                                                                    Shareholders ----------------------|
                                                                                                       |
                                                                    ------------                       |
                                                                           |                           |
                                                                           |                           |
                  |----                              -------------------------------------------       |
                  |                                                                                    |
                  |                                         Financial services firms and               |
                  |                                            their representatives                   |
                  |                                                                                    |
                  |                           |----- Advise current and prospective shareholders ------|
                  |                           |           on their fund investments, often             |
                  |    Distribution and       |             in the context of an overall               |
                  |  shareholder services     |                    financial plan.                     |
                  |                           |                                                        |
                  |                           |      -------------------------------------------       |
                  |                           |                                                        |
                  |      -------------------------------------------    -----------------------------------------------------
                  |
                  |                 Principal distributor                                Transfer agent
                  |
                  |                John Hancock Funds, LLC                   John Hancock Signature Services, Inc.
                  |
                  |       Markets the funds and distributes shares      Handles shareholder services, including recordkeeping
                  |      through selling brokers, financial planners        and statements, distribution of dividends and
                  |         and other financial representatives.                processing of buy and sell requests.
                  |
                  |----  -------------------------------------------    -----------------------------------------------------
                                              |                                                           |
                                              |-----------------------------------------------------------|
                                                                       |                                                ----|
  -------------------------------    -------------------------------   |-------------------------------------               |
                                                                       |                                                    |
            Subadvisers                                                |             Custodian                              |
                                           Investment adviser          |                                                    |
Pzena Investment Management, LLC                                       |        The Bank of New York                        |
      120 West 45th Street             John Hancock Advisers, LLC      |           One Wall Street                          |
       New York, NY 10036                  601 Congress Street         |         New York, NY 10286                Asset    |
                                          Boston, MA 02210-2805        |                                         management |

    MFC Global Investment        ----                                  |  Holds the funds' assets, settles all              |
    Management (U.S.), LLC             Manages the funds' business and |  portfolio trades and collects most of             |
     101 Huntington Avenue                 investment activities.      |     the valuation data required for                |
      Boston, MA 02199                                                 |      calculating each fund's NAV.                  |

                                                                       |                                                    |
 Sustainable Growth Advisers, LP                                       |                                                    |
        3 Stamford Plaza               ------------------------------- |  -------------------------------------             |
 301 Tresser Blvd., Suite 1310                            |            |                  |                                 |
       Stamford, CT 06901                                 |            |                  |                             ----|
                                                            ------------------------------
  Provide portfolio management to                                      |
    certain underlying funds.                               ------------------------------

---------------------------------                                     Trustees

                                                            Oversee the funds' activities.

                                                           ------------------------------

                                                                 FUND DETAILS 19

Subadvisers to the underlying funds Pzena Investment Management, LLC (PIM) subadvises Classic Value Fund and was investment adviser to its predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, managing principal, chief executive officer and co-chief investment officer. PIM provides investment advisory services to individual and institutional investors and, as of December 31, 2006, had total assets under management of approximately $27.3 billion.

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) subadvises Strategic Income Fund. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2006, had total assets under management of approximately $26 billion.

Sustainable Growth Advisers, LP (SGA) subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George Fraise, Gordon Marchand and Robert L. Rohn each own 24% of SGA. Total assets under management by SGA principals as of December 31, 2006 were approximately $3.5 billion.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT A FUND-OF-FUNDS STRUCTURE

The funds invest in a combination of John Hancock mutual funds (the "underlying funds") on a fixed-percentage basis. The principal investment policies and risks of the various underlying funds are described in the section of this prospectus called "Underlying Funds".

Each fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the funds entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay operating expenses of both the fund and the underlying funds.

In addition, the underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions, as well as rebalancing of a fund's portfolio, may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from a fund's transactions, in shares of the underlying funds.

20 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES


Below is an alphabetical list of the portfolio managers for the underlying funds, including a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about the underlying funds' portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.


Antonio DeSpirito III
--------------------------------------------------------------------------------
Principal and portfolio manager, Pzena Investment Management, LLC
Joined subadviser in 1996
Began business career in 1993


Barry H. Evans, CFA
--------------------------------------------------------------------------------
President, chief fixed-income officer and chief operating officer, MFC Global
  Investment Management (U.S.), LLC
Joined subadviser in 2005
Senior vice president, chief fixed-income officer and chief operating officer,
  John Hancock Advisers, LLC (1986-2005)
Began business career in 1986


George P. Fraise
--------------------------------------------------------------------------------
Principal, Sustainable Growth Advisers, LP
Joined subadviser in 2003
Executive vice president, Yeager, Wood & Marshall, Inc. (2000-2003)
Began business career in 1987

John P. Goetz
--------------------------------------------------------------------------------
Managing principal (since 1997) and co-chief investment officer (since 2005),
  Pzena Investment Management, LLC
Director of Research, Pzena Investment Management, LLC (1996-2005)
Joined subadviser in 1996
Began business career in 1979


John F. Iles
--------------------------------------------------------------------------------
Vice president, MFC Global Investment Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC (1999-2005)
Began business career in 1984

Daniel S. Janis III
--------------------------------------------------------------------------------
Senior vice president, MFC Global Investment Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC (1999-2005)
Began business career in 1984


Gordon M. Marchand, CFA, CIC
--------------------------------------------------------------------------------
Principal, Sustainable Growth Advisers, LP
Joined subadviser in 2003
Chief financial and operating officer, Yeager, Wood & Marshall, Inc. (1984-2003) Began business career in 1978

Richard S. Pzena
--------------------------------------------------------------------------------
Founder, managing principal, chief executive officer (since 1995) and co-chief investment officer (since 2005), Pzena Investment Management, LLC
Began business career in 1980


Robert L. Rohn
--------------------------------------------------------------------------------
Principal, Sustainable Growth Advisers, LP
Joined subadviser in 2003
Chairman and chief executive officer, W.P. Stewart, Inc. (1991-2003)
Began business career in 1983


                                                                 FUND DETAILS 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Allocation Growth + Value Portfolio

Figures audited by PricewaterhouseCoopers LLP.



CLASS R1 SHARES  PERIOD ENDED                                12-31-05(1)  12-31-06
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.00     $  10.26
--------------------------------------------------------------------------------------
Net investment loss(2,3)                                        (0.02)          --(10)
--------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                  0.32         0.89
--------------------------------------------------------------------------------------
Total from investment operations                                 0.30         0.89
--------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------
From net investment income                                      (0.04)       (0.01)
--------------------------------------------------------------------------------------
From net realized gain                                             --        (0.02)
--------------------------------------------------------------------------------------
                                                                (0.04)       (0.03)
--------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.26     $  11.12
--------------------------------------------------------------------------------------
Total return(4,5) (%)                                            3.01(6)      8.72
--------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            --(11)       --(11)
--------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)               1.08(8)      0.60
--------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)           9.77(8)      3.52
--------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)          (0.56)(8)    (0.02)
--------------------------------------------------------------------------------------
Portfolio turnover (%)                                              1           15
--------------------------------------------------------------------------------------

(1)   Beginning of operations from 9-19-05 through 12-31-05.

(2)   Based on the average of the shares outstanding.

(3) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total return would have been lower had certain expenses not been reduced during the period shown.

(6)   Not annualized.

(7) Does not include expenses of the underlying funds in which the Portfolio invests. The estimated annual expense ratio of the underlying funds was 0.87%.

(8)   Annualized.

(9) Does not take into consideration expense reductions during the period shown.

(10)  Less than (0.01) per share.

(11)  Less than $500,000.


22 FUND DETAILS

Allocation Core Portfolio


Figures audited by PricewaterhouseCoopers LLP.



CLASS R1 SHARES  PERIOD ENDED                             12-31-05(1)  12-31-06
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of period                      $  10.00     $  10.04
-----------------------------------------------------------------------------------
Net investment income(2,3)                                    0.07         0.17
-----------------------------------------------------------------------------------
Net realized and unrealized gain on investments               0.07         0.55
-----------------------------------------------------------------------------------
Total from investment operations                              0.14         0.72
-----------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------
From net investment income                                   (0.10)       (0.28)
-----------------------------------------------------------------------------------
From net realized gain                                          --        (0.01)
-----------------------------------------------------------------------------------
                                                             (0.10)       (0.29)
-----------------------------------------------------------------------------------
Net asset value, end of period                            $  10.04     $  10.47
-----------------------------------------------------------------------------------
Total return(4,6) (%)                                         1.40(5)      7.18
-----------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period (in millions)                         --(10)       --(10)
-----------------------------------------------------------------------------------
Ratio of net expenses to average net assets(7) (%)            1.08(8)      0.60
-----------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7,9) (%)        5.56(8)      2.67
-----------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      2.32(8)      1.71
-----------------------------------------------------------------------------------
Portfolio turnover (%)                                           1           21
-----------------------------------------------------------------------------------

(1)   Beginning of operations from 9-19-05 through 12-31-05.

(2)   Based on the average of the shares outstanding.

(3) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5)   Not annualized.

(6) Total return would have been lower had certain expenses not been reduced during the period shown.

(7) Does not include expenses of the underlying funds in which the Fund invests. The estimated annual expense ratio of the underlying funds was 0.74%.

(8)   Annualized.

(9) Does not take into consideration expense reductions during the period shown.

(10)  Less than $500,000.


                                                                 FUND DETAILS 23

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock asset allocation portfolios:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696
By EASI-Line: 1-800-597-1897
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC                                       AARPN 5/07

--------------------------------------------------------------------------------

[JOHN HANCOCK(R) LOGO]
   the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com


----------------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

----------------------------------------

[JOHN HANCOCK(R) LOGO]
----------------------
     MUTUAL FUNDS

                                                                    John Hancock
                                                                Retirement Funds

--------------------------------------------------------------------------------


                                                              CLASS R1 SHARES

                                                           Classic Value Fund

                                                        Classic Value Fund II

                                                        Large Cap Select Fund

                                                     Sovereign Investors Fund

                                              U.S. Global Leaders Growth Fund


--------------------------------------------------------------------------------


Prospectus
5.1.2007


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

      JOHN HANCOCK RETIREMENT FUNDS
      --------------------------------------------------------------------------


      Classic Value Fund                                                       4
      Classic Value Fund II                                                    6
      Large Cap Select Fund                                                    8
      Sovereign Investors Fund                                                10
      U.S. Global Leaders Growth Fund                                         12

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Who can buy Class R1 shares                                             14
      Class R1 shares cost structure                                          14
      Opening an account                                                      14
      Information for plan participants                                       15
      Buying shares                                                           16
      Selling shares                                                          17
      Transaction policies                                                    19
      Dividends and account policies                                          21
      Additional investor services                                            21

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      22
      Management biographies                                                  24
      Financial highlights                                                    25

      APPENDIX
      --------------------------------------------------------------------------
      Historical performance of corresponding John Hancock
      Classic Value Fund                                                      30

      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Retirement Funds

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock retirement funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of December 31, 2006 managed approximately $40 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC OMITTED]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC OMITTED]

Past performance

The fund's total return, measured year-by-year and over time.

[GRAPHIC OMITTED]

Main risks

The major risk factors associated with the fund.

[GRAPHIC OMITTED]

Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Classic Value Fund Fund is generally closed to new investors (see "OPENING AN ACCOUNT" on page 20 for details).

[GRAPHIC OMITTED]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor's 500 Index.

In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $6.1 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

o     cheap on the basis of current price to estimated normal level of earnings

o     current earnings below normal levels

o     a sound plan to restore earnings to normal

o     a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

Under normal market circumstances, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market circumstances, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R1, total returns


Best quarter: Q4 '04, 9.64%
Worst quarter: Q2 '06, -2.91%


After-tax returns


After-tax returns are shown for Class R1 shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R1 shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R1 shareholders.


Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.


--------------------------------------------------------------------------------
Class R1 calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                             2004     2005    2006
                            -----------------------
                            13.91%   8.44%   16.15%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                       Life of
                                                             1 year   Class R1
--------------------------------------------------------------------------------
Class R1 before tax (began 8-5-03)                            16.15%     17.07%
--------------------------------------------------------------------------------
Class R1 after tax on distributions                           15.42%     16.62%
--------------------------------------------------------------------------------
Class R1 after tax on distributions, with sale                11.11%     14.71%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*                                  15.79%     14.02%
--------------------------------------------------------------------------------
Russell 1000 Value Index*                                     22.24%     18.37%
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the fund also compared its performance to the Standard & Poor's 500 Index. After this date, the fund changed the index to which it compares its performance to a single index, the Russell 1000 Value Index, which better represents the fund and its investment universe versus the Standard & Poor's 500 Index.

[GRAPHIC OMITTED]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:


o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

YOUR EXPENSES

Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.83%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                      0.50%
--------------------------------------------------------------------------------
Service plan fee                                                           0.16%
--------------------------------------------------------------------------------
Other expenses                                                             0.19%
--------------------------------------------------------------------------------
Total fund operating expenses                                              1.68%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 0.00%
--------------------------------------------------------------------------------
Net annual operating expenses                                              1.68%


The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                      Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class R1                                       $171     $530     $913     $1,987

--------------------------------------------------------------------------------
SUBADVISER

Pzena Investment Management, LLC

Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS

Richard S. Pzena
Managed fund since it began in 1996

John P. Goetz
Managed fund since it began in 1996

Antonio DeSpirito III
Joined fund team in 2006

Managers share investment strategy and decisions


See page 30 for the management biographies.


FUND CODES

Class R1   Ticker           JCVRX
           CUSIP            409902699
           Newspaper        --
           SEC number       811-1677
           JH fund number   638

Classic Value Fund II

[GRAPHIC OMITTED]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor's 500 Index.

In choosing domestic securities, the subadviser screens a dynamic universe of the 400 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $8.5 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of long-term earnings power.

The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

o     cheap on the basis of current price to estimated normal level of earnings

o     current earnings below normal levels

o     a sound plan to restore earnings to normal

o     a sustainable business advantage.

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

Under normal market circumstances, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market circumstances, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

PAST PERFORMANCE

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has existed for less than a full calendar year, there is no past performance to report.

[GRAPHIC OMITTED]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money. To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

YOUR EXPENSES

Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.80%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                      0.50%
--------------------------------------------------------------------------------
Service plan fee                                                           0.25%
--------------------------------------------------------------------------------
Other expenses                                                             1.03%
--------------------------------------------------------------------------------
Total fund operating expenses                                              2.58%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 0.94%
--------------------------------------------------------------------------------
Net annual operating expenses                                              1.64%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class R1                                 $ 167      $ 713    $ 1,286     $ 2,845

--------------------------------------------------------------------------------
SUBADVISER

Pzena Investment Management, LLC

Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS

Richard S. Pzena
Managed fund since inception

John P. Goetz
Managed fund since inception

Antonio DeSpirito III
Managed fund since inception

Managers share investment strategy and decisions

See page 30 for the management biographies.

FUND CODES

Class R1  Ticker           JHIRX
          CUSIP            409902418
          Newspaper        --
          SEC number       811-1677
          JH fund number   635

Large Cap Select Fund

[GRAPHIC OMITTED]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies with market capitalizations in excess of $5 billion). The fund invests primarily in U.S.-based companies whose growth, cash flow, earnings and dividend attributes are attractive and whose securities are reasonably priced and have the potential for capital appreciation, in the opinion of the management team.

In managing the portfolio, the management team looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company's growth and earnings, the management team considers, among other things, the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share.

In attempting to determine reasonable price levels for a company's securities, the management team utilizes a variety of measurement methods, including discounted cash flow analysis of expected earnings streams and an evaluation of the company's price-to-earnings ratio.

Under normal market circumstances, the fund invests substantially all of its assets in equity securities (common and preferred stocks and their equivalents).

In abnormal circumstances, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund may not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R1, total returns

Best quarter: Q4 '04, 6.78%
Worst quarter: Q3 '04, -4.48%

After-tax returns

After-tax returns are shown for Class R1 shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R1 shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R1 shareholders.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.


--------------------------------------------------------------------------------
Class R1 calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                             2004     2005      2006
                            -------------------------
                            4.98%    -2.96%    13.58%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                       Life of
                                                              1 year  Class R1
--------------------------------------------------------------------------------
Class R1 before tax (began 11-3-03)                            13.58%     6.21%
--------------------------------------------------------------------------------
Class R1 after tax on distributions                            12.70%     5.76%
--------------------------------------------------------------------------------
Class R1 after tax on distributions, with sale                  9.65%     5.26%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    15.79%    11.71%

[GRAPHIC OMITTED]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the management team's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

YOUR EXPENSES

Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                      0.50%
--------------------------------------------------------------------------------
Service plan fee                                                           0.25%
--------------------------------------------------------------------------------
Other expenses                                                             0.72%
--------------------------------------------------------------------------------
Total fund operating expenses                                              2.22%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 0.13%
--------------------------------------------------------------------------------
Net fund operating expenses                                                2.09%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class R1                                 $ 212      $ 682    $ 1,178     $ 2,544


--------------------------------------------------------------------------------
SUBADVISER

Shay Assets Management, Inc.

Responsible for day-to-day investment management
Founded in 1981
Supervised by the adviser

PORTFOLIO MANAGERS

John J. McCabe
Managed fund since 1991

Mark F. Trautman
Managed fund since 1993

Managers share investment strategy and decisions


See page 30 for the management biographies.


FUND CODES

Class R1  Ticker           JHLRX
          CUSIP            409902673
          Newspaper        --
          SEC number       811-1677
          JH fund number   649

Sovereign Investors Fund

[GRAPHIC OMITTED]

GOAL AND STRATEGY


The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On December 31, 2006, that range was $1.41 billion to $446.9 billion.


At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class R1, total returns

Best quarter: Q4 '04, 6.80%
Worst quarter: Q3 '04, -2.33%


After-tax returns


After-tax returns are shown for Class R1 shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R1 shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R1 shareholders.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

--------------------------------------------------------------------------------
Class R1 calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                            2004      2005      2006
                            ------------------------
                            5.22%     1.75%    13.22%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                        Life of
                                                              1 year   Class R1
--------------------------------------------------------------------------------
Class R1 before tax (began 8-5-03)                             13.22%      9.63%
--------------------------------------------------------------------------------
Class R1 after tax on distributions                            11.39%      8.60%
--------------------------------------------------------------------------------
Class R1 after tax on distributions, with sale                 10.83%      8.14%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    15.79%     14.02%

[GRAPHIC OMITTED]

MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

YOUR EXPENSES


Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.59%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                      0.50%
--------------------------------------------------------------------------------
Service plan fee                                                           0.71%
--------------------------------------------------------------------------------
Other expenses                                                             0.12%
--------------------------------------------------------------------------------
Total fund operating expenses                                              1.92%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3   Year 5     Year 10
--------------------------------------------------------------------------------
Class R1                                    $  195   $  603   $1,037     $ 2,243

--------------------------------------------------------------------------------
SUBADVISER

Sovereign Asset Management, a division of MFC Global Investment Management (U.S.), LLC

Responsible for day-to-day investment management
A subsidiary of John Hancock
Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

John F. Snyder III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Managers share investment strategy and decisions

See page 30 for the management biographies.

FUND CODES

Class R1   Ticker           SVIRX
           CUSIP            47803P849
           Newspaper        --
           SEC number       811-0560
           JH fund number   629

U.S. Global Leaders Growth Fund

[GRAPHIC OMITTED]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of U.S. Global Leaders. Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.

o Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.


As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $1.41 billion to $446.9 billion as of December 31, 2006).


The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class R1, total returns

Best quarter: Q4 '04, 7.53%
Worst quarter: Q2 '06, -7.30%


After-tax returns

After-tax returns are shown for Class R1 shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R1 shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R1 shareholders.

Indexes (reflect no fees or taxes)


Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell 1000 Growth Index, an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
Class R1 calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                             2004    2005   2006
                             --------------------
                             8.20%   2.09%  0.99%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                        Life of
                                                              1 year   Class R1
--------------------------------------------------------------------------------
Class R1 before tax (began 8-5-03)                              0.99%      6.63%
--------------------------------------------------------------------------------
Class R1 after tax on distributions                             0.99%      6.63%
--------------------------------------------------------------------------------
Class R1 after tax on distributions, with sale                  0.64%      5.70%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*                                   15.79%     14.02%
--------------------------------------------------------------------------------
Russell 1000 Growth Index*                                      9.07%     10.45%
--------------------------------------------------------------------------------

* As of December 29, 2006, the fund is adding the Russell 1000 Growth Index, another benchmark that the fund is being measured against on both the consultant and institutional side.

[GRAPHIC OMITTED]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

YOUR EXPENSES


Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                      0.50%
--------------------------------------------------------------------------------
Service plan fee                                                           0.36%
--------------------------------------------------------------------------------
Other expenses                                                             0.12%
--------------------------------------------------------------------------------
Total fund operating expenses                                              1.73%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 4-30-08)                 0.03%
--------------------------------------------------------------------------------
Net annual operating expenses                                              1.70%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1    Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class R1                                 $ 173     $ 542      $ 936     $ 2,038


--------------------------------------------------------------------------------

SUBADVISER

Sustainable Growth Advisers, LP

Responsible for day-to-day investment management
Founded in 2003
Supervised by the adviser

PORTFOLIO MANAGERS

Gordon M. Marchand, CFA, CIC
Managed fund since it began in 1995

George P. Fraise
Joined fund team in 2000

Robert L. Rohn
Joined fund team in 2003

Managers share investment strategy and decisions


See page 30 for the management biographies.

FUND CODES

Class R1       Ticker            UGLRX
               CUSIP             409902681
               Newspaper         --
               SEC number        811-1677
               JH fund number    626

Your account

--------------------------------------------------------------------------------
WHO CAN BUY CLASS R1 SHARES


Class R1 shares are available to certain types of investors, as noted below:

      o 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

      o The plan's recordkeeper or financial service firm must have an agreement with John Hancock Funds, LLC to utilize Class R1 shares in certain investment products or programs.

      o Class R1 shares are available only to retirement plans where Class R1 shares are held on the books of the funds through omnibus accounts (either at the plan level or at the level of the financial service firm).

Class R1 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or Individual 403(b) plans.

--------------------------------------------------------------------------------
CLASS R1 SHARES COST STRUCTURE

Class R1 shares are offered without any front-end or contingent deferred sales charges.

Class R1 shares have a Rule 12b-1 plan and a separate Service Plan. Under the 12b-1 plan, each fund pays a fee of up to 0.50% for the sale, distribution and service of its shares, including services to retirement plans or plan participants. In addition, under the Service Plan, a fund may pay a separate service fee of up to 0.25% for certain other services to retirement plans or participants.


Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other share classes of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.



Additional payments to financial intermediaries


Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

      o     directly, by the payment of sales commissions, if any; and

      o     indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.


2     Determine if you are eligible, referring to "Who can buy Class R1 shares."

3 Eligible retirement plans generally may open an account and purchase Class R1 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R1 shares of the funds. Additional shares may be purchased through a retirement plan's administrator or recordkeeper. There is no minimum initial investment for Class R1 shares. A retirement plan participant can obtain a retirement plan application or a rollover individual retirement account application from his/her financial representative, plan administrator or by calling John Hancock Signature Services, Inc. (Signature Services), the fund's transfer agent at 1-888-972-8696.


14 YOUR ACCOUNT

JOHN HANCOCK CLASSIC VALUE FUND

Effective the close of business on December 13, 2006, the John Hancock Classic Value Fund (the Fund) was closed to new investors, except as provided below. Shareholders holding accounts in the Fund as of the close of business on December 13, 2006, may continue to purchase additional shares in the Fund into those accounts after that date. Investors who did not maintain an account in the Fund as of the close of business on December 13, 2006, generally will not be permitted to establish an account in the Fund except that new Fund accounts may be established by:

1 participants in most group employer retirement plans (and their successor plans) if the Fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by September 15, 2006;

2 participants in certain 529 plans that have a signed agreement with John Hancock Funds and offer the Fund as a plan option prior to September 15, 2006 (or were in the process of being established prior to September 15, 2006); and

3     employees of Pzena Investment Management.


--------------------------------------------------------------------------------
INFORMATION FOR PLAN PARTICIPANTS

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.


Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R1 shares of the funds.


                                                                 YOUR ACCOUNT 15

FOR IRA ROLLOVER ACCOUNTS ONLY

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

                    Opening an account                                          Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]   o   Make out a check for the investment amount, payable     o   Make out a check for the investment amount,
                        to "John Hancock Signature Services, Inc."                  payable to "John Hancock Signature Services,
                                                                                    Inc."
                    o   Deliver the check and your completed application to
                        your financial representative, or mail them to          o   Fill out the detachable investment slip from an
                        Signature Services (address below).                         account statement. If no slip is available,
                                                                                    include a note specifying the fund name(s), your
                                                                                    share class, your account number and the name(s)
                                                                                    in which the account is registered.

                                                                                o   Deliver the check and investment slip or note to
                                                                                    your financial representative, or mail them to
                                                                                    Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]   o   Call your financial representative or Signature         o   Call your financial representative or Signature
                        Services to request an exchange.                            Services to request an exchange.


                    o   You may only exchange Class R1 shares for other         o   You may only exchange Class R1 shares for other
                        Class R1 shares or Money Market Fund Class A shares.        Class R1 shares or Money Market Fund Class A
                                                                                    shares.


------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]   o   Deliver your completed application to your              o   Obtain wiring instructions by calling Signature
                        financial representative or mail it to Signature            Services.
                        Services.
                                                                                o   Instruct your bank to wire the amount of your
                    o   Obtain your account number by calling your                  investment.
                        financial representative or Signature Services.
                                                                                Specify the fund name(s), your share class, your
                    o   Obtain wiring instructions by calling Signature         account number and the name(s) in which the account
                        Services.                                               is registered. Your bank may charge a fee to wire
                                                                                funds.
                    o   Instruct your bank to wire the amount of your
                        investment.

                    Specify the fund name(s), your share class, your new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]   See "By exchange" and "By wire."                            o   Verify that your bank or credit union is a
                                                                                    member of the Automated Clearing House (ACH)
                                                                                    system.

                                                                                o   Complete the "To Purchase, Exchange or Redeem
                                                                                    Shares via Telephone" and "Bank Information"
                                                                                    sections on your account application.

                                                                                o   Call Signature Services to verify that these
                                                                                    features are in place on your account.

                                                                                o   Call your financial representative or Signature
                                                                                    Services with the fund name(s), your share
                                                                                    class, your account number, the name(s) in which
                                                                                    the account is registered and the amount of your
                                                                                    investment.

-------------------------------------

Address:


John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001


Phone Number: 1-888-972-8696

-------------------------------------

16 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                                To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  o   Sales of any amount.                                     o   Write a letter of instruction indicating the
                                                                                    fund name, your account number, your share
                   o   Certain requests will require a Medallion signature          class, the name(s) in which the account is
                       guarantee. Please refer to "Selling shares in writing"       registered and the dollar value or number of
                       (see next page).                                             shares you wish to sell.

                                                                                o   Include all signatures and any additional
                                                                                    documents that may be required (see next page).

                                                                                o   Mail the materials to Signature Services.

                                                                                o   A check or wire will be sent according to your
                                                                                    letter of instruction.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  o    Sales of up to $100,000.                                o   To place your request with a representative at
                                                                                    John Hancock Funds, call Signature Services
                                                                                    between 8:30 A.M. and 5:00 P.M., Eastern Time
                                                                                    on most business days or your financial
                                                                                    representative.

                                                                                o   Redemption proceeds of up to $100,000 may be
                                                                                    sent by wire or by check. A check will be mailed
                                                                                    to the exact name(s) and address on the account.
                                                                                    Redemption proceeds exceeding $100,000 must be
                                                                                    wired to your designated bank account.

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  o   Requests by letter to sell any amount.                   o   To verify that the telephone redemption
                                                                                    privilege is in place on an account, or to
                   o   Requests by phone to sell up to $100,000 (accounts           request the forms to add it to an existing
                       with telephone redemption privileges).                       account, call Signature Services.

                                                                                o   Amounts of $5 million or more will be wired on
                                                                                    the next business day.

                                                                                o   Amounts up to $100,000 may be sent by EFT or by
                                                                                    check.
                                                                                    Funds from EFT transactions are generally
                                                                                    available by the second business day. Your bank
                                                                                    may charge a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  o   Sales of any amount.                                     o   Obtain a current prospectus for the fund into
                                                                                    which you are exchanging by calling your
                                                                                    financial representative or Signature Services.


                                                                                o   You may only exchange Class R1 shares for other
                                                                                    Class R1 shares or Money Market Fund Class A
                                                                                    shares.


                                                                                o   Call your financial representative or Signature
                                                                                    Services to request an exchange.

                                                                 YOUR ACCOUNT 17

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                                          Requirements for written requests  [GRAPHIC OMITTED]
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual retirement accounts and certain other retirement           o   Letter of instruction.
accounts.
                                                                                o   On the letter, the signatures of all persons
                                                                                    authorized to sign for the account, exactly as
                                                                                    the account is registered.

                                                                                o   Medallion signature guarantee if applicable
                                                                                    (see above).

                                                                                o   Corporate business/organization resolution if
                                                                                    applicable.

                                                                                o   Inheritance tax waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                               o   Letter of instruction signed by executor.

                                                                                o   Copy of order appointing executor, certified
                                                                                    within the past 12 months.

                                                                                o   Medallion signature guarantee if applicable (see
                                                                                    above).

                                                                                o   Inheritance tax waiver (if applicable).
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------

Address:


John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001


Phone Number: 1-888-972-8696

-------------------------------------

18 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available, or are considered by the Adviser to be unreliable, a fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Execution of requests The funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, the funds may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange Class R1 shares for Class R1 shares of other John Hancock Funds that are available through your plan, or Money Market Fund Class A shares without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R1 shares.


Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 19

Exchange limitation policies The funds' board of trustees has adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the funds' underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and Social Security number. If you

20 YOUR ACCOUNT
do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

The transfer agent maintains an account for each financial services firm and records all account transactions. Retirement Plan Accounts will be sent confirmation statements showing the details of your transactions as they occur.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Sovereign Investors Fund typically declares and pays income dividends quarterly. Bond Fund and Strategic Income Fund generally declare dividends daily and pay them monthly. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually. With respect to Bond Fund and Strategic Income Fund, your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The funds' portfolio securities disclosure policy can be found in the SAI and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

                                                                 YOUR ACCOUNT 21

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The trustees of Classic Value, Classic Value II, Large Cap Select and U.S. Global Leaders Growth Funds have the power to change these funds' respective investment goals without shareholder approval.


The trustees of Large Cap Select and U.S. Global Leaders Growth Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

                                                                      ------------

                                                                      Shareholders -----------------------
                                                                                                          |
                                                                      ------------                        |
                                                                            |                             |
                                                                            |                             |
                   ---                                 -------------------------------------------        |
                   |                                                                                      |
                   |                                          Financial services firms and                |
                   |                                             their representatives                    |
                   |                                                                                      |
                   |                              ---- Advise current and prospective shareholders -------|
                   |                              |         on their fund investments, often              |
                   |     Distribution and         |           in the context of an overall                |
                   |   shareholder services       |                  financial plan.                      |
                   |                              |                                                       |
                   |                              |    -------------------------------------------        |
                   |                              |                                                       |
                   |                              |                                                       |
                   |     -------------------------------------------      ------------------------------------------------------
                   |
                   |                Principal distributor                                  Transfer agent
                   |
                   |               John Hancock Funds, LLC                     John Hancock Signature Services, Inc.
                   |
                   |      Markets the funds and distributes shares        Handles shareholder services, including record-keeping
                   |     through selling brokers, financial planners          and statements, distribution of dividends and
                   |        and other financial representatives.                  processing of buy and sell requests.
                   |
                   ---   --------------------------------------------     ------------------------------------------------------
                                                |                                                         |
                                                |                                                         |
                                                -----------------------------------------------------------
                                                                       |
                                                                       |
 --------------------------------     -------------------------------  |  -------------------------------------               ---
                                                                       |                                                        |
            Subadvisers                     Investment adviser         |               Custodian                                |
                                                                       |                                                        |
  Pzena Investment Management, LLC      John Hancock Advisers, LLC     |          The Bank of New York                          |
      120 West 45th Street                  601 Congress Street        |             One Wall Street                            |
           34th Floor                       Boston, MA 02210-2805      |           New York, NY 10286                Asset      |
       New york, NY 10036         --                                   |                                           management   |
                                                                       |                                                        |
   Shay Assets Management, Inc.       Manages the funds' business and  |  Holds the funds' assets, settles all                  |
    230 West Monroe Street                investment activities.       |  portfolio trades and collects most of                 |
      Chicago, IL 60606                                                |     the valuation data required for                    |
                                                                       |     calculating each fund's NAV.                       |
     MFC Global Investment                                             |                                                        |
    Management (U.S.), LLC            -------------------------------  |  -------------------------------------                 |
      101 Huntington Avenue                          |                 |                     |                                  |
        Boston, MA 02199                             |                 |                     |                                  |
                                                     -----------------------------------------                                ---
   Sustainable Growth Advisers, LP                                     |
         3 Stamford Plaza                                              |
     301 Tresser Blvd, Suite 1310                                      |
         Stamford, CT 06901                               ------------------------------

  Provide portfolio management to                                    Trustees
           certain funds.
                                                          Oversee the funds' activities.
 --------------------------------
                                                          ------------------------------

22 FUND DETAILS

Management fees The management fees paid to the investment adviser by the John Hancock funds' last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                            % of net assets
--------------------------------------------------------------------------------
Classic Value                                                              0.83
--------------------------------------------------------------------------------
Classic Value II                                                           0.00*
--------------------------------------------------------------------------------
Large Cap Select                                                           0.62*
--------------------------------------------------------------------------------
Sovereign Investors                                                        0.59
--------------------------------------------------------------------------------
U.S. Global Leaders Growth                                                 0.72*
--------------------------------------------------------------------------------

*After expense reimbursement.

A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual or semiannual report to shareholders, as follows:

Annual report dated December 31, 2006 Classic Value Fund, Classic Value Fund II, Large Cap Select Fund, Sovereign Investors Fund, U.S. Global Leaders Growth Fund

Subadvisers Pzena Investment Management, LLC (PIM) subadvises Classic Value Fund and Classic Value Fund II, and was investment adviser to Classic Value's predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer. PIM provides investment advisory services to individual and institutional investors and, as of December 31, 2006, had total assets under management of approximately $27.3 billion.

Shay Assets Management, Inc. (SAM) subadvises Large Cap Select Fund. SAM was founded in 1981 and is controlled by Rodger D. Shay, Chairman. SAM managed approximately $3.5 billion in assets as of December 31, 2006, and was the investment adviser to the fund's predecessor, M.S.B. Fund, Inc.

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)), subadvises Sovereign Investors Fund. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2006, had total assets under management of approximately $26 billion.

Sustainable Growth Advisers, LP (SGA) subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn each own 24% of SGA. Total assets under management by SGA principals as of December 31, 2006 were approximately $3.5 billion.

                                                                 FUND DETAILS 23

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the funds, including a brief summary of their business careers over the past five years. The SAI of each fund includes additional details about its portfolio manager(s), including information about their compensation, accounts they manage (other than the fund) and their ownership of fund shares, if any.



Antonio DeSpirito III
--------------------------------------------------------------------------------
Principal and portfolio manager, Pzena
   Investment Management, LLC (since 1996)
Joined subadviser in 1996
Began business career in 1993

Barry H. Evans, CFA
--------------------------------------------------------------------------------

President, Chief fixed income officer, MFC
   Global Investment Management (U.S.), LLC
Joined subadviser in 2005
Senior vice president, chief fixed income officer and chief operating officer, John
   Hancock Advisers, LLC (1986-2005)
Began business career in 1986


George P. Fraise
--------------------------------------------------------------------------------
Principal, Sustainable Growth Advisers, LP
Joined subadviser in 2003
Executive vice president, Yeager, Wood &
   Marshall, Inc. (2000-2003)
Began business career in 1987

John P. Goetz
--------------------------------------------------------------------------------
Managing principal (since 1997) and
   co-chief investment officer (since 2005),
   Pzena Investment Management, LLC
Director of research, Pzena Investment
   Management, LLC (1996-2005)
Joined subadviser in 1996
Began business career in 1979

Gordon M. Marchand, CFA, CIC
--------------------------------------------------------------------------------
Principal, Sustainable Growth Advisers, LP
Joined subadviser in 2003
Chief financial and operating officer,
   Yeager, Wood & Marshall, Inc. (1984-2003)
Began business career in 1977



John J. McCabe
--------------------------------------------------------------------------------
Senior vice president, Shay Assets
   Management, Inc.
Joined subadviser in 1995
Began business career in 1965

Richard S. Pzena
--------------------------------------------------------------------------------
Founder, managing principal, chief executive officer (since 1995) and co-chief investment officer (since 2005), Pzena Investment
   Management, LLC
Began business career in 1980

Robert L. Rohn
--------------------------------------------------------------------------------
Principal, Sustainable Growth Advisers, LP
Joined subadviser in 2003
Chairman and chief executive officer,
   W.P. Stewart, Inc. (1991-2003)
Began business career in 1983

John F. Snyder III
--------------------------------------------------------------------------------

Executive vice president, MFC Global
   Investment Management (U.S.), LLC
Joined subadviser in 1983
Executive vice president, John Hancock
   Advisers, LLC (1991-2005)
Began business career in 1971


Mark F. Trautman
--------------------------------------------------------------------------------
Vice president, Shay Assets
   Management, Inc.
Joined subadviser in 1995
Began business career in 1986

24 FUND DETAILS

Classic Value Fund
Figures audited by PricewaterhouseCoopers LLP.



Class R1 SHARES  PERIOD ENDED                                 12-31-03(1)      12-31-04    12-31-05       12-31-06
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     17.20      $     20.27    $  23.02    $     24.63
--------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                          0.05             0.07        0.08           0.13
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                   3.24             2.75        1.86           3.85
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  3.29             2.82        1.94           3.98
--------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------
From net investment income                                       (0.10)              --       (0.03)         (0.09)
--------------------------------------------------------------------------------------------------------------------
From net realized gain                                           (0.12)           (0.07)      (0.30)         (0.85)
--------------------------------------------------------------------------------------------------------------------
                                                                 (0.22)           (0.07)      (0.33)         (0.94)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $     20.27      $     23.02    $  24.63    $     27.67
--------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                              19.21(4,5)       13.91(4)     8.44(4)       16.15
--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             --(6)   $         2    $     12    $        29
--------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   1.55(7)          1.72        1.65           1.68
--------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                 1.91(7,8)        1.82(8)     1.69(8)        1.68
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          0.69(7)          0.35        0.34           0.51
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              25(5)            16          27             20
--------------------------------------------------------------------------------------------------------------------

(1)   Class R1 shares began operations 8-5-03.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)   Not annualized.

(6)   Less than $500,000.

(7)   Annualized.

(8) Does not take into consideration expense reductions during the periods shown.



                                                                 FUND DETAILS 25

Classic Value Fund II
Figures audited by PricewaterhouseCoopers LLP.



Class R1 SHARES  PERIOD ENDED                                                                              12-31-06(1)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                   $     10.00
-----------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                                                      0.02
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                               1.40
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                              1.42
-----------------------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net realized gain                                                                                        0.03
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                         $     11.39
-----------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                                                                          14.16(4,7)
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                $         1
-----------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                                                               1.46(5)
-----------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                                                             2.40(5,6)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                                                      0.46(5)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                          12(7)
-----------------------------------------------------------------------------------------------------------------------

(1)   Beginning of operations from 7-7-06 through 12-31-06.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)   Annualized.

(6) Does not take into consideration expense reductions during the periods shown.

(7)   Not annualized.


26 FUND DETAILS

Large Cap Select Fund
Figures audited by PricewaterhouseCoopers LLP.



Class R1 SHARES  PERIOD ENDED                                     12-31-03(1)    12-31-04       12-31-05      12-31-06
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  17.10       $  17.79      $   18.45      $  17.54
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(2)                                      (0.02)          0.07          (0.06)        (0.05)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                0.80           0.81          (0.48)         2.44
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.78           0.88          (0.54)         2.39
-------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income                                              --          (0.01)            --            --
-------------------------------------------------------------------------------------------------------------------------
From net realized gain                                               (0.09)         (0.21)         (0.37)        (0.86)
-------------------------------------------------------------------------------------------------------------------------
                                                                     (0.09)         (0.22)         (0.37)        (0.86)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  17.79       $  18.45      $   17.54      $  19.07
-------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                                 4.56(5)        4.98          (2.96)        13.58
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 --(6)          --(6)          --(6)         --(6)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                       1.88(7)        1.44           1.98          2.09
-------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(8) (%)                  2.77(7)        1.54           2.09          2.22
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)      (0.27)(7)       0.40          (0.36)        (0.28)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  22(5)          13             23            12
-------------------------------------------------------------------------------------------------------------------------

(1)   Class R1 shares began operations on 11-3-03.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)   Not annualized.

(6)   Less than $500,000.

(7)   Annualized.

(8) Does not take into consideration expense reductions during the periods shown.


                                                                 FUND DETAILS 27

Sovereign Investors Fund
Figures audited by PricewaterhouseCoopers LLP.



Class R1 SHARES  PERIOD ENDED                                    12-31-03(1)   12-31-04     12-31-05     12-31-06
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  16.63      $  18.75     $  19.54     $  18.48
--------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                             0.02          0.19         0.07         0.06
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      2.11          0.79         0.28         2.38
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     2.13          0.98         0.35         2.44
--------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------
From net investment income                                          (0.01)        (0.19)       (0.14)       (0.07)
--------------------------------------------------------------------------------------------------------------------
From net realized gain                                                 --            --        (1.30)       (2.07)
--------------------------------------------------------------------------------------------------------------------
                                                                    (0.01)        (0.19)       (1.44)       (2.14)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  18.75      $  19.54     $  18.45     $  18.75
--------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                                 12.84(4)       5.22         1.75        13.22
--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                --(5)         --(5)        --(5)        --(5)
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                          1.69(6)       1.13         1.74         1.92
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             0.27(6)       1.00         0.37         0.31
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                 47(4)         20           30           36

(1)   Class R1 shares began operations on 8-5-03.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Not annualized.

(5)   Less than $500,000.

(6)   Annualized.


28 FUND DETAILS

U.S. Global Leaders Growth Fund
Figures audited by PricewaterhouseCoopers LLP.


Class R1 SHARES  PERIOD ENDED                                    12-31-03(1)   12-31-04     12-31-05     12-31-06
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 23.02       $ 25.68      $ 27.77      $ 28.35
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(2)                                     (0.04)         0.16        (0.12)       (0.12)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      2.70          1.95         0.70         0.40
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     2.66          2.11         0.58         0.28
--------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------
From net investment income                                             --         (0.02)          --           --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 25.68       $ 27.77      $ 28.35      $ 28.63
--------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                                 11.56(5)       8.20         2.09(4)      0.99(4)
--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                --(6)    $     2      $     5      $     6
--------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                      1.75(7)       1.53         1.54         1.70
--------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                    1.75(7)       1.53         1.59(8)      1.73(8)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)     (0.42)(7)      0.60        (0.42)       (0.42)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                 15(5)         16           28(9)        34
--------------------------------------------------------------------------------------------------------------------

(1)   Class R1 shares began operations on 8-5-03.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)   Not annualized.

(6)   Less than $500,000.

(7)   Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

(9)   Excludes merger activity.


                                                                 FUND DETAILS 29

Appendix

--------------------------------------------------------------------------------
Historical Performance of Corresponding John Hancock Classic Value Fund


The John Hancock Classic Value Fund II (Classic Value II), a series of John Hancock Funds (JHF), commenced operations on July 7, 2006, and has no performance information to present in the prospectus. Classic Value II is similar to another fund of JHF, Classic Value Fund (the Classic Value). Classic Value II is subadvised by the same investment adviser as Classic Value and has the same portfolio manager(s) and substantially the same investment objective, policies and restrictions as Classic Value. In choosing domestic securities for Classic Value II, the subadviser screens a dynamic universe of the 400 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $8.5 billion.) In choosing individual securities for Classic Value, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $6.1 billion.)

This Appendix presents historical performance information for the Class R1 shares of Classic Value. Because of the similarities between Classic Value II and Classic Value, this information may help provide an indication of Classic Value II's risks by showing how a similar fund has performed historically. The performance of Classic Value, however, does not represent and is not a substitute for, the performance of Classic Value II, and you should not assume that the Classic Value II will have the same future performance as Classic Value. The future performance of Classic Value II may be greater or less than the performance of Classic Value due to, among other things, the number of the holdings in and composition of the portfolio in Classic Value II, as well as the asset size and cash flow differences between Classic Value II and Classic Value.

Performance information -- a bar chart and a table -- is presented on the following page for the shares of Classic Value that correspond to Classic Value
II. The bar chart shows how Classic Value's total return has varied from year to year, while the table shows performance of its Class R1 shares over time (as compared with broad-based market indexes for reference). All figures assume dividend reinvestment. The performance shown in the bar charts and tables would also be lower if the adviser to Classic Value had not reimbursed certain expenses of those funds during the periods shown.

The Class R1 shares of Classic Value do not have front-end or deferred sales charges. The Class R1 shares of Classic Value II also do not have front-end or deferred sales charges. The other expenses of the Class R1 shares of Classic Value, including their Rule 12b-1 fees, are slightly lower than the Class R1 shares of Classic Value II.

An index is unmanaged and it is not possible to invest directly in an index. As such, year-by-year index figures do not account for any sales charges, fees or fund expenses. As indicated above, past performance does not indicate future results.


30 APPENDIX

John Hancock Funds: Classic Value Fund

Corresponding to: Classic Value Fund II

Classic Value Fund
Class R1 total returns
Best quarter: Q4 '04, 9.64%
Worst quarter: Q2 '06, -2.91%

After-tax returns

After-tax returns are shown for Class R1 shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R1 shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R1 shareholders.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.

Net assets of Classic Value Fund as of December 31, 2006: $9,037,272,530

PAST PERFORMANCE

The graph shows how Classic Value Fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of Classic Value Fund's risks. Past performance before and after taxes does not indicate future results.

--------------------------------------------------------------------------------
Class R1 calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                               2004    2005    2006
                              ----------------------
                              13.91%   8.44%  16.15%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                       Life of
                                                   1 year    3 year   Class R1
-------------------------------------------------------------------------------
Class R1 before tax (began 8-5-03)                  16.15%    12.79%     17.07%
-------------------------------------------------------------------------------
Class R1 after tax on distributions                 15.42%    12.42%     16.62%
-------------------------------------------------------------------------------
Class R1 after tax on distributions, with sale      11.11%    10.95%     14.71%
-------------------------------------------------------------------------------
Standard & Poor's 500 Index*                        15.79%    10.44%     14.02%
-------------------------------------------------------------------------------
Russell 1000 Value Index*                           22.24%    15.09%     18.37%
-------------------------------------------------------------------------------

* Prior to December 29, 2006, the fund also compared its performance to the Standard & Poor's 500 Index. After this date, the fund changed the index to which it compares its performance to a single index, the Russell 1000 Value Index, which better represents the fund and its investment universe versus the Standard & Poor's 500 Index.


                                                                     APPENDIX 31

For More information

Two documents are available that offer further information on the retirement funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)


The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:


By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001


By phone: 1-888-972-8696
By EASI-Line: 1-800-597-1897
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC                                       MFRPN 5/07


--------------------------------------------------------------------------------


[JOHN HANCOCK(R) LOGO]
   the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

------------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

------------------------------------

[JOHN HANCOCK(R) LOGO]
----------------------
     MUTUAL FUNDS

                                                                    John Hancock
                                                           Classic Value Fund II

--------------------------------------------------------------------------------

                                                             CLASS NAV SHARES

--------------------------------------------------------------------------------


Prospectus
5.1.2007


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------


      JOHN HANCOCK CLASSIC VALUE FUND II                                       4
      --------------------------------------------------------------------------

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Who can buy shares                                                       6
      Class NAV shares' cost structure                                         6
      Opening an account                                                       6
      Transaction policies                                                     6
      Dividends and account policies                                           8
      Additional investor services                                             8

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                       9
      Management biographies                                                  10
      Financial highlights                                                    11

      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Classic Value Fund II

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the Standard & Poor's 500 Index.

In choosing domestic securities, the subadviser screens a dynamic universe of the 400 largest publicly traded U.S. companies. (As of December 31, 2006, this included companies with market values above approximately $8.5 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of long-term earnings power.

The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

o     cheap on the basis of current price to estimated normal level of earnings

o     current earnings below normal levels

o     a sound plan to restore earnings to normal

o     a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has existed for less than a full calendar year, there is no past performance to report.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money. To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

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[LOGO]

YOUR EXPENSES

Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.80%
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Other expenses                                                             0.13%
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Total fund operating expenses                                              0.93%
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Contractual expense reimbursement (at least until 4-30-08)                 0.04%
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Net annual operating expenses                                              0.89%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                   Year 1    Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class NAV                                    $ 91     $ 292     $ 511    $ 1,139


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SUBADVISER

Pzena Investment Management, LLC

Responsible for day-to-day investment management
Founded in 1995
Supervised by the adviser

PORTFOLIO MANAGERS

Richard S. Pzena
Managed fund since inception

John P. Goetz
Managed fund since inception

Antonio DeSpirito III
Managed fund since inception

Managers share investment strategy and decisions.

See page 10 for management biographies.

FUND CODES

Class I      Ticker        JHNAX
             CUSIP         409902384
             Newspaper     --
             SEC number    811-1677

Your account

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WHO CAN BUY SHARES


Class NAV shares are available to certain types of investors, as noted below:

o Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of JHF II and JHF III. Class NAV shares are also sold to certain institutional investors.


--------------------------------------------------------------------------------
CLASS NAV SHARES' COST STRUCTURE

o     No sales charges

o     No distribution and service (12b-1) fees

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.



--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2     Determine if you are eligible, referring to WHO CAN BUY SHARES.

3 Permitted entities generally may open an account and purchase Class NAV shares, as the case may be, by contacting any broker, dealer, or other financial service firm authorized to sell Class NAV shares of the fund. There is no minimum initial investment for Class NAV shares.

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for the fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time). The fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances, a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Excessive trading The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellation within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the fund or its agents determine that accepting the order could interfere with the efficient management of the fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund

6 YOUR ACCOUNT
rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's NAVs at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The fund's board of trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The fund, through its agents, undertakes to use its best efforts to exercise the fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o The fund may invest a material portion of its assets in securities of non-U.S. issuers and may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S.

                                                                  YOUR ACCOUNT 7
equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The fund's portfolio securities disclosure policy can be found in the SAI and on the fund's Web site, www.jhfunds.com. The fund's Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one-month lag and is available on the fund's Web site until the fund files its next form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

8 YOUR ACCOUNT

Fund details

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BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the fund's investment goal without shareholder approval.

The fund relies on an order from the SEC permitting the Adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by the shareholders. The fund, therefore, is able to change subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the fund (other than by reason of serving as subadviser to the portfolio) (an Affiliated Subadviser) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


The management firm The fund is managed by John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $40 billion in assets as of December 31, 2006.


Management fee The fund pays the investment adviser a management fee at an annual rate of 0.80% of the fund's average daily net assets.

A discussion regarding the basis for the board of trustees' approval of the fund's investment advisory agreement is available in the fund's annual report dated December 31, 2006.


The subadviser Pzena Investment Management, LLC (PIM), 120 West 45th Street, New York, NY, 10036 subadvises the fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer. PIM provides investment advisory services to individual and institutional investors and, as of December 31, 2006, had total assets under management of approximately $27.3 billion.


                                                                  FUND DETAILS 9

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MANAGEMENT BIOGRAPHIES

Below is a list of the portfolio managers for the John Hancock Classic Value Fund II, including a brief summary of their business careers over the past five years. The fund's SAI includes additional information about its portfolio managers, including information about their compensation, accounts they manage (other than the fund) and their ownership of fund shares, if any.

Antonio DeSpirito III
--------------------------------------------------------------------------------
Principal (since 1999) and portfolio manager (since 2000), Pzena Investment
   Management, LLC (since 1996)
Joined subadviser in 1996
Began business career in 1993

John P. Goetz
--------------------------------------------------------------------------------
Managing principal (since 1997) and co-chief investment officer (since 2005),
   Pzena Investment Management, LLC
Director of Research, Pzena Investment Management, LLC (1996-2005)
Joined subadviser in 1996
Began business career in 1979

Richard S. Pzena
--------------------------------------------------------------------------------
Founder, managing principal, chief executive officer (since 1995) and co-chief investment officer (since 2005), Pzena Investment Management, LLC
Began business career in 1980

10 YOUR ACCOUNT

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FINANCIAL HIGHLIGHTS

This section normally details the performance of the fund's share class. Because the share class has not yet commenced operations, there are no financial highlights to report.

                                                                 FUND DETAILS 11

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For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock Classic Value Fund II:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Trust
601 Congress Street
Boston, MA 02210-2805

By phone: 1-800-344-1029
On the Internet: www.jhfunds.com


Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC                                       35NPN 5/07

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[JOHN HANCOCK(R) LOGO]
  the future is yours

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

-----------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

-----------------------------------

(JOHN HANCOCK(R) MUTUAL FUNDS LOGO)

                 John Hancock International Classic Value Fund

                                                                CLASS NAV SHARES

PROSPECTUS


5.1.2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

JOHN HANCOCK INTERNATIONAL CLASSIC VALUE FUND                                  4

YOUR ACCOUNT
Who can buy shares                                                             6
Class NAV Shares cost structure                                                6
Opening an account                                                             6
Transaction policies                                                           7
Dividends and account policies                                                 9
Additional investor services                                                   9

FUND DETAILS
Business structure                                                            10
Management biographies                                                        12

FOR MORE INFORMATION                                                  BACK COVER

International Classic Value Fund

(GRAPHIC OF COMPASS)

GOAL AND STRATEGY

The fund seeks long term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of foreign companies of any size. Equity securities include common and preferred stocks and their equivalents. The fund may invest up to 10% of assets in securities of issuers located in emerging markets as classified by Morgan Stanley Capital International (MSCI). Under normal circumstances the fund will invest in at least six countries throughout the world. The fund is non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the fund, the subadviser follows a classic "deep value" strategy.
It seeks to identify companies it believes are undervalued on the basis of current price to an estimated normal level of earnings, and constructs a portfolio of stocks that are in the most undervalued or "deep value" portion of its universe. Companies considered for investment must have a competitive advantage such as a superior distribution network, low cost structure or simply, tangible assets. Companies in the portfolio also must have a sound plan to restore earnings and cash flow to normal over the long run in the opinion of the subadviser.

In choosing individual securities, the subadviser generally screens a universe of the 1500 largest companies located outside the United States. Using fundamental research and proprietary computer models, the subadviser ranks these companies from the least to the most expensive on the basis of current share price to normal long-term earning power. The subadviser considers investing only in the cheapest companies of the universe, and systematically rules out companies whose share price is not among the most attractive. Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

The fund may use certain derivative instruments (investments whose value is based on indexes, securities or currencies), such as options, futures, forwards and swaps. In abnormal conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goals. The fund may trade securities actively, which could increase its trading costs (thus lowering performance) and increase your taxable distributions.

(GRAPHIC OF BAR CHART)

PAST PERFORMANCE


This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because this fund class has not yet commenced operations, there is no past performance to report.

(GRAPHIC OF MOUNTAIN CHART)

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

- If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

- Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

- In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

-    Certain derivatives could produce disproportionate losses.

Investment in the fund are not bank deposits and are not issued or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

(GRAPHIC OF CALCULATOR)

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annual expenses. Actual expenses may be greater or less.

ANNUAL OPERATING EXPENSES

Management fee                                                        1.05%
Distribution and service (12b-1) fees                                 0.00%
Other expenses                                                        0.54%
Total fund operating expenses(1)                                      1.59%
Contractual expense reimbursement (at least until 4-30-08)(1)         0.48%
Net fund operating expenses                                           1.11%
Estimated indirect expenses of underlying funds                       0.00%
Net fund operating expenses and underlying funds operating expenses   1.11%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through April 30, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES    YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------    ------   ------   ------   -------
Class NAV    $113     $455     $820     $1,849

(1) The Adviser has agreed to limit certain other fund level expenses (not including 12b-1 fees, transfer agent fees, blue sky fees, or printing & postage fees), so that Other Expenses does not exceed 0.06% of the average net assets. This agreement remains in effect until April 30, 2008 and may thereafter be terminated by the adviser at any time upon notice to the Board of Trustees.

SUBADVISER

PZENA INVESTMENT MANAGEMENT, LLC

Team responsible for day-to-day investment management

Founded in 1995

Supervised by the adviser

PORTFOLIO MANAGERS

A. RAMA KRISHNA, CFA
Managed fund since inception

JOHN P. GOETZ
Managed fund since inception

MICHAEL D. PETERSON
Managed fund since inception

Managers share investment strategy
and decisions.

See page 12 for management biographies.

FUND CODES

CLASS NAV   Ticker       JICNX
            CUSIP        409902376
            Newspaper    --
            SEC number   811-1677

YOUR ACCOUNT

WHO CAN BUY SHARES

Class NAV shares are available to certain types of investors, as noted below:

[ ] Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of JHF II and JHF III. Class NAV shares are also sold to certain institutional investors.

CLASS NAV SHARES COST STRUCTURE

[ ]  No sales charges

[ ]  No distribution and service (12b-1) fees

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.



OPENING AN ACCOUNT

1    Read this prospectus carefully.

2    Determine if you are eligible, referring to "Who can buy shares" at left.

3 Permitted entities generally may open an account and purchase Class NAV shares, as the case may be, by contacting any broker, dealer, or other financial service firm authorized to sell Class NAV shares of the fund. There is no minimum initial investment for Class NAV shares.


6   YOUR ACCOUNT

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for the fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCESSIVE TRADING The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellation within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the fund or its agents determine that accepting the order could interfere with the efficient management of the fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The fund's board of trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY The fund, through its agents, undertakes to use its best efforts to exercise the fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."


                                                                YOUR ACCOUNT   7

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modi-fied for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

EXCESSIVE TRADING RISK To the extent that the fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund may invest a material portion of its assets in securities of non-U.S. issuers and may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

CERTIFICATED SHARES The fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


8   YOUR ACCOUNT

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment) that affects your account balance

-    after any changes of name or address of the registered owner(s)

-    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

TAXABILITY OF DIVIDENDS For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

ADDITIONAL INVESTOR SERVICES

FUND SECURITIES The fund's portfolio securities disclosure policy can be found in the SAI and on the fund's Web site, www.jhfunds.com. The fund's Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one month lag and is available on the fund's Web site until a fund files its next form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.


                                                                  YOUR ACCOUNT 9

Fund details

BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the fund's investment goal without shareholder approval.

The fund relies on an order from the SEC permitting the Adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by the shareholders. The fund, therefore, is able to change subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the fund (other than by reason of serving as subadviser to the portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


THE MANAGEMENT FIRM The fund is managed by John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $40 billion in assets as of December 31, 2006.


MANAGEMENT FEE The fund pays the investment adviser a management fee at an annual rate of 1.05% of the fund's average daily net assets.


A discussion regarding the basis for the board of trustees approval of the Fund's investment advisory agreement is available in the Fund's annual report dated December 31, 2006.

THE SUBADVISER Pzena Investment Management, LLC ("PIM"), 120 West 45th Street, New York, NY, 10036 subadvises the fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer. PIM provides investment advisory services to individual and institutional investors and, as of December 31, 2006, had total assets under management of approximately $27.3 billion.


TOTAL RETURNS (GROSS OF FEES):
BEST QUARTER: Q4 '04, 14.07%
WORST QUARTER: Q2 '05, -1.71%

CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


                 2004    2005    2006
                -----   -----   -----
Gross of fees   23.70%  16.92%  22.63%
Net of fees     22.38%  15.79%  21.29%

PZENA INTERNATIONAL VALUE COMPOSITE PERFORMANCE INFORMATION The following table presents the past performance of the Pzena International Value Composite (the "Composite"), which consists of an account managed by Pzena Investment Management LLC ("Pzena"), which serves as the subadviser to John Hancock International Classic Value Fund (the "Fund"). The Composite is comprised of all fee paying accounts under discretionary management by Pzena that have investment objectives, policies and strategies substantially similar to those of the Fund. Pzena has prepared and presented the historical performance shown for the Composite in compliance with the Performance Presentation Standards of the CFA Institute (formerly the Association for Investment Management and Research). The CFA Institute has not been involved in the preparation or review of this report. The CFA Institute method for computing historical performance differs from the Securities and Exchange Commission's method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the account comprising the Composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Pzena in managing international portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. The Composite and the Index returns are calculated net of withholding taxes on dividends, interest and capital gains. Net returns for the Composite are additionally net of investment management fees. Fees and expenses of the Fund differ from and will be higher than those used to calculate the net performance of the Composite. Accordingly, use of the Fund's estimated expenses in the Composite would have lowered the Composite's performance results.

THE HISTORICAL PERFORMANCE OF THE PZENA INTERNATIONAL COMPOSITE IS NOT, AND IS NOT A SUBSTITUTE FOR, THE PERFORMANCE OF THE FUND AND IS NOT NECESSARILY INDICATIVE OF THE FUND'S FUTURE RESULTS. YOU SHOULD NOT ASSUME THAT THE FUND WILL HAVE THE SAME FUTURE PERFORMANCE AS THE COMPOSITE. Future performance of the Fund may be greater or less than the performance of the Composite due to, among other things, differences in fees and expenses, asset size and cash

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12-31-06



                                             SINCE
                                 1 YEAR   INCEPTION*
                                 ------   ----------
PIV Composite -- Gross of fees   22.63%     21.04%
PIV Composite -- Net of fees     21.29%     19.79%
MSCI EAFE(R) Index               26.34%     19.93%

*    The Composite's inception date was January 1, 2004.

INDEX

MSCI EAFE(R) INDEX -- an unmanaged index of freely traded stocks of foreign companies.



10   FUND DETAILS
flows. Because of the similarities between the Fund and the Composite, this information may help provide an indication of the Fund's risks. The Fund has not commence investment operations as of the date of this Prospectus. The Fund's actual performance may vary significantly from the past performance of the Composite. While the account comprising the Composite may incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not adversely impact the Fund's performance. Also, the account comprising the Composite is not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code or the Fund's fundamental investment restrictions. If these limitations, requirements and restrictions were applicable to the account in the Composite, they may have had an adverse affect on the performance results of the Composite.


                                                               FUND DETAILS   11

MANAGEMENT BIOGRAPHIES

Below is a list of the portfolio managers for the John Hancock International Classic Value Fund, including a brief summary of their business careers over the past five years. The fund's SAI includes additional information about its portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.

A. RAMA KRISHNA, CFA

Managing principal and portfolio manager, Pzena Investment Management, LLC Joined subadviser in 2003

Chief investment officer and other positions, Citigroup Asset Management (1998-2003)
Began business career in 1987

JOHN P. GOETZ

Managing principal (since 1997) and co-chief investment officer (since 2005) of Pzena Investment Management, LLC

Director of Research, Pzena Investment Management, LLC (1996-2005) Joined subadviser in 1996
Began business career in 1979

MICHAEL D. PETERSON

Principal and portfolio manager (since 1998), director of research (since 2005), Pzena Investment Management, LLC
Joined subadviser in 1998
Began business career in 1992


12   FUND DETAILS

FINANCIAL HIGHLIGHTS

This section normally details the performance of the fund's share class. Because the fund class has not yet commenced operations, there are no financial highlights to report.


                                                               FUND DETAILS   13

For more information

Two documents are available that offer further information on John Hancock International Classic Value Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.


TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:


By mail: John Hancock Trust
601 Congress Street
Boston, MA 02210-2805
By phone: 1-800-344-1029
On the Internet: www.jhfunds.com


OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC 19NPN 5/07

[JOHN HANCOCK(R) LOGO]
  the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
WWW.JHFUNDS.COM/EDELIVERY

                           JOHN HANCOCK CAPITAL SERIES

                         John Hancock Classic Value Fund
                             ("Classic Value Fund")
             Class A, Class B, Class C, Class I and Class R1 Shares

                       John Hancock Classic Value Fund II
                            ("Classic Value Fund II")
           Class A, Class B, Class C, Class I, Class R1 and NAV Shares

                          John Hancock Core Equity Fund
                              ("Core Equity Fund")
                  Class A, Class B, Class C and Class I Shares

                  John Hancock International Classic Value Fund
                      ("International Classic Value Fund")
             Class A, Class B, Class C, Class I and Class NAV Shares

                       John Hancock Large Cap Select Fund
                            ("Large Cap Select Fund")
             Class A, Class B, Class C, Class I and Class R1 Shares

                  John Hancock U.S. Global Leaders Growth Fund
                       ("U.S. Global Leaders Growth Fund")
             Class A, Class B, Class C, Class I and Class R1 Shares


                       Statement of Additional Information


                                   May 1, 2007

This Statement of Additional Information ("SAI") provides information about John Hancock Classic Value Fund, John Hancock Classic Value Fund II, John Hancock Core Equity Fund, John Hancock International Classic Value Fund, John Hancock Large Cap Select Fund and John Hancock U.S. Global Leaders Growth Fund (each a "Fund" and collectively, the "Funds") in addition to the information that is contained in each Fund's current Prospectus for Class A, B and C shares and in the current Class I share prospectus of the Funds and Class R1 share prospectus of the Classic Value Fund, Classic Value Fund II, Large Cap Select Fund and U.S. Global Leaders Growth Fund and in the Class NAV prospectus for Classic Value Fund II (the "Prospectuses"). The Classic Value Fund, Classic Value Fund II, Core Equity Fund and Large Cap Select Fund are each a diversified series of John Hancock Capital Series (the "Trust"). The International Classic Value Fund and U.S. Global Leaders Growth Fund are both non-diversified series of the Trust.

This SAI is not a prospectus. It should be read in conjunction with each Fund Prospectus. This SAI incorporates by reference the Funds' Annual Report. A copy of the Prospectuses or Annual Report can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
ORGANIZATION OF THE FUNDS......................................................3
INVESTMENT OBJECTIVE AND POLICIES..............................................3
Classic Value Fund.............................................................3
Classic Value Fund II.........................................................15
Core Equity Fund..............................................................26
International Classic Value Fund..............................................33
Large Cap Select Fund.........................................................45
U.S. Global Leaders Growth Fund...............................................55
INVESTMENT RESTRICTIONS.......................................................61
Classic Value Fund............................................................61
Core Equity Fund..............................................................63
International Classic Value Fund..............................................65
Large Cap Select Fund.........................................................67
U.S. Global Leaders Growth Fund...............................................69
THOSE RESPONSIBLE FOR MANAGEMENT..............................................72
INVESTMENT ADVISORY AND OTHER SERVICES........................................86
ADDITIONAL INFORMATION ABOUT THE FUNDS' PORTFOLIO MANAGERS....................96
DISTRIBUTION CONTRACTS.......................................................106
SALES COMPENSATION...........................................................111
NET ASSET VALUE..............................................................116
INITIAL SALES CHARGE ON CLASS A SHARES.......................................117
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES..........................121
ELIGIBLE INVESTORS FOR CLASS R1 SHARES AND CLASS NAV SHARES..................125
SPECIAL REDEMPTIONS..........................................................125
ADDITIONAL SERVICES AND PROGRAMS.............................................125
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES..............................127
DESCRIPTION OF THE FUNDS' SHARES.............................................127
TAX STATUS...................................................................128
BROKERAGE ALLOCATION.........................................................133
TRANSFER AGENT SERVICES......................................................137
CUSTODY OF PORTFOLIO.........................................................138
APPENDIX A- DESCRIPTION OF INVESTMENT RISKS..................................A-1
APPENDIX B- DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS.................B-1
APPENDIX C- PROXY VOTING SUMMARIES OF ADVISOR AND SUB-ADVISERS...............C-1
APPENDIX D - POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS...............D-1
FINANCIAL STATEMENTS.........................................................E-1

ORGANIZATION OF THE FUNDS


Each Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1984 under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Funds' investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial Corporation is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. FundsFunds under management by Manulife Financial and its subsidiaries were Cdn$414 billion (US$355 billion) as of December 31, 2006.

Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

The Classic Value Fund, Classic Value Fund II and International Classic Value are sub-advised by Pzena Investment Management, LLC ("Pzena" or Sub-Adviser").

The  Core  Equity  Fund  is  sub-advised   by   Independence   Investments   LLC
("Independence" or Sub-Adviser).

The Large Cap Select Fund is sub-advised by Shay Asset Management, Inc. ("SAMI" or "Sub-Adviser").

U.S. Global Leaders is sub-advised by Sustainable Growth Advisors, LP ("SGA" or "Sub-Adviser").

Each Sub-Adviser is responsible for providing investment advice to the Fund indicated subject to the review of the Trustees and the overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of each Fund's investment objective and policies discussed in the Prospectuses. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the funds will achieve their investment objective.

Classic Value Fund

The Fund seeks long-term growth of capital. To pursue this goal, the Fund invests primarily in domestic equity securities and, normally, will invest at least 80% of net assets in such securities. The Sub-Adviser seeks to buy securities of companies that, in its opinion, are undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price to book, below market average, as defined by the S&P 500 Index. The Sub-Adviser has a research team consisting of persons with extensive experience managing or advising large public businesses. When investing, the Sub-Adviser views itself as buying businesses, not stocks, and asks the question, "would we buy the entire business for cash at the current price?" In contrast to the more prevalent momentum strategies on Wall Street that ask, "what will happen next?", the Sub-Adviser's is a long-term strategy aimed at long-term returns.

In choosing individual securities, the Sub-Adviser screens a universe of the 500 largest publicly traded U.S. companies. Using fundamental research and a proprietary computer model, the Sub-Adviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the Sub-Adviser's estimate of normal long-term earnings power. The Sub-Adviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the Sub-Adviser believes generally have the following characteristics: cheap on the basis of current price to estimated normal level of earnings; current earnings below normal levels; a sound plan to restore earnings to normal; a sustainable business advantage. This systematic process is intended to ensure that the Fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The Sub-Adviser approaches sell decisions from the same disciplined framework. The Sub-Adviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

The Fund anticipates that its portfolio turnover rate will normally not exceed 80%. The lack of frequent trading has the potential to increase tax efficiency and may lead to lower transaction costs, which could help to improve performance.

In   abnormal   market   conditions,   the  fund  may  invest   extensively   in
investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to the Fund's non-fundamental investment restriction set forth below, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt securities. The Fund may invest up to 20% of net assets in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Fund may invest up to 20% of net assets in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P").

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix B to this SAI which describes the characteristics of corporate bonds in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser or Sub-Adviser, offer comparable yields and risks to those securities which are rated.

     Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

     The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

     Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.

Zero Coupon Securities. Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund's income. Thus, to continue to quality for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers that are not publicly traded in the United States, including Depositary receipts. The Fund may also invest without regard to the 20% limitation in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts
("EDRs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs and EDRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market. Other Considerations. The Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund borrows securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, the Fund either owns or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.


Portfolio Holdings Disclosure Policy. A description of the Fund's portfolio holding disclosure policy is attached to this SAI as Appendix D.

Classic Value Fund II


The Fund seeks long-term growth of capital. To pursue this goal, the Fund invests primarily in domestic equity securities and, normally, will invest at least 80% of net assets in such securities. The Sub-Adviser seeks to buy securities of companies that, in its opinion, are undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price to book, below market average, as defined by the S&P 500 Index.

The Sub-Adviser has a research team consisting of persons with extensive experience managing or advising large public businesses. When investing, the Sub-Adviser views itself as buying businesses, not stocks, and asks the question, "would we buy the entire business for cash at the current price?" In contrast to the more prevalent momentum strategies on Wall Street that ask, "what will happen next?", the Sub-Adviser's is a long-term strategy aimed at long-term returns.

In choosing domestic securities, the Sub-Adviser screens a universe of the 400 largest publicly traded U.S. companies. Using fundamental research and a proprietary computer model, the Sub-Adviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the Sub-Adviser's estimate of normal long-term earnings power.

The Sub-Adviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the Sub-Adviser believes generally have the following characteristics: cheap on the basis of current price to estimated normal level of earnings; current earnings below normal levels; a sound plan to restore earnings to normal; a sustainable business advantage. This systematic process is intended to ensure that the Fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The Sub-Adviser approaches sell decisions from the same disciplined framework. The Sub-Adviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

The Fund anticipates that its portfolio turnover rate will normally not exceed 80%. The lack of frequent trading has the potential to increase tax efficiency and may lead to lower transaction costs, which could help to improve performance.

In   abnormal   market   conditions,   the  fund  may  invest   extensively   in
investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to the Fund's non-fundamental investment restriction set forth below, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt  securities.  The may  invest up to 20% of net  assets in debt  securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Fund may invest up to 20% of net assets in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P").

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix B to this SAI which describes the characteristics of corporate bonds in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser or Sub-Adviser, offer comparable yields and risks to those securities which are rated.


     Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

     The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

     Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.

Zero Coupon Securities. Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund's income. Thus, to continue to quality for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers that are not publicly traded in the United States, including Depositary receipts. The Fund may also invest without regard to the 20% limitation in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts
("EDRs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs and EDRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund borrows securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, the Fund either owns or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.


Portfolio Holdings Disclosure Policy. A description of the Fund's portfolio holding disclosure policy is attached to this SAI as Appendix D.

Core Equity Fund


The investment objective of the Fund is to seek above average total return, consisting of capital appreciation and income. The Fund will diversify its investments to create a portfolio with a risk profile and characteristics similar to the Russell 1000 Index. Consequently, the Fund will invest in a number of industry groups without concentration in any particular industry. The Fund's investments will be subject to the market fluctuation and risks inherent in all securities. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. Equity securities include common and preferred stocks, ADRs and their equivalents (including warrants to purchase such stock, securities convertible into such stocks, exchange traded funds (ETFs) and equity index futures).

In abnormal circumstances, such as situations where the Fund experiences unusually large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash and cash equivalents.

With respect to the Fund's investment policy of investing at least 80% of its Assets in equity securities, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Fixed Income Securities. Under normal market conditions, the Fund may invest in fixed income securities (including debt securities and preferred stocks) that are rated Baa or better by Moody's or BBB or better by S&P or, if unrated, determined to be of comparable quality by the Adviser and the Sub-Adviser ("investment grade debt securities"). The value of fixed income securities varies inversely with changes in the prevailing levels of interest rates. In addition, debt securities rated BBB or Baa and unrated debt securities of comparable quality are considered medium grade obligations and have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payment than in the case of higher grade obligations.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment grade debt securities of any type or maturity.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest.

The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements And Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will require those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.


Portfolio Holdings Dissemination Policy. A description of the Fund's portfolio holding dissemination policy is attached to this SAI as Appendix D.


International Classic Value Fund

The Fund seeks long-term growth of capital. To pursue its objective, the Fund normally invests at least 80% of its net assets in equity securities of issuers located in countries throughout the world other than the United States. These securities may be listed or traded in the United States, on foreign stock exchanges or over the counter. In managing the Fund, the Sub-Adviser follows a classic "deep value" strategy. It seeks to identify companies it believes are undervalued on the basis of current price to an estimated normal level of earnings, and constructs a portfolio of stocks that are in the most undervalued or "deep" value portion of its universe. In the Sub-Adviser's opinion, normal earnings provide a more accurate measure for evaluating a company's performance by smoothing out extreme high and low periods. Companies considered for investment must have a competitive advantage such as a superior distribution network, low cost structure, or simply, tangible assets. These advantages ultimately serve to help protect the investment. Companies in the portfolio also must have a sound plan to restore earnings and cash flow to normal over the long run.

In choosing individual securities, the Sub-Adviser generally screens a universe of the 1500 largest companies outside the U.S. Using fundamental research and proprietary computer models, the Sub-Adviser ranks these companies from the least to the most expensive on the basis of current share price to normal long-term earnings power. The Sub-Adviser generally considers investing in those companies that rank among the cheapest 20% of the universe, and systematically rules out companies whose share price is not among the most attractive. Before investing, the Sub-Adviser considers the value of an entire business relative to its price.

The Sub-Adviser approaches sell decisions from the same disciplined framework. The Sub-Adviser generally sells a security when it reaches pair value, there are more attractive opportunities or there is a change in company fundamentals.

In   abnormal   market   conditions,   the  fund  may  invest   extensively   in
investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

Non-Diversification: The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's ability to invest heavily in securities of individual issuers may increase the volatility of the Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a diversified fund.

Preferred stocks. The fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to the Fund's non-fundamental investment restriction (1) set forth below, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund's management of daily cash positions and certain exchange-traded funds ("ETF's"). An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Equity-Linked Securities. The Fund may purchase equity-linked securities; also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. The Fund's investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt securities. The Fund may invest up to 20% of net assets in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Fund may invest up to 20% of net assets in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P").


Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix B to this SAI which describes the characteristics of corporate bonds in the various ratings categories. The may invest in comparable quality unrated securities which, in the opinion of the Adviser or Sub-Adviser, offer comparable yields and risks to those securities which are rated.


Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds Deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser and/or Sub-Adviser will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund borrows securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, the Fund either owns or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.


Portfolio Holdings Disclosure Policy. A description of the Fund's portfolio holding disclosure policy is attached to this SAI as Appendix D.


Large Cap Select Fund

The Fund seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its Assets in equity securities of large capitalization companies (companies with market capitalizations in excess of $5 billion). The Fund invests primarily in U.S. based companies whose growth, cash flow, earnings and dividend attributes are attractive and whose securities are reasonably priced and have the potential for capital appreciation, in the opinion of the management team.

With respect to the Fund's investment policy of investing at least 80% of its Assets in large capitalization companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In managing the portfolio, the management team looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company's growth and earnings, the management team considers, among other things, the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share.

In attempting to determine reasonable price levels for a company's securities, the management team utilizes a variety of measurement methods, including discounted cash flow analysis of expected earnings streams and an evaluation of the company's price-to-earnings ratio.

Under normal market conditions, the fund invests substantially all of its assets in equity securities (common and preferred stocks and their equivalents). In abnormal circumstances, such as situations where the Fund experiences unusually large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political or other conditions, the Fund may temporarily invest extensively in investment-grade short-term securities, cash and cash equivalents. In these and other cases, the Fund may not achieve its goal.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock, although it is not expected that the Fund's holdings of convertible debt securities would ordinarily exceed 5% of the Fund's total assets. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to the Fund's non-fundamental investment restriction set forth below, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Debt securities. The Fund may invest in debt securities that are rated Baa or better by Moody's or BBB or better by S&P, or if unrated, determined to be of comparable quality by the Adviser and the Sub-Adviser ("investment grade debt securities"). In addition, debt securities rated BBB or Baa and unrated debt securities of comparable quality are considered medium grade obligations and have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payment than in the case of higher grade obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the Funds, as described above, a fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.


Portfolio Holdings Disclosure Policy. A description of the Fund's portfolio holding disclosure policy is attached to this SAI as Appendix D.

U.S. Global Leaders Growth Fund

The Fund's investment objective is long-term growth of capital. The Fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the Fund's assets will be invested in stocks of companies the Portfolio Managers regard as U.S. Global Leaders.

The Portfolio Managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics: i) Hold leading market shares of their relevant industries, and hence possess the pricing flexibility that results in high profit margins and high investment returns. ii) Supply consumable products or services so that their revenue streams are recurring. The Portfolio Managers believe that The Fund's investment objective is long-term growth of capital. The Fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the Fund's assets will be invested in stocks of companies the Portfolio Managers regard as U.S. companies with these characteristics should have relatively low business risk and relatively high sustainability of earnings growth. The Portfolio Managers believe that leading multi-national companies traded publicly in U.S. securities markets have a number of advantages that make them attractive investments. U.S. capital markets are large and liquid. Accounting practices are consistent and well regulated. Currency and political risks are minimized, and the costs associated with investing abroad are reduced.

Companies that have leading positions in growing markets in the U.S. and other developed countries and also derive a significant portion of their profits in fast-growing emerging markets are relatively limited in number at this time. Because of the difficulty and expense in building broad-based distribution in newer global markets, it appears likely that the number of such companies will not expand rapidly. Thus, the Management Team believes that the stocks of multi-national companies that can sustain superior global earnings growth are likely to be accorded premium relative valuations.

With respect to the Fund's policy of investing at least 80% of its Assets in Global Leaders, "Assets" means net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Fund's investment policy is to seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the Portfolio Managers believe such companies continue to enjoy favorable prospects for capital growth and that they are not overvalued in the marketplace.

Unlike mutual funds that are classified as "global" funds, the Fund does not have a principal investment policy that calls for foreign investing. The Fund is non-diversified. The Fund anticipates that its portfolio turnover rate will not normally exceed 25%. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading can also lead to lower transaction costs, which could help to improve the Fund's performance.

Under normal market conditions, the Fund will stay fully invested in stocks. However, in abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in abnormal market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents.

Non-Diversification. The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's strategy of investing in a limited number of stocks may increase the volatility of the Fund's investment performance. If the stocks the Fund invests in perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks. As a result, the net asset value of the Fund can be expected to fluctuate more than the net asset value of a comparable "diversified" fund.

Investment Companies. The Fund may invest in shares of other invest companies in pursuit of its investment objective. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Risks of Multinational Companies. Because the Fund invests primarily in the securities of companies with foreign business operations, the Fund may be riskier than Funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Foreign Investments. The Fund is permitted to invest up to 25% of its net assets in foreign companies, (although the level of such investment is not expected to exceed 15% under normal circumstances.) The Fund intends to invest primarily in large capitalization, well established foreign issuers the securities of which are traded in the U.S., and which present their financial data in accordance with generally accepted accounting principles in the U.S.

American Depositary Receipts. The Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are receipts for the shares of a foreign-based corporation. The Fund treats ADRs as interests in the underlying securities for purposes of its investment policies. A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Borrowing. The Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and may pledge its assets in connection with such borrowings.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a Specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.


Portfolio Holdings Disclosure Policy. A description of the Fund's portfolio holding disclosure policy is attached to this SAI as Appendix D.


INVESTMENT RESTRICTIONS


Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this SAI, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

Classic Value Fund

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund's investment policies.

6. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

8. With respect to 75% of the Fund's total assets, invest more than 5% of the Fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval. The Fund may not:


1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.


2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

Core Equity Fund

The Fund may not:

1 Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

2 Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

3 Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

4 Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

5 Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

6 Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7 Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8 Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

9 Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

          (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

          (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under paragraph (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-Fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or Sub-Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

2. Purchase securities on margin or make short sales, except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open- end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independence Trustees/ Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

4.   Invests more than 15% of its net assets in illiquid securities.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

International Classic Value Fund

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund's investment policies.

6. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:


1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.


2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.


The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, that have been approved for investment by funds managed by the Adviser.


If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

Large Cap Select Fund

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

8. With respect to 75% of the Fund's total assets, invest more than 5% of the Fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:


1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.


2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

U.S. Global Leaders Growth Fund

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.


2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.


3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.


4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund's investment policies.

6. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.


1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.


2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds" or the "Distributor").


----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
                                                                                                                    Number of John
                                           Trustee/                                                                 Hancock Funds
Name, (Year of Birth),  Position(s) Held   Officer    Principal Occupation(s) and other                             Overseen by
and Address (1)         with Funds         since (2)  Directorships During Past 5 Years                             Trustee
----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
Independent Trustees
----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
Ronald R. Dion          Chairman and       2005       Chairman and Chief Executive Officer, R.M. Bradley & Co.,     64
(1946)                  Trustee                       Inc.; Director, The New England Council and Massachusetts
                                                      Roundtable; Trustee, North Shore Medical Center; Director,
                                                      Boston Stock Exchange; Director, BJ's Wholesale Club, Inc.
                                                      and a corporator of the Eastern Bank; Trustee, Emmanuel
                                                      College; Director, Boston Municipal Research Bureau; Member
                                                      of the Advisory Board, Carroll Graduate School of Management
                                                      at Boston College.

----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
James F. Carlin         Trustee            2005       Director and Treasurer, Alpha Analytical Laboratories         64
(1940)                                                (chemical analysis) (since 1985); Part Owner and Treasurer,
                                                      Lawrence Carlin Insurance Agency, Inc. (since 1995); Part
                                                      Owner and Vice President, Mone Lawrence Carlin Insurance
                                                      Agency, Inc. (until 2005); Director/Treasurer, Rizzo
                                                      Associates (engineering) (until 2000);  Chairman and CEO,
                                                      Carlin Consolidated, Inc. (management/investments) (since
                                                      1987); Director/Partner, Proctor Carlin & Co., Inc. (until
                                                      1999); Trustee, Massachusetts Health and Education Tax
                                                      Exempt Trust (since 1993); Director of the following:  Uno
                                                      Restaurant Corp. (until 2001), Arbella Mutual (insurance)
                                                      (until 2000), HealthPlan Services, Inc. (until 1999),
                                                      Flagship Healthcare, Inc. (until 1999), Carlin Insurance
                                                      Agency, Inc. (until 1999); Chairman, Massachusetts Board of
                                                      Higher Education (until 1999)

-----------------------------------------------------------------------------------------------------------------------------------
(1) Business address for independent and  non-independent  Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee  serves until  resignation,  retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
                                                                                                                    Number of John
                                           Trustee/                                                                 Hancock Funds
Name, (Year of Birth),  Position(s) Held   Officer    Principal Occupation(s) and other                             Overseen by
and Address (1)         with Funds         since (2)  Directorships During Past 5 Years                             Trustee
----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
Independent Trustees
----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
Richard P. Chapman, Jr. Trustee            1991       President and Chief Executive Officer, Brookline Bancorp,     64
(1935)                                                Inc.  (lending) (since 1972); Chairman and Director,
                                                      Lumber Insurance Co. (insurance) (until 2000); Chairman
                                                      and Director, Northeast Retirement Services, Inc.
                                                      (retirement administration) (since 1998).  Vice Chairman,
                                                      Northeastern University Board of Trustees (since 2004).

----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
William H. Cunningham   Trustee            2005       Former Chancellor, University of Texas System and former      64
(1944)                                                President of the University of Texas, Austin, Texas;
                                                      Chairman and CEO, IBT Technologies (until 2001); Director
                                                      of the following:  Hire.com (until 2004), STC
                                                      Broadcasting, Inc. and Sunrise Television Corp. (until
                                                      2001), Symtx, Inc.(electronic manufacturing) (since
                                                      2001), Adorno/Rogers Technology, Inc. (until 2004),
                                                      Pinnacle Foods Corporation (until 2003), rateGenius
                                                      (until 2003), Lincoln National Corporation (insurance)
                                                      (since 2006), Jefferson-Pilot Corporation (diversified
                                                      life insurance company) (until 2006), New Century Equity
                                                      Holdings (formerly Billing Concepts) (until 2001),
                                                      eCertain (until 2001), ClassMap.com (until 2001), Agile
                                                      Ventures (until 2001), AskRed.com (until 2001), Southwest
                                                      Airlines, Introgen and Viasystems Group, Inc. (electronic
                                                      manufacturer) (until 2003); Advisory Director,
                                                      Interactive Bridge, Inc. (college fundraising) (until
                                                      2001); Advisory Director, Q Investments (until 2003);
                                                      Advisory Director, JP Morgan Chase Bank (formerly Texas
                                                      Commerce Bank - Austin), LIN Television (since 2002),
                                                      WilTel Communications (until 2003) and Hayes Lemmerz
                                                      International, Inc. (diversified automotive parts supply
                                                      company) (since 2003).

------------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
                                                                                                                    Number of John
                                           Trustee/                                                                 Hancock Funds
Name, (Year of Birth),  Position(s) Held   Officer    Principal Occupation(s) and other                             Overseen by
and Address (1)         with Funds         since (2)  Directorships During Past 5 Years                             Trustee
----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------

----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
Charles L. Ladner       Trustee            2004       Chairman and Trustee, Dunwoody Village, Inc.                  64
(1938)                                                (retirement services) (until 2003); Senior Vice
                                                      President and Chief Financial Officer, UGI
                                                      Corporation (public utility holding company)
                                                      (retired 1998); Vice President and Director for
                                                      AmeriGas, Inc. (retired 1998); Director of AmeriGas
                                                      Partners, L.P. (gas distribution) (until 1997);
                                                      Director, EnergyNorth, Inc. (until 1995); Director,
                                                      Parks and History Association (until 2007).

----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
John A. Moore           Trustee            1996       President and Chief Executive Officer, Institute              64
(1939)                                                for Evaluating Health Risks, (nonprofit
                                                      institution) (until 2001); Senior Scientist,
                                                      Sciences International (health research) (until
                                                      2003); Former Assistant Administrator & Deputy
                                                      Administrator, Environmental Protection Agency;
                                                      Principal, Hollyhouse (consulting)(since 2000);
                                                      Director, CIIT Center for Health Science Research
                                                      (nonprofit research) (since 2002).

------------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


------------------------ ------------------ ---------- ------------------------------------------------------------- ---------------
                                                                                                                     Number of John
                                            Trustee/                                                                 Hancock Funds
Name, (Year of Birth),   Position(s) Held   Officer    Principal Occupation(s) and other                             Overseen by
and Address (1)          with Funds         since (2)  Directorships During Past 5 Years                             Trustee
------------------------ ------------------ ---------- ------------------------------------------------------------- ---------------
Patti McGill Peterson    Trustee            1996       Executive Director, Council for International                 64
(1943)                                                 Exchange of Scholars and Vice President, Institute of
                                                       International Education (since 1998); Senior Fellow,
                                                       Cornell Institute of Public Affairs, Cornell
                                                       University (until 1998); Former President of Wells
                                                       College and St. Lawrence University; Director,
                                                       Niagara Mohawk Power Corporation (until 2003);
                                                       Director, Ford Foundation, International Fellowships
                                                       Program (since 2002); Director, Lois Roth Endowment
                                                       (since 2002); Director, Council for International
                                                       Exchange (since 2003).
------------------------ ------------------ ---------- ------------------------------------------------------------- ---------------
Steven R. Pruchansky     Trustee            2005       Chairman and Chief Executive Officer, Greenscapes of          64
(1944)                                                 Southwest Florida, Inc. (since 2000); Director and
                                                       President, Greenscapes of Southwest Florida, Inc.
                                                       (until 2000); Managing Director, JonJames, LLC (real
                                                       estate) (since 2001); Director, First Signature Bank
                                                       & Trust Company (until 1991); Director, Mast Realty
                                                       Trust (until 1994); President, Maxwell Building Corp.
                                                       (until 1991).
------------------------ ------------------ ---------- ------------------------------------------------------------- ---------------
Non-Independent Trustees
------------------------ ------------------ ---------- ------------------------------------------------------------- ---------------
James R. Boyle (3)       Trustee            2005       Chairman and Director, John Hancock Advisers, LLC             259
(1959)                                                 (the "Adviser"), The Berkeley Financial Group, LLC
                                                       ("The Berkeley Group") (holding company) and John
                                                       Hancock Funds, LLC (since 2005); President, John
                                                       Hancock Insurance Group; Executive Vice President,
                                                       John Hancock Life Insurance Company (since June,
                                                       2004); Senior Vice President, The Manufacturers Life
                                                       Insurance Company (U.S.A) (until 2004).
------------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
                                                                                                                    Number of John
                                           Trustee/                                                                 Hancock Funds
Name, (Year of Birth),  Position(s) Held   Officer    Principal Occupation(s) and other                             Overseen by
and Address (1)         with Funds         since (2)  Directorships During Past 5 Years                             Trustee
----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
Principal Officers who
are not Trustees
----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
Keith F. Hartstein      President and      2005       Senior Vice President, Manulife Financial Corporation         N/A
(1956)                  Chief Executive               (since 2004); Director, President and Chief Executive
                        Officer                       Officer, the Adviser, The Berkeley Group, John Hancock
                                                      Funds, LLC (since 2005); Director, MFC Global Investment
                                                      Management (U.S.), LLC ("MFC Global (U.S.)") (since 2005);
                                                      Director, John Hancock Signature Services, Inc. (since
                                                      2005); President and Chief Executive Officer, John Hancock
                                                      Investment Management Services, LLC (since 2006);
                                                      President and Chief Executive Officer, John Hancock Funds
                                                      II, John Hancock Funds III, and John Hancock Trust;
                                                      Director, Chairman and President, NM Capital Management,
                                                      Inc. (since 2005); Chairman, Investment Company Institute
                                                      Sales Force Marketing Committee (since 2003); Director,
                                                      President and Chief Executive Officer, MFC Global (U.S.)
                                                      (2005-2006); Executive Vice President, John Hancock Funds,
                                                      LLC (until 2005);

----------------------- ------------------ ---------- ------------------------------------------------------------- ---------------
Thomas M. Kinzler       Secretary and      2006       Vice President and Counsel for John Hancock Life Insurance    N/A
(1955)                  Chief Legal                   Company (U.S.A.) (since 2006); Secretary and Chief Legal
                        Officer                       Officer, John Hancock Funds, John Hancock Funds II, John
                                                      Hancock Funds III and John Hancock Trust (since 2006);
                                                      Vice President and Associate General Counsel for
                                                      Massachusetts Mutual Life Insurance Company (1999-2006);
                                                      Secretary and Chief Legal Counsel for MML Series
                                                      Investment Fund (2000-2006); Secretary and Chief Legal
                                                      Counsel for MassMutual Institutional Funds (2000-2004);
                                                      Secretary and Chief Legal Counsel for MassMutual Select
                                                      Funds and MassMutual Premier Funds (2004-2006).

------------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


------------------------ ------------------ ---------- ------------------------------------------------------------- ---------------
                                                                                                                     Number of John
                                            Trustee/                                                                 Hancock Funds
Name, (Year of Birth),   Position(s) Held   Officer    Principal Occupation(s) and other                             Overseen by
and Address (1)          with Funds         since (2)  Directorships During Past 5 Years                             Trustee
------------------------ ------------------ ---------- ------------------------------------------------------------- ---------------
Francis V. Knox, Jr.     Chief Compliance   2005       Vice President and Chief Compliance Officer, John Hancock     N/A
(1947)                   Officer                       Investment Management Services, LLC, the Adviser and MFC
                                                       Global (U.S.) (since 2005); Chief Compliance Officer, John
                                                       Hancock Funds, John Hancock Funds II, John Hancock Funds
                                                       III and John Hancock Trust (since 2005); Vice President
                                                       and Assistant Treasurer, Fidelity Group of Funds (until
                                                       2004); Vice President and Ethics & Compliance Officer,
                                                       Fidelity Investments (until 2001).

------------------------ ------------------ ---------- ------------------------------------------------------------- ---------------
Gordon M. Shone          Treasurer          2006       Treasurer, John Hancock Funds (since 2006); John Hancock      N/A
(1956)                                                 Funds II, John Hancock Funds III and John Hancock Trust
                                                       (since 2005); Vice President and Chief Financial Officer,
                                                       John Hancock Trust (2003-2005); Senior Vice President,
                                                       John Hancock Life Insurance Company (U.S.A.) (since 2001);
                                                       Vice President, John Hancock Investment Management
                                                       Services, Inc. and John Hancock Advisers, LLC (since
                                                       2006), The Manufacturers Life Insurance Company (U.S.A.)
                                                       (1998 to 2000).

------------------------ ------------------ ---------- ------------------------------------------------------------- ---------------
John G. Vrysen           Chief Financial    2005       Senior Vice President, Manulife Financial Corporation         N/A
(1955)                   Officer                       (since 2006); Director, Executive Vice President and Chief
                                                       Financial Officer, the Adviser, The Berkeley Group and
                                                       John Hancock Funds, LLC (since 2005); Executive Vice
                                                       President and Chief Financial Officer, John Hancock
                                                       Investment Management Services, LLC (since 2005), Vice
                                                       President and Chief Financial Officer, MFC Global (U.S.)
                                                       (since 2005); Director, John Hancock Signature Services,
                                                       Inc. (since 2005); Chief Financial Officer, John Hancock
                                                       Funds, John Hancock Funds II, John Hancock Funds III, John
                                                       Hancock Trust (since 2005); Vice President and General
                                                       Manager, Fixed Annuities, U.S. Wealth Management (until
                                                       2005); Vice President, Operations Manulife Wood Logan
                                                       (2000-2004).

------------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The Fund's Board of Trustees currently has four standing Committees: the Audit and Compliance Committee, the Contracts/Operations Committee, the Governance Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Funds.

The Audit and Compliance Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit and Compliance Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee. The Audit and Compliance Committee recommends to the full board auditors for the Funds, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit and Compliance Committee held four meetings during the fiscal year ended December 31, 2006.

The Governance Committee members are all of the independent Trustees. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee held four meetings during the fiscal year ended December 31, 2006.

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Funds anticipate that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Funds' proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Funds' proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Funds at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Funds.

The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Funds and other entities. These contracts include advisory and sub-advisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Funds generally, consults with the Adviser as necessary if the Funds require special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended December 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2006.



                                                                                                                Aggregate Dollar
                                                                                                                Range of holdings
                                                                                                                in John Hancock
                                                                                                                funds overseen
Name of Trustee                      Dollar Range of Fund Shares Owned by Trustee (1)                           by Trustee (1)
---------------                      ------------------------------------------------                           ------------------
                           Classic         Classic    Core        International     Large Cap   U.S. Global
                           Value           Value II   Equity      Classic Value     Select      Leaders Growth
Independent Trustees
James F. Carlin            $1-10,000       none       $1-10,000   none              $1-10,000   $1-10,000       Over 100,000
Richard P. Chapman, Jr.    none            none       $1-10,000   none              none        $50,001-        Over 100,000
                                                                                                100,000
William H. Cunningham      $10,001-        none       none        none              none        $50,001-        Over 100,000
                           50,000                                                               100,000
Ronald R. Dion             over            none       none        none              none        over            Over 100,000
                           $100,000                                                             $100,000
Charles L. Ladner          $1-10,000       none       $1-10,000   $1-10,000         $1-10,000   $1-10,000       Over 100,000
Dr. John A. Moore          $50,001-        $10,001-   $10,001-    $10,001-          $10,001-    $10,001-        Over 100,000
                           100,000         50,000     50,000      50,000            50,000      50,000
Patti McGill Peterson      none            none       $10,001-    none              none        $1-10,000       Over 100,000
                                                      50,000
Steven R. Pruchansky       $10,001-        none       none        $10,001-          none        $10,001-        Over 100,000
                                                                  50,000                        50,000
Non-Independent
Trustees
James R. Boyle             none            none       none        none              none        none            $10,001-
                                                                                                                50,000

(1) The Funds participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his or her fees by electing to have the Adviser invest his or her fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2006, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate

Dollar Range of holdings in John Hancock fundsfunds overseen by Trustee" would be as follows: Classic Value, none and over $100,000 for Mr. Chapman; $10,001-50,000 and over $100,000 for Mr. Cunningham; over $100,000 and over $100,000 for Mr. Dion; $50,001-100,000 and over $100,000 for Dr. Moore; and
$10,001-50,000 and over $100,000 for Mr. Pruchansky; Classic Value II, none and over $100,000 for Mr. Chapman; over none and over $100,000 for Mr. Cunningham; none and over $100,000 for Mr. Dion; $10,001-50,000 and over $100,000 for Dr.
Moore; and none and over $100,000 for Mr. Pruchansky; Core Equity, $1-10,000 and over $100,000 for Mr. Chapman; none and over $100,000 for Mr. Cunningham; none and over $100,000 for Mr. Dion; $10,001-50,000 and over $100,000 for Dr. Moore;
and none and over $100,000 for Mr. Pruchansky; International Classic Value, none and over $100,000 for Mr. Chapman; none and over $100,000 for Mr. Cunningham; none and over $100,000 for Mr. Dion;, $10,001-50,000 and over $100,000 for Dr.
Moore; and $10,001-50,000 and over $100,000 for Mr. Pruchansky; Large Cap Select none and over $100,000 for Mr. Chapman; none and over $100,000 for Mr. Cunningham; none and over $100,000 for Mr. Dion; $10,001-50,000 and over $100,000 for Dr. Moore; and none and over $100,000 for Mr. Pruchansky; and U.S. Global Leaders Growth, $50,001-100,000 and over $100,000 for Mr. Chapman; $50,001-100,000 and over $100,000 for Mr. Cunningham; over $100,000 and over $100,000 for Mr. Dion; over $10,001-50,000 and over $100,000 for Dr. Moore; and
over $10,001-50,000 and over $100,000 for Mr. Pruchansky.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.


                                                                                          Total Compensation
                                                                                          from the Fund and
                                                                                          John Hancock Fund
                                                                                          Complex to
Independent Trustees                  Aggregate Compensation from the Fund (1)            Trustees (2)
--------------------                  ----------------------------------------            ------------------
                                                                                U.S.
                                                                                Global
                         Classic   Classic    Core    International  Large Cap  Leaders
                         Value     Value II   Equity  Classic Value  Select     Growth
                         --------  --------   ------- -------------  ---------  ------
James F. Carlin          $ 25,190   $ 9       $ 1,777     $ 12        $ 369     $ 9,038       $125,250
Richard P. Chapman*+     $ 25,437   $ 10      $ 1,798     $ 12        $ 372     $ 9,144       $126,250
William H. Cunningham*   $ 25,190   $ 9       $ 1,856     $ 13        $ 369     $ 9,439       $193,250
Ronald R. Dion*          $ 60,227   $ 74      $ 3,458     $ 82        $ 726     $17,676       $265,250
Charles L. Ladner*       $ 25,446   $ 10      $ 1,800     $ 12        $ 371     $ 9,154       $194,250
Dr. John A. Moore*       $ 30,451   $ 19      $ 2,026     $ 22        $ 422     $10,319       $146,250
Patti McGill Peterson*   $ 25,511   $ 10      $ 1,816     $ 14        $ 372     $ 9,237       $126,500
Steven R. Pruchansky*    $ 30,196   $ 19      $ 2,063     $ 23        $ 420     $10,506       $145,250
Total                    $247,648   $160      $16,594     $190       $3,421     $84,513     $1,322,250

(1) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2006. As of this date, Messrs. Carlin, Chapman, Dion, Moore, Pruchansky and Ms. Peterson served on fifty-three funds in the John Hancock Fund Complex: Messrs. Ladner and Cunningham served on one-hundred-forty-three funds.

* As of December 31, 2006, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $83,750, Mr. Cunningham was $170,724, Mr. Dion was $579,423, Mr. Ladner $85,936, Ms. McGill Peterson $70,782Dr. Moore was $325,332 and Mr. Pruchansky was $330,220 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ Richard P. Chapman retired March 20, 2007.

As of February 1, 2007, the officers and Trustees of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds, except that as a group they beneficially own 4.96% of Class I shares of International Classic Value Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Funds.


Classic Value Fund



--------------------------------------- --------- --------- ---------- ---------- -----------
Name and Address of Owners of More
than 5% of Shares                        Class A   Class B   Class C    Class I    Class R1
--------------------------------------- --------- --------- ---------- ---------- -----------
MLPF&S                                    5.08%    15.00%    25.79%      8.62%      23.94%
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East. 2nd Floor
Jacksonville, FL  32246-6484

--------------------------------------- --------- --------- ---------- ---------- -----------
Citigroup Global Markets Inc.             7.93%    12.87%    16.08%        --         --
333 W. 34th Street
New York, NY  10001-2402

--------------------------------------- --------- --------- ---------- ---------- -----------
Charles Schwab & Co Inc.                    --       --        --        9.25%        --
Mutual Funds Dept
101 Montgomery Street
San Francisco, CA  94104-4151

--------------------------------------- --------- --------- ---------- ---------- -----------
NFS LLC FEBO                                --       --        --        5.88%        --
FIIOC as Agent for
Qualified Employee Benefit Plans 401K
100 Megellan Way
Covington, KY  41015-1987

--------------------------------------- --------- --------- ---------- ---------- -----------
EMJAYCO                                     --       --        --          --        5.28%
Aries Marine 401K Plan
5001 N. Lydell Avenue
Milwaukee, WI  53217-5531
--------------------------------------- --------- --------- ---------- ---------- -----------

Classic Value Fund II

--------------------------------------- --------- --------- ---------- ---------- -----------
Name and Address of Owners of More
than 5% of Shares                        Class A   Class B   Class C    Class I    Class R1
--------------------------------------- --------- --------- ---------- ---------- -----------
John Hancock Life Insurance Co.           15.31%     --         --         --       37.21%
601 Congress Street
Boston, MA  02210-2804

--------------------------------------- --------- --------- ---------- ---------- -----------
Charles Schwab & Co Inc.                   8.93%     --         --       27.78%       --
Mutual Funds Dept
101 Montgomery Street
San Francisco, CA  94104-4151

--------------------------------------- --------- --------- ---------- ---------- -----------
MLPF&S                                      --      11.29%    24.30%       --         --
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East. 2nd Floor
Jacksonville, FL  32246-6484

--------------------------------------- --------- --------- ---------- ---------- -----------


--------------------------------------- --------- --------- ---------- ---------- -----------
The First Hospital Foundation               --       --         --       15.64%       --
1315 Walnut Street, Suite 1329
Philadelphia, PA  19107-4725


--------------------------------------- --------- --------- ---------- ---------- -----------
First American Trust FSB                    --       --         --       14.41%       --
FBO PAC SYM
5 First American Way
Santa Ana, CA  92707-5913

--------------------------------------- --------- --------- ---------- ---------- -----------
Currie & Co.                                --       --         --       12.44%       --
C/O Fiduciary Trust Co. Int'l
Church Street Station
P.O. Box 3199
New York, NY  10008-3199
--------------------------------------- --------- --------- ---------- ---------- -----------
NFS LLC FEBO Marsha Otte                    --       --         --         --        50.88%
Marsha Otte, Trustee
5701 Mariner Street, Apt. 506
Tampa, FL  33609-3474

--------------------------------------- --------- --------- ---------- ---------- -----------
NFS LLC FEBO                                --       --         --         --         8.44%
Northern Trustco
Regular IRA
FBO Paul F. Mosher
5155 Muir Avenue
San Diego, CA  92107-2011
--------------------------------------- --------- --------- ---------- ---------- -----------

Core Equity Fund

--------------------------------------- --------- --------- ---------- ---------
Name and Address of Owners of
More than 5% of Shares                   Class A   Class B    Class C   Class I
--------------------------------------- --------- --------- ---------- ---------
MLPF&S                                    5.85%      --       11.00%      --
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East,  2nd Floor
Jacksonville, FL  32246-6484

--------------------------------------- --------- --------- ---------- ---------
MG Trust Services Custodian                --        --         --       98.42%
FOB Perkin Elmer
700 17th Street,  Suite 150
Denver, CO  80202-3502

--------------------------------------- --------- --------- ---------- ---------

International Classic Value Fund



--------------------------------------- --------- --------- ---------- ---------- -----------
Name and Address of Owners of More
than 5% of Shares                        Class A   Class B   Class C    Class I    Class NAV
--------------------------------------- --------- --------- ---------- ---------- -----------
John Hancock Life Insurance Co.           25.20%     7.50%      --         --         --
601 Congress Street, 9th Floor
Boston, MA  02210-2804

--------------------------------------- --------- --------- ---------- ---------- -----------
UBS Financial Services Inc. FBO            9.73%      --        --         --         --
Silk Investments Limited
Palm Grove House
Road Town
Tortola, Virgin Islands

--------------------------------------- --------- --------- ---------- ---------- -----------


--------------------------------------- --------- --------- ---------- ---------- -----------
UBS Financial Services Inc. FBO           6.43%      --         --         --         --
Stichting Olympia Trust
c/o Moret Ernst & Young
Zeelandia Office Park
Post Bus 3626 Willemstad
Curacao, Netherlands

--------------------------------------- --------- --------- ---------- ---------- -----------
First Clearing, LLC                        --        --       5.62%        --         --
c/o Gary Hickle, VP Finance
Yellowstone Boys and Girls Ranch
Foundation Co.
2050 Overland Avenue
P.O. Box 80807
Billings, MT  59108

--------------------------------------- --------- --------- ---------- ---------- -----------
New York Historical Society                --        --        --        21.93%        --
Louise Mirrer, Richard A. Shein and
Stephanie T. Benjamin
170 Central Park West
New York, NY  10024-5194

--------------------------------------- --------- --------- ---------- ---------- -----------
NFS LLC FEBO                               --        --        --         8.10%        --
FIIOC Agent FBO
Qualified Employee
Plans 401K FINOPS-IC Funds
100 Magellan Way
Covington, KY  41015-1987

--------------------------------------- --------- --------- ---------- ---------- -----------
C/O US Trust Company                       --        --        --        19.52%        --
Atwell  & Co. FBO - Acct # 1
P.O. Box 456
Wall Street Station
New York, NY  10005

--------------------------------------- --------- --------- ---------- ---------- -----------
C/O US Trust Company                       --        --        --        15.26%        --
Atwell  & Co. FBO - Acct # 2
P.O. Box 456
Wall Street Station
New York, NY  10005

--------------------------------------- --------- --------- ---------- ---------- -----------
C/O US Trust Company                       --        --        --         7.72%        --
Atwell  & Co. FBO - Acct # 3
P.O. Box 456
Wall Street Station
New York, NY  10005

--------------------------------------- --------- --------- ---------- ---------- -----------


Large Cap Select Fund

--------------------------------------- --------- --------- ---------- ---------
Name and Address of Owners of
More than 5% of Shares                   Class B   Class C    Class I   Class R
--------------------------------------- --------- --------- ---------- ---------
MLPF&S for the Sole Benefit of its        7.51%     7.13%       --        --
Customers
Attn:  Fund Administration
4800 Deer Lake Drive East,  2nd Floor
Jacksonville, FL  32446-6484

--------------------------------------- --------- --------- ---------- ---------
Citigroup Global Markets Inc.             5.21%      --         --        --
333 West 34th Street
New York, NY  10001-2402

--------------------------------------- --------- --------- ---------- ---------
Investors Bank & Trust FBO                 --        --       99.61%      --
Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139

--------------------------------------- --------- --------- ---------- ---------
John Hancock Advisers LLC                  --        --         --      36.63%
601 Congress Street
Boston,  MA  02210-2804

--------------------------------------- --------- --------- ---------- ---------
MG Trust Custodian                         --        --         --      19.38%
FBO Albert Fried & Company LLC
700 17th Street, Suite 300
Denver, CO  80202-3531

--------------------------------------- --------- --------- ---------- ---------
MG Trust Custodian                         --        --         --       6.22%
FBO Jay Carty
700 17th Street, Suite 300
Denver, CO  80202-3531

--------------------------------------- --------- --------- ---------- ---------
MG Trust Custodian                         --        --         --      15.60%
FBO Pfabulous Gentle Dentistry
700 17th Street, Suite 300
Denver, CO  80202-3531

--------------------------------------- --------- --------- ---------- ---------
Pershing LLC                               --        --         --        --
PO Box 2052
Jersey City, NJ

--------------------------------------- --------- --------- ---------- ---------
MG Trust Custodian                         --        --         --       5.58%
FBO Robinson Financial 401K Plan
700 17th Street, Suite 300
Denver, CO  80202-3531

--------------------------------------- --------- --------- ---------- ---------
MG Trust Company CUST FBO                  --        --         --       5.79%
FBO Robinson Financial 401K Plan
700 17th Street, Suite 300
Denver, CO  80202-3531

--------------------------------------- --------- --------- ---------- ---------

U.S. Global Leaders Growth Fund


--------------------------------------- --------- --------- ---------- ---------- -----------
Name and Address of Owners of More
than 5% of Shares                        Class A   Class B   Class C    Class I    Class R1
--------------------------------------- --------- --------- ---------- ---------- -----------
MLPF&S for the Sole Benefit of its        5.04%     13.82%    35.25%     36.19%     81.86%
Customers
Attn:  Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

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Citigroup Global Markets Inc               --        7.62%    13.32%       --         --
333 West 34th Street
New York, NY  10001-2402

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SEI Private Trustco                        --        --         --        7.03%        --
C/O Sun Trust
One Freedom Valley Drive
Oaks, PA 19456
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INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $28 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of December 31, 2006. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

Classic Value Fund
Classic Value Fund II
International Classic Value Fund

The Sub-Adviser, Pzena Investment Management, LLC, is located at 120 West 45th Street, 20th Floor, New York, New York, 10036. The Sub-Adviser was founded in 1995 by Richard Pzena and has been providing investment advisory services to institutional and individual clients since that time, and managed $27.3 billion as of December 31, 2006. The majority of the Sub-Adviser is owned by Mr. Pzena, Managing Principal and Co-Chief Investment Officer, and his three other managing partners: John Goetz, Managing Principal and Co-Chief Investment Officer; William Lipsey, Managing Principal, Marketing and Client Services; and A. Rama Krishna, Managing Principal, Large Cap Value. Twenty other employees also own interests in the firm. The eighteen members of the Sub-Adviser's investment team include senior investment professionals, bringing experience from Wall Street, corporate management, private equity and management consulting. The Sub-Adviser served as the investment adviser to the Fund's predecessor, Pzena Focused Value Fund.


Core Equity Fund


The Sub-Adviser, Independence (formerly Independence Investment Associates, Inc.), located at 53 State Street, Boston, Massachusetts 02109, was organized in 1982 and as of December 31, 2006 managed over $8 billion in assets for primarily institutional clients. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc.

Large Cap Select Fund


The Sub-Adviser, Shay Assets Management, Inc. ("SAMI") is located at 230 West Monroe Street, Chicago, Illinois 60606. The Sub-Adviser has been providing investment advisory services since 1981 and is controlled by Rodger D. Shay, Chairman. The Sub-Adviser, along with its predecessor, Shay Assets Management Co., served as the investment adviser to the Fund's predecessor, M.S.B. Fund, Inc., from May 19, 1995 until the Reorganization and managed approximately $3.5 billion as of December 31, 2006. SAMI is a wholly owned subsidiary of Shay Investment Services Inc., a privately-held holding company. Rodger D. Shay is the majority shareholder of Shay Investment Services, Inc.


Mr. John J. McCabe, Senior Vice President and Chief Investment Strategist of the Sub-Adviser, provides macro-economic advice in connection with the management of the Fund. Mr. McCabe has been a part of the portfolio management team for the Fund and the Predecessor Fund since 1991. He joined the Sub-Adviser in May 1995 and prior thereto, he served as Senior Vice President and Chief Investment Officer of Nationar, the Predecessor Fund's former investment adviser. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of the Association for Investment Management and Research.


Mr. Mark F. Trautman, Vice President of the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio investments. Mr. Trautman has been responsible for the management of the Fund's and the Predecessor Fund's portfolio since 1993. He joined the Sub-Adviser in May 1995 and prior thereto, he served as Director of Mutual Fund Investments for the Predecessor former investment adviser, Nationar. Mr. Trautman also has served as the portfolio manager of the AMF Large Cap Equity Institutional Fund (formerly the Institutional Investors Capital Appreciation Fund, Inc.), since 1993. From January 1992 through March 1993 he served as Senior Equity Analyst for the Predecessor Fund and the Institutional Investors Capital Appreciation Fund, Inc.


U.S. Global Leaders Fund


The Sub-Adviser, Sustainable Growth Advisers, L.P. ("SGA"), is located at 3 Stamford Plaza, 301 Tresser Blvd, Suite 1310, Stamford, CT 06901. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies, and mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, each owns 24% of SGA. Total assets under management by these SGA principals as of December 31, 2006 were approximately $3.5 billion.

Each Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved in connection with the Reorganization by the sole initial shareholder of the Fund and, with respect to the Core Equity Fund, by that fund's shareholders. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and each Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice with respect to investments, investment policies and the purchase and sale of securities.

Each Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.


Classic Value Fund

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser daily a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

         Average Daily Net Assets                             Annual Rate
         $0 to $2.5 billion                                   0.85%
         $2.5 billion to $5.0 billion                         0.825%
         Amount over $5.0 billion                             0.80%


         *Breakpoint added as of the close of business on May 1, 2006.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets.


Effective May 1, 2006, the Adviser agreed to limit the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.89% of the Fund's average daily net assets and the net operating expenses on Class A shares to 1.32% and Class B and Class C shares to 2.07%. In addition, the transfer agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.18% of each class's average daily net assets. The Adviser and Transfer Agent agreed not to terminate this limitation at least until April 30, 2008.


From November 9, 2004 through April 30, 2006 the Adviser limited the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.89% of the Fund's average daily net assets and the net operating expenses on Class A shares to 1.33% and Class B and Class C shares to 2.08%. In addition, the transfer agent has limited transfer agent fees on Class A, B and C shares to 0.19% of each class's average daily net assets. Prior to November 9, 2004, the Adviser limited the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.85% of the Fund's average daily net assets and the net operating expenses on Class A shares to 1.29% and Class B and Class C shares to 2.04%. This limitation was terminated November 8, 2004. In addition, the transfer agent limited transfer agent fees on Class A, Class B and C shares to 0.19% of each class's average daily net assets.

For the fiscal years ended December 31, 2004, 2005, and 2006, the advisory fees payable to the Fund's Adviser amounted to $8,563,987, $27,772,833 and $58,019,086, respectively, prior to the expense reduction by the Adviser. After the expense reduction, the Fund paid an advisory fee for the fiscal years ended December 31, 2004, 2005 and 2006 of $7,510,033, $26,577,662 and $57,723,629,
respectively.


As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser quarterly, in arrears, after the end of each quarter, a fee equal on an annual basis to the following percentages of the Fund's average daily net assets: 40% of the actual management fee received by the Adviser.

Until March 31, 2005, the Adviser (not the Fund) paid the Sub-Adviser quarterly, in arrears, after the end of each quarter, a fee equal on an annual basis to the following percentages of the Fund's average daily net assets: (i) 0.4250% with respect to the first $500,000,000 of the average daily net asset value of the Fund; (ii) 0.3825% with respect to the average daily net asset value of the Fund in excess of $500,000,000 up to $1,000,000,000; (iii) 0.3400% with respect to the average daily net asset value of the Fund in excess of $1,000,000,000 up to $1,500,000,000; (iv) 0.2975% of the average daily net asset value of the Fund in excess of $1,500,000,000 up to $2,000,000,000; and (v) 0.2550% of the average daily net asset value of the Fund in excess of $2,000,000,000

Classic Value Fund II

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser daily a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

        Average Daily Net Assets                             Annual Rate
        $0 to $2.5 billion                                   0.80%
        $2.5 billion to $5.0 billion                         0.78%
        Amount over $5.0 billion                             0.76%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets.


Effective July 1, 2006, the Adviser contractually limited the Fund's total expenses to 1.32% of the Fund's average daily net assets for Class A shares at least until April 30, 2008. Prior to July 1, 2006, the Adviser has agreed to limit the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.89% of the Fund's average daily net assets and the net operating expenses on Class A shares to 1.32% and Class B and Class C shares to 2.07%. In addition, the transfer agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.18% of each class's average daily net assets. The Adviser and Transfer Agent agreed not to terminate this limitation at least until June 30, 2008. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit. The Adviser limits its ability to recover reduced expenses to the end of the Fund's fiscal year.


For the period from July 1, 2006 to December 31, 2006, the Adviser received fees of $0.

As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser quarterly, in arrears, within five business days after the end of each quarter, a fee based on a stated percentage of the average daily net assets of the Fund as follows:

        Average Daily Net Assets                             Annual Rate
        $0 to $2.5 billion                                   0.31%
        $2.5 billion to $5.0 billion                         0.31%
        Amount over $5.0 billion                             0.30%

Core Equity Fund


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser daily a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:


        Average Daily Net Assets                             Annual Rate
        First $750,000,000                                   0.75%
        Amount over $750,000,000                             0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended December 31, 2004, 2005 and 2006, the Adviser received fees of $3,24,662, $2,792,282 and $2,448,219, respectively.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser a quarterly sub-advisory fee at the annual rate of 35% of the management fee paid by the Fund to the Adviser for the preceding three months. Prior to July 1, 2003, the Sub-Advisory fee paid by the Adviser to the Sub-Adviser was equal to 51% of the advisory fee payable on the Fund's average daily net assets.


International Classic Value Fund

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser daily a fee based on an annual rate of 1.05% of the average of the daily net asset value of the Fund.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets.

The Adviser has agreed to limit the Fund's expenses (excluding transfer agent and 12b-1 fees) to 1.11% of the Fund's average daily net assets and the net operating expenses on Class A shares to 1.71% and Class B and Class C shares to 2.41% at least until April 30, 2008. In addition, the Transfer Agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.30% of each class's average net assets at least until April 30, 2008. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit. The Adviser limits its ability to recover reduced expenses to the end of the Fund's fiscal year.

For the period from February 28, 2006 to December 31, 2006, the Adviser received fees of $155,136.

As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser quarterly, in arrears, within five business days after the end of each quarter, a fee equal to 0.55% of the average daily net asset value of the Fund.


Large Cap Select Fund


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser daily a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

        Average Daily Net Assets                             Annual Rate
        First $2,700,000,000                                 0.75%
        Amount over $2,700,000,000*                          0.70%

        *Breakpoint added as of the close of business on June 30, 2005.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit.


The Adviser has agreed to limit the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.90% of the Fund's average daily net assets and total expenses on Class A shares to 1.38%. In addition, the Transfer Agent has agreed to limit transfer agent fees on Class A, Class B and Class C shares to 0.23% of each class's average daily net assets. The Adviser has agreed with the Sub-Adviser not to terminate this limitation at least until April 30, 2008.

For and the fiscal years ended December 31, 2004 2005 and 2006, the advisory fees payable to the Fund's Adviser amounted to $524,796, $ 568,073 and $526,823, respectively, prior to the expense reduction by the Adviser. After the expense reduction, the Fund paid an advisory fee for the fiscal years ended December 31, 2004 2005 and 2006 of $455,465, $485,013 and $433,908, respectively.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly, in arrears, within 5 business days after the end of each month, a fee equal on an annual basis to the following percentages of the actual management fee received by the Adviser from the Fund: (i) 45% of the investment management fee with respect to the first $250,000,000 of the average daily net asset value of the Fund; (ii) 40% of the investment management fee with respect to the average daily net asset value of the Fund in excess of $250,000,000 up to $500,000,000; (iii) 35 % of the investment management fee with respect to the average daily net asset value of the Fund in excess of $500,000,000 up to $750,000,000; (iv) 30% of the investment management fee with respect to the average daily net asset value of the Fund in excess of $750,000,000 up to $1,000,000,000; and (v) 25% of the investment management fee with respect to the average daily net asset value of the Fund in excess of $1,000,000,000.

Under the investment management agreement between the Sub-Adviser and the Fund's predecessor, M.S.B. Fund, Inc., the Predecessor Fund paid a management fee at an annual rate equal to 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The investment advisory fee paid to the Sub-Adviser by the Predecessor Fund was reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees and directors fees and expenses) exceeded 1.10% of the Fund's average daily net assets during a fiscal year. The total investment advisory fees paid by the Predecessor Fund to the Sub-Adviser for the fiscal years ended December 31, 2002, was $389,566 (after all fee reductions and expense limitations.)


U.S. Global Leaders Growth Fund

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows.

        Average Daily Net Assets                             Annual Rate
        First $2,000,000,000                                 0.75%
        Next $3,000,000,000                                  0.70%
        Amount over $5,000,000,000                           0.65%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit.


Effective April 9, 2005, the Adviser has agreed to limit the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.79% of the Fund's average daily net assets and net operating expenses on Class A, B, C and I shares to 2.10%, 2.80%, 2.80% and 1.45%, respectively. In addition, the Transfer Agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.28% of each class's average daily net assets. The Adviser and Transfer Agent agreed not to terminate these limitations until at least April 30, 2007.

Prior to May 18, 2004, the Adviser limited the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.86% of the Fund's average daily net assets and net operating expenses on Class A shares to 1.37%. In addition, the Transfer Agent limited transfer agent fees on Class A, B and C shares to 0.26% of each class's average daily net assets. This limitation was terminated May 18, 2004.

For the fiscal years ended December 31, 2004, 2005 and 2006, the advisory fees payable to the Fund's Adviser amounted to $6,647,487, $12,636,135 and $12,656,240, respectively, prior to the expense reduction by the Adviser. After the expense reduction, the Fund paid an advisory fee for the fiscal years ended December 31, 2004, 2005 and 2006 of $0, $11,929,521 and $12,656,240,
respectively.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly a Sub-Advisory fee which is accrued daily, and on an annual basis is equal to (i) 35% of the gross management fee received by the Adviser for average daily net assets less than $500,000,000; (ii) 30% of the gross management fee received by the Adviser for average daily net assets equal to $500,000,000 and less than $1 billion; (iii) 25% of the gross management fee received by the adviser for average daily net assets equal to $1 billion and less than $1.5 billion; and (iv) 20% of the gross management fee received by the Adviser for average daily net assets equal to or in excess of $1.5 billion. In the event that, and each time that, prior to the fifth anniversary of the effective date of the Sub-Advisory agreement (the "Effective Date"), Messrs. Fraise, Marchand, Rohn or any person designated as a co-portfolio manager in the Fund's prospectus (collectively, a "Co-portfolio Manager") ceases to be employed by SGA, the monthly fee paid to SGA by the Adviser will be reduced by 20% of the fee that SGA would otherwise earn for such monthly period under the Sub-Advisory agreement until SGA retains a new Co-portfolio manager who is acceptable to the Adviser. In the event that, and each time that, prior to the fifth anniversary of the Effective Date, SGA does not have an analyst reasonably acceptable to the Adviser, supporting the Co-portfolio Managers in the management of the Fund, the monthly fee paid to SGA will be reduced by 10% of the fee that SGA would otherwise earn for that monthly period until SGA retains an analyst reasonably acceptable to the Adviser. A pro rata adjustment shall be made for any month during which such condition existed only for a portion of such month.

Until July 16, 2003, the Fund was Sub-Advised by Yeager, Wood & Marshall, Incorporated ("YWM"), which was located at 630 Fifth Avenue, New York, NY 10111.

As provided in the Sub-Advisory Agreement with YWM, the Adviser (not the Fund) paid YWM quarterly, in arrears, after the end of each quarter, a fee equal on an annual basis to the following percentages of the Fund's average daily net assets: (i) 0.3375% with respect to the first $500,000,000 of the average daily net asset value of the Fund; (ii) 0.300% with respect to the average daily net asset value of the Fund in excess of $500,000,000 up to $1,000,000,000; (iii) 0.2625% with respect to the average daily net asset value of the Fund in excess of $1,000,000,000 up to $1,500,000,000; (iv) 0.225% of the average daily net asset value of the Fund in excess of  $1,500,000,000 up to  $2,000,000,000;  and
(v) 0.1875% of the average daily net asset value of the Fund in excess of $2,000,000,000. From the Fund's inception date of May 17, 2002 through the Fund's fiscal year end of December 31, 2002 the Adviser paid YWM $466,399 in Sub-Advisory fees

Securities held by each Fund may also be held by other Funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory and Sub-Advisory Agreements, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust, the Fund or any of their affiliates as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Fund, except that nothing in this Agreement shall waive or limit the liability of the Sub-Adviser for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Adviser, the Fund or any affiliated persons may become subject under any statute, at common law or otherwise arising out of or based on
(a) the Sub-Adviser's causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Prospectus or this Statement of Additional Information or any written policies, procedures, guidelines or instructions provided in writing to the Sub-Adviser by the Trustees or the Adviser, (b) the Sub-Adviser's causing the Fund to fail to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company, or (c) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.


Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement (discussed below) were approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement discussed below will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel


Accounting and Legal Services Agreement. The Trust, on behalf of each Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.


Classic Value Fund


For the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid the Adviser $256,947, $830,321 and $1,030,676, respectively, for services under this Agreement.

Classic Value Fund II

For the period from July 1, 2006 to December 31, 2006, the Fund paid the Adviser $1,933 for services under this Agreement.


Core Equity Fund


For the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid the Adviser $114,230, $87,519 and $54,402, respectively, for services under this Agreement.

International Classic Value Fund

For the period from February 28, 2006 to December 31, 2006, the Fund paid the Adviser $2,098 for services under this Agreement.


Large Cap Select Fund


For the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid the Adviser $18,271, $18,790 and $11,784, respectively, for services under this Agreement.


U.S. Global Leaders Growth Fund


For the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid the Adviser $231,005, $419,504 and $273,875, respectively, for services under this Agreement.

Proxy Voting Policies. The Trust's proxy voting policies and procedures (the "Trust's Procedures") delegate to the Sub-Adviser the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the Sub-Adviser's proxy voting policies and procedures. A Sub-Adviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Trust's Procedures and the proxy voting procedures of the Sub-Adviser is set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for a Sub-Adviser when voting proxies. Such conflicts could arise, for example, when the Sub-Adviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Trust, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a Sub-Adviser becomes aware of a material conflict of interest, the Trust's Procedures generally require the Sub-Adviser to follow any conflicts procedures that may be included in the Sub-Adviser's proxy voting procedures. Although conflicts procedures will vary among Sub-Advisers, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of the Sub-Adviser are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although the Sub-Adviser has a duty to vote all proxies on behalf of the portfolios it subadvises, it is possible that the Sub-Adviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the Sub-Adviser from trading the shares in the marketplace for a period of time, the Sub-Adviser may determine that it is not in the best interests of the portfolio to vote the proxies. A Sub-Adviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available
(1) without charge, upon request, by calling 1-800-344-1029 (attention: Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.



ADDITIONAL INFORMATION ABOUT THE FUNDS' PORTFOLIO MANAGERS


Other Accounts the Portfolio Managers are Managing. The tables below indicate for each portfolio manager of the Fund information about the accounts over which the portfolio managers have day-to-day investment responsibility. All information on the number of accounts and total assets in the tables are as of December 31, 2006. For purposes of the tables, "Other Pooled Investment Vehicles" may include investment partnerships, pooled separate accounts, and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

Classic Value Fund


------------------------ ------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME   OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------ ------------------------------------------------------------------------------------------------------
Richard S. Pzena         Other Registered Investment Companies: Eight (8) funds with total assets of approximately $827 million

                         Other Pooled Investment Vehicles:  One hundred ten (110) entities with total assets of approximately
                         $3,318 million

                         Other Accounts:  Four hundred forty (440) accounts with total assets of approximately $12,803 million

------------------------ ------------------------------------------------------------------------------------------------------
John P. Goetz            Other Registered Investment Companies: Ten (10) funds with total assets of approximately $882 million

                         Other Pooled Investment Vehicles:  One hundred twenty-one (121) entities with total assets of approximately $4,456 million

                         Other Accounts:  Four hundred forty-one (441) accounts with total assets of approximately $12,936 million

------------------------ ------------------------------------------------------------------------------------------------------
Antonio DeSpirito III    Other Registered Investment Companies:  Seven (7) funds with total assets of approximately $778 million

                         Other Pooled Investment Vehicles:  Forty-six (46) entities with total assets of approximately $2,645 million

                         Other Accounts:  One hundred thirty-five (135) accounts with total assets of approximately $5,627 million

------------------------ ------------------------------------------------------------------------------------------------------

Neither the Adviser nor the Sub-Adviser generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above, except that, with respect to accounts managed by Messrs. Pzena and Goetz, the Sub-Adviser receives performance-based fees with respect to twelve (12) Other Accounts with total assets of approximately $1,961 million. Mr. DeSpirito does not manage any performance-based fee accounts.


Classic Value Fund II



------------------------ ------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME   OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------ ------------------------------------------------------------------------------------------------------
Richard S. Pzena         Other Registered Investment Companies: Eight (8) funds with total assets of approximately $9,815 million

                         Other Pooled Investment Vehicles:  One hundred ten (110) entities with total assets of approximately
                         $3,318 million

                         Other Accounts:  Four hundred forty (440) accounts with total assets of approximately $12,803 million

------------------------ ------------------------------------------------------------------------------------------------------
John P. Goetz            Other Registered Investment Companies: Ten (10) funds with total assets of approximately $9,870 million

                         Other Pooled Investment Vehicles:  One hundred twenty-one (121) entities with total assets of approximately $4,456 million

                         Other Accounts:  Four hundred forty-one (441) accounts with total assets of approximately $12,936 million

------------------------ ------------------------------------------------------------------------------------------------------
Antonio DeSpirito III    Other Registered Investment Companies:  Seven (7) funds with total assets of approximately $9,766 million

                         Other Pooled Investment Vehicles:  Forty-six (46) entities with total assets of approximately $2,645 million

                         Other Accounts:  One hundred thirty-five (135) accounts with total assets of approximately $5,627 million

------------------------ ------------------------------------------------------------------------------------------------------

Neither the Adviser nor the Sub-Adviser generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above, except that, with respect to accounts managed by Messrs. Pzena and Goetz, the Sub-Adviser receives performance-based fees with respect. to twelve (12) Other Accounts with total assets of approximately $1,961 million. Mr. DeSpirito does not manage any performance-based fee accounts.


Core Equity Fund



------------------------ ------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME   OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------ ------------------------------------------------------------------------------------------------------
John C. Forelli, CFA     Other Registered Investment Companies: Two (2) funds with total net assets of approximately $2.1 billion

                         Other Pooled Investment Vehicles:  Two (2) entities with total net assets of approximately $313 million

                         Other Accounts:  Twenty-one (21) accounts with total net assets of approximately $2.3 billion

-------------------------------------------------------------------------------------------------------------------------------
Jay C. Leu, CFA          Other Registered Investment Companies: Two (2) funds with total net assets of approximately $2.1 billion

                         Other Pooled Investment Vehicles:  Two (2) entities with total net assets of approximately $313 million

                         Other Accounts:  Twenty-six  (26) accounts with total net assets of approximately $2.5 billion
-------------------------------------------------------------------------------------------------------------------------------

Neither the Adviser nor the Sub-Adviser generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above, except that, with respect to accounts managed by Mr. Forelli, the Sub-Adviser receives a performance-based fee with respect to one (1) Other Account with total assets of approximately $136 million. Mr. Leu does not manage any performance-based fee accounts."

International Classic Value Fund


------------------------ ------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME   OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------ ------------------------------------------------------------------------------------------------------

A. Rama Krishna, CFA     Other Registered Investment Companies:  Two (2) funds with total assets of approximately $33 million.

                         Other Pooled Investment Vehicles:  Three (3) entities with total assets of approximately $933 million

                         Other Accounts:  Two (2) with total assets of approximately $129 million

------------------------ ------------------------------------------------------------------------------------------------------

------------------------ ------------------------------------------------------------------------------------------------------
John P. Goetz            Other Registered Investment Companies: Twelve (12) funds with total assets of approximately $8,994.3 million

                         Other Pooled Investment Vehicles:  One hundred six (106) entities with total assets of approximately
                         $3,802.0 billion

                         Other Accounts:  Three hundred seventy-eight (378) accounts with total assets of approximately
                         $11,067.7 million

------------------------ ------------------------------------------------------------------------------------------------------
Michael D. Peterson      Other Registered Investment Companies:  Two (2) funds with total assets of approximately $33 million.

                         Other Pooled Investment Vehicles:  Three (3) entities with total assets of approximately $933 million

                         Other Accounts:   Two (2) with total assets of approximately $129 million

------------------------ ------------------------------------------------------------------------------------------------------

Neither the Adviser nor the Sub-Adviser generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above, except that, with respect to accounts managed by Mr. Goetz, the Sub-Adviser receives performance-based fees with respect to twelve (12) Other Accounts with total assets of approximately $1,962 million. Messrs. Krishna and Peterson do not manage any performance-based fee accounts.


In the Sub-Adviser's view, conflicts of interest may arise in managing the Fund's portfolio investments, on the one hand, and the portfolios of the Sub-Adviser's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and the Sub-Adviser's policy or procedure for handling them. Although the Sub-Adviser has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. The Sub-Adviser seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, the Sub-Adviser has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, the Sub-Adviser may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having NASD restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution. The Sub-Adviser will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Adviser may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, the Sub-Adviser has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by the Sub-Adviser's Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of the Sub-Adviser's full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by the Sub-Adviser, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person's contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of the Sub-Adviser's principals, affiliates or employees or their immediate family which are managed by the Sub-Adviser) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Fund and the other Accounts' securities holdings may also pose certain conflicts. The Sub-Adviser has identified the following areas of concern: (1) Where the Sub-Adviser manages the assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more Accounts; (2) Where the Sub-Adviser manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) Where the Sub-Adviser had a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. The Sub-Adviser's proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

The Sub-Adviser manages some Accounts under performance based fee arrangements. The Sub-Adviser recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, the Sub-Adviser generally requires portfolio decisions to be made on a product specific basis. The Sub-Adviser also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, the Sub-Adviser requires average pricing of all aggregated orders. Finally, the Sub-Adviser has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.


Large Cap Select Fund

------------------------ ------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME   OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------ ------------------------------------------------------------------------------------------------------
John J. McCabe           Other Registered Investment Companies:  One (1) fund with total assets of $91 million

                         Other Pooled Investment Vehicles:  None

                         Other Accounts:  None

------------------------ ------------------------------------------------------------------------------------------------------
Mark F. Trautman         Other Registered Investment Companies:  One (1) fund with total assets of $91 million.

                         Other Pooled Investment Vehicles:  None

                         Other Accounts:  None
------------------------ ------------------------------------------------------------------------------------------------------

Neither the Adviser nor the Sub-Adviser generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above.


U.S. Global Leaders Growth Fund



---------------------------- -----------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME       OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
---------------------------- -----------------------------------------------------------------------------------------------------
Gordon M. Marchand, CFA, CIC Other Registered Investment Companies:  Four (4) funds with total net assets of approximately $1,244 million

                             Other Pooled Investment Vehicles:  None

                             Other Accounts:  Thirteen (13) accounts with approximately $629 million in total net assets

---------------------------- -----------------------------------------------------------------------------------------------------
George P. Fraise             Other Registered Investment Companies:  Four (4) funds with total net assets of approximately $1,244 million

                             Other Pooled Investment Vehicles:  None

                             Other Accounts:  Thirteen (13) accounts with approximately $629 million in total net assets

---------------------------- -----------------------------------------------------------------------------------------------------
Robert L. Rohn               Other Registered Investment Companies:  Four (4) funds with total net assets of approximately $1,244 million

                             Other Pooled Investment Vehicles:  None

                             Other Accounts:  Thirteen (13) accounts with approximately $629 million in total net assets

---------------------------- -----------------------------------------------------------------------------------------------------

Neither the Adviser nor the Sub-Adviser generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Funds as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Sub-Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.


A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the procedures of the Sub-Adviser generally result in such trades being "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Sub-Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. The Sub-Adviser employs only one investment strategy in the management of its accounts: sustainable growth with a global reach. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Manager

Classic Value Fund


Portfolio managers and other investment professionals at the Sub-Adviser are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. The Sub-Adviser avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by the Sub-Adviser for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in the Sub-Adviser as of January 1, 2007 of each member of the investment team who makes investment decisions for the Classic Value Fund is as follows:


Richard S. Pzena                    Greater than 25% but less than 50%
John P. Goetz                       Greater than 5% but less than 10%
Antonio DeSpirito, III              Less than 5%

Classic Value II

Portfolio managers and other investment professionals at the Sub-Adviser are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. The time frame the Sub-Adviser examines for bonus compensation is annual. The Sub-Adviser considers both quantitative and qualitative factors when determining performance bonuses, however, performance bonuses are not based on

Fund performance or assets of the Fund. For investment professionals, the Sub-Adviser examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, the Sub-Adviser always looks at the person as a whole and contributions that he/she has made and is likely to make in the future. The Sub-Adviser avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by the Sub-Adviser for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in the Sub-Adviser as of January 1, 2007 of each member of the investment team who makes investment decisions for the Classic Value Fund II is as follows:


Richard S. Pzena                    Greater than 25% but less than 50%
John P. Goetz                       Greater than 5% but less than 10%
Antonio DeSpirito, III              Less than 5%


Core Equity Fund


The Sub-Adviser has adopted a system of compensation for portfolio managers that seeks to drive superior results by linking that person's total compensation to both their performance, as individuals, as well as the Company's performance as a whole. All of Sub-Adviser's portfolio managers have signed employment agreements with the Sub-Adviser and all are currently eligible to receive: 1) a competitive base salary; 2) a bonus payable from the Annual Incentive Bonus program; 3) marketing incentive; and 4) payments derived from their equity ownership. In addition, all portfolio managers receive customary benefits that are generally offered to all salaried employees of the Sub-Adviser. The following describes each component of the compensation package that portfolio managers are generally eligible to receive.


Base salary. Base compensation is fixed and generally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience, job responsibilities and overall job performance of the investment professional.


Annual Incentive Bonus. On an annual basis, goals and objectives are established for all investment professionals. Each investment professional is evaluated relative to these specific goals, with close attention paid to the performance of the products they support or manage, relative to both the benchmark and to their peer group, and the overall quality of their other services to the Sub-Adviser. These factors along with Independence's overall financial performance have an impact on each individual's annual incentive bonus.

Marketing Incentive. Independence's personnel, including its investment professionals, may be awarded compensation for introducing a new client to the Sub-Adviser or providing substantial assistance in developing a new client relationship. While the awards are discretionary, they are normally based upon a percentage of the revenues to the Sub-Adviser generated by the new account.

Equity Related Compensation. In addition, many key investment professionals, including the portfolio managers, have equity in Independence and are thereby eligible to receive additional compensation as a result of this ownership stake in the Sub-Adviser.


International Classic Value Fund

Portfolio managers and other investment professionals at the Sub-Adviser are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. Performance is a subjective assessment on three broad criteria: productivity, critical issue identification, and effectiveness at the research process. The Sub-Adviser avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by the Sub-Adviser for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).


A. Rama Krishna                     Greater than 5% but less than 10%
John P. Goetz                       Greater than 10% but less than 25%
Michael D. Peterson                 N/A - less than 5%


Large Cap Select Fund


The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the shareholders of the Funds they manage, through incentive payments based in part upon the relative investment performance of those Funds. The Sub-Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Sub-Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.


     o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

     o Bonus Plan. Investment professionals are eligible to receive an annual bonus, the amount of which is determined in part by a formula. Bonus arrangements are pursuant to a written plan, which is intended to provide a competitive level of annual bonus compensation. The investment performance of all accounts managed by the investment professional over 1, 3, 5, and 10-year periods are considered. The pre-tax performance of each account is measured against the same benchmark against which the results of each account's performance are measured. The remaining portion of the bonus is based upon the assets in the accounts for which the portfolio manager has day-to-day responsibility, a percentage of the advisory fees received by the Sub-Adviser from the managed accounts, and subjective evaluation of the investment professional's performance.

     o Restricted Stock Grants. Some investment professionals may receive restricted stock grants, where the investment professional is offered the opportunity to purchase the stock.

While the investment performance of the accounts that an investment professional manages is a factor in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

U.S. Global Leaders Fund


The Sub-Adviser has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of the Sub-Adviser. The Sub-Adviser's three principals/portfolio managers, compensation is based solely upon the Sub-Adviser's financial performance. The Sub-Adviser's compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of the Sub-Adviser.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:


         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

Classic Value Fund


---------------------------------- -------------------------------------------
Portfolio Manager                       Range of Beneficial Ownership
---------------------------------- -------------------------------------------
Richard S. Pzena                                      E
---------------------------------- -------------------------------------------
John P. Goetz                                         F
---------------------------------- -------------------------------------------
Antonio DeSpirito, III                                E
---------------------------------- -------------------------------------------


Classic Value Fund II

---------------------------------- -------------------------------------------
Portfolio Manager                       Range of Beneficial Ownership
---------------------------------- -------------------------------------------
Richard S. Pzena                                      A
---------------------------------- -------------------------------------------
John P. Goetz                                         A
---------------------------------- -------------------------------------------
Antonio DeSpirito III                                 A
---------------------------------- -------------------------------------------

Core Equity Fund


---------------------------------- -------------------------------------------
Portfolio Manager                       Range of Beneficial Ownership
---------------------------------- -------------------------------------------
John C. Forelli,CFA                                   A
---------------------------------- -------------------------------------------
Jay C. Leu,CFA                                        A
---------------------------------- -------------------------------------------


International Classic Value Fund


---------------------------------- -------------------------------------------
Portfolio Manager                   of Beneficial Ownership
---------------------------------- -------------------------------------------
A. Rama Krishna,CFA                                   A
---------------------------------- -------------------------------------------
John P. Goetz                                         A
---------------------------------- -------------------------------------------
Michael D. Peterson                                   A
---------------------------------- -------------------------------------------


Large Cap Select Fund

---------------------------------- -------------------------------------------
Portfolio Manager                       Range of Beneficial Ownership
---------------------------------- -------------------------------------------
John J. McCabe                                        F
---------------------------------- -------------------------------------------
Mark F. Trautman                                      F
---------------------------------- -------------------------------------------

U.S. Global Leaders Growth Fund


---------------------------------- -------------------------------------------
Portfolio Manager                       Range of Beneficial Ownership
---------------------------------- -------------------------------------------
Gordon M. Marchand,CFA, CIC                           E
---------------------------------- -------------------------------------------
George P. Fraise                                      C
---------------------------------- -------------------------------------------
Robert L. Rohn                                        A
---------------------------------- -------------------------------------------


DISTRIBUTION CONTRACTS


The Funds have Distribution Agreements with John Hancock Funds. Under the agreements John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. John Hancock Funds accepts orders for the purchase of the shares of the Funds that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B, Class C and Class R1 shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Classic Value Fund


Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended December 31, 2004, 2005 and 2006 were $6,648,227, $9,481,253 and $5,979,863, respectively. Of such amounts $975,393,
$1,399,123 and $807,942, respectively, were retained by John Hancock Funds. The underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended December 31, 2004, 2005 and 2006 were $3,892,256, $0 and $0, respectively. No Class C commissions were retained by John Hancock Funds; the underwriting commissions were reallowed to Selling Firms.

Classic Value Fund II

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended December 31, 2004, 2005 and 2006 were
$6,648,227,  $9,481,253 and $498,042,  respectively.  Of such amounts  $975,393,
$1,399,123 and $79,634, respectively, were retained by John Hancock Funds. The underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended December 31, 2004, 2005 and 2006 were $3,892,256, $0 and $0, respectively. No Class C commissions were retained by John Hancock Funds; the underwriting commissions were reallowed to Selling Firms.


Core Equity Fund


Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended December 31, 2004, 2005 and 2006 were $213,895, $168,844 and $169,181, respectively. Of such amounts $22,683, $20,203 and $22,433, respectively, were retained by John Hancock Funds. The underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended December 31, 2004, 2005 and 2006 were $21,549, $0 and $0, respectively. No Class C commissions were retained by John Hancock Funds; the underwriting commissions were reallowed to Selling Firms

International Classic Value Fund


Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the period February 28, 2006 to December 31, 2006 was $141,101. Of that amount $23,080 was retained by John Hancock Funds. The underwriting commissions (sales charges) for sales of the Fund's Class C shares for the period from February 28, 2006 to December 31, 2006 was $0. No Class C commissions were retained by John Hancock Funds; the underwriting commissions were reallowed to Selling Firms.


Large Cap Select Fund


Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended December 31, 2004, 2005 and 2006 were $162,443, $44,174 and $22,026, respectively. Of such amounts $25,393, $6,917 and
$3,260, respectively, were retained by John Hancock Funds. The underwriting commissions (sales charges) for sales of the Fund's Class C shares for fiscal years ended December 31, 2004, 2005 and 2006 were $61,773, $0 and $0, respectively. No Class C commissions were retained by John Hancock Funds; the underwriting commissions were reallowed to Selling Firms.


U.S. Global Leaders Growth Fund


Total underwriting commissions (sales charges) for sales of the Class A shares for the fiscal years ended December 31, 2004, 2005 and 2006 were $2,146,634, $1,977,511 and $766,847, respectively. Of such amount for fiscal years ended December 31, 2004, 2005 and 2006 were $328,646, $292,777 and $110,998, respectively were retained by John Hancock Funds. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended December 31, 2004, 2005 and 2006 were $1,117,602, $0 and $0, respectively. No Class C commissions were retained by John Hancock Funds; the underwriting commissions were paid/reallowed to Selling Firms.

The Funds' Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Classic Value Fund, Classic Value II Fund, Large Cap Select Fund and the U.S. Global Leaders Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A, 1.00% for Class B and Class C shares and 0.50% for Class R1 shares of the Funds' average daily net assets attributable to the respective class of shares. The Core Equity Fund and the International Classic Value Fund will pay distribution and service fees at an aggregate annual rate of 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund. However, the service fee will not exceed 0.25% of the Funds' average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of the Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of the Fund shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. Unreimbursed expenses under the Class R1 Plan will be carried forward to subsequent fiscal years. The Funds do not treat unreimbursed expenses under the Class B, Class C and Class R1 Plans as a liability of the Funds because the Trustees may terminate Class B, Class C and/or Class R1 Plans at any time.


Classic Value Fund


For the fiscal year ended December 31, 2006, an aggregate of $9,294,919 of distribution expenses or 2.96%, of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006, an aggregate of $4,687,272 of distribution expenses or 0.48%, of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006, an aggregate of $1,055,560 of distribution expenses or 5.15% of the average net assets of the Fund's Class R1 shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

Classic Value Fund II

For the fiscal year ended December 31, 2006, an aggregate of $146,816 of distribution expenses or 5.00%, of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006, an aggregate of $142,529 of distribution expenses or 1.87%, of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006, an aggregate of $5,645 of distribution expenses or 2.03% of the average net assets of the Fund's Class R1 shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


Core Equity Fund


For the fiscal year ended December 31, 2006 an aggregate of $2,745,244 of distribution expenses or 2.28% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006, an aggregate of $110,987 of distribution expenses or 0.75% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

International Classic Value Fund

For the fiscal year ended December 31, 2006 an aggregate of $42,652 of distribution expenses or 6.65% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year December 31, 2006, an aggregate of $36,152 of distribution expenses or 1.68% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

Large Cap Select Fund


For the fiscal year ended December 31, 2006 an aggregate of $7,315 distribution expenses or 0.17% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006 an aggregate of $92,275 of distribution expenses or 2.02% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006 an aggregate of $6,259 of distribution expenses or 2.44% of the average net assets of the Fund's Class R1 shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


U.S. Global Leaders Growth Fund


For the fiscal year ended December 31, 2006 an aggregate of $9,873,023 distribution expenses or 5.35% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006 an aggregate of $1,944,989 of distribution expenses or 0.83% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006 an aggregate of $97,128 of distribution expenses or 1.84% of the average net assets of the Fund's Class R1 shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Classic Value Fund, Classic Value II Fund, Large Cap Select Fund and the U.S. Global Leaders Fund have also adopted a separate Class R1 shares Service Plan ("the Service Plan"). The Service Plan authorizes the Funds to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Funds a service fee of up to 0.25% of the Funds' average daily net assets attributable to Class R1 shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R1 shares; (c) processing orders to purchase, redeem and exchange Class R1 shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the Funds; and (e) other services related to servicing such retirement plans.

The Plans, the Service Plan and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees and (b) by a vote of a majority of the Funds' outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Funds which has voting rights with respect to that

Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Funds. The holders of Class A, Class B, Class C and Class R1 shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Funds.

Class I shares of the Funds are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B, Class C or Class R1 Plans.

Amounts paid to John Hancock Funds by any class of shares of the Funds will not be used to pay the expenses incurred with respect to any other class of shares of the Funds; provided, however, that expenses attributable to the Funds as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Funds may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended December 31, 2006, each Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                   Expense Items


                                              Printing and                                              Interest
                                               Mailing of        Compensation       Expenses of        Carrying or
                                             Prospectuses to          to           John Hancock       Other Finance
Shares                      Advertising     New Shareholders    Selling Firms          Funds             Charges
------                      -----------     ----------------    -------------      ------------       -------------
Classic Value
Class A                     $1,997,400        $115,895          $2,910,389         $6,280,996         $0
Class B                     $  541,395        $ 31,413          $  788,860         $1,702,462         $0
Class C                     $  984,719        $ 54,656          $6,021,459         $3,129,857         $0
Class R1                    $   18,025        $  1,878          $    9,198         $   71,249         $0
Classic Value II
Class A                     $    4,218        $    258          $      382         $   18,007         $0
Class B                     $    2,178        $    119          $      379         $    9,104         $0
Class C                     $    5,084        $    270          $      248         $   21,290         $0
Class R1                    $      100        $      5          $       38         $      410         $
Core Equity
Class A                     $   43,232        $  1,089          $  384,072         $  156,476         $0
Class B                     $   49,617        $  2,472          $  933,537         $  181,598         $0
Class C                     $    3,212        $    108          $  132,591         $   11,020         $0
International Classic Value
Class A                     $    3,431        $    197          $      528         $   28,037         $0
Class B                     $    1,419        $     17          $      204         $    4,985         $0
Class C                     $    2,468        $    138          $      771         $   18,243         $0
Class NAV                         --              --                 --                --             --
Large Cap Select
Class A                     $   10,427        $    409          $   56,345         $   78,278         $0
Class B                     $    2,939        $    115          $   15,885         $   22,068         $0
Class C                     $    1,703        $     50          $   31,309         $   13,152         $0
Class R1                    $      104        $      3          $      335         $      794         $0
U.S. Global Leaders Growth
Class A                     $  493,269        $ 22,209          $1,222,712         $1,407,785         $0
Class B                     $  279,502        $ 12,584          $  692,828         $  797,696         $0
Class C                     $   82,395        $  5,683          $1,976,297         $  223,428         $0
Class R1                    $    3,614        $    151          $   15,148         $   10,074         $0


SALES COMPENSATION


As part of their business strategies, the Funds, along with the Distributor pay compensation to Selling Firms that sell the Funds' shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R1 are (1) the 12 b-1 fees that are paid out of the Funds' assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts", "Initial Sales charge on Class A Shares" and "Deferred Sales Charge on Class B and Class C Shares" in this SAI. The portions of these expenses that are paid to Selling Firms are shown in the chart at the end of this Sales Compensation Section. For Class I shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.

Initial  compensation  Whenever  you make an  investment  in Class A, Class B or
Class C shares of the, the Selling Firm receives a reallowance/payment/commission as described in the section "First Year Broker or Other Selling Firm Compensation. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Funds, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R1 shares of the Funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net assets. In addition, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Funds the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Funds.

Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing". Many firms that sell shares of the Funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the Funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the Funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of January 2, 2007, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

------------------------------------- ------------------------------------------
1st Global Capital Corp.              A. G. Edwards & Sons, Inc.
------------------------------------- ------------------------------------------
AIG Advisor Group                     Ameriprise Financial Services, Inc.
------------------------------------- ------------------------------------------
AXA Advisors, LLC                     Citigroup Global Markets Inc.
------------------------------------- ------------------------------------------
Commonwealth Financial Network        Crown Capital Securities, L.P.
------------------------------------- ------------------------------------------
CUSO Financial Services, L.P.         Ferris, Baker, Watts Incorporated
------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------
First Tennessee Brokerage, Inc.       Girard Securities
------------------------------------- ------------------------------------------
H.D. Vest Investment Services         ING Financial Partners, Inc.
------------------------------------- ------------------------------------------
Investacorp, Inc.                     Investment Professionals, Inc.
------------------------------------- ------------------------------------------
Janney Montgomery Scott LLC           J.J.B. Hilliard, W. L. Lyons, Inc.
------------------------------------- ------------------------------------------
John Hancock Financial Network        Lincoln Financial Advisors Corporation
------------------------------------- ------------------------------------------
Linsco/Private Ledger Corp.           Merrill, Lynch, Pierce, Fenner, & Smith
                                      Incorporated
------------------------------------- ------------------------------------------
Morgan Keegan & Company, Inc          Morgan Stanley & Co., Incorporated
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
National Planning Corporation         NFP
------------------------------------- ------------------------------------------
Oppenheimer & Co., Inc..              Pacific Select Group
------------------------------------- ------------------------------------------
Prudential Investments LLC            Raymond James & Associates, Inc.
------------------------------------- ------------------------------------------
RBC Dain Rauscher Inc.                Robert W. Baird & Co. Incorporated
------------------------------------- ------------------------------------------
Securities America, Inc               Stifel, Nicolaus & Company, Incorporated
------------------------------------- ------------------------------------------
Transamerica Financial Advisors, Inc. UBS Financial Services, Inc
------------------------------------- ------------------------------------------
UVEST Financial Services, Inc.        Wachovia Securities, LLC
------------------------------------- ------------------------------------------
Wells Fargo Investments, LLC          Woodbury Financial Services
------------------------------------- ------------------------------------------

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the Funds' net assets, which, as well as benefiting the Funds, would result in additional management and other fees for John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of John Hancock Funds by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the Funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the Funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Funds.

Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds, and its affiliates may have other relationships with firms relating to the provisions of services to the Funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the Funds.

              First Year Broker or Other Selling Firm Compensation

                                   Investor pays
                                   sales charge         Selling Firm         Selling Firm
                                   (% of offering       receives             receives 12b-1       Total Selling Firm
Class A investments                price) (1)           commission (2)       service fee (3)      compensation (4)(5)
-------------------                -------------        --------------       ---------------      -------------------
Up to $49,999                      5.00%                4.01%                0.25%                4.25%
$50,000 - $99,999                  4.50%                3.51%                0.25%                3.75%
$100,000 - $249,999                3.50%                2.61%                0.25%                2.85%
$250,000 - $499,999                2.50%                1.86%                0.25%                2.10%
$500,000 - $999,999                2.00%                1.36%                0.25%                1.60%

Investments of Class A shares of
$1 million or more

First $1M - $4,999,999             --                   0.75%                0.25%                1.00%
Next $1 - $5M above that           --                   0.25%                0.25%                0.50%
Next $1 or more above that         --                   0.00%                0.25%                0.25%

Investment of Class A shares by
certain Retirement Plans (6)

First $1M - $4,999,999             --                   0.75%                0.25%                1.00%
Next $1 - $5M above that           --                   0.25%                0.25%                0.50%
Next $1 or more above that         --                   0.00%                0.25%                0.25%

Class B investments

All amounts                        --                   3.75%                0.25%                4.00%

Class C investments

All amounts                        --                   0.75%                0.25%                1.00%

Class I investments

All amounts                        --                   0.00%                0.00%                0.00% (7)

Class R1 investments

All amounts                        --                   0.00%                0.50%                0.50% (8)

(1) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment

(2) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(3) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears. For Class R1 shares, the Selling Firm receives 12b-1 fees effective at time of purchase as a % of average daily assets (paid quarterly in arrears) See "Distribution Contracts" for description of Class R1 Service Plan charges and payments.

(4) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5) Underwriter retains the balance.


(6) Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases by employer sponsored defined contribution retirement plans investing $1 million or more or with 100 or more eligible employee at the time of purchase.


(7) John Hancock Funds, LLC may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of a Fund. This payment may be up to 0.15% of the amount invested.

(8) Class R1 shares are not available in the Core Equity Fund and the International Classic Value Fund.


CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE


The NAV for each class of a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of a Fund's redeemable securities may be significantly affected on days when a shareholder has no access to a Fund.

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.


If any securities held by a Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of a Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, a Fund has adopted fair value pricing procedures, which, among other things, require a Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by a Fund to a significant extent. In addition, securities held by some of a Funds may be traded in foreign markets that are open for business on days that a Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of a Fund.


INITIAL SALES CHARGE ON CLASS A SHARES


Shares of a Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge") or ("CDSC"). The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in a Fund's best interest.

The sales charges applicable to purchases of Class A shares of a Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R1 shares of the John Hancock mutual Funds owned by the investor (see "Combination Privilege" and "Accumulation Privilege" below).


In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.


o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


o    Retirement plans investing through the PruSolutions(sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.


o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:


        Amount Invested                                 CDSC Rate
        ---------------                                 ---------
        First $1 to $4,999,999                          1.00%
        Next $1-$5M above that                          0.50%
        Next $1 or more above that                      0.25%

o Any shareholder account of Pzena Focused Value Fund registered on Pzena Focused Value Fund's books in the shareholder's name (and not in the name of a broker or other omnibus account) as of November 8, 2002.

As of July 15, 2004, no initial sales charge is imposed on Class C shares.


In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock Fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.


Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges


Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R1 shares of all John Hancock Funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of a Fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. A Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional Class A shares and may be terminated at any time.


DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES


Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that a Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of a Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


  o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                  $600.00
  o *Minus Appreciation ($12 - $10) x 100 shares                                (200.00)
  o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)     (120.00)
                                                                                --------
  o Amount subject to CDSC                                                      $280.00

  *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of a Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.


Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:


* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.


*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch or Princeton Retirement Group servicing programs offered in Class A, Class B, Class C and Class R1 shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or Princeton Retirement Group representative for further information.


* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruSolutions(sm) program.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

------------------------ ------------------- ----------------- ----------------- ------------------- -----------------
                           401 (a) Plan
                           (401 (k), MPP,
                           PSP) 457 & 408
Type of                    (SEPs & Simple
Distribution               IRAs)             403 (b)            457               IRA, IRA Rollover  Non-retirement
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Death or Disability        Waived            Waived             Waived            Waived             Waived
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Over 70 1/2                Waived            Waived             Waived            Waived for         12% of account
                                                                                  required minimum   value annually
                                                                                  distributions*or   in periodic
                                                                                  12% of account     payments
                                                                                  value annually
                                                                                  in periodic
                                                                                  payments.
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Between 59 1/2 and         Waived            Waived             Waived            Waived for Life    12% of account
70 1/2                                                                            Expectancy or      value annually
                                                                                  12% of account     in periodic
                                                                                  value annually     payments
                                                                                  in periodic
                                                                                  payments.
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Under 59 1/2               Waived for        Waived for         Waived for        Waived for         12% of account
(Class B and Class C       annuity           annuity payments   annuity           annuity payments   value annually
only)                      payments (72t)    (72t) or 12% of    payments (72t)    (72t) or 12% of    in periodic
                           or 12% of         account value      or 12% of         account value      payments
                           account value     annually in        account value     annually in
                           annually in       periodic           annually in       periodic
                           periodic          payments.          periodic          payments.
                           payments.                            payments.
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Loans                      Waived            Waived             N/A               N/A                N/A
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Termination of Plan        Not Waived        Not Waived         Not Waived        Not Waived         N/A
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Hardships                  Waived            Waived             Waived            N/A                N/A
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Qualified Domestic         Waived            Waived             Waived            N/A                N/A
Relations Orders
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Termination of             Waived            Waived             Waived            N/A                N/A
Employment Before Normal
Retirement Age
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Return of Excess           Waived            Waived             Waived            Waived             N/A
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------


*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R1 SHARES AND CLASS NAV SHARES

Class R1 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans).. The plan's recordkeeper or financial services firms must have an agreement with John Hancock Funds, LLC to utilize Class R1 shares in certain investment products or programs. Class R1 shares are available only to retirement plans where R1 shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R1 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

Class NAV shares are sold to the five Lifestyle Portfolios of John Hancock Funds
II: the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio. Each of the Lifestyle Portfolios is a "fund of funds" which invests in various other funds of John Hancock Funds II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.


SPECIAL REDEMPTIONS


Although it would not normally do so, a Fund has the right to pay the redemption price of shares of a Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund have, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, a Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS


Exchange Privilege. The Funds permit exchanges of shares of any class for shares of the same class in any other John Hancock Fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I shares for Class I shares of other John Hancock Funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I Fund.

Investors may exchange Class R1 shares for Class R1 shares of other John Hancock Funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class R1 shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class R1 Fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock Fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from a Fund to a non-John Hancock investment, the one-year CDSC applies.

The Funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a Fund for 90 days before a shareholder is permitted a new exchange.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".


Systematic Withdrawal Plan. The Funds permit the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.


Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.


Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that Fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of a Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and Fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Funds may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.


A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."


Retirement plans participating in Merrill Lynch's or the Princeton Retirement Group's servicing programs:

Class A and R1 shares are available at net asset value for Merrill Lynch or the Princeton Retirement Group retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or the Princeton Retirement Group representative for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of a Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to a Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, a Fund and/or John Hancock Funds, LLC (a Fund's principal distributor).

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of a Fund and five other series. Additional series may be added in the future. The Trustees have also authorized the issuance of five classes of shares of a Fund, designated as Class A, Class B, Class C, Class I, Class NAV and Class R1.

The shares of each class of a Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of a Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Funds no longer issue share certificates. Shares are electronically recorded.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A and Class R1 shares and Class R1 shares will pay higher distribution and service fees than Class A shares(iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of a Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of a Fund. However, a Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of a Fund. The Declaration of Trust also provides for indemnification out of a Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Funds reserve the right to reject any application which conflicts with a Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in a Fund or Funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts or estates.

TAX STATUS

The Funds, are treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, a Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Funds will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from a Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from a Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of a Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of a Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, a Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Funds will deduct the foreign taxes they pay in determining the amount they have available for distribution to shareholders.

If a Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), a Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by a Fund is timely distributed to its shareholders. The Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in passive foreign investment companies or make an available election to minimize their tax liability or maximize their return for these investments.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which a Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by a Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by a Fund could cause a Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by a Fund. Additionally, a Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in a Fund's portfolio. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating a Fund's taxable income or gains. Certain of such transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of a Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in a Fund's portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, a Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of a Fund. Upon proper designation of this amount by a Fund, each shareholder would be treated for Federal income tax purposes as if a Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by a Fund and reinvested the remainder in a Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of a Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by a Fund, and (c) be entitled to increase the adjusted tax basis for his shares in a Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, a Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to a Fund and, as noted above, would not be distributed as such to shareholders. The Funds currently have no capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains.

If a Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) a Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by a Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by a Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of a Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

If a Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by a Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

The Funds are required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if a Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require a Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for a Fund to obtain cash corresponding to its earnings or assets in those countries. However, a Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

The Funds anticipate that their portfolio turnover rate will normally not exceed 80%. The lack of frequent trading has the potential to increase tax efficiency and may lead to lower transaction costs, which could help to improve performance.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although they may in their sole discretion provide relevant information to shareholders.

The Funds will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.


Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from a Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Funds anticipate that, provided that a Fund qualifies as a regulated investment company under the Code, the Fund will also not be required to pay any Massachusetts income tax.


BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Funds' trading practices and investments are reviewed periodically by the Sub-Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.


Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.


The Funds' primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, a fund's trades may be executed by dealers that also sell shares of John Hancock Funds. However, the Adviser and Sub-Adviser do not consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions. To the extent consistent with the foregoing, a Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Sub-Adviser of a Fund. The Adviser and Sub-Adviser have implemented policies and procedures (approved by a Fund's board of Trustees) reasonably designed to ensure that a Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources and not with brokerage commission. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund may pay to a broker which provides brokerage and research services to a Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including a Fund. However, a Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Sub-Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by a Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to a Fund. The Funds will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of a Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of a Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser and/or the Sub-Adviser will be primarily responsible for its allocation of a Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

Classic Value Fund

For the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid negotiated brokerage commissions of $2,342,622, $4,654,669 and $7,109,398, respectively.

Classic Value Fund II

For the fiscal year ended December 31, 2006, the Fund paid negotiated brokerage commissions of $75,183.

Core Equity Fund

For the fiscal  years ended  December  31,  2004,  2005 and 2006,  the Fund paid
negotiated   brokerage   commissions   of  $920,380,   $531,205  and   $579,175,
respectively.

International Classic Value Fund

For the fiscal year ended December 31, 2006, the Fund paid negotiated brokerage commissions of $66,017.

Large Cap Select Fund

For the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid negotiated brokerage commissions of $28,655, $18,774 and $9,395, respectively.


U.S. Global Leaders Growth Fund

For the fiscal  years ended  December  31,  2004,  2005 and 2006,  the Fund paid
negotiated  brokerage  commissions  of  $889,166,   $1,038,351  and  $1,209,469,
respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, a Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Sub-Adviser
("Affiliated Brokers"). Affiliated Brokers may act as broker for a Fund on exchange transactions, subject, however, to the general policy of a Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to a Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of a Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to a Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, Manulife Financial Securities, LLC ("MF Securities" or "Affiliated Broker").

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as a Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including a Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.


For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value Funds will likely not participate in initial public offerings as frequently as growth Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for a Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc. ("Signature Services" or "the Transfer Agent") 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. The Funds pay Signature Services monthly a fee which is based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account, $15.00 for each Class R1 shareholder. The Funds also pay Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B, Class C, Class I and Class R1 shares.

For Class A, Class B, Class C and Class R1 shares, the Funds also pay certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values.

Prior to January 1, 2006, the Funds paid Signature Services monthly a fee which was based on an annual rate of $16.00 for each Class A shareholder account, $18.50 for each Class B shareholder account, $17.50 for each Class C shareholder account, and $20.00 for each previously designated Class R shareholder account, plus certain out-of-pocket expenses. The Funds also paid Signature Services monthly a fee of 0.05% of average daily net assets for Class A, Class B, Class C, Class I and Class R shares.

Classic Value Fund

The Transfer Agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.18% of each class's average daily net assets at least until April 30, 2008. The Adviser has voluntarily agreed to continue to reimburse the Transfer Agent fees on Class I shares of the Fund. This waiver may be removed at any time.


Prior to January 1, 2004, the Transfer Agent limited transfer agent fees on Class A, B, and C shares to 0.40% of each class's average daily net assets. From January 1, 2004 through April 30, 2006 the Transfer Agent limited transfer agent fees on Class A, B, and C shares to 0.19% of each class's average daily net assets.


Classic Value Fund II

The Transfer Agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.18% of each class's average daily net assets at least until June 30, 2008.

Core Equity Fund

Signature Services agreed to voluntarily reduce the asset-based portion of a Fund's transfer agent fee for class A, B and C shares if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by greater than 0.05%.

Large Cap Select Fund

The Transfer Agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.23% of each class's average daily net assets at least until April 30, 2008.

U. S. Global Leaders Growth Fund

The Transfer Agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.26% of each class's average daily net assets at least until April 30, 2008. Signature Services agreed to voluntarily reduce the asset-based portion of a Fund's transfer agent fee for class A, B and C shares if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by greater than 0.05%.

Previously, Signature Services reduced its fee by $44,081 and $0 for the fiscal years ended December 31, 2003 and 2004. This limitation was terminated May 17, 2004. Effective April 9, 2005, Signature Services agreed to limit transfer agent fees on Class A, B and C shares to 0.28% of each class's average daily net assets at least until April 30, 2007.

For shares held of record in omnibus or their group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Funds. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO


Portfolio securities of the Funds are held pursuant to a custodian agreement between the Funds and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and Fund accounting services.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The independent auditors of the Fund are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP will audit and render opinion on a Fund's annual financial statements and review the Funds' annual Federal income tax returns.

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which the Trust, the Adviser or the principal underwriter is a party that are likely to have a material adverse effect on the Fund or the ability of the investment adviser or principal underwriter to perform its contract with the Fund.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.


A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this SAI for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.


As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk. The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk. The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B


DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Moody's Investors Service, Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations  rated Baa are  subject  to  moderate  credit  risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


Standard & Poor's Ratings Group


AAA: An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated `BB', `B', `CCC' `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

C: The `C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Fitch Investors Service ("Fitch")

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:  Highly speculative.
o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

CCC:
o For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
o    For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

CC:
o    For  issuers  and  performing  obligations,  default  of some kind  appears probable.
o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of `R4' (average) or `R5' (below average).

C:
o    For issuers and performing obligations, default is imminent.
o    For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

RD:
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D:
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
- the  bankruptcy  filings,   administration,   receivership,   liquidation  or
  winding-up or cessation of business of an obligor; or
- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated `D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or CCC-C categories.

Default  is   determined   by  reference  to  the  terms  of  the   obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor's

Commercial Paper
A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

A-1: This designation indicates that the degrees of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated `B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings

Standard & Poor's assigns `dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, `SP-1+/A-1+').

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

Moody's

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

Standard and Poor's

Short-Term Issue

A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

APPENDIX C


PROXY VOTING SUMMARIES OF ADVISOR AND SUB-ADVISERS


                           John Hancock Advisers, LLC
                      Proxy Voting Policies and Procedures



                                Table of Contents

I.     Delegation of Proxy Voting to Sub-Advisers
       A.   Delegation
       B.   Proxy Voting Policies and Procedures
       C.   Underlying Funds

II.    Material Conflicts of Interest

III. Procedures for Shareholders/Contract Owners to Obtain Proxy Voting Policies and Proxy Voting

IV.    Record. Disclosure of Proxy Voting Procedures
       A. Disclosure of Procedures in the Statement of Additional Information of the Trust
       B.   Disclosure in Annual and Semi-Annual Report
       C.   Filing of Proxy Voting Record on Form N-PX

          Annual Approval of Proxy Voting Policies and Procedures * * *

I.     Delegation of Proxy Voting to Sub-Advisers

       A.   Delegation

            The Sub-Adviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

       B.   Proxy Voting Procedures

            Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's Sub-Adviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the Sub-Adviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Sub-Adviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

       C.   Underlying Funds

            With respect to voting proxies relating to the securities of an underlying Fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the Sub-Adviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying Fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the Sub-Adviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

Material Conflicts of Interest

If (1) the Sub-Adviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the Sub-Adviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the Sub-Adviser will follow its conflict of interest procedures (as set forth in the Sub-Adviser's proxy voting policies and procedures) when voting such proxies.

If the proxy voting policies and procedures of any Sub-Adviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the Sub-Adviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the Sub-Adviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the Sub-Adviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

II. Procedures for Shareholders/Contract Owners to Obtain Proxy Voting Policies and Proxy Voting Record. Disclosure of Proxy Voting Procedures

     D. Disclosure of Policies and Procedures in the Statement of Additional Information

          The  Trusts  shall   disclose  in  their   Statements   of  Additional
          Information a summary of their Proxy Voting Policies and Procedures and of the Sub-Adviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trusts may instead include the actual Sub-Adviser Proxy Voting Procedures in the Statements of Additional Information.)

     E.  Disclosure in Annual and Semi-Annual Report

          The Trusts shall disclose in their annual and semi-annual shareholder reports that:

          a) a description of the Trusts' proxy voting policies and procedures and
          b) the Trusts' proxy voting record for the most recent 12 month period ending June 30th, are available:
               1. on the SEC's website, and
               2. without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     F.  Filing of Proxy Voting Record on Form N-PX

          The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

III. Annual Approval of Proxy Voting Procedures

The Trusts' proxy voting policies and procedures shall be re-approved by the Trusts' Boards of Trustees at least annually.

                          Independence Investments LLC
                       Proxy Voting Policy and Procedures

At Independence we recognize that many decisions regarding proxy voting may affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our principles and our process for voting proxies on securities held in client accounts where Independence has discretion to vote the proxies.

General Principles
In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our general policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority nor do we generally accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies and, in limited instances, certain clients such as labor unions may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances, in which case we will not have voting discretion but will vote in accordance with the client's direction. Other clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

We maintain a set of proxy voting guidelines that describe in greater detail how we generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. The guidelines are available to clients upon request. We will from time to time review this proxy voting policy and our guidelines and may adopt changes from time to time. Clients may contact the Compliance Office by calling 617-228-8603 or via e-mail at compliance@independence.com for a copy of our current guidelines or to obtain a record of how we voted the proxies for their account.

Process
At Independence, the Fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are generally responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate.


We currently use Glass Lewis & Co. ("Glass Lewis") to monitor and complete the proxy voting process for our equity portfolio holdings. Glass Lewis is responsible for ascertaining that proxies are received, voted and sent back on a timely basis, as well as maintaining all of the proxy voting records with respect to our clients' holdings. Each day we send Glass Lewis our complete list of portfolio holdings. Glass Lewis notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. Glass Lewis also provides us with recommendations for voting, based on criteria that we have approved. Our analysts will consider Glass Lewis's recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and Glass Lewis completes the voting process.

Limitations on Exercising Right to Vote
We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our client, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

Certain of our clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because we generally are not aware of when a security may be on loan, we do not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and we may not be able fully to reconcile the securities held at record date with the securities actually voted.

Conflicts of Interest
We manage the assets of various public and private company clients, and invest in the equity securities of certain public companies on behalf of our clients.(1) We recognize that the potential for conflicts of interest could

-------------------------------------
(1) It is Independence's general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.

arise in situations where we have discretion to vote client proxies and where we have material business relationships(2) or material personal/family relationships(3) with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee ("the Committee"). The Committee consists of the Chief Operating Officer, the Director of Research and the members of the Compliance Office. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom we have a material business relationship, and requiring analysts to screen the proxies identified by Glass Lewis against such list and to bring such conflicts, and any other conflicts of which they are aware, to the attention of the Committee. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee, or the analyst responsible for voting the proxy, actually knows of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

Independence is an indirect majority owned subsidiary of City National Corporation ("CNC"), a public company. It is our general policy not to acquire or hold CNC stock on behalf of our clients. However, in the event that a client were to hold CNC stock in a portfolio which we manage, and we were responsible for voting a CNC proxy on behalf of the client, the Committee would decide on how to vote the CNC proxy. The Committee would, in most cases, base its proxy voting decision according to the guidance provided by Glass Lewis. The Committee will document the rationale for its decision.

It is Independence's policy not to accept any input from any other person or entity, including its affiliates when voting proxies for any security. In the event that an Independence employee was contacted by any affiliate, or any other person or entity, other than Glass Lewis or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Office and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.


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(2) For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Independence's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

(3) For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) personal and/or family relationships between any Independence employee who is involved in the proxy voting process (e.g., analyst, portfolio manager, and/or members of the Proxy Voting Committee, as applicable) or senior executives, and directors or senior executives of issuers for which the adviser may vote proxies, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with a member of the Compliance Office, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

Adopted 10/06

                        Pzena Investment Management, LLC
                              Amended and Restated
                      Proxy Voting Policies and Procedures
                             Effective July 1, 2003
                                       and
                Further amended March 15, 2004 and August 1, 2004

I.   Requirements Described

     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients. In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

     B. United Kingdom Code of Conduct Considerations. Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice. This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act. The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments. With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes. Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies' (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting; (4) internal controls, and
(5) approach to corporate social responsibility.

     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser's management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

     1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

     2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

     4. No one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

     5. The client must periodically monitor the adviser's voting activities, and both the client's monitoring activities and the adviser's voting activities (including the votes cast in each particular case) must be documented.

II.  Procedures

     A. Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International--Pzena Global Value Service portfolio. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).(4)

     PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS's recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

     B. Compliance Procedures

     PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.

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(4) This default was phased in during early 2002 in order to give ISS time to customize their system. If we did not issue instructions for a particular proxy during the phase-in period. ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

     C. Voting Procedures

     1. Determine Proxies to be Voted

     Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the firm's Chief Compliance Officer who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company's Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.(5) The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

     If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Chief Compliance Officer for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system. Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.




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(5) A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

     2. Identify  Conflicts and Vote  According to Special  Conflict  Resolution
        Rules

     The primary consideration is that PIM act for the benefit of its clients and place its client's interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM's Chief Compliance Officer, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

     a. PIM has identified the following areas of potential concern:

          o Where PIM manages any pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

          o Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

          o Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

          o Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

     b. To address the first potential conflict identified above, PIM's Chief Compliance Officer will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's Chief Compliance Officer who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

     c. To address the second potential conflict identified above, PIM's Chief Compliance Officer (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients (based on the client list generated by our Portfolio Management System, Indata). If the proponent of a shareholder proposal is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

     d. To address the third potential conflict identified above, PIM's Chief Compliance Officer (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

     e. To address the fourth potential conflict identified above, PIM's Chief Compliance Officer (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this
Section 2.

     f. The following special rules shall apply when a conflict is noted in the red folder:

          i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

          ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

          iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

          iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

          v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

          vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

     Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

     A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation, and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

     When PIM's conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case-by-case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote. PIM will do this by making an email inquiry to disclosure@isspolicy.com. PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares that PIM accepted as an accommodation to a new client as part of an account Funding, but then liquidated shortly thereafter because such securities were not in PIM's model.

     On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website. This review will be conducted in February of each year before the start of proxy voting season.

     3. Vote

     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

     The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special "Disclosure of Personal Holdings Form" (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

     Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

     a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).

     b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

          i. With respect to incentive option arrangements:

          o The proposed plan is in excess of 10% of shares, or

          o The company has issued 3% or more of outstanding shares in a single year in the recent past, or

          o The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

            For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

            A = the number of shares reserved under the new plan/amendment
            B = the number of shares available under continuing plans
            C = granted but unexercised shares under all plans
            D = shares outstanding, plus convertible debt, convertible equity, and warrants

          ii. With respect to severance, golden parachute or other incentive compensation arrangements:

          o The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

          o The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

          o The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

     c. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

     d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

     e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

     f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

     g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

     h. Oppose vague, overly broad, open-ended, or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

     i. Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

     o PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

        In applying the above fee formula, PIM will use the following definitions:

          - Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

          - Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

          - Tax fees shall mean fees for tax compliance (tax returns, claims for reFunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

     o PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

     o PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

     o PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

     o PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

     j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

     k. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

     It is understood that PIM's and ISS's ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. As part of its new account opening process, PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM's standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

     Where a new client has Funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS's recommendations, however, since we will not have first hand knowledge of the companies and cannot devote research time to them.

     Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM's clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

     4. Return Proxies

     The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Chief Compliance Officer will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

     5. Changing a Vote

     Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.

III. Corporate Actions

     PIM shall work with the clients' Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system's Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm's Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations Administrative Personnel also will check the Company's website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

     PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.

IV.   Client Disclosures

On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM's ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities. From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM's mutual Fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

V.   Recordkeeping

     A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

     B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

     i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

     ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

     iii. The vote cast for each proposal overall as well as by account.

     iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

     v. Records of any reasons for deviations from broad voting guidelines.

     vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

     vii. A record of proxies that were not received, and what actions were taken to obtain them.

     viii. Copies of any written client requests for voting summary reports (including reports to mutual Fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).

VI. Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, Chief Compliance Officer, and at least one Portfolio Manager (who represents the interests of all

PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003
March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004 Procedural (non-substantive) Updates on July 19, 2006

                          SHAY ASSETS MANAGEMENT, INC.

PROXY VOTING POLICY

Basic Policy:

Proxies for client securities will be voted in a way which is most economically beneficial to the client.

Explanation:

In general, the Adviser's policy is to vote against all anti-takeover provisions and other actions by management that have the effect of diluting shareholders' interests (economic or voting).

More specifically, we probably vote against the management in the following:

     1. Golden parachute agreements with existing management
     2. Significant increase in stock option bonus plans, management and board compensation
     3. Staggered elections of directors
     4. Different classes of stock

With respect to poison pill amendments, we will vote with management on anti-takeover provisions only after meeting with management and being convinced that the provisions are in the best interest of the stockholders. We will vote with management if staggered boards or poison pills are viewed as improving shareholders' negotiating position with potential acquirers.

We generally vote with the management on the following issues:

     1. Management's slate of directors
     2. Shareholder resolutions dealing with socially active causes
     3. Approval of auditors
     4. Fiscal year changes
     5. Annual meeting dates

With respect to potential conflicts of interest (e.g., voting proxies of companies that Shay provides or is currently seeking to provide investment advice to pension plans, etc.), a special internal review by the Investment Adviser's Executive Committee to determine the vote. After voting, a report will be made to the client, if requested

                         SUSTAINABLE GROWTH ADVISERS, LP

                       PROXY VOTING POLICY AND PROCEDURES

                               Statement of Policy

     Sustainable Growth Advisers, LP ("SGA") acts as a discretionary investment adviser for various clients and registered mutual Funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

     SGA's policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

     The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients' best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA's best judgment, enhances shareholder value.

     SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

     1. Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

     2. Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

     3. Security positions that are completely sold from a clients account between proxy record date and meeting date, SGA will not vote the proxy.

     4. Proxies for securities held in an unsupervised portion of the client's account generally will not be voted.

     5. Proxies for securities on loan that must be recalled in order to vote; generally will not be voted.

     6. Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA's policy and procedures.

     7. Specialized treatment may be applied to ERISA accounts as SGA's responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time. Clients can also obtain information on how proxies were voted.

                                   Procedures

     Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

     Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

     As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA's written response to any (written or oral) client request for such records. These records are maintained for a period of five years.


                              Categories of Issues

     It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

     Following are examples of agenda items that SGA generally approves:

Election of Directors: Unless SGA has reason to object to a given director, each director on management's slate is approved.

Approval of Auditors: SGA generally defers to management in picking a CPA firm and votes for management's choice.

Directors' Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.

Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans: If in SGA's judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

     Following are examples of issues presented for shareholder vote that are generally opposed because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock's market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders' proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA's judgment that uninvited bids for the company's stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client's best interest because they are contrary to the principle of "one share one vote" and could dilute the current stockholders' control.

Shareholders  Proposals That Offer No Specific  Economic  Benefit to the Client:
When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.


                              Conflicts of Interest

     SGA's proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

     SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA's clients with his or her duty owed to all of the shareholders of the Company. The SGA Proxy Committee (the "Committee") will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA's relationship with the applicable portfolio company.

There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA's general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA's policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client's proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

     To obtain information on how Sustainable Growth Advisers, LP has voted proxies, you may contact us at:


                         Sustainable Growth Advisers, LP
                        301 Tresser Boulevard, Suite 1310
                               Stamford, CT 06901

                            By phone: (203) 348-4742
                             By fax: (203) 348-4732
                          E-mail: mgreve@sgadvisers.com

APPENDIX D
                               John Hancock Funds

               Description of Portfolio Holdings Disclosure Policy


General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the Fund or market participants. It is the policy of the Fund to provide nonpublic information regarding Fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the Fund, the adviser, any Sub-Adviser, John Hancock Funds, its affiliates and their employees. This is a summary of the Fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the Fund. Under no circumstances may any person receive compensation for providing non-public information regarding the Fund's holdings to any person.


The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the Fund's and the Adviser's compliance with this policy.

The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the Fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.


"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the Sub-Adviser to the portfolio, or any affiliate of the Sub-Adviser, (e) the Funds' custodian and (f) the Funds' certified public accountants.


"Nonaffiliated Persons" is any person who is not an Affiliated Person.


Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhFunds.com: On the fifth business day after month-end, the following information for each Fund will be posted on www.jhFunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end Funds only); top ten portfolio composition.

The following information regarding portfolio holdings will be posted on www.jhFunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date.

With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhFunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity.

The information referenced in (1), (2), and (3) above will be available on the Funds' website until a Fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.

Rating Organizations. Nonpublic Information regarding portfolio holdings is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, Sub-Adviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The Fund generally expects that it will continue to provide these rating organizations with such information.

Risk Management, Attribution, Portfolio Analysis Tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the Fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The Fund generally expects that it will continue to provide these service providers with such information.

Proxy Voting Services. Nonpublic Information regarding portfolio holdings is provided to ISS, the Fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the Fund's portfolio holdings in order to determine if there are any securities held by the Fund as to which there is upcoming shareholder action in which the Fund is entitled to vote. The provision of this information is necessary in order to carry out the Fund's proxy voting policy. The Fund expects that it will continue to provide ISS with such information.


Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the Fund's portfolio holdings in order to provide the contracted services to the Fund.

Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the Fund would welcome bids.

Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the Fund is merely complying with its legal obligations.

Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any Sub-Adviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.


The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.


In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any Sub-Adviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its Sub-Adviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any Sub-Adviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy


Any material changes to this policy must be approved by the Fund's Board of Trustees.


Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.


Applicability of Policy to a Fund's Adviser and Sub-Advisers.

This policy shall apply to the Fund's Adviser and each of its Sub-Advisers as applicable.


Appendix A


I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Sub-Adviser or any Affiliate of a Sub-Adviser who provide services to a Fund.

III. Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.


*Includes temporary employees

FINANCIAL STATEMENTS


The financial statements listed below are included in the Funds' 2006 Annual Report to Shareholders for the year ended December 31, 2006; (filed electronically on February 26, 2007, accession number 0000101521-07-000191) and are included in and incorporated by reference into Part B of this Registration Statement for John Hancock Capital Series (file nos. 2-29502 and 811-1677).


John Hancock Capital Series
      John Hancock Classic Value Fund
      John Hancock Classic Value Fund II
      John Hancock Core Equity Fund
      John Hancock International Classic Value Fund
      John Hancock Large Cap Select Fund
      John Hancock U.S. Global Leaders Growth Fund

      Statements of Assets and Liabilities as of December 31, 2006.
      Statements of Operations for the year ended of December 31, 2006. Statements of Changes in Net Asset for the period ended December 31, 2006. Financial Highlights for the period ended December 31, 2006.
      Schedules of Investments as of December 31, 2006.
      Notes to Financial Statements.
      Reports of Independent Registered Public Accounting Firm

                           JOHN HANCOCK CAPITAL SERIES

                     John Hancock Allocation Core Portfolio
                               ("Allocation Core")
                John Hancock Allocation Growth + Value Portfolio
                          ("Allocation Growth + Value")

                  Class A, Class B, Class C and Class R1 Shares
                       Statement of Additional Information

                                   May 1, 2007

This Statement of Additional Information provides information about John Hancock Allocation Core Portfolio and John Hancock Allocation Growth + Value Portfolio (each a "Fund" and together the "Funds") in addition to the information that is contained in the Funds' current Prospectus for Class A, B and C shares and in the Funds' current Class R1 share prospectus (the "Prospectuses"). The Funds are diversified series of John Hancock Capital Series (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. A copy of the Prospectus can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                           Page
ORGANIZATION OF THE FUNDS...................................................2
INVESTMENT OBJECTIVE AND POLICIES...........................................2
Allocation Core.............................................................2
Allocation Growth + Value..................................................21
INVESTMENT RESTRICTIONS....................................................34
THOSE RESPONSIBLE FOR MANAGEMENT...........................................36
INVESTMENT ADVISORY AND OTHER SERVICES.....................................46
ADDITIONAL INFORMATION ABOUT THE FUNDS' PORTFOLIO MANAGERS.................49
DISTRIBUTION CONTRACTS.....................................................59
SALES COMPENSATION.........................................................61
NET ASSET VALUE............................................................64
INITIAL SALES CHARGE ON CLASS A SHARES.....................................65
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES........................68
ELIGIBLE INVESTORS FOR CLASS R1 SHARES.....................................72
SPECIAL REDEMPTIONS........................................................72
ADDITIONAL SERVICES AND PROGRAMS...........................................72
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES............................74
DESCRIPTION OF THE FUNDS' SHARES...........................................74
TAX STATUS.................................................................75
BROKERAGE ALLOCATION.......................................................80
TRANSFER AGENT SERVICES....................................................83
CUSTODY OF PORTFOLIO.......................................................84
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................84
APPENDIX A- DESCRIPTION OF INVESTMENT RISK................................A-1
APPENDIX B- DESCRIPTION OF BOND RATINGS...................................B-1
APPENDIX C- PROXY VOTING SUMMARY OF THE ADVISER AND SUB-ADVISER...........C-1
APPENDIX D- POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS.............D-1
FINANCIAL STATEMENTS......................................................F-1

ORGANIZATION OF THE FUNDS

The Funds are series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1984 under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Funds' investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries ("John Hancock") today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.


John Hancock is a unit of Manulife Financial Corporation, a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$414 billion (US$355 billion) as of December 31, 2006.

The Funds are sub-advised by MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" or the "Sub-Adviser"). Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) is also a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation. MFC Global (U.S.) is responsible for providing investment advice to the Funds subject to the review of the Trustees and the overall supervision of the Adviser.


Manulife Financial Corporation trades as `MFC' on the TSX, NYSE and PSE, and under `0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Funds' investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Funds will achieve their investment objective.

Allocation Core

The Fund seeks long-term growth of capital, with income as a secondary goal. To pursue these objectives, the Fund normally invests all of its assets in three other funds ("Underlying Funds") advised by John Hancock Advisers. Approximately one third of the Fund's assets will be invested in each of: John Hancock Classic Value Fund, which seeks long-term growth of capital, primarily through investments in domestic equity securities; John Hancock U.S. Global Leaders Growth Fund, which seeks long-term growth of capital, primarily by investing in common stocks of "U.S. Global Leaders;" and John Hancock Strategic Income Fund, which seeks a high level of current income by investing primarily in a portfolio consisting of foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and U.S. high yield bonds. In addition, the Fund may hold cash, cash equivalents and U.S. government securities (including repurchase agreements) for cash management purposes. The Adviser will monitor the Fund's allocation on a daily basis and will rebalance the Fund's portfolio with incoming cash flows whenever the actual allocation exceeds plus or minus 3% of the pre-determined fixed allocation percentage.

However, rebalancing through the use of cash flows may not bring the Fund's allocation back to the pre-determined allocation and the allocation may continue to exceed plus or minus 3%. In such situations, a rebalance that requires the purchase/sale of the Underlying Funds will be performed periodically. This section provides additional information on the investment policies of the Underlying Funds.

The value of your shares will increase as the value of the Underlying Funds owned by the Fund increases and will decrease as the value of the Underlying Fund's investments decreases. In this way, you participate in any change in the value of the Underlying Funds owned by the Fund.

Neither the selection of the Underlying Funds nor the percentage allocation to an Underlying Fund is a fundamental policy. Either the Underlying Funds or the allocation may be changed without shareholder approval.

Additional Information About a Fund-of-Funds Structure. The Fund invests in a combination of the Underlying Funds on a fixed percentage basis. The principal investment policies and risks of the various Underlying Funds are described in the Prospectus under "Underlying Funds." The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying Funds. For instance, shareholders of the Fund will pay operating expenses of both the Fund and the Underlying Funds.

In addition, the Underlying Funds will not necessarily make consistent investment decisions, which may also increase a shareholder's costs. One Underlying Fund may buy the same security that another Underlying Fund is selling. Shareholders would indirectly bear the costs of both trades without achieving any investment purpose. These transactions, as well as rebalancing of the Fund's portfolio, may also generate taxable gains from the Fund's transactions in shares of the Underlying Funds.

Non-Diversification. Certain of the Underlying Funds (Classic Value Fund and U.S. Global Leaders Growth Fund) have elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, each Underlying Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Underlying Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Underlying Fund's investment in an issuer does not exceed 5% of the value of the Underlying Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

Such Underlying Fund's ability to invest heavily in securities of individual issuers may increase the volatility of the Underlying Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a diversified fund.

Preferred stocks. An Underlying Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Risks of Multinational Companies. Because an Underlying Fund may invest in the securities of companies with foreign business operations, the Fund may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Convertible securities. An Underlying Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to certain restrictions, an Underlying Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with an Underlying Fund's management of daily cash positions. In addition to the advisory and operational fees the Underlying Fund bears directly in connection with its own operation, the Underlying Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Government Securities. An Underlying Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Macs") and the Student Loan Marketing Association ("Sallie Maes"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA" or "Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to the fund shares.

Debt securities. An Underlying Fund may invest in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Underlying Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Underlying Funds intend to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. An Underlying Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, because of their lower acquisition cost, tend to sell on a yield basis approximating current interest rates during periods of high interest rates.

Mortgage-Backed Securities. Certain Underlying Funds may invest in mortgage-backed securities. Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments that are, in effect, a "pass- through" of the monthly interest and principal payments (including any pre-payments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs"), in which an Underlying Fund may also invest, are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. During periods of declining interest rates, principal and interest on mortgage-backed securities may be prepaid at faster-than-expected rates. The proceeds of these prepayments typically can only be invested in lower-yielding securities. Therefore, mortgage-backed securities may be less effective at maintaining yields during periods of declining interest rates than traditional debt securities of similar maturity. U.S. Government agencies and instrumentalities include, but are not limited to, Federal Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, and the Federal National Mortgage Association. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury.

A real estate mortgage investment conduit, or REMIC, is a private entity formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property, and of issuing multiple classes of interests therein to investors such as an Underlying Fund. An Underlying Fund may consider REMIC securities as possible investments when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities. An Underlying Fund will not invest in "residual" interests in REMIC"s because of certain tax disadvantages for regulated investment companies that own such interests.

Risks of Mortgage-Backed Securities. Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars".

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues.

Mortgage "Dollar Roll" Transactions. Certain Underlying Funds may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which certain Underlying Funds sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Certain Underlying Funds will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of certain Underlying Funds' borrowing and other senior securities. For financial reporting and tax purposes, certain Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Asset-Backed Securities. Certain Underlying Funds may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, certain Underlying Funds' ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Structured or Hybrid Notes. Certain Underlying Funds may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allow certain Underlying Funds to gain exposure to the benchmark market while fixing the maximum loss that certain Underlying Funds may experience in the event that market does not perform as expected. Depending on the terms of the note, certain Underlying Funds may forego all or part of the interest and principal that would be payable on a comparable conventional note; certain Underlying Funds' loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. An Underlying Funds' investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, certain Underlying Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift certain Underlying Funds' investment exposure from one type of investment to another. For example, if certain Underlying Funds agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease certain Underlying Funds' exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of certain Underlying Funds' investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on certain Underlying Funds' performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. Certain Underlying Funds may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Certain Underlying Funds will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of certain Underlying Funds' obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Credit Default Swap Agreements. Certain Underlying Funds may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Underlying Fund may be either the buyer or seller in the transaction. If the Underlying Fund is a buyer and no event of default occurs, the Underlying Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Underlying Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but are typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Underlying Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Underlying Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser or Sub-Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Underlying Fund.

If the Underlying Fund enters into a credit default swap, the Underlying Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Underlying Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Underlying Fund could be subject to penalties under the Code.

Lower Rated High Yield Debt Obligations. The higher yields and high income sought by an Underlying Fund are generally obtainable from high yield risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("Standard & Poor's").

Certain Underlying Funds may invest in securities rated as low as Ca by Moody's or CC by Standard & Poor's, which may indicate that the obligations are speculative to a high degree and in default. Lower rated securities are generally referred to as junk bonds. See Appendix B attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. Such Underlying Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above.

Certain Underlying Funds may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P").

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. See Appendix B to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. An Underlying Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser or Sub-Adviser, offer comparable yields and risks to those securities which are rated.

         Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

         The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting an Underlying Fund's exposure to the risks associated with lower rated securities. Because an Underlying Fund invests in securities in the lower rated categories, the achievement of an Underlying Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

         Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately an Underlying Fund's assets. The reduced availability of reliable, objective data may increase the Underlying Fund's reliance on management's judgment in valuing high yield bonds. In addition, an Underlying Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. An Underlying Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. An Underlying Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds Deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by an Underlying Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, an Underlying Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Securities and Exchange Commission ("SEC") considers time deposits with a period of greater than seven days to be illiquid, subject to the restriction that illiquid securities are limited to no more than 15% of the Underlying Fund's net assets.

Commercial Paper and Short-Term Notes. An Underlying Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.

Zero Coupon Securities. Among the debt securities in which an Underlying Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Underlying Fund's income. Thus, to continue to quality for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Underlying Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from an Underlying Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. An Underlying Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Pay-In-Kind, Delayed and Zero Coupon Bonds. An Underlying Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest- bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. An Underlying Fund's investments in pay-in-kind, delayed and zero coupon bonds may require an Underlying Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "TAX STATUS".

Brady Bonds. Certain Underlying Funds may invest in so-called "Brady Bonds" and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitate the exchange of commercial bank debt for newly issued (known as Brady Bonds). The World Bank and IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement of certain domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations" reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by an Underlying Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Underlying Fund. Neither of these events will require the sale of the securities by an Underlying Fund.

Investments in Foreign Securities. Certain Underlying Funds may invest in securities of foreign issuers that are not publicly traded in the United States, including Depositary receipts. Certain Underlying Funds may also invest in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

Certain Underlying Funds may invest in debt obligations (which may be denominated in the U.S. dollar or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World
Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. Such Underlying Fund may also invest in debt securities that are issued by U.S. corporations and denominated in non-U.S. currencies. No more than 25% of such Underlying Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country.

The percentage of certain Underlying Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Certain Underlying Funds may invest in any country where the Adviser and/or Sub-Adviser believes there is a potential to achieve that Underlying Fund's investment objective. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.

The value of portfolio securities denominated in foreign currencies may increase or decrease in response to changes in currency exchange rates. An Underlying Fund will incur costs in connection with converting between currencies.

Depositary Receipts. An Underlying Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and certain Underlying Funds may also invest in European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs and EDRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Certain of the Underlying Funds treat ADRs as interests in the underlying securities for purposes of its investment policies. A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.

Foreign Currency Transactions. An Underlying Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

An Underlying Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of an Underlying Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. An Underlying Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. Certain Underlying Funds will not engage in speculative forward foreign currency exchange transactions.

If an Underlying Fund purchases a forward contract, the Underlying Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of an Underlying Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of an Underlying Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for an Underlying Fund to hedge against a devaluation that is so generally anticipated that an Underlying Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

There is no limitation on the value of an Underlying Fund's assets that may be committed to forward contracts or on the term of a forward contract. In addition to the risks described above, forward contracts are subject to the following additional risks: (1) that an Underlying Fund's performance will be adversely affected by unexpected changes in currency exchange rates; (2) that the counterparty to a forward contract will fail to perform its contractual obligations; (3) that an Underlying Fund will be unable to terminate or dispose of its position in a forward contract; and (4) with respect to hedging transactions in forward contracts, that there will be imperfect correlation between price changes in the forward contract and price changes in the hedged portfolio assets.

The cost to an Underlying Fund of engaging in foreign currency transactions varies with such factors as that currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. An Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an Underlying Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Underlying Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that an Underlying Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although an Underlying Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of an Underlying Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of an Underlying Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to an Underlying Fund's shareholders.

Borrowing. An Underlying Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Underlying Fund's total assets to meet temporary or emergency purposes, and may pledge its assets in connection with such borrowings. Borrowing by an Underlying Fund involves leverage, which may exaggerate any increase or decrease in an Underlying Fund's investment performance and in that respect may be considered a speculative practice. The interest that an Underlying Fund must pay on any borrowed money, additional fees to maintain a line of credit or any minimum average balances required to be maintained are additional costs which will reduce or eliminate any potential investment income and may offset any capital gains. Unless the appreciation and income, if any, on the asset acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of an Underlying Fund.

Repurchase Agreements. In a repurchase agreement the Fund or an Underlying Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund or an Underlying Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund or the Underlying Fund enters into repurchase agreements.

The Fund and each Underlying Fund have established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to an Underlying Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund or an Underlying Fund could experience delays in liquidating the underlying securities during the period in which the Fund or Underlying Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. An Underlying Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Underlying Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by an Underlying Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by an Underlying Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Underlying Fund which it is obligated to repurchase. An Underlying Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, an Underlying Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

An Underlying Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Underlying Fund's total assets (including the amount borrowed) taken at market value. An Underlying Fund will not use leverage to attempt to increase total return. An Underlying Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. An Underlying Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. An Underlying Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific
Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor an Underlying Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. Certain Underlying Funds may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which the Underlying Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. An Underlying Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by an Underlying Fund obligates the Underlying Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Underlying Fund obligates the Underlying Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Underlying Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Underlying Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Underlying Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Underlying Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. An Underlying Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. An Underlying Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Underlying Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Underlying Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Underlying Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Underlying Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, an Underlying Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. An Underlying Fund's may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Underlying Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, an Underlying Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an Underlying Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, the Underlying Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Underlying Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

An Underlying Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Underlying Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by an Underlying Fund or securities with characteristics similar to those of the Underlying Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Underlying Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Underlying Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, an Underlying Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. An Underlying Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. An Underlying Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Underlying Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Underlying Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Underlying Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. An Underlying Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that an Underlying Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Underlying Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. An Underlying Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, an Underlying Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Underlying Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Underlying Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that an Underlying Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Underlying Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Underlying Fund to purchase securities or currencies, require the Underlying Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Underlying Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Underlying Funds' futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Underlying Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. An Underlying Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. An Underlying Fund may reinvest any cash collateral in short-term securities and money market funds. When an Underlying Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, an Underlying Fund may incur a loss or, in the event of the borrower's bankruptcy, the Underlying Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of an Underlying Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

Rights and Warrants. An Underlying Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Underlying Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of an Underlying Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. An Underlying Fund may engage in short sales "against the box". In a short sale against the box, an Underlying Fund borrows securities from a broker-dealer and sells the borrowed securities, and, at all times during the transaction, the Underlying Fund either owns or has the right to acquire the same securities at no extra cost. For certain of the Underlying Funds, if the right is conditional, the sale is made upon the same conditions. If the price of the security has declined at the time an Underlying Fund is required to deliver the security, the Underlying Fund will benefit from the difference in the price. If the price of the security has increased, an Underlying Fund will be required to pay the difference.

Certain Underlying Funds may engage in short sales in order to profit from an anticipated decline in the value of a security. Certain Underlying Funds may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, an Underlying Fund must borrow the security sold short to make delivery to the buyer. An Underlying Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, an Underlying Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium.

An Underlying Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. On the other hand, an Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends an Underlying Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if an Underlying Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities equal to the difference between
(a) the market value of the securities sold short (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to an Underlying Fund.

Forward Commitment and When-Issued Securities. An Underlying Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. An Underlying Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, an Underlying Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When an Underlying Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in an Underlying Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date an Underlying Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Underlying Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Underlying Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, an Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. An Underlying Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings Disclosure Policy. A description of the Fund's and the underlying funds; portfolio holdings disclosure policy is attached to this Statement of Additional Information as Appendix D.

Allocation Growth + Value

The Fund seeks long-term growth of capital. To pursue this objective, the Fund normally invests all of its assets in two other funds ("Underlying Funds") advised by John Hancock Advisers, LLC. Approximately one half of the Fund's assets will be invested in each of: John Hancock Classic Value Fund, which seeks long-term growth of capital, primarily through investments in domestic equity securities; and John Hancock U.S. Global Leaders Fund, which seeks long-term growth of capital, primarily by investing in common stocks of "U.S. Global Leaders." In addition, the Fund may hold cash, cash equivalents and U.S. government securities for cash management purposes (including repurchase agreements). Due to changes in market values, cash flows will be reallocated as needed to attempt to achieve a 50% weighting in each Underlying Fund. The Adviser will monitor the Fund's allocation on a daily basis and will rebalance the Fund's portfolio with incoming cash flows whenever the actual allocation exceeds plus or minus 3% of the pre-determined fixed allocation percentage. However, rebalancing through the use of cash flows may not bring the Fund's allocation back to the pre-determined allocation and the allocation may continue to exceed plus or minus 3%. In such situations, a rebalance that requires the purchase/sale of the Underlying Funds will be performed periodically. This section provides additional information on the investment policies of the Underlying Funds.

The value of your shares will increase as the value of the Underlying Funds owned by the Fund increases and will decrease as the value of the Underlying Fund's investments decreases. In this way, you participate in any change in the value of the Underlying Funds owned by the Fund.

Neither the selection of the Underlying Funds nor the percentage allocation to an Underlying Fund is a fundamental policy. Either the Underlying Funds or the allocation may be changed without shareholder approval.

Additional Information About a Fund-of-Funds Structure. The Fund invests in a combination of the Underlying Funds on a fixed percentage basis. The principal investment policies and risks of the various Underlying Funds are described in the Prospectus under "Underlying Funds." The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying Funds. For instance, shareholders of the Fund will pay operating expenses of both the Fund and the Underlying Funds.

In addition, the Underlying Funds will not necessarily make consistent investment decisions, which may also increase a shareholder's costs. One Underlying Fund may buy the same security that another Underlying Fund is selling. Shareholders would indirectly bear the costs of both trades without achieving any investment purpose. These transactions, as well as rebalancing of the Fund's portfolio, may also generate taxable gains from the Fund's transactions in shares of the Underlying Funds.

Non-Diversification. Each of the Underlying Funds has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, each Underlying Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Underlying Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Underlying Fund's investment in an issuer does not exceed 5% of the value of the Underlying Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

An Underlying Fund's ability to invest heavily in securities of individual issuers may increase the volatility of the Underlying Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a diversified fund.

Preferred stocks. An Underlying Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Risks of Multinational Companies. Because an Underlying Fund may invest in the securities of companies with foreign business operations, the Fund may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Convertible securities. An Underlying Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to certain restrictions, an Underlying Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Underlying Fund's management of daily cash positions. In addition to the advisory and operational fees the Underlying Fund bears directly in connection with its own operation, the Underlying Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Government Securities. An Underlying Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Macs") and the Student Loan Marketing Association ("Sallie Maes"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA" or "Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to the fund shares.

Debt securities. An Underlying Fund may invest in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Underlying Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. An Underlying Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P").

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those rating described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not elevate market risk. See Appendix B to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Underlying Funds may invest in comparable quality unrated securities which, in the opinion of the Adviser or Sub-Adviser, offer comparable yields and risks to those securities which are rated.

         Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

         The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

         Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Underlying Fund's assets. The reduced availability of reliable, objective data may increase the Underlying Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Underlying Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. An Underlying Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. An Underlying Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds Deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Underlying Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Underlying Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Securities and Exchange Commission ("SEC") considers time deposits with a period of greater than seven days to be illiquid, subject to the restriction that illiquid securities are limited to no more than 15% of the Underlying Fund's net assets.

Commercial Paper and Short-Term Notes. An Underlying Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.

Zero Coupon Securities. Among the debt securities in which an Underlying Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Underlying Fund's income. Thus, to continue to quality for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Underlying Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Underlying Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Underlying Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings may be used by an Underlying Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Underlying Fund. Neither of these events will require the sale of the securities by the Underlying Fund.

Investments in Foreign Securities. An Underlying Fund may invest in securities of foreign issuers that are not publicly traded in the United States, including Depositary receipts. The Underlying Funds may also invest in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

Depositary Receipts. An Underlying Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs and EDRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Certain of the Underlying Funds treat ADRs as interests in the underlying securities for purposes of its investment policies. A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.

Foreign Currency Transactions. An Underlying Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

An Underlying Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Underlying Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Underlying Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and /or Sub-Adviser. An Underlying Fund will not engage in speculative forward foreign currency exchange transactions.

If an Underlying Fund purchases a forward contract, the Underlying Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Underlying Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Underlying Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Underlying Fund to hedge against a devaluation that is so generally anticipated that the Underlying Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an Underlying Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Underlying Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Underlying Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although an Underlying Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Underlying Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Underlying Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Borrowing. An Underlying Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Underlying Fund's total assets to meet temporary or emergency purposes, and may pledge its assets in connection with such borrowings.

Repurchase Agreements. In a repurchase agreement the Fund or an Underlying Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund or an Underlying Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund or an Underlying Fund enters into repurchase agreements.

The Fund and each Underlying Fund have established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's Underlying Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund or the Underlying Fund could experience delays in liquidating the underlying securities during the period in which the Fund or Underlying Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. An Underlying Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that an Underlying Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Underlying Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Underlying Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Underlying Fund which it is obligated to repurchase. The Underlying Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Underlying Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

An Underlying Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Underlying Fund's total assets (including the amount borrowed) taken at market value. An Underlying Fund will not use leverage to attempt to increase total return. An Underlying Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. An Underlying Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. An Underlying Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific
Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Underlying Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Underlying Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities and Securities Indices. An Underlying Fund may purchase and write (sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. An Underlying Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by an Underlying Fund obligates the Underlying Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Underlying Fund obligates the Underlying Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Underlying Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Underlying Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Underlying Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Underlying

Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Underlying Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Underlying Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. An Underlying Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. An Underlying Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Underlying Fund's portfolio securities. Put options may also be purchased by the Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Underlying Fund's portfolio securities.

An Underlying Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Underlying Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, an Underlying Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on these futures contracts. An Underlying Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the Underlying Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Underlying Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an Underlying Fund proposes to acquire. When securities prices are falling, the Underlying Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Underlying

Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Underlying Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Underlying Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Underlying Fund or securities with characteristics similar to those of the Underlying Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Underlying Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Underlying Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, an Underlying Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. An Underlying Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. An Underlying Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Underlying Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund's assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Underlying Fund intends to purchase. However, the Underlying Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Underlying

Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. An Underlying Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Underlying Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Underlying Fund owns or futures contracts will be purchased to protect the Underlying Fund against an increase in the price of securities it intends to purchase. The Underlying Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Underlying Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Underlying Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Underlying Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Underlying Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that an Underlying Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Underlying Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Underlying Fund to purchase securities, require the Underlying Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Underlying Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Underlying Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Underlying Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Underlying Fund from closing out positions and limiting its losses.

Lending of Securities. An Underlying Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. An Underlying Fund may reinvest any cash collateral in short-term securities and money market funds. When the Underlying Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Underlying Fund may incur a loss or, in the event of the borrower's bankruptcy, the Underlying Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Underlying Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

Rights and Warrants. An Underlying Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Underlying Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Underlying Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. An Underlying Fund may engage in short sales "against the box". In a short sale against the box, the Underlying Fund borrows securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, the Underlying Fund either owns or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time the Underlying Fund is required to deliver the security, the Underlying Fund will benefit from the difference in the price. If the price of the security has increased, the Underlying Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. An Underlying Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. An Underlying Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Underlying Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Underlying Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Underlying Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Underlying Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Underlying Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Underlying Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. An Underlying Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings Disclosure Policy. A description of the Fund's portfolio holdings disclosure policy is attached to this Statement of Additional Information as Appendix D.

INVESTMENT RESTRICTIONS


Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of each Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.


Notwithstanding the following investment restrictions, the Underlying Funds have adopted certain investment restrictions, which may be more or less restrictive than those listed below, thereby permitting the Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed below. The investment restrictions of the Underlying Funds are located in their respective Statements of Additional Information.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed
         33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
         (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund's investment policies.

6. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment; however the fund may invest up to 100% of its total assets in securities of investment companies. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities, or securities of other investment companies.

8. With respect to 75% of the Fund's total assets, invest more than 5% of the Fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies. As long as the Fund only invests in securities of other investment companies, the Fund will be in compliance with this restriction.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

2. Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

An Underlying Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, an Underlying Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds" or the "Distributor").


---------------------- ---------------- ------------- --------------------------------------------------------- --------------------
                                        Trustee/                                                                Number of John
Name, (Year of Birth), Position(s) Held Officer since Principal Occupation(s) and other                         Hancock Funds
and Address (1)        with Fund        (2)           Directorships During Past 5 Years                         Overseen by Trustee
---------------------- ---------------- ------------- --------------------------------------------------------- --------------------
Independent Trustees
---------------------- ---------------- ------------- --------------------------------------------------------- --------------------
Ronald R. Dion         Chairman and     2005          Chairman and Chief Executive Officer, R.M. Bradley & Co., 64
(1946)                 Trustee                        Inc.; Director, The New England Council and Massachusetts
                                                      Roundtable; Trustee, North Shore Medical Center;
                                                      Director, Boston Stock Exchange; Director, BJ's
                                                      Wholesale Club, Inc. and a corporator of the Eastern
                                                      Bank; Trustee, Emmanuel College; Director, Boston
                                                      Municipal Research Bureau; Member of the Advisory
                                                      Board, Carroll Graduate School of Management at Boston
                                                      College.
---------------------- ---------------- ------------- --------------------------------------------------------- --------------------
James F. Carlin        Trustee          2005          Director and Treasurer, Alpha Analytical Laboratories     64
(1940)                                                (chemical analysis) (since 1985); Part Owner and
                                                      Treasurer, Lawrence Carlin Insurance Agency, Inc.
                                                      (since 1995); Part Owner and Vice President, Mone
                                                      Lawrence Carlin Insurance Agency, Inc. (until 2005);
                                                      Chairman and CEO, Carlin Consolidated, Inc.
                                                      (management/investments) (since 1987); Trustee,
                                                      Massachusetts Health and Education Tax Exempt Trust
                                                      (since 2003).
---------------------- ---------------- ------------- --------------------------------------------------------- --------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

----------------------- ---------------- ------------- -------------------------------------------------------- --------------------
                                         Trustee/                                                               Number of John
Name, (Year of Birth),  Position(s) Held Officer since Principal Occupation(s) and other                        Hancock Funds
and Address (1)         with Fund        (2)           Directorships During Past 5 Years                        Overseen by Trustee
----------------------- ---------------- ------------- -------------------------------------------------------- --------------------
Richard P. Chapman, Jr. Trustee          2005          President and Chief Executive Officer, Brookline         64
(1935)                                                 Bancorp, Inc. (lending) (since 1972); Chairman and
                                                       Director, Lumber Insurance Co. (insurance)
                                                       (until 2000); Chairman and Director,
                                                       Northeast Retirement Services, Inc.
                                                       (retirement administration) (since 1998).
                                                       Vice Chairman, Northeastern University
                                                       Board of Trustees (since 2004).
----------------------- ---------------- ------------- -------------------------------------------------------- --------------------
William H. Cunningham   Trustee          2005          Former Chancellor, University of Texas System            64
(1944)                                                 and former President of the University of Texas,
                                                       Austin, Texas; Chairman and CEO, IBT
                                                       Technologies (until 2001); Director of the
                                                       following: Hire.com (until 2004), STC
                                                       Broadcasting, Inc. and Sunrise Television
                                                       Corp. (until 2001), Symtx, Inc.(electronic
                                                       manufacturing) (since 2001), Adorno/Rogers
                                                       Technology, Inc. (until 2004), Pinnacle
                                                       Foods Corporation (until 2003), rateGenius
                                                       (until 2003), Lincoln National Corporation
                                                       (insurance) (since 2006), Jefferson-Pilot
                                                       Corporation (diversified life insurance
                                                       company) (until 2006), New Century Equity
                                                       Holdings (formerly Billing Concepts) (until
                                                       2001), eCertain (until 2001), ClassMap.com
                                                       (until 2001), Agile Ventures (until 2001),
                                                       AskRed.com (until 2001), Southwest Airlines
                                                       (since 2000), Introgen (since 2000) and
                                                       Viasystems Group, Inc. (electronic
                                                       manufacturer) (until 2003); Advisory
                                                       Director, Interactive Bridge, Inc. (college
                                                       fundraising) (until 2001); Advisory
                                                       Director, Q Investments (until 2003);
                                                       Advisory Director, JP Morgan Chase Bank
                                                       (formerly Texas Commerce Bank - Austin),
                                                       LIN Television (since 2002), WilTel
                                                       Communications (until 2003) and Hayes
                                                       Lemmerz International, Inc. (diversified
                                                       automotive parts supply company) (since
                                                       2003).
----------------------- ---------------- ------------- -------------------------------------------------------- --------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

---------------------- ---------------- ------------- -------------------------------------------------------- --------------------
                                        Trustee/                                                               Number of John
Name, (Year of Birth), Position(s) Held Officer since Principal Occupation(s) and other                        Hancock Funds
and Address (1)        with Fund        (2)           Directorships During Past 5 Years                        Overseen by Trustee
---------------------- ---------------- ------------- -------------------------------------------------------- --------------------
Independent Trustees
---------------------- ---------------- ------------- -------------------------------------------------------- --------------------
Charles L. Ladner      Trustee          2005          Chairman and Trustee, Dunwoody Village, Inc. (retirement 64
(1938)                                                services) (until 2003); Senior Vice President and Chief
                                                      Financial Officer, UGI Corporation (public utility
                                                      holding company) (retired 1998); Vice President and
                                                      Director for AmeriGas, Inc. (retired 1998); Director of
                                                      AmeriGas Partners, L.P. (gas distribution) (until
                                                      1997); Director, EnergyNorth, Inc. (until 1995);
                                                      Director, Parks and History Association (until 2005).
---------------------- ---------------- ------------- -------------------------------------------------------- --------------------
John A. Moore          Trustee          2005          President and Chief Executive Officer, Institute for     64
(1939)                                                Evaluating Health Risks, (nonprofit institution) (until
                                                      2001); Senior Scientist, Sciences International (health
                                                      research) (until 2003); Former Assistant Administrator
                                                      & Deputy Administrator, Environmental Protection
                                                      Agency; Principal, Hollyhouse (consulting)(since 2000);
                                                      Director, CIIT Center for Health Science Research
                                                      (nonprofit research) (2002-2006).
---------------------- ---------------- ------------- -------------------------------------------------------- --------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------ ---------------- ------------- ------------------------------------------------------ --------------------
                                          Trustee/                                                             Number of John
Name, (Year of Birth),   Position(s) Held Officer since Principal Occupation(s) and other                      Hancock Funds
and Address (1)          with Fund        (2)           Directorships During Past 5 Years                      Overseen by Trustee
------------------------ ---------------- ------------- ------------------------------------------------------ --------------------
Patti McGill Peterson    Trustee          2005          Executive Director, Council for International Exchange 64
(1943)                                                  of Scholars and Vice President, Institute of
                                                        International Education (since 1998); Senior Fellow,
                                                        Cornell Institute of Public Affairs, Cornell
                                                        University (until 1998); Former President of Wells
                                                        College and St. Lawrence University; Director,
                                                        Niagara Mohawk Power Corporation (until 2003);
                                                        Director, Ford Foundation, International Fellowships
                                                        Program (since 2002); Director, Lois Roth Endowment
                                                        (since 2002); Director, Council for International
                                                        Exchange (since 2003).
------------------------ ---------------- ------------- ------------------------------------------------------ --------------------
Steven R. Pruchansky     Trustee          2005          Chairman and Chief Executive Officer, Greenscapes of   64
(1944)                                                  Southwest Florida, Inc. (since 2000); Director and
                                                        President, Greenscapes of Southwest Florida, Inc.
                                                        (until 2000); Managing Director, JonJames, LLC (real
                                                        estate) (since 2001); Director, First Signature Bank
                                                        & Trust Company (until 1991); Director, Mast Realty
                                                        Trust (until 1994); President, Maxwell Building
                                                        Corp. (until 1991).
------------------------ ---------------- ------------- ------------------------------------------------------ --------------------
Non-Independent Trustees
------------------------ ---------------- ------------- ------------------------------------------------------ --------------------
James R. Boyle (3)       Trustee          2005          Chairman and Director, John Hancock Advisers, LLC (the 259
(1959)                                                  "Adviser"), The Berkeley Financial Group, LLC ("The
                                                        Berkeley Group") (holding company) and John Hancock
                                                        Funds, LLC (since 2005); President, John Hancock
                                                        Insurance Group; Executive Vice President, John
                                                        Hancock Life Insurance Company (since June, 2004);
                                                        Senior Vice President, The Manufacturers Life
                                                        Insurance Company (U.S.A) (until 2004).
------------------------ ---------------- ------------- ------------------------------------------------------ --------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

---------------------- ---------------- ------------- -------------------------------------------------------- --------------------
                                        Trustee/                                                               Number of John
Name, (Year of Birth), Position(s) Held Officer since Principal Occupation(s) and other                        Hancock Funds
and Address (1)        with Fund        (2)           Directorships During Past 5 Years                        Overseen by Trustee
---------------------- ---------------- ------------- -------------------------------------------------------- --------------------
Principal Officers who
are not Trustees
---------------------- ---------------- ------------- -------------------------------------------------------- --------------------
Keith F. Hartstein     President and    2005          Senior Vice President, Manulife Financial Corporation    N/A
(1956)                 Chief Executive                (since 2004); Director, President and Chief
                       Officer                        Executive Officer, the Adviser, The Berkeley Group,
                                                      John Hancock Funds, LLC (since 2005); Director, MFC
                                                      Global Investment Management (U.S.), LLC ("MFC
                                                      Global (U.S.)") (since 2005); Director, John Hancock
                                                      Signature Services, Inc. (since 2005); President and
                                                      Chief Executive Officer, John Hancock Investment
                                                      Management Services, LLC (since 2006); President and
                                                      Chief Executive Officer, John Hancock Funds II, John
                                                      Hancock Funds III, and John Hancock Trust; Director,
                                                      Chairman and President, NM Capital Management, Inc.
                                                      (since 2005); Chairman, Investment Company Institute
                                                      Sales Force Marketing Committee (since 2003);
                                                      Director, President and Chief Executive Officer, MFC
                                                      Global (U.S.) (2005-2006); Executive Vice President,
                                                      John Hancock Funds, LLC (until 2005).
---------------------- ---------------- ------------- -------------------------------------------------------- --------------------
Thomas M. Kinzler      Secretary and    2006          Vice President and Counsel for John Hancock Life         N/A
(1955)                 Chief Legal                    Insurance Company (U.S.A.) (since 2006); Secretary
                       Officer                        and Chief Legal Officer, John Hancock Funds, John
                                                      Hancock Funds II, John Hancock Funds III and John
                                                      Hancock Trust (since 2006); Vice President and
                                                      Associate General Counsel for Massachusetts Mutual
                                                      Life Insurance Company (1999-2006); Secretary and
                                                      Chief Legal Counsel for MML Series Investment Fund
                                                      (2000-2006); Secretary and Chief Legal Counsel for
                                                      MassMutual Institutional Funds (2000-2004);
                                                      Secretary and Chief Legal Counsel for MassMutual
                                                      Select Funds and MassMutual Premier Funds
                                                      (2004-2006).
---------------------- ---------------- ------------- -------------------------------------------------------- --------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

---------------------- ---------------- ------------- ---------------------------------------------------------- -------------------
                                        Trustee/                                                                 Number of John
Name, (Year of Birth), Position(s) Held Officer since Principal Occupation(s) and other                          Hancock Funds
and Address (1)        with Fund        (2)           Directorships During Past 5 Years                          Overseen by Trustee
---------------------- ---------------- ------------- ---------------------------------------------------------- -------------------
Francis V. Knox, Jr.   Chief Compliance  2005         Vice President and Chief Compliance Officer, John Hancock  N/A
(1947)                 Officer                        Investment Management Services, LLC, the Adviser and MFC
                                                      Global (U.S.) (since 2005); Chief Compliance Officer,
                                                      John Hancock Funds, John Hancock Funds II, John Hancock
                                                      Funds III and John Hancock Trust (since 2005); Vice
                                                      President and Assistant Treasurer, Fidelity Group of
                                                      Funds (until 2004); Vice President and Ethics &
                                                      Compliance Officer, Fidelity Investments (until 2001).
---------------------- ---------------- ------------- ---------------------------------------------------------- -------------------
Gordon M. Shone        Treasurer         2006         Treasurer, John Hancock Funds (since 2006); John Hancock   N/A
(1956)                                                Funds II, John Hancock Funds III and John Hancock
                                                      Trust (since 2005); Vice President and Chief
                                                      Financial Officer, John Hancock Trust (2003-2005);
                                                      Senior Vice President, John Hancock Life Insurance
                                                      Company (U.S.A.) (since 2001); Vice President, John
                                                      Hancock Investment Management Services, Inc. and
                                                      John Hancock Advisers, LLC (since 2006), The
                                                      Manufacturers Life Insurance Company (U.S.A.) (1998
                                                      to 2000).
---------------------- ---------------- ------------- ---------------------------------------------------------- -------------------
John G. Vrysen         Chief Financial   2005         Senior Vice President, Manulife Financial Corporation      N/A
Born:  1955            Officer                        (since 2006); Director, Executive Vice President and
                                                      Chief Financial Officer, the Adviser, The Berkeley Group
                                                      and John Hancock Funds, LLC (since 2005); Executive
                                                      Vice President and Chief Financial Officer, John
                                                      Hancock Investment Management Services, LLC (since
                                                      2005), Vice President and Chief Financial Officer,
                                                      MFC Global (U.S.) (since 2005); Director, John
                                                      Hancock Signature Services, Inc. (since 2005); Chief
                                                      Financial Officer, John Hancock Funds, John Hancock
                                                      Funds II, John Hancock Funds III, John Hancock Trust
                                                      (since 2005); Vice President and General Manager,
                                                      Fixed Annuities, U.S. Wealth Management (until
                                                      2005); Vice President, Operations Manulife Wood
                                                      Logan (2000-2004).



---------------------- ---------------- ------------- ---------------------------------------------------------- -------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The Funds' Board of Trustees currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Funds.


The Audit and Compliance Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit and Compliance Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee. The Audit and Compliance Committee recommends to the full board auditors for the Funds, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit and Compliance Committee held four meetings during the fiscal year ended December 31, 2006.

The Governance Committee members are all of the independent Trustees. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee held four meetings during the fiscal year ended December 31, 2006.


As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Funds anticipate that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Funds' proxy cards. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Funds' proxy statements.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Funds.


The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Funds and other entities. These contracts include advisory and subadvisory agreements (if applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Funds generally, consults with the Adviser as necessary if the Funds require special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held five meetings during the fiscal year ended December 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2006.

------------------------ ------------------------------------------------------------------------- ------------
                                                                                    Aggregate Dollar Range
                                                                                 of holdings in John Hancock
Name of Trustee           Dollar Range of Fund Shares Owned by Trustee (1)        funds overseen by Trustee (1)
------------------------ ------------------------------------------------- ------------------------------------
                           Allocation Core     Allocation Growth + Value
------------------------ ------------------- ----------------------------- ------------------------------------
Independent Trustees
------------------------ ------------------- ----------------------------- ------------------------------------
James F. Carlin                 none                     none                          Over $100,000
------------------------ ------------------- ----------------------------- ------------------------------------
Richard P. Chapman, Jr.         none                     none                          Over $100,000
------------------------ ------------------- ----------------------------- ------------------------------------
William H. Cunningham           none                     none                         $10,001-50,000
------------------------ ------------------- ----------------------------- ------------------------------------
Ronald R. Dion                  none                     none                          Over $100,000
------------------------ ------------------- ----------------------------- ------------------------------------
Charles L. Ladner            $1-10,000                 $1-10,000                       Over $100,000
------------------------ ------------------- ----------------------------- ------------------------------------
Dr. John A. Moore               none                     none                          Over $100,000
------------------------ ------------------- ----------------------------- ------------------------------------
Patti McGill Peterson           none                     none                          Over $100,000
------------------------ ------------------- ----------------------------- ------------------------------------
Steven R. Pruchansky            none                     none                          Over $100,000
------------------------ ------------------- ----------------------------- ------------------------------------
Non-Independent Trustee
------------------------ ------------------- ----------------------------- ------------------------------------
James R. Boyle                  none                    none                          $10,001-50,000
------------------------ ------------------- ----------------------------- ------------------------------------

(1) These Funds do not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the

         Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2006, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 Mr. Cunningham, none and over $100,000 for Mr. Dion, none and over $100,000; for Dr. Moore and none and over $100,000 for Mr. Pruchansky.


The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Funds for their services.

                                                                          Total Compensation
                                                                          From the Fund and
Independent Trustees        Aggregate Compensation from the Fund (1)      John Hancock Fund
                          Allocation Core   Allocation Growth + Value   Complex to Trustees (2)
James F. Carlin                  $ 23                  $ 15               $ 125,250
Richard P. Chapman*+               24                    15                 126,250
William H. Cunningham*             25                    15                 193,250
Ronald R. Dion*                    63                    37                 265,250
Charles L. Ladner*                 24                    15                 194,250
Dr. John A. Moore*                 29                    18                 146,250
Patti McGill Peterson*             24                    15                 126,500
Steven R. Pruchansky*              30                    18                 145,250
                                 ----                  ----              ----------
Total                            $242                  $148              $1,322,250

(1) Compensation is for the fiscal year ending December 31, 2006

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2006. As of this date, Messrs. Carlin, Chapman, Dion, Moore, Pruchansky and Ms. McGill Peterson served on fifty-three (53) funds in the John Hancock Fund Complex: Messrs. Ladner and Cunningham served on one-hundred-forty-three funds (143).

* As of December 31, 2006, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $83,758, Mr. Cunningham was $170,724, Mr. Dion was $579,423, Mr. Ladner was $85,936, Dr. Moore was $325,332, Ms. McGill Peterson was $70,782, and Mr. Pruchansky was $330,220 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+    Mr. Chapman retired March 20, 2007.

As of February 2, 2007, the officers and Trustees of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Funds.

Allocation Core

---------------------------------------- ----------- ----------- ----------- ------------
Name and Address of Owners of
More than 5% of Shares                     Class A     Class B     Class C     Class R1
---------------------------------------- ----------- ----------- ----------- ------------
John Hancock Advisers, LLC                   --          9.10%       5.86%      100.0%
601 Congress Street, Floor 9
Boston MA  02210-2804
---------------------------------------- ----------- ----------- ----------- ------------
John Hancock Life Insurance Co.              --           --        14.31%         --
Custodian for the IRA of
C. Michael Hall
15541 WCR 18E
Loveland, CO 80537
---------------------------------------- ----------- ----------- ----------- ------------
John Hancock Life Insurance Co.              --           --         5.96%         --
Custodian for the IRA of
Constance J. Shepherd
12832 Norfolk Drive
Huntley IL  60142-7797
---------------------------------------- ----------- ----------- ----------- ------------
Raymond James & Assoc. Inc.                  --          8.97%         --          --
FBO Cascio Margueri
880 Carillon Parkway
St. Petersburg, FL 3376-1100
---------------------------------------- ----------- ----------- ----------- ------------
John Gypalo                                  --            --        5.86%         --
Rose M. Gypalo JT WROS
3 Portsmith Court
Slgonquin, IL 60102-5696
---------------------------------------- ----------- ----------- ----------- ------------

Allocation Growth + Value

---------------------------------------- ----------- ----------- ----------- ------------
Name and Address of Owners of
More than 5% of Shares                     Class A     Class B     Class C     Class R1
---------------------------------------- ----------- ----------- ----------- ------------
John Hancock Advisers, LLC                   --         12.78%       7.72%      100.0%
601 Congress Street, Floor 9
Boston MA  02210-2804
---------------------------------------- ----------- ----------- ----------- ------------
John Hancock Life Insurance Co               --         10.86%         --          --
Custodian for the 403(B) Plan of
School Board of Brevard Co.
FBO Robert A. Govern
3949 Turkey Point Drive
Melbourne FL  32934-8534
---------------------------------------- ----------- ----------- ----------- ------------
Pershing LLC                              10.12%         6.01%       6.37%         --
P.O. Box 2052
Jersey City NJ  07303-2052
---------------------------------------- ----------- ----------- ----------- ------------
Pershing LLC                                 --          5.42%         --          --
P.O. Box 2052
Jersey City NJ  07303-2052
---------------------------------------- ----------- ----------- ----------- ------------


                                    45

---------------------------------------- ----------- ----------- ----------- ------------
Janney Montgomery Scott LLC                  --          5.01%         --          --
Brian McNamara IRA
1801 Market Street
Philadelphia PA  19103-1628
---------------------------------------- ----------- ----------- ----------- ------------
Ronald E. Fredericks TTEE                    --            --        7.55%         --
Kay N Fredericks TTEE
The R E and K N Fredericks
Living Trust U/A
620 Longwood Drive
Algonquin IL  60102-3100
---------------------------------------- ----------- ----------- ----------- ------------
Bear Stearns Securities Corp                 --            --        8.25%         --
1 Metrotech Ctr N
Brooklyn NY  11201-3870
---------------------------------------- ----------- ----------- ----------- ------------

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $40 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of December 31, 2006. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Sub-Adviser for the Funds, MFC Global (U.S.), is located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of December 31, 2006 had approximately $26 billion in assets under management. The sub-adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial Corporation).


The Funds have entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and certain of the Underlying Funds have entered into Sub-Advisory Agreements under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Underlying Fund and the composition of the Underlying Fund's portfolio and furnishing the Underlying Fund with advice with respect to investments, investment policies and the purchase and sale of securities.

The Funds bear all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds' plans of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allocable portion of the cost of the Adviser's employees rendering such services to the Underlying Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

The Adviser receives no fee from Funds for its services under the Advisory Agreement. The Adviser is compensated for its services under separate Advisory Agreements with each Underlying Fund as follows:

o Classic Value Fund pays the Adviser a fee, paid daily, at an annual rate based on a stated percentage of the average daily net asset value of such Fund as follows:


                  Average Daily Net Assets                   Annual Rate
                  ------------------------                   -----------
                  First $2,500,000,000                       0.85%
                  Next $2,500,000,000*                       0.825%
                  Amount over $5,000,000**                   0.80%

         *Breakpoint added as of the close of business on June 30, 2005. **Breakpoint added as of the close of business on June 30, 2006.


o U.S. Global Leaders Growth Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of such Fund as follows.

                  Average Daily Net Assets                   Annual Rate
                  ------------------------                   -----------
                  First $2,000,000,000                       0.75%
                  Next $3,000,000,000*                       0.70%
                  Amount over $5,000,000,000*                0.65%

         *Breakpoint added as of the close of business on June 30, 2004

o Strategic Income Fund (Allocation Core only) pays the Adviser monthly a fee, based on a stated percentage of the average of the daily net assets such Fund as follows:

                  Average Daily Net Assets                   Annual Rate
                  ------------------------                   -----------
                  First $100,000,000                         0.60%
                  Next $150,000,000                          0.45%
                  Next $250,000,000                          0.40%
                  Next $150,000,000                          0.35%
                  Amount Over $650,000,000                   0.30%

From time to time, the Adviser may make arrangements to limit a Fund's or an Underlying Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit.


The Adviser has agreed to limit the Funds' expenses (excluding 12b-1 and transfer agent and service fees) to 0.08% of the Funds' average daily net assets until September 18, 2006. In addition, the transfer agent has agreed to limit transfer agency fees on Class A, B, C and R1 shares to 0.25% of average daily net assets until April 30, 2008.


Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser, an Underlying Fund's Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or a Sub-Adviser for the Underlying Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Funds (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement and the Distribution Agreement (discussed below) were approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Funds and will terminate automatically if assigned.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

Accounting and Legal Services Agreement. The Underlying Funds are party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Underlying Funds with certain tax, accounting and legal services.


Proxy Voting. The Trust's proxy voting policies and procedures (the "Trust's Procedures") delegate to the Subadviser the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the Subadviser's proxy voting policies and procedures. A Subadviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Trust's Procedures and the proxy voting procedures of the Subadviser is set forth in Appendix C to this Statement of Additional Information.


It is possible that conflicts of interest could arise for a Subadviser when voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Trust, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a Subadviser becomes aware of a material conflict of interest, the Trust's Procedures generally require the Subadviser to follow any conflicts procedures that may be included in the Subadvisers proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

         (a) voting pursuant to the recommendation of a third party voting service;

         (b) voting pursuant to pre-determined voting guidelines; or

         (c) referring voting to a special compliance or oversight committee.


The specific conflicts procedures of the Subadviser are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.


Although the Subadviser has a duty to vote all proxies on behalf of the portfolios it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the Subadviser may determine that it is not in the best interests of the portfolio to vote the proxies. A subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available
(1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS' PORTFOLIO MANAGERS


Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager of the Underlying Funds information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table for Classic Value Fund and U.S. Global Leaders Growth Fund is as of December 31, 2006. With respect to Strategic Income Fund, all information on the number of accounts and total assets in the table is as of October 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, pooled separate accounts, and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

John Hancock Classic Value Fund

------------------------ -------------------------------------------------------
PORTFOLIO MANAGER NAME   OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------ -------------------------------------------------------
Richard S. Pzena         Other Registered Investment Companies: Eight (8) funds
                         with total assets of approximately $827 million

                         Other Pooled Investment Vehicles: One hundred ten (110) entities with total assets of approximately $3,318 million

                         Other Accounts: Four hundred forty (440) accounts with total assets of approximately $12,803 million
------------------------ -------------------------------------------------------
John P. Goetz             Other Registered Investment Companies: Ten (10) funds
                          with total assets of approximately $882 million

                          Other Pooled Investment Vehicles: One hundred twenty-one (121) entities with total assets of approximately $4,456 million

                          Other Accounts: Four hundred forty-one (441) accounts
                          with total assets of approximately $12,936 million
------------------------ -------------------------------------------------------
Antonio DeSpirito III     Other Registered Investment Companies: Seven (7) funds
                          with total assets of approximately $778 million

                          Other Pooled Investment Vehicles: Forty-six (46) entities with total assets of approximately $2,645 million

                          Other Accounts: One hundred thirty-five (135) accounts with total assets of approximately $5,627 million
------------------------ -------------------------------------------------------

Neither the Adviser nor the Sub-Adviser generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above, except that, with respect to accounts managed by Messrs. Pzena and Goetz, the Sub-Adviser receives performance-based fees with respect to twelve (12) Other Accounts with total assets of approximately $1,961 million; Mr. DeSpirito, does not manage any performance-based fee accounts.


In the Sub-Adviser's view, conflicts of interest may arise in managing an Underlying Fund's portfolio investments, on the one hand, and the portfolios of the Sub-Adviser's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and the Sub-Adviser's policy or procedure for handling them. Although the Sub-Adviser has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. The Sub-Adviser seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be Underlying Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Underlying Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Underlying Fund may not be able to take full advantage of that opportunity. However, the Sub-Adviser has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, we may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having NASD restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution. The Sub-Adviser will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Adviser may place separate, non-simultaneous, transactions for the Underlying Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Underlying Fund or other Accounts. To address this, the Sub-Adviser has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by the Sub-Adviser's Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of the Sub-Adviser's full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by the Sub-Adviser, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person's contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of the Sub-Adviser's principals, affiliates or employees or their immediate family which are managed by the Sub-Adviser) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Underlying Fund and the other Accounts' securities holdings may also pose certain conflicts. The Sub-Adviser has identified the following areas of concern: (1) Where the Sub-Adviser manages the assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more Accounts; (2) Where the Sub-Adviser manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) Where the Sub-Adviser had a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. The Sub-Adviser's proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

The Sub-Adviser manages some Accounts under performance based fee arrangements. The Sub-Adviser recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, the Sub-Adviser generally requires portfolio decisions to be made on a product specific basis. The Sub-Adviser also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, the Sub-Adviser requires average pricing of all aggregated orders. Finally, the Sub-Adviser has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.


Compensation of Portfolio Managers. Portfolio managers and other investment professionals at the Sub-Adviser are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. Performance is a subjective assessment on three broad criteria: productivity, critical issue identification, and effectiveness at the research process. The Sub-Adviser avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by the Sub-Adviser for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in the Sub-Adviser as of January 1, 2006 of each member of the investment team who makes investment decisions for the Classic Value Fund is as follows:

Richard S. Pzena               Greater than 25% but less than 50%
John P. Goetz                  Greater than 5% but less than 10%
Antonio DeSpirito, III         Less than 5%

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Underlying Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

---------------------------- ------------------------------------------------
Portfolio Manager                     Range of Beneficial Ownership
---------------------------- ------------------------------------------------
Richard S. Pzena                                    E
---------------------------- ------------------------------------------------
John P. Goetz                                       E
---------------------------- ------------------------------------------------
Antonio DeSpirito, III                              E
---------------------------- ------------------------------------------------

John Hancock U.S. Global Leaders Growth Fund

------------------------------ -------------------------------------------------
PORTFOLIO MANAGER NAME         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------------ -------------------------------------------------
Gordon M. Marchand, CFA, CIC   Other Registered Investment Companies: Four (4)
                               funds with total net assets of approximately
                               $1,244 million

                               Other Pooled Investment Vehicles: None

                               Other Accounts: Thirteen (13) accounts with
                               approximately $629 million in total net assets
------------------------------ -------------------------------------------------
George P. Fraise               Other Registered Investment Companies: Four (4)
                               funds with total net assets of approximately
                               $1,244 million

                               Other Pooled Investment Vehicles: None

                               Other Accounts: Thirteen (13) accounts with
                               approximately $629 million in total net assets
------------------------------ -------------------------------------------------
Robert L. Rohn                 Other Registered Investment Companies: Four (4)
                               funds with total net assets of approximately
                               $1,244 million

                               Other Pooled Investment Vehicles: None

                               Other Accounts: Thirteen (13) accounts with
                               approximately $629 million in total net assets
------------------------------ -------------------------------------------------

Neither the Adviser nor the Sub-Adviser, Sustainable Growth Advisers, L.P., generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above.


When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Underlying Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Sub-Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the procedures of the Sub-Adviser generally result in such trades being "bunched", which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Sub-Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. The Sub-Adviser employs only one investment strategy in the management of its accounts: sustainable growth with a global reach. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Sub-Adviser has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of the Sub-Adviser. The Sub-Adviser is wholly and equally owned by the firm's three principals/portfolio managers, whose compensation consists of a base guaranteed partner draw paid to them by the sub-advisory firm, Sustainable Growth Advisers LP, plus net earnings that are derived from their respective ownership interests in the Sub-Adviser. The Sub-Adviser's compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of the Sub-Adviser.


Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Underlying Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

------------------------------ ------------------------------------------------
Portfolio Manager                       Range of Beneficial Ownership
------------------------------ ------------------------------------------------
Gordon M. Marchand                                    E
------------------------------ ------------------------------------------------
George P. Fraise                                      A
------------------------------ ------------------------------------------------
Robert L. Rohn                                        A
------------------------------ ------------------------------------------------


John Hancock Strategic Income Fund (Allocation Core only)


Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table for Mr. Janis is as of May 31, 2006, for Mr. Iles is as of October 31, 2006 and for Mr. Evans is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

------------------------------- ------------------------------------------------
PORTFOLIO MANAGER NAME          OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------------- ------------------------------------------------
Barry H. Evans, CFA             Other Registered Investment Companies: Five
                                (5) funds with total net assets of
                                approximately $2.6 billion.

                                Other Pooled Investment Vehicles: Two (2) account2 with total net assets of approximately $102 million.

                                Other Accounts: One hundred twenty-one (121)
                                accounts with total assets of approximately
                                $5.6 billion.
------------------------------- ------------------------------------------------
John F. Iles                    Other Registered Investment Companies: One
                                (1) fund with total assets of approximately
                                $244 million.

                                Other Pooled Investment Vehicles: Two (2) accounts with total assets of approximately $92 million.

                                Other Accounts: Two (2) accounts with total assets of approximately $570 million.

------------------------------- ------------------------------------------------
Daniel S. Janis, III            Other Registered Investment Companies: None
                                Other Pooled Investment Vehicles: Two (2) accounts with total assets of approximately
                                $92 million.

                                Other Accounts: Two (2) accounts with total
                                assets of approximately $570 million.
------------------------------- ------------------------------------------------


The Adviser and Sub-Adviser do not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Funds as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Sub-Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to one of the other accounts managed by a portfolio manager.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Sub-Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

         o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

         o The Profitability of the Adviser: The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

         o Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Sub-Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Underlying Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

-------------------------------- -----------------------------------------------
Portfolio Manager                        Range of Beneficial Ownership
-------------------------------- -----------------------------------------------
Barry Evans*                                           A
-------------------------------- -----------------------------------------------
John F. Iles*                                          A
-------------------------------- -----------------------------------------------
Daniel S. Janis, III                                   E
-------------------------------- -----------------------------------------------

DISTRIBUTION CONTRACTS

The Funds have Distribution Agreements with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. John Hancock Funds accepts orders for the purchase of the shares of the Funds that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Funds shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C and Class R1 shares the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


For Allocation Core, total underwriting commissions (sales charge) for sales of the Fund's Class A shares for the fiscal years ended December 31, 2005 and 2006 were $43,846 and $109,589, respectively. Of such amounts, $7,549 and $17,841 were retained by John Hancock Funds in 2005 and 2006, respectively.

For Allocation Growth + Value, total underwriting commissions (sales charge) for sales of the Fund's Class A shares for the fiscal years ended December 31, 2005 and 2006 were $2,052 and $53,483, respectively. Of such amounts, $343 and $8,788 were retained by John Hancock Funds in 2005 and 2006, respectively.


The Funds' Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Funds will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A, 1.00% for Class B and Class C shares and 0.50% for Class R1 shares of the Funds' average daily net assets attributable to the respective class of shares. However, the service fee will not exceed 0.25% of the Funds' average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Funds shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Funds shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. Unreimbursed expenses under the Class R1 Plan will be carried forward to subsequent fiscal years. The Funds do not treat unreimbursed expenses under the Class B, Class C and Class R1 Plans as a liability of the Fund because the Trustees may terminate Class B, Class C and/or Class R1 Plans at any time.


For Allocation Core, for the fiscal year ended December 31, 2006 an aggregate of $47,810 of distribution expenses, or 5.30% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds throught the receipt of of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006, an aggregate of $48,951 of distribution expenses, or 3.21% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006, an aggregate of $2,720 of distribution expenses, or 2.59% of the average net assets of the Class R1 shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For Allocation Growth + Value, for the fiscal year ended December 31, 2006 an aggregate of $54,685 of distribution expenses, or 8.37% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds throught the receipt of of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006, an aggregate of $50,071 of distribution expenses, or 5.03% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended December 31, 2006, an aggregate of $4,254 of distribution expenses, or 3.96% of the average net assets of the Class R1 shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Funds have also adopted a separate Class R1 shares Service Plan ("the Service Plan"). The Service Plan authorizes the Funds to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Funds a service fee of up to 0.25% of the Funds' average daily net assets attributable to Class R1 shares held by such plan participants. These services may include
(a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R1 shares; (c) processing orders to purchase, redeem and exchange Class R1 shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the Funds; and (e) other services related to servicing such retirement plans.

The Plans, the Service Plan and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees and (b) by a vote of a majority of the Funds' outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Funds which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Funds. The holders of Class A, Class B, Class C and Class R1 shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Funds.

Amounts paid to John Hancock Funds by any class of shares of the Funds will not be used to pay the expenses incurred with respect to any other class of shares of the Funds; provided, however, that expenses attributable to the Funds as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Funds may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended December 31, 2006, the Funds paid John Hancock Funds the following amounts of expenses in connection with their services for the Funds.

                                  Expense Items

                                           Printing and Mailing                                      Interest Carrying
                                           of Prospectus to New    Compensation    Expenses of John   or Other Finance
                              Advertising      Shareholders      to Selling Firms    Hancock Funds        Charges
Allocation Core
Class A                          $ 419              $23                 $494             $14,215              $0
Class B                            730               15                  510               9,498               0
Class C                          1,196               20                  372              13,913               0
Class R1                            11                0                   --                 269               0

Allocation Growth + Value
Class A                          $ 365              $21                $ 145              $7,313              $0
Class B                          1,950               12                1,962               3,218               0
Class C                            563               24                    2               9,733               0
Class R1                           153                1                   --                 269               0


SALES COMPENSATION

As part of their business strategies, the Funds along with the Distributor, pay compensation to Selling Firms that sell the Funds' shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R1 are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown in the section "First Year Broker or Other Selling Firm Compensation".

Initial compensation. Whenever you make an investment in Class A, Class B or Class C shares of the Funds, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation. For Class A, Class B and Class C shares of the Funds, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R1 shares of the Funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net assets. In addition, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

Additional compensation. The Distributor, at its expense, and without additional cost to the Fund or its shareholders, may provide additional compensation to a Selling Firm in connection with their promotion of the Funds or sale of shares of the Funds. The Distributor may make payments to selling firms for marketing support and/or shareholder administrative services. These marketing support payments may include financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm - sponsored events or activities. From time to time, the Distributor may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings. Non-cash compensation may also take the form of occasional gifts, meals, tickets or other entertainment as limited by NASD requirements. Payments may include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD. The Distributor compensates Selling Firms differently depending upon, among other factors, the level and/or type of marketing support provided by the Selling Firm. The level of payments made to a Selling Firm in any given year will vary and may be substantial. These payments may provide an incentive to a Selling Firm to actively promote the Funds or cooperate with the Distributor promotional efforts. Depending on the arrangements in place at any particular time, Selling Firms may have a financial incentive to recommend a particular fund or a share class. You should ask your Selling Firm for more information about any services it provides, as well as about fees, commissions and/or marketing support payments.


              First Year Broker or Other Selling Firm Compensation

                                          Investor pays sales    Selling Firm    Selling Firm
                                          charge (% of offering  receives        receives 12b-1   Total Selling Firm
Class A investments                       price)(1)              commission (2)  service fee (3)  compensation (4)(5)
-------------------                       ---------              --------------  ---------------  -------------------
Up to $49,999                             5.00%                  4.01%           0.25%            4.25%
$50,000 - $99,999                         4.50%                  3.51%           0.25%            3.75%
$100,000 - $249,999                       3.50%                  2.61%           0.25%            2.85%
$250,000 - $499,999                       2.50%                  1.86%           0.25%            2.10%
$500,000 - $999,999                       2.00%                  1.36%           0.25%            1.60%

Investments of Class A shares of $1
million or more

First $1M - $4,999,999                    --                     0.75%           0.25%            1.00%
Next $1 - $5M above that                  --                     0.25%           0.25%            0.50%
Next $1 or more above that                --                     0.00%           0.25%            0.25%

Investments of Class A shares by certain
Retirement Plans (6)

First  $1 - $4,999,999                    --                     0.75%           0.25%            1.00%
Next $1 - $5M above that                  --                     0.25%           0.25%            0.50%
Next $1 or more above that                --                     0.00%           0.25%            0.25%

Class B investments

All amounts                               --                     3.75%           0.25%            4.00%
Class C investments

All amounts                               --                     0.75%           0.25%            1.00%
Class R1 investments

All amounts                               --                     0.00%           0.50%            0.50%


(1) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

(2) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(3) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears. For Class R1 shares, the Selling Firm receives 12b-1 fees effective at time of purchase as a % of average daily assets (paid quarterly in arrears) See "Distribution Contracts" for description of Class R1 Service Plan charges and payments.

(4) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5) Underwriter retains the balance.


(6) Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer sponsored defined contribution retirement plans investing $1 million or more or with 100 or more eligible employee at the time of purchase.


CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of the Funds is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. The value of Funds' investment in an Underlying Fund is determined on the basis of the net asset value of the shares of the class of the Underlying Fund held by the Funds. Generally, the Underlying Funds determine their net asset value based upon the market value of their assets. Certain assets of the Underlying Funds may be valued at "fair value" using procedures approved by the Board of Trustees of the Underlying Funds. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Funds' NAV is not calculated. Consequently, an Underlying Fund's portfolio securities may trade and the NAV of the Funds' redeemable securities may be significantly affected on days when a shareholder has no access to the Funds.

For purposes of calculating the net asset value ("NAV") of the Funds' and Underlying Funds' shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by a Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Underlying Funds have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Underlying Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I or Class R1 shares of the John Hancock mutual funds owned by the investor (see "Combination Privilege" and "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, Sub-Adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.


o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.


NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Adviser or Princeton Retirement Group representative for further information.

o        Retirement plans investing through the PruSolutions(sm) program.


o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.


o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

                  Amount Invested                            CDSC Rate
                  ---------------                            ---------
                  First $1 to $4,999,999                     1.00%
                  Next $1 to $5M above that                  0.50%
                  Next $1 or more above that                 0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R1 shares of all John Hancock Funds already held by such person. However, Class A shares of John Hancock Money Market Funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No

CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

         o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)    $600.00
         o *Minus Appreciation ($12 - $10) x 100 shares                 (200.00)
         o Minus proceeds of 10 shares not subject to CDSC
           (dividend reinvestment)                                      (120.00)
                                                                        -------
         o Amount subject to CDSC                                        $280.00

         *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch of The Princeton Retirement Group Inc. servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruSolutionssm program.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*        Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
                    401 (a) Plan (401 (k),
Type of             MPP, PSP) 457 & 408
Distribution        (SEPs & Simple IRAs)     403 (b)               457                   IRA, IRA Rollover      Non-retirement
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
Death or Disability Waived                   Waived                Waived                Waived                 Waived
------------------- ---------------------------------------------- --------------------- ---------------------- --------------------
Over 70 1/2         Waived                   Waived                Waived                Waived for required    12% of account value
                                                                                         minimum distributions* annually in periodic
                                                                                         or 12% of account      payments
                                                                                         value annually in
                                                                                         periodic payments.
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
Between 59 1/2 and   Waived                   Waived                Waived               Waived for Life        12% of account value
70 1/2                                                                                   Expectancy or 12% of   annually in periodic
                                                                                         account value annually payments
                                                                                         in periodic payments.
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
Under 59 1/2        Waived for annuity       Waived for annuity    Waived for annuity    Waived for annuity     12% of account value
(Class B and        payments (72t) or 12% of payments (72t) or 12% payments (72t) or 12% payments (72t) or 12%  annually in periodic
Class C only)       account value annually   of account value      of account value      of account value       payments
                    in periodic payments.    annually in periodic  annually in periodic  annually in periodic
                                             payments.             payments.             payments.
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
Loans               Waived                   Waived                N/A                   N/A                    N/A
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
Termination of Plan Not Waived               Not Waived            Not Waived            Not Waived             N/A
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
Hardships           Waived                   Waived                Waived                N/A                    N/A
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
Qualified Domestic  Waived                   Waived                Waived                N/A                    N/A
Relations Orders
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
Termination of      Waived                   Waived                Waived                N/A                    N/A
Employment Before
Normal Retirement
Age
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------
Return of Excess    Waived                   Waived                Waived                Waived                 N/A
------------------- ------------------------ --------------------- --------------------- ---------------------- --------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R1 SHARES

Class R1 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R1 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class R1 shares for Class R1 shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class R1 shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be for Class R1 shares.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS".

Retirement plans participating in Merrill Lynch's servicing programs:


Class A shares are available at net asset value for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group Inc.'s representative for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Funds and five other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Funds, designated as Class A, Class B, Class C and Class R1.

The shares of each class of the Funds represent an equal proportionate interest in the aggregate net assets attributable to that class of the Funds. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Funds may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The fund no longer issues share certificates. Shares are electronically recorded.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A and Class R1 shares and Class R1 shares will pay higher distribution and service fees than Class A shares(iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Funds available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders.

However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Funds. However, the Funds' Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Funds' prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Funds themselves would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Funds reserve the right to reject any application which conflicts with the Funds' internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts or estates.

TAX STATUS

The Funds, treated as separate entities for accounting and tax purposes, have qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Funds will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Funds will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Funds' current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Funds' "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Funds' "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Funds.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Funds shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Funds' assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Funds will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Funds will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Funds invest in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Funds could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Funds is timely distributed to its shareholders. The Funds would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Funds to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Funds in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Funds' investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Funds must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Funds' investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Funds or their shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Funds could cause the Funds to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Funds. Additionally, the Funds may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Funds' portfolio. Also, certain of the Funds' losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gains. Certain of such transactions may also cause the Funds to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Funds' distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Funds' net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Funds to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Funds shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Funds' portfolio or undistributed taxable income of the Funds. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Funds (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Funds cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Funds or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Funds within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Funds shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Funds reserve the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Funds. Upon proper designation of this amount by the Funds, each shareholder would be treated for Federal income tax purposes as if the Funds had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Funds and reinvested the remainder in the Funds. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Funds' taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Funds, and
(c) be entitled to increase the adjusted tax basis for his shares in the Funds by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Funds are permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Funds and, as noted above, would not be distributed as such to shareholders. The Funds currently have no capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains.

If the Funds should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Funds receive from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

For purposes of determining the character of income received by the Funds when an Underlying Fund distribute net capital gain to the Fund, the Funds will treat the distribution as a long-term capital gain, even if the Funds have held shares of the Underlying Fund for less than one year. Any loss incurred by the Funds on the redemption or other sale of such Underlying Fund shares that have a tax holding period of six months or less, however, if it is not disallowed under wash sale rules, will be treated as a long-term capital loss to the extent of the gain distribution received on the shares disposed of by the Funds.

The Funds may invest in Underlying Funds with capital loss carryforwards. If such an Underlying Fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to the Funds and its shareholders will likely be reduced. Similarly, for U.S. federal income tax purposes, the Funds are permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Funds, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Funds, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Funds, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Funds may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Funds for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

If the Funds should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Funds. This amount will be reflected on Form 1099-DIV for the current calendar year.

The Funds are required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Funds elect to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Funds to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Funds to obtain cash corresponding to its earnings or assets in those countries. However, the Funds must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Funds may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Funds' distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Funds will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Funds shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Funds may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Funds anticipate that, provided that the Funds qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

BROKERAGE ALLOCATION

Orders for the purchase and sale of shares of the Underlying John Hancock Funds will be placed directly with the Distributor, which also acts as principal underwriter for shares of the underlying John Hancock Funds.

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Underlying Funds' trading practices and investments are reviewed periodically by the Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Funds.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Each Underlying Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers that also sell shares of John Hancock Funds. However, the Adviser do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Underlying Fund's portfolio transactions. To the extent consistent with the foregoing, the Underlying Funds will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser of the Fund. The Adviser has implemented policies and procedures (approved by the Underlying Funds' board of Trustees) reasonably designed to ensure that a Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources and not with brokerage commission. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, an Underlying Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal years ended December 31, 2005, the Fund paid $0 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, an Underlying Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by an Underlying Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to an Underlying Fund. An Underlying Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the the Underlying Funds or the Adviser's other clients.

In effecting portfolio transactions on behalf of an Underlying Funds and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser and will be primarily responsible for its allocation of the Underlying Funds' brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.


For the fiscal years ended December 31, 2006, Allocation Core paid negotiated brokerage commissions of $9,178.

For the fiscal years ended December 31, 2006, Allocation Growth + Value paid no negotiated brokerage commissions.


Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, an Underlying Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Underlying Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if an Underlying Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Underlying Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, Manulife Financial Securities, LLC ("MF Securities" or "Affiliated Broker"). For the fiscal years ended December 31, 2005, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Underlying Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser or may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by and Underlying Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for and Underlying Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund.


The Funds pays Signature Services monthly a fee which is based on an annual rate of $15.00 for each Class A shareholder account and $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account and $15.00 for each Class R1 shareholder account plus certain out-of-pocket expenses. Prior to January 1, 2006, the Funds paid Signature Services monthly a fee which was based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account, $17.50 for each Class C shareholder account and $20.00 for each previously designated Class R1 shareholder account plus certain out-of-pocket expenses.

Effective September 19, 2005, Signature Services agreed to limit the transfer agent fees on Class A, B, C and R shares to 0.25% of average daily net assets of the Funds until April 30, 2008.

The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B, Class C shares and Class R1. For these classes, the Funds also pay certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP will audit and render opinion on the Fund's annual financial statements and review the Fund's annual Federal income tax returns.

LEGAL AND REGULATORY MATTERS


There are no legal proceedings to which the Trust, the Adviser or the principal underwriter is a party that are likely to have a material adverse effect on the Fund or the ability of the investment adviser or principal underwriter to perform its contract with the Fund.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk. The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

o Management risk. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk. The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Ratings Group

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC: The rating `CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1: This designation indicated that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

APPENDIX C

PROXY VOTING SUMMARY OF THE ADVISER AND SUB-ADVISER

                           John Hancock Advisers, LLC
                      Proxy Voting Policies and Procedures


                                Table of Contents


I.      Delegation of Proxy Voting to Subadvisers

        A.     Delegation

        B.     Proxy Voting Policies and Procedures

        C.     Underlying Funds

II.     Material Conflicts of Interest

III. Procedures for Shareholders/Contract Owners to Obtain Proxy Voting Policies and Proxy Voting Record. Disclosure of Proxy Voting Procedures

         A. Disclosure of Procedures in the Statement of Additional Information of the Trust

         B.    Disclosure in Annual and Semi-Annual Report

         C.    Filing of Proxy Voting Record on Form N-PX

IV.     Annual Approval of Proxy Voting Policies and Procedures


                                      * * *

I.      Delegation of Proxy Voting to Subadvisers

        A.     Delegation

               The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

        B.     Proxy Voting Procedures

               Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

        C.     Underlying Funds

               With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

II.     Material Conflicts of Interest

        If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

        If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

III. Procedures for Shareholders/Contract Owners to Obtain Proxy Voting Policies and Proxy Voting Record. Disclosure of Proxy Voting Procedures

        A. Disclosure of Policies and Procedures in the Statement of Additional Information

           The Trusts shall disclose in their Statements of Additional Information a summary of their Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trusts may instead include the actual Subadviser Proxy Voting Procedures in the Statements of Additional Information.).

        B. Disclosure in Annual and Semi-Annual Report

           The Trusts shall disclose in their annual and semi-annual shareholder reports that:

           (a) a description of the Trusts' proxy voting policies and procedures; and

           (b) the Trusts' proxy voting record for the most recent 12 month period ending June 30th, are available:

               1.  on the SEC's website; and

               2. without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

        C. Filing of Proxy Voting Record on Form N-PX

           The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

IV.     Annual Approval of Proxy Voting Procedures

The Trusts' proxy voting policies and procedures shall be re-approved by the Trusts' Boards of Trustees at least annually.

       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                formerly known as Sovereign Asset Management LLC


                              Proxy Voting Summary

We believe in placing our clients' interests first. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.


Currently, John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and MFC Global (U.S.) will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and MFC Global (U.S.) have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.


In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants.

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
         o        the compensation committee is not fully independent;
         o        plan dilution is more than 10% of outstanding common stock;
         o company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;
         o the option is not premium priced or indexed, or does not vest based on future performance.

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if: o the plan allows stock to be purchased at less than 85% of fair market value; o this plan dilutes outstanding common equity greater than 10%; o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity; o the potential dilution from all company plans is more than 85%.

With respect to director stock incentive/option plans, we will vote against management if: o the minimum vesting period for options or time lapsing restricted stock is les than one year; o if the potential dilution for all company plans is more than 85%.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
         o        change the company name;
         o        approve other business;
         o        adjourn meetings;
         o        make technical amendments to the by-laws or charters;
         o        approve financial statements;
         o        approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
         o        calling for shareholder ratification of auditors;
         o        calling for auditors to attend annual meetings;
         o        seeking to increase board independence;
         o        requiring minimum stock ownership by directors;

         o seeking to create a nominating committee or to increase the independence of the nominating committee;
         o        seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                formerly known as Sovereign Asset Management LLC


                             Proxy Voting Procedures

The role of the proxy voting service


John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.


The role of the proxy oversight group and coordinator


The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.


The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.


With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D

                               John Hancock Funds

               Description of Portfolio Holdings Disclosure Policy

General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy.

The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition.


(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date; number of holdings; turnover; attribution analysis; average credit quality rating; duration for bond funds; currency exposure and currency hedging; AMT exposure; portfolio characteristics.


(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity.

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.


Rating Organizations. Nonpublic Information regarding portfolio holdings is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information.

Risk Management, Attribution, Portfolio Analysis Tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information.

Proxy Voting Services. Nonpublic Information regarding portfolio holdings is provided to ISS, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide ISS with such information.


Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids.

Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy

Any material changes to this policy must be approved by the Fund's Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.

Applicability of Policy to a Fund's Adviser and Subadvisers

This policy shall apply to the Fund's Adviser and each of its subadvisers as applicable.

Appendix A

I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to a Fund.

III. Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.
*Includes temporary employees.

FINANCIAL STATEMENTS


The financial statements listed below are included in the Fund's 2006 Annual Reports to Shareholders for the year ended December 31, 2006; (filed electronically on February 26, 2007, accession number 0001010521-07-000191 ) and are included in and incorporated by reference into Part B of this Registration Statement for John Hancock Capital Series (file nos. 2-29502 and 811-1677).

John Hancock Capital Series
  John Hancock Allocation Core Portfolio
  John Hancock Allocation Growth + Value Portfolio

  Statements of Assets and Liabilities as of December 31, 2006.
  Statements of Operations for the fiscal year ended December 31, 2006. Statements of Changes in Net Assets for each of the periods indicated therein. Financial Highlights for each of the periods indicated therein.
  Schedules of Investments as of December 31, 2006.
  Notes to Financial Statements.
  Reports of Report of Independent Registered Public Accounting Firm.

                          JOHN HANCOCK INVESTMENT TRUST

                                     PART C.

                               OTHER INFORMATION

Item 23.  Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06. Indemnity."

1.01     Indemnification and Exculpation.
         -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26.  Business and Other Connections of Investment Advisers.

See "Fund Details" in the Prospectuses and "Investment Management Agreements" in the Statement of Additional Information for information regarding the business of the Adviser and the Subadviser. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and the Subadviser, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Municipal Securities Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Equity Trust, John Hancock Investment Trust III, John Hancock Funds II and John Hancock Funds III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

James R. Boyle                        Chairman and Director                        Trustee
601 Congress Street
Boston, Massachusetts

Keith F. Hartstein                    Director, President                      President and
601 Congress Street               and Chief Executive Officer             Chief Executive Officer
Boston, Massachusetts

John G. Vrysen                Director, Executive Vice President          Chief Financial Officer
601 Congress Street              and Chief Financial Officer
Boston, Massachusetts

Arthur E. Creel                      Senior Vice President                         None
601 Congress Street
Boston, Massachusetts

Bruce R. Speca                        None                           Senior Vice President, Investments
601 Congress Street
Boston, Massachusetts

Andrew G. Arnott                     Senior Vice President                         None
601 Congress St.
Boston, Massachusetts

Robert M. Boyda                       None                           Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

John J. Danello                       None                                    Vice President, Law
601 Congress Street
Boston, Massachusetts

Carey Hoch                           Vice President                                None
601 Congress St.
Boston, Massachusetts

Kristine McManus                     Vice President                                None
601 Congress Street
Boston, Massachusetts

Daniel Rollins                       Vice President                                None
601 Congress Street
Boston, Massachusetts

Steven E. Medina                      None                              Vice President, Investments
601 Congress Street
Boston, Massachusetts

Karen F. Walsh                       Senior Vice President                         None
601 Congress St.
Boston, Massachusetts

Thomas M. Kinzler                     None                                    Secretary and
601 Congress Street                                                         Chief Legal Officer
Boston, Massachusetts

Jeffrey H. Long                      Chief Financial Officer                      None
601 Congress St.
Boston, Massachusetts

Peter Copestake                      Treasurer                                    None
200 Bloor Street
Toronto, Ontario

Gordon M. Shone                       None                                     Treasurer
601 Congress Street.
Boston, Massachusetts

Michael J. Mahoney                   Assistant Vice President and                 None
601 Congress Street                  Chief Compliance Officer
Boston, Massachusetts

Frank V. Knox                        None                                 Chief Compliance Officer
601 Congress Street
Boston,  Massachusetts

(c) None.


     (c) None.

Item 28.  Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 601 Congress Street, Boston Massachusetts 02210-2805 and by MFC Global Investments (U.S.), LLC (formerly known as Sovereign Asset Management LLC) at its principal executive offices at 101 Huntington Avenue, Boston, MA 02199. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 25th day of April, 2007.

                              JOHN HANCOCK CAPITAL SERIES

                              By:      *
                              -----------------------
                              Keith F. Hartstein
                              President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.



     Signature                                     Title                             Date
     ---------                                     -----                             ----

         *
------------------------                       President and                    April 25, 2007
Keith F. Hartstein                        Chief Executive Officer

         *
------------------------                  Executive Vice President
John G. Vrysen                          and Chief Financial Officer

/s/Gordon M. Shone                               Treasurer                      April 25, 2007
------------------------                  (Chief Accounting Officer)
Gordon M. Shone

         *
------------------------                         Trustee
James R. Boyle

         *
------------------------                         Trustee
James F. Carlin

         *
------------------------                         Trustee
William H. Cunningham

         *
------------------------                    Chairman and Trustee
Ronald R. Dion

         *
------------------------                         Trustee
Charles L. Ladner

         *
------------------------                         Trustee
John A. Moore

         *
------------------------                         Trustee
Patti McGill Peterson

         *
------------------------                         Trustee
Steven R. Pruchansky



By:      /s/Alfred P. Ouellette                                                 April 25, 2007
         ----------------------
         Alfred P. Ouellette
         Attorney-in-Fact, under
         Powers of Attorney dated
         June 6, 2006



OPEN END FUNDS:                                         1933 Act Number                1940 Act Number

John Hancock Bond Trust                                      2-66906                        811-3006
John Hancock California Tax-Free Income Fund                 33-31675                       811-5979
John Hancock Capital Series                                  2-29502                        811-1677
John Hancock Current Interest                                2-50931                        811-2485
John Hancock Equity Trust                                    2-92548                        811-4079
John Hancock Institutional Series Trust                      33-86102                       811-8852
John Hancock Investment Trust                                2-10156                        811-0560
John Hancock Investment Trust II                             2-90305                        811-3999
John Hancock Investment Trust III                            33-4559                        811-4630
John Hancock Municipal Securities Trust                      33-32246                       811-5968
John Hancock Series Trust                                    2-75807                        811-3392
John Hancock Sovereign Bond Fund                             2-48925                        811-2402
John Hancock Strategic Series                                33-5186                        811-4651
John Hancock Tax-Exempt Series Trust                         33-12947                       811-5079
John Hancock World Fund                                      33-10722                       811-4932


CLOSED END FUNDS:                                       1933 Act Number                1940 Act Number

John Hancock Bank and Thrift Opportunity Fund                     -                         811-8568
John Hancock Income Securities                                    -                         811-4186
John Hancock Investors Trust                                      -                         811-4173
John Hancock Patriot Global Dividend Fund                         -                         811-06685
John Hancock Patriot Preferred Dividend Fund                      -                         811-7590
John Hancock Patriot Premium Dividend Fund I                      -                         811-5615
John Hancock Patriot Premium Dividend Fund II                     -                         811-05908
John Hancock Patriot Select Dividend Trust                        -                         811-06107
John Hancock Preferred Income Fund                           333-100531                     811-21131
John Hancock Preferred Income Fund II                        333-101956                     811-21202
John Hancock Preferred Income Fund III                       333-102734                     811-21287
John Hancock Tax-Advantaged Dividend Income Fund             333-108102                     811-21416


                                POWER OF ATTORNEY

     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, WILLIAM H. KING, ALFRED P. OUELLETTE and GENEVIEVE D. PLUHOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 1st day of January, 2005.

/s/ James R. Boyle                         /s/ Charles L. Ladner
-----------------------------------------  -------------------------------------
James R. Boyle, as Trustee                 Charles L. Ladner, as Trustee

/s/ James F. Carlin                        /s/ John A. Moore
-----------------------------------------  -------------------------------------
James F. Carlin, as Trustee                John A. Moore, as Trustee

/s/ Richard P. Chapman                     /s/ Patti McGill Peterson
-----------------------------------------  -------------------------------------
Richard P. Chapman, Jr., as Trustee        Patti McGill Peterson, as Trustee

/s/ William H. Cunningham                  /s/ Steven R. Pruchansky
-----------------------------------------  -------------------------------------
William H. Cunningham, as Trustee          Steven R. Pruchansky, as Trustee

/s/ Ronald R. Dion                         /s/ John G. Vrysen
-----------------------------------------  -------------------------------------
Ronald R. Dion, as Chairman and Trustee    John G. Vrysen, as Executive Vice President
                                                           and Chief Financial  Officer
/s/ Keith F. Hartstein
-----------------------------------------
Keith F. Hartstein, as President and
                    Chief Executive Officer

                           John Hancock Capital Series

                               (File no. 2-29502)

                                INDEX TO EXHIBITS

99.(a) Articles of Incorporation. Amended and Restated Declaration of Trust dated March 8, 2005.#########

99.(a).1 Amendment of Section 5.11 and Establishment and Designation of Class A, Class B, Class C and Class R Shares of Beneficial Interest of John Hancock Allocation Growth + Value Portfolio and Allocation Core
          Portfolio, each a Series of John Hancock Capital Series Trust effective June 7, 2005.##########

99.(a).2 Amendment of Section 5.11 and Establishment and Designation of Class A, Class B, Class C and Class I Shares of Beneficial Interest of John Hancock International Classic Value Fund dated December 6, 2005.###########

99.(a).3 Amendment of Section 5.11 and Establishment and Designation of Class A, Class B, Class C, Class I, Class R and Class NAV Shares of Beneficial Interest of John Hancock Classic Value Fund II dated June 6, 2006.##############

99.(a).4 Amendment of Section 5.11 and Establishment and Designation of Class NAV Shares of Beneficial Interest of John Hancock International Classic Value dated September 18, 2006.##############

99.(a).5 Amendment of Section 5.11 regarding change of address of Registrant's principal place of business, dated July 1, 2005.+

99.(a).6 Amendment of Section 5.11 and Redesignation of Class R Shares of Beneficial Interest of John Hancock Capital Series as Class R1 Shares, dated February 12, 2007.+

99.(b)    By-Laws. Amended and Restated By-Laws dated March 8, 2005.#########

99.(c) Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d) Investment Advisory Contracts. Advisory Agreement between John Hancock Core Equity (Independence Equity Fund) and John Hancock Advisers, Inc. dated August 30, 1996.****

99.(d).1  Sub-Investment   Advisory  Contract  between  Independence  Investment
          Associates, Inc. and John Hancock Advisers, Inc. dated August 30, 1996.***

99.(d).2 Investment Management Contract between John Hancock U.S. Global Leaders Growth Fund and John Hancock Advisers, LLC dated May 13, 2002.#

99.(d).3 Amendment to Sub-Investment Contract between John Hancock Advisers, LLC and Independence Investment LLC on behalf of John Hancock Core Equity Fund dated June 7, 2002.###

99.(d).4 Investment Management Contract between John Hancock Capital Series on behalf of John Hancock Classic Value Fund and John Hancock Advisers, LLC dated November 8, 2002.###

99.(d).5 Sub-Investment Management Contract between John Hancock Capital Series on behalf of John Hancock Classic Value Fund, John Hancock Advisers, LLC and Pzena Investment Management, LLC dated November 8, 2003.###

99.(d).6 Investment Management Contract between John Hancock Capital Series on behalf of John Hancock Large Cap Select Fund and John Hancock Advisers, LLC dated August 25, 2003.#####

99.(d).7 Sub-Investment Management Contract between John Hancock Capital Series on behalf of John Hancock Large Cap Select Fund, John Hancock Advisers, LLC and Shay Assets Management, Inc. dated August 25, 2003.#####

99.(d).8 Sub-Investment Management Contract between John Hancock Capital Series on behalf of John Hancock U.S. Global Leaders Growth Fund, John Hancock Advisers, LLC and Sustainable Growth Advisers, L.P. dated February 16, 2004.########

99.(d).9 Amendment to Sub-Investment Management Contract between John Hancock Capital Series on behalf of John Hancock Classic Value Fund, John Hancock Advisers, LLC and Pzena Investment Management, LLC dated March 31, 2005.#########

99.(d).10 Amendment  to  Investment  Management  Contract  between  John Hancock
          Capital Series, on behalf of John Hancock Classic Value Fund, and John Hancock Advisers, LLC, effective July 1, 2005.###########

99.(d).11 Investment Management Contract between John Hancock Capital Series on behalf of John Hancock Allocation Core Portfolio and John Hancock Advisers, LLC dated September 19, 2005.###########

99.(d).12 Investment Management Contract between John Hancock Capital Series on behalf of John Hancock Allocation Growth + Value Portfolio and John Hancock Advisers, LLC dated September 19, 2005.##########

99.(d).13 Investment Management Contract between John Hancock Capital Series on behalf of John Hancock International Classic Value Fund and John Hancock Advisers, LLC dated February 28, 2006.#############

99.(d).14 Sub-Investment   Management  Contract  between  John  Hancock  Capital
          Series, on behalf of John Hancock International Classic Value Fund, and John Hancock Advisers, LLC and Pzena Investment Management, LLC dated February 28, 2006.#############

99.(d).15 Investment Management Contract between John Hancock Capital Series, on behalf of John Hancock Classic Value II Fund, and John Hancock
          Advisers, LLC and Pzena Investment Management, LLC dated July 1, 2006.##############

99.(d).16 Amendment  to  Investment  Management  Contract  between  John Hancock
          Capital Series, on behalf of John Hancock Classic Value Fund, and John Hancock Advisers, LLC dated July 1, 2006.+

99.(d).17 Amendment to Sub-Investment  Management  Contract between John Hancock
          Capital Series, on behalf of John Hancock Classic Value II Fund, and John Hancock Advisers, LLC and Pzena Investment Management, LLC dated September 21, 2006.+

99.(e) Underwriting Contracts. Distribution Agreement between John Hancock Funds, Inc. (formerly named John Hancock Broker Distribution Services, Inc.) and the Registrant dated August 1, 1991.*

99.(e).1 Amendment No. 1 to Distribution Agreement with Registrant and John Hancock Broker Distribution Services, Inc. dated October 1, 1993.*

99.(e).2 Form of Soliciting Dealer Agreement between John Hancock Funds, LLC and Selected Dealers.#########

99.(e).3 Form of Financial Institution Sales and Service Agreement between John Hancock Funds, Inc. and the John Hancock funds.*

99.(e).4 Amendment to Distribution Agreement between Registrant and John Hancock Funds, Inc. dated August 30, 1996.***

99.(e).5 Amendment to Distribution Agreement of August 1, 1991 with Registrant and John Hancock Funds, LLC established a new series of its shares named John Hancock U.S. Global Leaders Growth Fund and retains John Hancock Funds as principal underwriter under the Declaration Agreement effective May 13, 2002.#

99.(e).6 Amendment to Distribution Agreement of August 1, 1991 with Registrant and John Hancock Funds, LLC established a new series of its shares named John Hancock Classic Value Fund and retains John Hancock Funds as principal underwriter under the Declaration Agreement effective November 8, 2002.###

99.(e).7 Amendment to Distribution Agreement of August 1, 1991 with Registrant and John Hancock Funds, LLC established a new series of its shares named John Hancock Large Cap Select Fund and retains John Hancock Funds as principal underwriter under the Declaration Agreement effective August 5, 2003.#####

99.(e).8 Amendment to Distribution Agreement of August 1, 1991 with Registrant and John Hancock Funds, LLC established a new series of its shares named John Hancock Allocation Growth + Value Fund and retains John Hancock Funds as principal underwriter under the Declaration Agreement effective September 19, 2005.###########

99.(e).9 Amendment to Distribution Agreement of August 1, 1991 with Registrant and John Hancock Funds, LLC established a new series of its shares named John Hancock Allocation Core Fund and retains John Hancock Funds as principal underwriter under the Declaration Agreement effective September 19, 2005.###########

99.(e).10 Amendment to Distribution Agreement of August 1, 1991 with Registrant and John Hancock Funds, LLC established a new series of its shares named John Hancock International Classic Value Fund and retains John Hancock Funds as principal underwriter under the Declaration Agreement effective February 28, 2006.#############

99.(e).11 Form  of  the   Amendment   to  John   Hancock   Funds,   LLC  Selling
          Agreement.############

99.(e).12 Amendment to Distribution  Agreement of August 1, 1991 with Registrant and John Hancock Funds, LLC established a new series of its shares named John Hancock Classic Value II Fund and retains John Hancock Funds as principal underwriter under the Declaration Agreement effective July 1, 2006. ###############

99.(f)    Bonus or Profit Sharing Contracts. Not Applicable.

99.(g) Custodian Agreements. Custody Agreement between John Hancock Mutual Funds and Bank of New York dated September 10, 2001. ******

99.(g).1  Amendment to Custody Agreement (Schedule II).#####

99.(g).2 Amendments to Custody Agreement (Allocation Core and Allocation Growth + Value) dated September 19, 2005.###########

99.(g).3 Amendment to Custody Agreement (International Classic Value) dated February 28, 2006.#############

99.(g).4 Amendment to Custody Agreement (Classic Value II) dated July 1, 2006.##############

99.(h)    Other Material Contracts.  Amended and Restated Master Transfer Agency
          Service   Agreement  between  John  Hancock  Funds  and  John  Hancock
          Signature Services, Inc. dated June 1, 1998.****

99.(h).1 Accounting and Legal Services Agreement between John Hancock Advisers, Inc. and Registrant as of January 1, 1996.**

99.(h).2 Pursuant to Section 11.01 of The Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998, the Registrant has established a new series named John Hancock U.S. Global Leaders Growth Fund and wants to retain services under such agreement.#

99.(h).3 Pursuant to Section 11.01 of The Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998, the Registrant has established a new series named John Hancock Classic Value Fund and wants to retain services under such agreement.###

99.(h).4 Pursuant to Section 11.01 of The Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998, the Registrant has established a new series named John Hancock Large Cap Select Fund and wants to retain services under such agreement.#####

99.(h).5  Amendment  to the  Amended and  Restated  Master  Transfer  Agency and
          Service   Agreement  between  John  Hancock  Funds  and  John  Hancock
          Signature Services, Inc. effective July 1, 2003.#######

99.(h).6 Amendment to Amended and Restated Master Transfer Agency and Service Agreement.#########

99.(h).7 Amendments to Amended and Restated Master Transfer Agency and Services Agreement (Allocation Core and Allocation Growth + Value Funds) dated September 19, 2005.###########

99.(h).8  Amendment to Amended and Restated  Master Transfer Agency and Services
          Agreement   (International   Classic   Value)   dated   February   28,
          2006.#############

99.(h).9  Amendment to  Accounting  and Legal  Services  Agreement  between John
          Hancock    Advisers,    Inc.   and   Registrant   as   of   April   1,
          2005.#############

99.(h).10 Amendment to Transfer Agency  Agreement  (Classic Value II) dated July
          1, 2006.##############

99.(i)    Legal Opinion.+

99.(j)    Other Opinions. Auditor Consent.+

99.(k)    Omitted Financial Statements. Not Applicable.

99.(l)    Initial Capital Agreements. Not Applicable.

99.(m) Rule 12b-1 Plans. Class A and Class B Distribution Plan between John Hancock Core Equity Fund and John Hancock Funds, Inc. dated August 30, 1996.***

99.(m).1 Class C Distribution Plan between John Hancock Core Equity Fund and John Hancock Funds, Inc. dated May 1, 1998.****

99.(m).2 Class A, Class B and Class C Distribution Plan between John Hancock U.S. Global Leaders Growth Fund and John Hancock Funds, LLC dated May 13, 2002.#

99.(m).3 Class A, Class B and Class C Distribution Plan between John Hancock Classic Value Fund and John Hancock Funds, LLC dated November 8, 2002.###

99.(m).4 Class A, Class B and Class C Distribution Plan between John Hancock Large Cap Select Fund and John Hancock Funds, LLC dated August 25, 2003.#####

99.(m).5 Class R Shares Distribution Plan between John Hancock Classic Value Fund and John Hancock Funds, LLC dated August 1, 2003.#####

99.(m).6 Class R Shares Distribution Plan between John Hancock U.S. Global Leaders Growth Fund and John Hancock Funds, LLC dated August 1, 2003.#####

99.(m).7 Class R Shares Service Plan between John Hancock Classic Value Fund and John Hancock Funds, LLC dated August 1, 2003.#####

99.(m).8 Class R Shares Service Plan between John Hancock U.S. Global Leaders Growth Fund and John Hancock Funds, LLC dated August 1, 2003.#####

99.(m).9 Class R Shares Distribution Plan between John Hancock Large Cap Select Fund and John Hancock Funds, LLC dated November 3, 2003.##

99.(m).10 Class R Shares Service Plan between John Hancock Large Cap Select Fund and John Hancock Funds, LLC dated November 3, 2003.#####

99.(m).11 Class A, Class B, Class C and Class R Distribution  Plans between John
          Hancock Allocation Growth + Value Portfolio and John Hancock Funds, LLC dated September 19, 2005.###########

99.(m).12 Class A, Class B, Class C and Class R Distribution  Plans between John
          Hancock Allocation Core Portfolio and John Hancock Funds, LLC dated September 19, 2005.###########

99.(m).13 Class R Shares Service Plan between John Hancock  Allocation  Growth &
          Value Portfolio and John Hancock Funds, LLC dated September 19, 2005.###########

99.(m).14 Class R Shares  Service  Plan between  John  Hancock  Allocation  Core
          Portfolio   and  John  Hancock   Funds,   LLC  dated   September   19,
          2005.###########

99.(m).15 Class A, Class B, and Class C Distribution  Plans between John Hancock
          International Classic Value Fund and John Hancock Funds, LLC dated February 28, 2006.#############

99.(m).16 Class A, Class B, Class C and Class R Distribution  Plans between John
          Hancock Classic Value II Fund and John Hancock Funds, LLC dated July 1, 2006.##############

99.(m).17 Class R Shares Service Plan between John Hancock Classic Value II Fund and John Hancock Funds, LLC dated July 1, 2006.##############

99.(n)    Rule 18f-3  Plan.  John  Hancock  Funds  Class A, Class B, Class C and
          Class  I   Multiple   Class   Plan   pursuant   to  Rule   18f-3   for
          Registrant.#########

99.(n).1 John Hancock Funds Class A, Class B, Class C, Class I and Class R Multiple Class Plan pursuant to Rule 18f03 for Registrant.#########

99.(n).2 Rule 18f-3 Plan. John Hancock Funds Class A, Class B, Class C, Class I, Class NAV and Class R Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated July 1, 2006.##############

99.(n).3 Rule 18f-3 Plan. John Hancock Funds Class A, Class B, Class C, Class I, and Class NAV Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated December 22, 2006.##############

99.(p) Code of Ethics. John Hancock Funds, Inc. and Independence Investment Associates, Inc.*****

99.(p).1 Code of Ethics. John Hancock Advisers, LLC, MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management
          LLC) and each John Hancock fund dated July 1, 2006.##############

99.(p).2  Code of Ethics. Pzena Investment Management LLC.###

99.(p).3 Code of Ethics. Addendum to Amended and Restated Code of Ethics of Pzena Investment Management, LLC.#####

99.(p).4  Code of Ethics. Shay Assets Management, Inc.####

99.(p).5  Code of Ethics. Sustainable Growth Advisers, L.P.########

99.(p).6 Code of Ethics. Independent Directors/Trustees of the John Hancock Funds, dated December 1, 2005.#############

99.(p).7 Code of Ethics. Third Amended and Restated, dated February 1, 2005, for Pzena Investment Management, LLC. ##############

99.(p).8  Code of Ethics.  Shay Assets  Management,  Inc.,  dated  December  19,
          2005.+

* Previously filed electronically with Registration Statement and/or post-effective amendment no. 44 file nos. 811-1677 and 2-29502 on April 26, 1995, accession number 0000950146-95-000180.

** Previously filed electronically with Registration Statement and/or post-effective amendment no. 46 file nos. 811-1677 and 2-29502 on June 14, 1996, accession number 0001010521-96-000095.

*** Previously filed electronically with Registration Statement and/or post-effective amendment no. 48 file nos. 811-1677 and 2-29502 on February 27, 1997, accession number 0001010521-97-000229.

**** Previously filed electronically with Registration Statement and/or post-effective amendment no. 52 file nos. 811-1677 and 2-29502 on February 22, 1999, accession number 0001010521-99-000135.

***** Previously filed electronically with Registration Statement and/or post-effective amendment no. 55 file nos. 811-1677 and 2-29502 on April 27, 2000, accession number 0001010521-00-000251.

****** Previously filed electronically with Registration Statement and/or post-effective amendment no. 58 file nos. 811-1677 and 2-29502 on December 27, 2001, accession number 0001010521-01-000304.

# Previously filed electronically with Registration Statement and/or post-effective amendment no. 61 file nos. 811-1677 and 2-29502 on April 3, 2002, accession number 0001010521-02-000150.

## Previously filed electronically with Registration Statement and/or post-effective amendment no. 63 file nos. 811-1677 and 2-29502 on September 3, 2002, accession number 0001010521-02-000293.

### Previously filed electronically with Registration Statement and/or post-effective amendment no. 64 file nos. 811-1677 and 2-29502 on February 28, 2003, accession number 0001010521-03-000101.

#### Previously filed electronically with Registration Statement and/or post-effective amendment no. 66 file nos. 811-1677 and 2-29502 on May 21, 2003, accession number 0001010521-03-000148.

##### Previously filed electronically with Registration Statement and/or post-effective amendment no. 67 file nos. 811-1677 and 2-29502 on August 5, 2003, accession number 0001010521-03-000255.

###### Previously filed electronically with Registration Statement and/or post-effective amendment no. 69 file nos. 811-1677 and 2-29502 on August 29, 2003, accession number 0001010521-03-000304.

####### Previously filed electronically with Registration Statement and/or post-effective amendment no. 70 file nos. 811-1677 and 2-29502 on November 3, 2003, accession number 0001010521-03-000344.

######## Previously filed electronically with Registration Statement and/or post-effective amendment no. 71 file nos. 811-1677 and 2-29502 on March 1, 2004, accession number 0001010521-04-000070.

######### Previously filed electronically with Registration Statement and/or post-effective amendment no. 73 file nos. 811-1677 and 2-29502 on May 2, 2005, accession number 0001010521-05-000150.

##########Previously filed electronically with Registration Statement and/or post-effective amendment no. 74 file nos. 811-1677 and 2-29502 on May 2, 2005, accession number 0001010521-05-000233.

###########   Previously filed electronically with Registration Statement and/or post-effective amendment no. 75 file nos. 811-1677 and 2-29502 on December 14, 2005, accession number 0001010521-05-000513.

############  Previously filed electronically with Registration Statement and/or post-effective amendment no. 76 file nos. 811-1677 and 2-29502 on March 1, 2006, accession number 0001010521-05-000156.

############# Previously filed electronically with Registration Statement and/or post-effective amendment no. 77 file nos. 811-1677 and 2-29502 on May 15, 2006, accession number 0001010521-06-000392.

##############Previously filed electronically with Registration Statement and/or post-effective amendment no. 78 file nos. 811-1677 and 2-29502 on December 22, 2006, accession number 0001010521-06-000978.

+ Filed herewith.